As filed with the Securities and Exchange Commission on
April 24, 2024
1933 ACT REGISTRATION NO. 333-170345

1940 ACT REGISTRATION NO. 811-21988
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM
N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 27

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Post-Effective Amendment No. 116

(CHECK APPROPRIATE BOX OR BOXES)
EAIC VARIABLE CONTRACT ACCOUNT A

(Exact Name of Registrant)
EMPOWER ANNUITY INSURANCE COMPANY

(Name of Depositor)
280 Trumbull Street

Hartford, Connecticut 06103

(860) 534-2000

(Address and telephone number of Depositor’s principal executive offices)
Michele Drummey

Vice President and Assistant General Counsel

Empower Annuity Insurance Company

280 Trumbull Street

Hartford, Connecticut 06103

(Name and address of agent for service)
It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2024 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a) of Rule 485
on May 1, 2024 pursuant to paragraph (a) of Rule 485

EMPOWER RETIREMENT SECURITY ANNUITY III

PROSPECTUS: May 1, 2024
This prospectus describes the Empower Retirement Security Annuity III, a flexible premium deferred annuity (the “Annuity” or
“Contract”) offered by Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the EAIC
Variable Contract Account A. Depending on the state you live in, the Contract may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person to whom the certificate is issued. Your rights and benefits do not vary based on the form of the
Contract; in other words, your rights do not vary whether you have an individual annuity contract or a certificate under a group annuity. The Contract or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
The Contract is sold by Empower exclusively to fund Individual Retirement Accounts within the meaning of Section 408(a)
(“IRA”) and Section 408A (“Roth IRA”) of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of individuals electing a direct rollover from Retirement Plans funded with a Empower group annuity that provides for the transfer to this
Contract of the IncomeFlex Target guaranteed minimum withdrawal benefit the Participant has under the Retirement Plan. We may require the custodian of the IRA(s) be our designated affiliate. If you transfer assets to both an IRA and Roth IRA under this Contract, your Retirement Plan guaranteed values will be divided and proportionally reduced among the IRA and Roth IRA. You will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately. If you have more than one Retirement Plan IncomeFlex Target Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Target Benefits.
If you are a new investor in the Contract, you may cancel your Contract within 10 days (or longer in some states) of receiving it without paying fees or penalties. Upon cancellation, you will receive either a full refund of your Purchase Payments or your total
Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Contract and what you should consider before purchasing it.
Please read this prospectus before purchasing the Contract and keep it for future reference. The current prospectuses for the underlying mutual fund portfolios contain important information about the mutual funds. When you invest in a Variable Investment
Option, you should read the underlying mutual fund prospectus and keep it for future reference.
In compliance with United States law, Empower will deliver this prospectus to Contract Owners that currently reside outside the
United States.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE
ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE
CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
ANY OTHER GOVERNMENT AGENCY.
Additional information about certain investment products, including variable annuities, has been prepared by the
Securities and Exchange Commission's staff and is available at Investor.gov.

FOR FURTHER INFORMATION CALL (855) 756-4738 OR VISIT: WWW.EMPOWER.COM
Prospectus Dated: May 1, 2024
Statement of Additional Information Dated: May 1, 2024

TABLE OF CONTENTS

Section	Page
GLOSSARY	4
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	8
OVERVIEW OF THE CONTRACT	11
FEE TABLE	13
SECTION 1: WHAT IS THE EMPOWER RETIREMENT SECURITY ANNUITY III?	14
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”	15
SECTION 2: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE CONTRACT?	15
SECTION 3: WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?	17
BENEFITS AVAILABLE UNDER THE CONTRACT	17
CALCULATION OF THE DEATH BENEFIT	17
PAYOUT OPTIONS	17
BENEFICIARY	19
INCOMEFLEX TARGET BENEFIT	19
TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES	20
HIGHEST BIRTHDAY VALUE	21
INCOME BASE	22
ANNUAL GUARANTEED WITHDRAWAL AMOUNT	23
LOCK-IN DATE ELECTED IN RETIREMENT PLAN	23
LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN	24
SPOUSAL BENEFIT	25
MULTIPLE RETIREMENT PLANS – TRANSFER OF GUARANTEED VALUES	26
ESTABLISHING A ROTH IRA; CONVERSIONS AND RECHARACTERIZATIONS	28
WITHDRAWALS UNDER THE INCOMEFLEX TARGET BENEFIT	29
SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT	31
EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS	31
INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP	32
OTHER IMPORTANT CONSIDERATIONS	33
TERMINATION OF THE INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD	34
SPECIAL RULES FOR INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT IF YOUR RETIREMENT PLAN GUARANTEED LIFETIME WITHDRAWAL BENEFIT WAS ADMINISTERED BY AB	34
SECTION 4: HOW CAN I PURCHASE THE EMPOWER RETIREMENT SECURITY ANNUITY III?	36
PURCHASE PAYMENTS	36
DISCONTINUANCE OF CONTRIBUTIONS	37
ALLOCATION OF PURCHASE PAYMENTS	37
CALCULATING CONTRACT VALUE	37
SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY III?	38
CHARGES IN GENERAL	38
ADMINISTRATIVE EXPENSE	38
BASE CONTRACT EXPENSE	38
SURRENDER CHARGE	39
TAXES ATTRIBUTABLE TO PREMIUM	39
TRANSFER FEE	39
COMPANY TAXES	39
UNDERLYING MUTUAL FUND FEES	40
SECTION 6: HOW CAN I ACCESS MY MONEY?	40
WITHDRAWALS DURING THE ACCUMULATION PHASE	40
AUTOMATED WITHDRAWALS	40
SUSPENSION OF PAYMENTS OR TRANSFERS	41
SECTION 7: WHAT INVESTMENT OPTIONS CAN I CHOOSE?	41
VARIABLE INVESTMENT OPTIONS	41
PAYMENTS MADE TO EMPOWER	42
TRANSFERS AMONG OPTIONS	42
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES	42
SCHEDULED TRANSACTIONS	43
VOTING RIGHTS	44
2

3

GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary of terms. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
AB:
Formerly called AllianceBernstein, is the investment product provider of the multi-insurer retirement income investment offered through various platforms. Some Retirement Plans who purchased this product used AB as their recordkeeper, and not Empower. For that reason, you may see certain notations in this prospectus that refer specifically to and only apply to Participants who rolled over their account value from those Retirement Plans that were administered by AB.
Accumulation Phase:
The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the
Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value:
We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as the Base Contract Expenses. The number of
Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase
Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Adjusted Contract Value:
When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.
Annual Guaranteed Withdrawal Amount:
Under the terms of the IncomeFlex Target Benefit, an amount that you may withdraw each Withdrawal Period as long as you live (if the optional Spousal Benefit is elected, then until the last to die of the Participant and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the
Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. If you
locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan, the initial Annual Guaranteed
Withdrawal Amount for this Annuity will be the Retirement Plan Annual Guaranteed Withdrawal Amount. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.
Annuitant:
The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date:
The date you elect to begin Annuity Payments (annuitization).
Annuity Option:
An option under the Contract that defines the frequency and duration of Annuity Payments. See
Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
Annuity Payment:
Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the
IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The
IncomeFlex Target Benefit” in Section 3, “What Are The Benefits Available Under The Contract?”
Annuity Phase:
The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Base Contract Expense:
The Base Contract Expense, also referred to as the Base Contract fee in certain parts of this prospectus, is comprised of two parts: the IncomeFlex Target Benefit and the mortality and expense fee.
Beneficiary:
The person(s) or entity you have chosen to receive the Death Benefit.
Birthday:
Each anniversary of the Participant’s date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of the Participant’s date of birth.
Business Day:
A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than
4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.
4

Code:
The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contract Date:
The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the
Empower Care Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the
Contract Date or on a Contract anniversary.
Contract Owner, Owner or You:
The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.
Contract Value:
The total value of your Contract, equal to the sum of the value of your investment in the investment option. Your Contract Value will go up or down based on the performance of the investment option, as well as contributions or withdrawals to the investment option. This applies in both the Accumulation Phase and Withdrawal
Period.
Contribution Source:
Refers to whether assets are Roth or Non-Roth Contributions.
Conversion:
The transfer of funds between an IRA and Roth IRA under this Annuity. Conversions are allowed under this
Annuity as permitted by the Code.
Conversion Ratio:
If your Retirement Plan guaranteed lifetime withdrawal benefit is administered by AB, then we may adjust your Income Base upon conversion of that benefit to the benefit under this Annuity. We do that based on a
“Conversion Ratio” that compares the Retirement Plan Guaranteed Withdrawal Percentage under your plan to a specified Guaranteed Withdrawal Percentage under this Annuity. See Section 3, “What Are The Benefits Available Under
The Contract?”
Death Benefit:
If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See
Section 3, “What Are The Benefits Available Under The Contract?”
Empower Care Center:
Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado 80111. The
phone number is (855) 756-4738. Empower’s website is www.empower.com.
Excess Withdrawal:
Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount.
Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 3, “What Are The Benefits
Available Under The Contract?”
Good Order:
Sufficiently clear instruction received by the Empower Care Center (or via the appropriate Empower address, telephone number, fax number or website if the item is a type we accept by those means) on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that
Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage:
The percentage of the Income Base used to determine the Annual Guaranteed
Withdrawal Amount. The Guaranteed Withdrawal Percentage applied at the Lock-In Date is used for purposes of determining your Status when transferring funds among the IRA and Roth IRA. See Section 3, “What Are The Benefits
Available Under The Contract?”
Highest Birthday Value:
For purposes of determining the Income Base, the initial Highest Birthday Value is the adjusted Retirement Plan Highest Birthday Value on the Contract Date, and thereafter the greater of (a) the initial
Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 3, “What Are The Benefits Available Under
The Contract?”
Income Base:
The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Income Base is
equal to the greater of: (a) the Highest Birthday Value or (b) the Contract Value when you lock in your Annual
Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Excess Withdrawals and/or
5

Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes. If your Retirement Plan guaranteed lifetime withdrawal benefit is administered by AB, then we may adjust your Income Base upon conversion of that benefit to the IncomeFlex Target Benefit under this Annuity.
IncomeFlex Target Benefit:
A standard feature of the Contract that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.
Individual Retirement Account (“IRA”):
A tax qualified individual retirement account within the meaning of
Section 408(a) of the Code, which is invested in one of the Variable Investment Options used to provide our guarantees under this Contract. Such IRA is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. We may require that the custodian of the IRA funded by the Annuity be our designated affiliate.
This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Lock-In Date:
The date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this
Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In
Date for the Spousal Benefit).
Non-Roth Contributions:
Pre-tax and post-tax deferrals and contributions made under your Retirement Plan, other than Roth Contributions.
Participant:
A Participant in a Retirement Plan with the IncomeFlex Target Benefit who has or had a Retirement Plan
Withdrawal Benefit that is transferred to this Annuity pursuant to a contractual conversion privilege. Participant does not include a spouse eligible for a Retirement Plan Spousal Benefit.
Purchase Payment:
The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. We reserve the right to prohibit additional Purchase Payments in the future with notice to you.
Recharacterization:
The redefining of a transfer made to an IRA as having been made or transferred instead to another type of IRA. You may elect to recharacterize Purchase Payments designated as contributions made to your IRA or Roth
IRA and have those Purchase Payments treated as if made instead to your Roth IRA or IRA, respectively.
Recharacterizations are allowed under this Annuity as permitted by the Code.
Retirement Plan:
An employment based Retirement Plan funded with a Empower group annuity that permits the
Participant or his or her spouse to transfer to this Contract the Retirement Plan IncomeFlex Target Benefit.
Retirement Plan Active Eligible Investments:
The investments required to be used in order to receive guarantees under the Retirement Plan IncomeFlex Target Benefit. Retirement Plan Active Eligible Investments includes investments funded with Roth Contribution and Non-Roth Contribution sources.
Retirement Plan Annual Guaranteed Withdrawal Amount:
Your Annual Guaranteed Withdrawal Amount as
determined under the Retirement Plan IncomeFlex Target Benefit.
Retirement Plan Guaranteed Withdrawal Percentage:
The percentage of the Retirement Plan Income Base used
to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage. The Retirement Plan Guaranteed
Withdrawal Percentage applied on the Retirement Plan Lock-In Date is used for purposes of determining your Status when transferring and combining multiple Retirement Plan IncomeFlex Target Benefits. See “Multiple Retirement
Plans
–
Transfer of Guaranteed Values” in Section 3, “What Are The Benefits Available Under The Contract?”
Retirement Plan Highest Birthday Value:
The Highest Birthday Value as determined under the Retirement Plan
IncomeFlex Target Benefit.
Retirement Plan Lock-In Date:
The guaranteed withdrawal lock-in date, determined under the Retirement Plan
IncomeFlex Target Benefit.
Retirement Plan Income Base:
The Income Base as determined under the Retirement Plan IncomeFlex Target
Benefit.
Retirement Plan IncomeFlex Target Benefit:
The IncomeFlex Target guaranteed withdrawal benefit as offered through a Retirement Plan.
6

Retirement Plan Spousal Benefit:
The Participant’s “spousal benefit” as determined under the Retirement Plan
IncomeFlex Target Benefit.
Roth Contribution:
After-tax Roth deferrals and contributions made under your Retirement Plan.
Roth Individual Retirement Account (“Roth IRA”):
A tax qualified retirement investment under Section 408A of
the Code, as amended, which is invested in one of the Variable Investment Options used to provide our guarantees under this Annuity. Such contract is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for a Roth IRA, the
Contract must be issued to a custodial account established as a Roth IRA.
Separate Account:
Purchase Payments allocated to the Variable Investment Options are held by us in a separate account called the EAIC Variable Contract Account A. The Separate Account is set apart from all of the general assets of
Empower.
Spousal Benefit:
An optional version of the IncomeFlex Target Benefit which, if elected and certain conditions are satisfied, extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.
Status:
For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to this Annuity or between the IRA and Roth IRA, your Status is based upon the age and Spousal Benefit election applicable to each
Retirement Plan or Contract.
Step-Up Amount:
The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up
Date.
Step-Up Date:
After the Lock-In Date, the Business Day that immediately precedes your Birthday.
Sub-account:
A Variable Investment Option offered under EAIC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral:
This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract.
You should be aware that the only way to
receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an IRA or Roth
IRA), which provides Tax Deferral regardless of whether it invests in annuity contracts.
See Section 9, “What
Are The Tax Considerations Associated With The Empower Retirement Security Annuity III?”
Variable Investment Option:
When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Empower that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period:
Each year beginning on the Participant’s Birthday and ending on the last day preceding the next
Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.
7

IMPORTANT INFORMATION YOU SHOULD CONSIDER
ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals	There are no fees for early withdrawals and you are not prohibited from making early withdrawals.
Transaction Charges
Charges may be applied to a transaction if state or local premium taxes are assessed. Charges may be applied to transfers (if more than 12 in a Contract year).

For more information about transaction charges, please refer to
Section 5, “What
Are The Expenses Associated With The Empower Retirement Security Annuity
III?”
later in this prospectus.

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract 1	1.00%	3.25%
	Investment Options (Portfolio Fees and Expenses)	0.55%	0.85%
	Optional Benefits For An Additional Charge 2	None	None
1 The Base Contract fee includes the fee for the IncomeFlex Target Benefit and the mortality and expense fee. 2 The Optional Benefit is the Optional Spousal Benefit.
For more information about the IncomeFlex Target Benefit and the Optional Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.

	Lowest Annual Cost $ 1,414	Highest Annual Cost $ 3,499
Assumes:
•
Investment of $100,000
•
5% annual appreciation
•
Least expensive combination of
Base Contract fee and portfolio fees
and expenses
•
No sales charges
•
No additional purchase payments,
transfers or withdrawals

Assumes:
•
Investment of $100,000
•
5% annual appreciation
•
Most expensive combination of Base
Contract fee and portfolio fees and
expenses
•
No sales charges
•
No additional purchase payments,
transfers or withdrawals

For more information about ongoing fees and expenses, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity III?” later in this prospectus.
RISKS
Risk of Loss
The Contract is subject to the risk of loss. You could lose some or all of your
Contract Value.

For more information about the risk of loss, please refer to
Section 2, “What Are
The Principal Risks Of Investing In The Contract?”
later in this prospectus.

Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a
8

long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income.
Consequently
, you should not use the
Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should
consider
whether investing purchase payments
in the Contract is consistent with the purpose for which the investment is being considered.

For more information about the risk profile of the Contract, please refer to
Section 2, “What Are The Principal Risks Of Investing In The Contract?”
later in this
prospectus.

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.

For more information about the risks associated with the investment options, please refer to
Section 2, “What Are The Principal Risks Of Investing In The
Contract?”
later in this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Empower Annuity
Insurance Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Empower Annuity Insurance Company. More information about Empower Annuity Insurance Company is available upon request. Such requests can be made toll-free at (855) 756-4738.

For more information about insurance company risks, please refer to
Section 2,
“What Are The Principal Risks Of Investing In The Contract?”
later in this
prospectus.

RESTRICTIONS
Investment Options
•
During the Contract Accumulation Phase, you may make up to 12 transfers each Contract year without charge. If you make more than 12 transfers in one
Contract year, you may be charged up to $30 for each additional transfer.
•
Empower Annuity Insurance Company reserves the right to remove or substitute the portfolios used by the Variable Investment Options. You will be given specific notice in advance of any substitution we intend to make.
•
Please note that because the PGIM Balanced Fund is closed to new investors, if you are currently invested in this fund and you transfer out, you cannot transfer back in.

For more information about investment and transfer restrictions, please refer to
Section 5, “What Are The Expenses Associated With The Empower Retirement
Security Annuity III?”
later in this prospectus.

Optional Benefits
This Contract provides a standard guaranteed income benefit at a cost deducted from your Contract Value with an optional Spousal Benefit. You should know that:

•
Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed
Withdrawal Amount and possibly terminate the benefit without value.
•
Once you “lock in” your IncomeFlex Target Benefit and elect the Spousal
Benefit, your choice is irrevocable. While there is no additional charge for optional Spousal Benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.

9

For more information about the IncomeFlex Target Benefit and the Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
TAXES
Tax Implications
You should consult a qualified tax adviser to determine the tax implications of an investment in and payments received under the Contract. Generally, withdrawals
(either as a lump sum or as regular payments) are taxed as ordinary income, and may be subject to tax penalties. Depending on your plan type you, you may be charged different fees for early withdrawals or be prohibited from making early withdrawals. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description.

You generally may withdraw money at any time during the Accumulation Phase.
You may, however, be subject to income tax. If you make a withdrawal prior to age 59
 1
∕
2
, you also may be subject to a 10% additional tax.

You should consult with your tax adviser for more specific information about the tax treatment of your plan withdrawals.

For more information about tax implications, please refer to
Section 9, “What Are
The Tax Considerations Associated With The Empower Retirement Security
Annuity III?”
later in this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
While we generally do not pay commissions for the sales of the Contract, some investment professionals may receive compensation for selling the Contract to investors under legacy distribution agreements with the Company. Such compensation (commissions, overrides, and expense reimbursement allowances)
may continue to be paid to broker-dealers that are registered under the Securities
Exchange Act of 1934 and/or entities that are exempt from such registration (firms)
under these legacy agreements for past sales. Additionally, should an investment professional voluntarily approach the Company with a prospect, the Company would be obligated to pay a commission under these legacy agreements. These investment professionals may have an incentive to sell you one product over another because some products pay higher commissions than others. The investment professional will receive all or a portion of the compensation, depending on the practice of the firm.

For more information about compensation, please refer to
Section 10, “Other
Information”
later in this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.

For more information about exchanges, please refer to
Section 9, “What Are The
Tax Considerations Associated With The Empower Retirement Security Annuity
III?”
later in this prospectus.

10

OVERVIEW OF THE CONTRACT
The Empower Retirement Security Annuity III is a variable annuity contract issued by Empower. We only offer the
Contract as a rollover option to Participants who have a IncomeFlex Target Benefit in connection with a Retirement Plan.
The Contract is between you, the Owner, and us, the insurance company. The Contract allows you to invest assets contributed to a custodial IRA or custodial Roth IRA in the Contract, which provides two Variable Investment Options, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes. This Contract is specifically designed for those concerned they may outlive their retirement income and it is priced accordingly. If you have short term investment needs that you expect this annuity to support, this product is not for you. If you are not concerned you may outlive your savings, you may want to consider if this product suits your needs solely based on its other investment and insurance feature.
The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase.
During the Accumulation Phase, if you have purchased this Annuity through an IRA, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the IncomeFlex
Target Benefit. If you purchased this Annuity through a Roth IRA, any earnings grow on a tax deferred basis. Qualified distributions are generally federal income tax free (state treatment may vary). A distribution is a qualified distribution if it occurs after five tax years after contributing to a Roth IRA and the owner is either age 59
 1
∕
2
, dies, is disabled or is a first
time home buyer ($10,000 lifetime limit). For distributions that are not qualified distributions, amounts are generally taxed as income only when you make withdrawals of earnings, including withdrawals under the IncomeFlex Target Benefit, and a
10% additional tax may apply. The Annuity Phase starts if you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life with period certain. You are not required to annuitize your Contract. However, once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•
Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead you will be paid a stream of annuity payments.
•
You generally cannot change the payment stream you chose once it has begun.
•
Both the IncomeFlex Target Benefit and the Death Benefit terminate upon annuitization.
Note that during the Accumulation Phase, the IncomeFlex Target Benefit (discussed in Section 3, “What Are The
Benefits Available Under The Contract?”) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
You can invest your money in the Variable Investment Options available under the Contract, which offer the opportunity for a favorable return that can increase your Contract Value. However, favorable returns are NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease.
For more information about
the Variable Investment Option, please refer to “Appendix A: Portfolios Available Under The Contract” later in this prospectus.
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the
Spousal Benefit. See Section 3, “What Are The Benefits Available Under The Contract?”
The IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Contract annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).
The IncomeFlex Target Benefit is a standard feature of the Contract that applies to the Annuitant automatically. The
Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed
11

Withdrawal Amount will be less than if you had not elected it. If you elected the Retirement Plan Spousal Benefit, then you will automatically receive the Spousal Benefit under this Contract. If you purchase this Contract on or after your
Retirement Plan Lock-In Date, you may not add or remove the Spousal Benefit upon or after purchasing this Contract. For additional information about the fees for the IncomeFlex Target Benefit, see “Fee Table” and Section 5, “What Are The
Expenses Associated With The Empower Retirement Security Annuity III?”
You may only establish one IRA and one Roth IRA funded by this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security
Annuity III?”
During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center address shown in “How To Contact Us” in Section 10,
“Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.
12

FEE TABLE
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options.
State premium taxes may also be deducted. For more information about those fees and maximum charges, see Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity III?”
later in this prospectus.

TRANSACTION EXPENSES
	Current	Maximum
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None
Transfer Fee 1	$ 0	$ 30
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions 2 (as a percentage of Contract Value)	N/A 2	3.5%
1
Currently, we do not impose a transfer fee. As shown in the table, we may begin to charge a transfer fee up to a maximum of $30 for each transfer after 12 in a Contract year.
2
Current taxes in a given state can range from 0% to 3.5%, depending on your state of jurisdiction. For additional information see “Taxes Attributable to
Premium” in Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity III?”
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES
	Current	Maximum
Administrative Expenses	$ 0	$ 150
Base Contract Expenses 1, 2	1.00%	3.25%
Optional Benefit Expenses 1, 3	0.00%	0.00%
Surrender Charge 4	$ 0	$ 0
1
Percentages noted above are percentages of daily net assets of the Contract Value.
2
Base Contract Expenses include the fee for the IncomeFlex Target Benefit and the mortality and expense fee.
3
The Optional Benefit is the Optional Spousal Benefit.
4
There are no surrender charges in this product.
The next item shows the minimum and maximum total operating expenses charged by the Variable
Investment Options that you may pay periodically during the time that you own the Contract. For a complete list of Variable Investment Options available under the Contract, including their annual expenses, please refer to “Appendix A: Portfolios Available Under the Contract” later in this prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES
	Minimum	Maximum
Annual Portfolio Company Expenses	0.55%	0.85%
13

ANNUAL PORTFOLIO COMPANY EXPENSES
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The
Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Contract expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your Contract at the end of the applicable time period:	$4,353	$13,139	$22,037	$44,776
If you annuitize at the end of the applicable time period:	$4,353	$13,139	$22,037	$44,776
If you do not surrender your Contract:	$4,353	$13,139	$22,037	$44,776
SECTION 1: WHAT IS THE EMPOWER RETIREMENT
SECURITY ANNUITY III?
The Empower Retirement Security Annuity III is a variable annuity contract issued by Empower, with its principal place of business located at
28
0 Trumbull Street, Hartford, CT 06103. Empower is solely responsible for its obligations under Empower Retirement Security Annuity III, and there are no support agreements from third parties relating to the capitalization of Empower. You may invest in the Separate Account. The income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Accounts’ own investment experience and not the investment experience of Empower’s other assets. The assets of the Separate Account may not be used to pay any liabilities required of Empower, other than the liabilities required under the terms of the Contract.
Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity
Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 3, “What Are The Benefits Available Under The
Contract?” for further details. These withdrawals are different than Annuity Payments.
This Annuity contract does not benefit from Tax Deferral, unlike many annuity contracts that generally do when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain IRAs and Roth IRAs, which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not purchase this Contract to gain the preferential tax treatment provided by your IRA. If this Contract were offered outside of such tax qualified accounts, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Contract compared with any other investments or benefits available through your retirement plan or elsewhere.
The Empower Retirement Security Annuity III is a variable annuity contract. This means that during the
Accumulation Phase, you can allocate your assets to the available Variable Investment Option. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with the Variable Investment Options. Because each underlying mutual fund’s portfolio
14

fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
You are the Owner of the Contract, as the individual for whom the IRA and/or Roth IRA is established. You generally have all the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.
You may only establish one IRA and one Roth IRA funded by a Contract. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to
us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?”
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower
Retirement Security Annuity III?”
To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center at the address shown in “How To Contact Us” in Section 10, “Other
Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Payments made from an IRA are subject to 10% federal income tax withholding. The taxpayer can choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.
SECTION 2: WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THE CONTRACT?
The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with the Variable Investment Option
. You take all the investment risk for amounts allocated
to the Sub-account, which invest in a portfolio. If the Sub-account you select increases in value, then your Contract Value goes up; if it decreases in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolio in which your Sub-account invests. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio, which has its own unique risks. You should review the prospectus for the portfolio before making an investment decision.
Insurance Company Risk.
No company other than Empower has any legal responsibility to pay amounts that
Empower owes under the Contract. You should look to the financial strength of Empower for its claims-paying ability.
Empower is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social
15

developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Empower and our ability to conduct business and process transactions. Although Empower has business continuity plans, it is possible that the plans may not operate as intended or required and that Empower may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
The IncomeFlex Target Benefit.
This Contract provides a standard guaranteed income benefit with an optional
Spousal Benefit at a cost deducted from your Contract Value.
You should know that:
•
Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
•
Once you “lock in” your IncomeFlex Target Benefit and elect the Spousal Benefit, your choice is irrevocable.
While there is no additional charge for optional Spousal Benefit, any Annual Guaranteed Withdrawal Amounts
will be less than if you had not elected it because we will continue the Annual Guaranteed Withdrawal
Amounts until the later of you or your Spouse's passing.
Annuitization.
Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•
Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
•
You generally cannot change the payment stream you chose once it has begun.
•
Both the IncomeFlex Target Benefit and the Death Benefit terminate upon annuitization.
Possible Adverse Tax Consequences.
The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase
Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Risk of Loss of or Reductions to Benefits.
If you take certain actions under your Contract, such as surrendering your Contract or taking excess withdrawals under the terms of the IncomeFlex Target Benefit, you may lose or reduce the value of that benefit. For more information about the IncomeFlex Target Benefit, please refer to “IncomeFlex Target
Benefit” in Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
Not a Short-Term Investment.
The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis, including the benefits of the IncomeFlex Target Benefit. Consequently, you should not use the Contract as a short-term investment or savings vehicle or if you do not seek the benefits provided by the IncomeFlex Target Benefit. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.
Risk of Loss.
All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.
16

SECTION 3: WHAT ARE THE BENEFITS AVAILABLE
UNDER THE CONTRACT?
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

NAME OF BENEFIT	PURPOSE	STANDARD OR OPTIONAL	ANNUAL FEES		RESTRICTIONS/ LIMITATIONS
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$ 0	$ 0	None
IncomeFlex Target Benefit (also referred to as the Base Contract Expense)	Once locked in, guarantees your ability to withdraw an Annual Guaranteed Withdrawal Amount, even if your Contract Value is reduced to zero.	Standard	1.00% 1	1.50% 1
If your Contract
Value is reduced to
zero because of
excess withdrawals,
you will not receive
any further
payments.

Additionally, excess
withdrawals reduce
the amount of your
Annual Guaranteed
Withdrawal Amount
permanently.

Optional Benefit 2	Designed to provide an Annual Guaranteed Withdrawal Amount until the last to die of you and your spouse.	Optional	0.00% 1	0.00% 1	Results in a lesser Annual Guaranteed Withdrawal Amount. Once elected, the Spousal Benefit may not be revoked. Excess withdrawal rules noted above apply.
1
Percentage of daily net assets of the Contract Value.
2
The Optional Benefit is the Optional Spousal Benefit.
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.
PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as an IRA, Roth IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, Roth IRA or other
“qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available
17

payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE
SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See
Section 3, “What Are The Benefits Available Under The Contract?”
Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.
The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.
Choice 1:
Lump sum payment of the Death Benefit
. If the Beneficiary does not choose a payout option within
60 days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited
IRA would also be included in this payout option.
Choice 2:
The payment of the entire Death Benefit by December 31 of the calendar year that contains the
10th anniversary of the date of death of the Owner
.
Choice 3:
Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the
Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31 of the year following the year of death of the Owner.
This payout option is available if you have
named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.
If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice 2, modified to be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the death of the Owner.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For
Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31 of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Owner established a Lock-In Date and elected the Spousal Benefit, and the Beneficiary is the spouse of the
Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the
Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity, the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the
Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 72 or can change title to the account to the spouse’s name.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What
Are The Tax Considerations Associated With The Empower Retirement Security Annuity III?”
Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
A Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization).” The
18

Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash
(or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security
Annuity III?” If the Beneficiary fails to make any election within any time limit prescribed by or for the Retirement Plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the
Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Target Benefit.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you request, provided that we receive the request in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation. It is critical you keep your Beneficiary information up to date. If we cannot locate your Beneficiary, we may be required under state law to pay the benefit to someone else, like your estate, or possibly escheat the benefit to your state of residence depending on the circumstances and applicable federal law.
The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the IRA or Roth IRA it funds, when you elect the benefit and when you die.
See Section 3, “What Are The Benefits Available Under The Contract?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower
Retirement Security Annuity III?”
INCOMEFLEX TARGET BENEFIT
The IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to annually withdraw certain amounts that we specify under this Contract. If you do not take more withdrawals than those specified amounts each year, and your Contract Value is reduced to zero, either by making these withdrawals according to their terms or due to poor market performance, we will continue to make those annual payments to you for as long as you live.
Here is how it works: We determine the amount you can withdraw by calculating an initial notional value (called the
“Income Base”). You are allowed to take a withdrawal equal to a percentage of the Income Base, regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals).
The Income Base is used to determine the amount you may withdraw each Withdrawal Period as long as you live (the
“Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value
(described below) or the Contract Value on the Business Day prior to your Lock-in Date. If your Retirement Plan guaranteed lifetime withdrawal benefit is administered by AB, then we may adjust the Income Base upon your acquisition of this Annuity, as detailed below. There are two options
–
one is the base benefit designed to provide an annual
withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse. The Income Base can increase, but it can also decrease if you withdraw more than your Annual Guaranteed Withdrawal Amount.
The base IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product
(including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed
Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed
Withdrawal Amount if you elect the Spousal Benefit than if you had not. If you elected the Retirement Plan Spousal
19

Benefit, then you will automatically receive the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date (your guaranteed withdrawal lock-in date as determined under the Retirement
Plan IncomeFlex Target Benefit), then you may not add or remove the Spousal Benefit upon or after purchasing this
Contract. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see
Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity III?”
If you establish both an IRA and Roth IRA funded by this Annuity, you will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract, described below, will be calculated separately.
TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES
This Contract is sold exclusively as a rollover option to individuals who have a Retirement Plan IncomeFlex Target
Benefit. This Contract is designed to accept the transfer of Retirement Plan IncomeFlex Target Benefit guaranteed values in connection with a direct rollover of assets invested in the Retirement Plan Active Eligible Investments to an IRA and/or
Roth IRA. You may only establish one IRA and one Roth IRA funded by this Annuity. Assets invested in the Retirement Plan
Active Eligible Investments funded by Non-Roth Contributions may only be rolled over and held in an IRA under this
Annuity. Retirement Plan Active Eligible Investments funded by Roth Contributions may only be rolled over to a Roth IRA under this Annuity. If you transfer assets to both an IRA and Roth IRA under this Annuity, the Retirement Plan guaranteed values described below will be divided and proportionally reduced among the IRA and Roth IRA. You will receive separate
Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately.
If you have more than one Retirement Plan IncomeFlex Target Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Target Benefits under an IRA or Roth
IRA funded by this Annuity. See “Multiple Retirement Plans
–
Transfer of Guaranteed Values” in Section 3, “What Are The
Benefits Available Under The Contract?”.
In connection with the rollover transaction (except as discussed later in this Section 3, “What Are The Benefits
Available Under The Contract?”, regarding a transfer of the AB account balance to this Annuity), each guarantee value described below will begin with a value equal to the corresponding Retirement Plan guaranteed value, assuming a transfer of 100% of the assets from either Roth or Non-Roth Contributions (but not both) under the Retirement Plan. If less than
100% of assets are transferred or the transfer includes both Non-Roth and Roth Contributions, then the Retirement Plan guaranteed values will be proportionately reduced and divided between the IRA and Roth IRA, as applicable.
If you purchase this Contract prior to your Retirement Plan Lock-In Date, then the Highest Birthday Value as determined under the Retirement Plan IncomeFlex Target Benefit (the “Retirement Plan Highest Birthday Value”) will be used to determine your initial Highest Birthday Value, and Income Base under this Contract (except as discussed later in this Section 3, “What Are The Benefits Available Under The Contract?”, regarding a transfer of the AB account balance to this Annuity). You also can choose whether to elect the Spousal Benefit at the time you lock in your Annual Guaranteed
Withdrawal Amount under this Contract.
If you purchase this Contract on or after your Retirement Plan Lock-In Date, then your Annual Guaranteed
Withdrawal Amount as determined under the Retirement Plan IncomeFlex Target Benefit (the “Retirement Plan Annual
Guaranteed Withdrawal Amount”) and your Income Base as determined under the Retirement Plan IncomeFlex Target
Benefit (the “Retirement Plan Income Base”), will be used to determine your initial Annual Guaranteed Withdrawal
Amount and initial Income Base, under this Contract (except as discussed later in this Section 3, “What Are The Benefits
Available Under The Contract?”, regarding a transfer of the AB account balance to this Annuity). Your guaranteed withdrawals will be available immediately, and you will not establish a Highest Birthday Value under this Contract. If you elected the Retirement Plan Spousal Benefit, then you will automatically have the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, you may not add or remove the Spousal
Benefit upon or after purchasing this Contract.
20

Brief Overview of IncomeFlex Target Benefit Under This Annuity
The IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. We call this annual withdrawal amount the Annual
Guaranteed Withdrawal Amount. The Annual Guaranteed Withdrawal Amount, in turn, is equal to a percentage of a notional value called the “Income Base.”
This Annuity is a “rollover” product that allows you to transfer values that you have accumulated in the IncomeFlex
Target Benefit held within your Retirement Plan to the IncomeFlex Target Benefit held by an IRA and/or Roth IRA investing in this Annuity.
The mechanism by which Retirement Plan IncomeFlex Target Benefit values transfer to this Annuity varies with respect to plans administered by AB. Under those, we do not carry over the Guaranteed Withdrawal Percentages under your AB benefit when you convert to this Annuity. Instead, you become subject to the single set of Guaranteed
Withdrawal Percentages applicable under this Annuity. However, to provide a comparable benefit level, we adjust the
Income Base at the time of conversion, as described below. See “Special Rules For Income Base And Annual Guaranteed
Withdrawal Amount If Your Retirement Plan Guaranteed Lifetime Withdrawal Benefit Was Administered By AB.”
HIGHEST BIRTHDAY VALUE
The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this Contract is purchased with 100% of the assets from either Roth or Non-Roth Contributions (but not both) under the Retirement
Plan, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets or the transfer includes both Non-Roth and Roth Contributions, then the initial Highest Birthday Value under your IRA and/or Roth IRA shall be divided and reduced proportionately as described in Examples 1 and 2 below. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Highest Birthday Value may be lower than your initial Contract Value. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made (if permissible).
Example 1
–
Proportional Reduction of Highest Birthday Value Under this Annuity Rolling Over Less Than
100% from One Source

• Retirement Plan Highest Birthday Value:	$ 120,000
• Retirement Plan Contract Value:	$ 100,000
• Amount rolled over from Retirement Plan to this Annuity:	$ 50,000
• Ratio of rollover to Retirement Plan Contract Value:	50%
• Initial Highest Birthday Value under this Annuity:	$ 60,000*
• Highest Birthday Value remaining in the Retirement Plan:	$ 60,000
*
The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Highest Birthday Value to determine the initial Highest Birthday Value under this Annuity. The initial Highest Birthday Value reflects a 50% reduction of the Retirement Plan Highest Birthday Value due to the partial transfer of 50% of the Retirement Plan Contract Value.
Example 2
–
Division and Proportional Reduction of Highest Birthday Value Under this Annuity Rolling Over
Roth and Non-Roth Contribution Sources

• Retirement Plan Highest Birthday Value:	$ 120,000
• Retirement Plan Contract Value:	$ 100,000
• Amount funded with Roth Contributions:	$ 60,000
• Amount funded with Non-Roth Contributions:	$ 40,000
• Amount rolled over from Retirement Plan to this Annuity	$ 100,000
• Ratio of Roth to Retirement Plan Contract Value:	60%*
• Initial Highest Birthday Value under the Roth IRA Annuity:	$ 72,000
• Initial Highest Birthday Value under the Non-Roth IRA Annuity:	$ 48,000
*
The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Highest Birthday Value to determine the division and proportional reduction of the initial Highest Birthday Value under this Annuity for the Roth IRA and IRA. The initial Highest Birthday Values reflect a 60%/40%
division of the Retirement Plan Highest Birthday Value between the Roth IRA and IRA, respectively.
21

The Highest Birthday Value under this Contract will equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays, until the Lock-In Date. Any withdrawals prior to the
Lock-In Date under this Annuity reduce your Highest Birthday Value proportionately as described in Example 3 below.
Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described below.
Example 3
–
Proportional Reduction of Highest Birthday Value Under this Annuity
–
Withdrawal

• Contract Value:	$ 100,000
• Withdrawal amount:	$ 10,000
• Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
• Highest Birthday Value:	$ 120,000
• 10% Reduction of Highest Birthday Value:	$ 12,000
• Adjusted Highest Birthday Value:	$ 108,000
INCOME BASE
If you purchase this Contract prior to your Retirement Plan Lock-In Date, then your Retirement Plan Highest
Birthday Value will be used to determine your initial Highest Birthday Value and Income Base under this Annuity. Until the
Lock-In Date, the Income Base will equal the greatest of: (a) that initial Highest Birthday Value, (b) the highest Contract
Value attained on each of the Participant’s Birthdays, and (c) the Contract Value on the Business Day prior to the Lock-In
Date. If you purchase this Contract on or after your Retirement Plan Lock-In Date, the initial Income Base under this
Annuity is determined by your Retirement Plan Income Base. If this Contract is purchased with 100% of the assets from either Roth or Non-Roth Contributions (but not both) under the Retirement Plan, then the initial Income Base under this
Annuity equals the Retirement Plan Income Base on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets or the transfer includes both Non-Roth and Roth Contributions, then the initial Income Base under your IRA and/or Roth IRA shall be divided and/or reduced proportionately between your IRA and/or Roth IRA as applicable. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.
Example 1
–
Proportional Reduction of Income Base Under this Annuity Rolling Over Less Than 100% from
One Source

• Retirement Plan Income Base:	$ 120,000
• Retirement Plan Contract Value:	$ 100,000
• Amount rolled over from Retirement Plan to this Annuity:	$ 50,000
• Ratio of rollover to Retirement Plan Contract Value:	50%
• Initial Income Base under this Annuity:	$ 60,000*
• Income Base remaining in the Retirement Plan:	$ 60,000
*
The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Income Base to determine the initial Income
Base under this Annuity and reflects a 50% reduction of the Retirement Plan Income Base due to the partial transfer of 50% of the Retirement Plan Contract
Value.
Example 2
–
Division and Proportional Reduction of Income Base Under this Annuity Rolling Over Both Roth and Non-Roth Contribution Source

• Retirement Plan Income Base:	$ 120,000
• Retirement Plan Contract Value:	$ 100,000
• Amount funded with Roth Contributions:	$ 60,000
• Amount funded with Non-Roth Contributions:	$ 40,000
• Ratio of Roth to Retirement Plan Contract Value:	60%*
• Initial Income Base under the Roth IRA Annuity:	$ 72,000
• Initial Income Base under the Non-Roth IRA Annuity:	$ 48,000
22

*
The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Income Base to determine division and proportional reduction of the initial Income Base under this Annuity for the Roth IRA and IRA. The initial Income Base for the Roth IRA and IRA reflect a 60%/40% division of the
Retirement Plan Income Base between the Roth IRA and IRA, respectively.
Any withdrawals prior to the Lock-In Date under this Annuity reduce your Income Base proportionately as described in Example 3 below. Each withdrawal reduces the Income Base by the percentage equivalent of the ratio of
(a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described below.
Example 3
–
Proportional Reduction of Income Base under this Annuity
–
Withdrawal

• Contract Value:	$ 100,000
• Withdrawal amount:	$ 10,000
• Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
• Income Base:	$ 120,000
• 10% Reduction of Income Base:	$ 12,000
• Adjusted Income Base:	$ 108,000
ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual
Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.
The Income Base is not a cash amount that you can withdraw from your Contract. Rather, on your Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage to the Income Base to determine your initial Annual Guaranteed
Withdrawal Amount. The percentages that will be applied to the Income Base are set forth in the chart below. You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Thus, your Income Base, when multiplied by the Guaranteed Withdrawal Percentage applicable to you based on your age (or the age of the younger spouse for the
Spousal Benefit) must produce an Annual Guaranteed Withdrawal Amount of at least $250 in order for you to have any available Annual Guaranteed Withdrawal Amount. If you cannot meet the $250 Annual Guaranteed Withdrawal Amount minimum, you will have paid fees for the IncomeFlex Target Benefit without being able to derive any withdrawal benefits.
In the table below, under “Lock-In Date Not Elected In Retirement Plan,” we also depict the minimum Income Base needed for each age band in order for you to realize an Annual Guaranteed Withdrawal Amount.
LOCK-IN DATE ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was elected before purchasing this Contract, then your Retirement Plan
Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. If this Contract is purchased with 100% of the assets from either Non-Roth or Roth Contributions
(but not both), then the initial Annual Guaranteed Withdrawal Amount under your IRA or Roth IRA equals the Retirement
Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the total assets from a single Contribution Source or the transfer includes both Non-Roth and Roth Contributions, then the initial Annual Guaranteed Withdrawal Amount under your IRA and/or Roth IRA will be divided and/or proportionally reduced as described in Examples 1 and 2 below.
Example 1 - Proportional Reduction of Annual Guaranteed Withdrawal Amount
–
One Contribution Source

• Retirement Plan Annual Guaranteed Withdrawal Amount:	$ 10,000
• Retirement Plan Contract Value:	$ 100,000
• Amount rolled over from Retirement Plan to this Annuity:	$ 50,000
• Ratio of rollover to Retirement Plan Contract Value:	50%
• Initial Annual Guaranteed Withdrawal Amount under this Annuity:	$ 5,000*
23

*
The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Annual Guaranteed Withdrawal Amount to
determine the initial Annual Guaranteed Withdrawal Amount under this Annuity. The initial Annual Guaranteed Withdrawal Amount under this Annuity reflects a 50% reduction of the Retirement Plan Annual Guaranteed Withdrawal Amount due to the partial transfer of 50% of the Retirement Plan Contract
Value.
Example 2 - Division and Proportional Reduction of Annual Guaranteed Withdrawal Amount
–
Roth and
Non-Roth Contribution Sources

• Retirement Plan Annual Guaranteed Withdrawal Amount:	$ 10,000
• Retirement Plan Contract Value:	$ 100,000
• Amount funded with Roth Contributions:	$ 60,000
• Amount funded with Non-Roth Contributions:	$ 40,000
• Amount rolled over from Retirement Plan to this Annuity:	$ 100,000
• Ratio of Roth to Retirement Plan Contract Value:	60%*
• Initial Annual Guaranteed Withdrawal Amount under the Roth IRA:	$ 6,000
• Initial Annual Guaranteed Withdrawal Amount under the IRA:	$ 4,000
*
The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Annual Guaranteed Withdrawal Amount to determine division and proportional reduction of the initial Annual Guaranteed Withdrawal Amount under this Annuity for the IRA and Roth IRA. The initial Annual Guaranteed
Withdrawal Amount for the Roth IRA and IRA reflect a 60%/40% division of the Retirement Plan Highest Annual Guaranteed Withdrawal Amount between the Roth IRA and IRA, respectively.
The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period will be reduced by guaranteed withdrawals made in the Retirement Plan during the same
Withdrawal Period. In other words, guaranteed withdrawals made in the Retirement Plan during the Withdrawal Period you purchase the Contract will count toward your guaranteed withdrawals under the Contract (proportionally adjusted in the manner described above, if applicable). The Annual Guaranteed Withdrawal Amount available between the date the
Contract is issued and the end of the current Withdrawal Period also will be prorated, by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during that Withdrawal Period will be reduced proportionally for the partial Withdrawal Period remaining after the
Contract is purchased. This adjustment will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal
Periods.
Anyone who is a Contract Owner of this Annuity can increase their Annual Guaranteed Withdrawal Amount by making additional Purchase Payments (subsequent to the initial Purchase Payment). The amount of the increase is equal to the applicable Guaranteed Withdrawal Percentage applied to the amount of the additional Purchase Payment. We reserve the right to prohibit additional Purchase Payments in the future with notice to you. We will increase your Annual
Guaranteed Withdrawal Amount on the day you make the Purchase Payment, subject to the following:
•
During the initial Withdrawal Period when the Contract is issued, any increase to the Annual Guaranteed Withdrawal
Amount available between the date of the Purchase Payment and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the initial Withdrawal Period will be reduced proportionally for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
•
If the Purchase Payment is made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed
Withdrawal Amount (an “Excess Withdrawal”), then the increase will not apply until the next Withdrawal Period.
LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was not elected before purchasing this Contract, then your initial Annual
Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable
Guaranteed Withdrawal Percentage
(as set forth in the table immediately below) to the Income Base. You must attain
24

age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Single Life	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Spousal
55-64	4.25%	3.75%	$ 5,882.35	$ 6,666.67
65-69	5.00%	4.50%	$ 5,000.00	$ 5,555.56
70+	5.75%	5.25%	$ 4,347.83	$ 4,761.90
If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year.
This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future
Withdrawal Periods.
You can increase your Annual Guaranteed Withdrawal Amount by making additional Purchase Payments after your
Lock-In Date. We reserve the right to prohibit additional Purchase Payments in the future with notice to you. Your Income
Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (i.e., the subsequent Purchase Payment amount). We will add the increase to your
Income Base, which will affect your Annual Guaranteed Withdrawal Amount on the day you make the Purchase Payment, subject to the following:
•
During the Withdrawal Period you lock-in the Annual Guaranteed Withdrawal Amount, any increase to the
Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the
Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal
Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you locked in guaranteed withdrawals will be reduced proportionally for the partial year remaining after the Purchase Payment is made. This adjustment will not reduce the Annual Guaranteed
Withdrawal Amount in future Withdrawal Periods.
•
If the Purchase Payment is made after an Excess Withdrawal has occurred in a Withdrawal Period, then the increase will not apply until the next Withdrawal Period.
If you did not lock-in the Annual Guaranteed Withdrawal Amount under your Retirement Plan, but you do lock-in under this Contract, your Income Base and resultant Annual Guaranteed Withdrawal Amount thereafter may increase for
Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount
–
Step-Up”).
If you elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of
55), and initial amount, will all be based on the age of the younger of you and your spouse.
SPOUSAL BENEFIT
The Spousal Benefit is an optional benefit you may elect under this Annuity. With the optional Spousal Benefit, the
Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. If you are the Participant, you make an irrevocable choice whether or not to elect the Spousal Benefit at the
Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see
Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity III?” Both
you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual
Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.
25

While there is no additional daily charge for this benefit, if you are the Participant and elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it. The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the IRA and/or Roth IRA it funds when you elect the benefit and when you die. Once elected, the
Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The
Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser
Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.
If you elected the Retirement Plan Spousal Benefit, then you will automatically have the Spousal Benefit under this
Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, then you may not add or remove the Spousal Benefit upon or after purchasing this Contract.
After your death, the Spousal Benefit will continue to be paid until the death of your surviving spouse.
Example
–
Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit
–
Younger Spouse
Age 56

Participant age:	58
Spouse age:	56
Contract Value as of Business Day prior to Lock-In Date:	$ 80,000
Highest Birthday Value (HBV):	$ 100,000
Income Base (Lock-In Date):	$ 100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$ 3,750	(3.75% of Income Base)
Example
–
Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit
–
Younger Spouse
Age 65

Participant age:	66
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$ 80,000
Highest Birthday Value (HBV):	$ 100,000
Income Base (Lock-In Date):	$ 100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$ 4,500	(4.50% of Income Base)
Example
–
Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit
–
Younger Spouse
Age 65

Participant age:	71
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$ 80,000
Highest Birthday Value (HBV):	$ 100,000
Income Base (Lock-In Date):	$ 100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$ 4,500	(4.50% of Income Base)
MULTIPLE RETIREMENT PLANS
–
TRANSFER OF GUARANTEED VALUES
If you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Target
Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single
IncomeFlex Target Benefit under this Annuity, as described below. If the IncomeFlex Target Benefits under your
Retirement Plans are funded by the same Contribution Source and have the same Statuses and elections, the guaranteed values under your Retirement Plans will be transferred and combined into a single contract under an IRA or Roth IRA, as applicable, as described in Example 1 below. For purposes of determining the transfer of guaranteed values from multiple
Retirement Plans to the Annuity or between the IRA and Roth IRA, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract. If you locked-in your Annual Guaranteed Withdrawal Amount in
26

your Retirement Plan and elected the Retirement Plan Spousal Benefit, the spousal benefit under each Retirement Plan
Spousal Benefit must cover the same spouse in order for the guaranteed values to transfer and combine under this
Annuity.
If your Statuses and elections are not the same between two or more Retirement Plans but are funded by the same
Contribution Source, you may roll over the guaranteed values associated with one Retirement Plan IncomeFlex Target
Benefit. The Contract Value of the assets remaining in the other Retirement Plan(s) may remain in the Retirement Plan with the associated guaranteed values applicable to that plan.
You may roll over funds and establish only one IRA and one Roth IRA funded by this Annuity. If you have more than two Retirement Plan IncomeFlex Target Benefits consisting of assets from different Contribution Sources (Non-Roth and
Roth Contributions), you will establish both an IRA and Roth IRA funded by this Annuity and may combine under the IRA and Roth IRA the guaranteed values associated with similar Contribution Sources if Retirement Plan IncomeFlex Target
Benefits have the same Statuses and elections, as described in Example 1 below.
The examples below describe how guaranteed values associated with multiple Retirement Plan IncomeFlex Target
Benefits may be transferred to this Annuity.
The Guaranteed Withdrawal Percentages used in the examples below are based upon your age or the age of the younger of you and your spouse, if you elect the Spousal Benefit as described in the chart below. Multiple benefits may be combined and transferred to this Annuity but may only be used to establish one IRA and one Roth IRA funded by this
Annuity. For the guaranteed lifetime withdrawal benefit administered by AB, see the discussion below; in particular the discussion of the application of the Conversion Ratio.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.25%	3.75%
65-69	5.00%	4.50%
70+	5.75%	5.25%
If you are a resident of New York (as determined on the date you purchased the IFX Target IRA product) and you purchased the IFX Target IRA product on or after January 1, 2024, then the following Guaranteed Withdrawal
Percentage schedule applies to you:

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.25%	3.75%
65-69	5.00%	4.50%
70-74	5.75%	5.25%
75-79	6.25%	5.75%
80-84	6.85%	6.35%
85-89	7.55%	7.05%
90-94	8.50%	8.00%
95+	9.70%	9.20%
Example 1
–
Transferring Multiple Retirement Plan Benefits
Rolling Over and Combining Retirement Plan IncomeFlex Target Benefits into one Contract

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 65)	Yes (age 69)	Yes
Spousal Benefit Elected	Yes	Yes	Yes
Guaranteed Withdrawal %	4.50%	4.50%	4.50%
Contribution Source	Roth	Roth	Roth IRA
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$130,000
Annual Guaranteed Withdrawal Amount	$1,350	$4,500	$5,850
27

This example presumes that the Participant locked-in with the Spousal Benefit in both Retirement Plans and elected the same person as the spousal Beneficiary. In such instance you could elect to roll over your Retirement Plan Benefit or leave the assets and the associated guaranteed values in your Retirement Plan.
Example 2
–
Transferring Multiple Retirement Plan Benefits
Rolling Over and Combining Separate Retirement Plan IncomeFlex Target Benefits under Separate
Contracts

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Retirement Plan III	Values Under this Annuity (from Ret. Plan I)	Values Under this Annuity (from Retirement Plan II & III)
Lock-In Date Elected	No	Yes (age 65)	Yes (age 69)	No	Yes
Spousal Benefit Elected		Yes	Yes		Yes
Guaranteed Withdrawal %		4.50%	4.50%		4.50%
Contribution Source	Non-Roth	Roth	Roth	IRA	Roth IRA
Contract Value	$25,000	$75,000	$30,000	$25,000	$105,000
Highest Birthday Value	$30,000			$30,000
Income Base	$30,000	$50,000	$50,000	$30,000	$100,000
Annual Guaranteed Withdrawal Amount		$2,250	$2,250		$4,500
You may only establish one IRA and one Roth IRA funded by this Annuity. Because the multiple benefits have different
Statuses, elections and Contribution Sources, the associated guaranteed values will be rolled over separately under an IRA and Roth IRA, respectively. (Multiple benefits could be combined under each Contract if the Statuses and elections within that Contribution Source were the same.) This example presumes that the Participant 1) locked-in with the Spousal
Benefit in both Retirement Plan II and III and identified the same person as the spousal Beneficiary under both; 2) elected to roll over and combine Retirement Plan IncomeFlex Target Benefits II and III; and 3) elected to roll over IncomeFlex
Target Benefit I into an IRA. In such instance you could elect to roll over Plan I to a traditional IRA and Plan II and Plan III would be combined into a Roth IRA, or you can leave the assets and the associated guaranteed values in your Retirement
Plans I, II and III.
ESTABLISHING A ROTH IRA; CONVERSIONS AND RECHARACTERIZATIONS
This Contract is designed to accept transfer of Retirement Plan IncomeFlex Target Benefit guaranteed values in connection with a direct rollover of assets invested in the Retirement Plan Active Eligible Investments to an IRA and/or
Roth IRA. You may only roll over assets invested in the Retirement Plan Active Eligible Investments funded by Non-Roth
Contributions and establish an IRA under this Annuity. You may only roll over assets funded with Roth Contributions under your Retirement Plan into a Roth IRA under this Annuity. If you transfer assets from your Retirement Plan to both an IRA and Roth IRA, the Retirement Plan guaranteed values will be divided and proportionally reduced between the IRA and
Roth IRA under this Annuity.
You may transfer funds from an IRA to a Roth IRA under this Annuity via a Conversion. Conversions and
Recharacterizations are defined by and permitted under the Code. The transfer of guaranteed values under this Annuity due to Conversions and Recharacterizations is subject to restrictions. If you transfer 100% of the Contract Value under your IRA or Roth IRA via a Conversion or Recharacterization and your Statuses and elections of the receiving IRA are the same, 100% of the guaranteed values would transfer to the receiving IRA or Roth IRA, as applicable. The Contract Value under the transferring contract is reduced to zero and all guarantees are cancelled. If you elected the Spousal Benefit, both the transferring and receiving IRAs must cover the same spouse in order for the guaranteed values to transfer.
If you elect to transfer less than 100% of the Contract Value under your IRA or Roth IRA via a Conversion or
Recharacterization, or your Statuses and elections of the receiving IRA are not the same, the transferring amount, including all applicable taxes, will be treated as a withdrawal and will reduce your Contract Value by the transferring amount.
The guaranteed values associated with the amount of Contract Value transferred will be cancelled under the transferring contract and your guarantees in that contract will be reduced proportionally; no guarantees will be transferred to the receiving contract.
28

For the guaranteed lifetime withdrawal benefit administered by AB, see the discussion below; in particular the discussion of the application of the Conversion Ratio.
Example 1
–
Transferring 100% – Same Statuses and Elections

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	N/A	Yes
Spousal Benefit Elected	No	No	N/A	No
Guaranteed Withdrawal %	5%	5%	N/A	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$ 100,000	$ 25,000	$ 0	$ 125,000
Annual Guaranteed Withdrawal Amount	$ 6,250	$ 3,000	$ 0	$ 9,250
Income Base	$ 125,000	$ 60,000	N/A	$ 185,000
This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 100% of the IRA
($100,000) to the existing Roth IRA. The guaranteed values were combined because the transfer amount was 100% of the
IRA and the Statuses and elections of both contracts are the same.
Example 2
–
Transferring Less than 100% – Same Status and Elections

	Pre-Transfer		Post Transfer
Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	Yes	Yes
Spousal Benefit Elected	No	No	No	No
Guaranteed Withdrawal %	5%	5%	5%	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$ 100,000	$ 25,000	$ 50,000	$ 75,000
Annual Guaranteed Withdrawal Amount	$ 6,250	$ 3,000	$ 3,125	$ 5,500
Income Base	$ 125,000	$ 60,000	$ 62,500	$ 110,000
This example assumes the Contract Owner has both an IRA and Roth IRA and elected to transfer 50% of the IRA
($50,000) to the existing Roth IRA. Although the Statuses and elections of both contracts are the same, the guaranteed values cannot be combined because the transfer amount was less than 100% of the IRA.
WITHDRAWALS UNDER THE INCOMEFLEX TARGET BENEFIT
The IncomeFlex Target Benefit guarantees, provided certain conditions are met, your ability to withdraw from the
Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual
Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The IncomeFlex Target Benefit does not limit your ability to request withdrawals that exceed the Annual
Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the
Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal
Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals
–
Required Minimum
29

Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess
Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal
Amount will not offset the effect of an earlier Excess Withdrawal. Excess Withdrawals may adversely impact the benefits provided under this Contract and may result in a termination of benefits.
Examples
–
Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Income Base:	$200,000
Guaranteed Withdrawal Percentage:	5.00%
Annual Guaranteed Withdrawal Amount:	$10,000
Withdrawal Period:	May 5, 2022 through May 4, 2023
Contract Value prior to withdrawal on June 10, 2022 (date of first withdrawal)	$160,000
Contract Value prior to withdrawal on July 11, 2022 (date of second withdrawal)	$150,000
Example 1 - Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal
Amount)
If $9,000 is withdrawn on June 10, 2022, then the following values would result:
•
Contract Value immediately prior to withdrawal = $160,000
•
Contract Value after withdrawal = $160,000
–
$9,000 = $151,000
•
Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000
–
$9,000 =
$1,000
•
Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
•
Income Base remains $200,000
If an additional $1,000 is withdrawn on July 11, 2022, then the following values would result:
•
Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 10, 2022) =
$150,000
•
Contract Value after withdrawal = $150,000
–
$1,000 = $149,000
•
Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•
Income Base remains $200,000
Example 2 - An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 10, 2022, then the following values would result:
•
Contract Value = $160,000
–
$9,000 = $151,000
•
Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000
–
$9,000 =
$1,000
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•
Income Base remains $200,000
If an additional $11,000 is withdrawn on July 11, 2022, then the following values would result:
•
Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 10, 2022) =
$150,000
•
Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal
Amount) = $11,000
–
$1,000 = $10,000
30

•
Contract Value after guaranteed portion of withdrawal = $150,000
–
$1,000 = $149,000
•
Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
•
Amount of reduction to Income Base = Excess Withdrawal ÷ Contract Value before Excess Withdrawal ×
Income Base = ($10,000 ÷ $149,000) × $200,000 = $13,422.82
•
Income Base = $200,000
–
$13,422.82 = $186,577.18
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = 5% × new Income Base = 5% ×
$186,577.18 = $9,328.86
•
Contract Value immediately after the Excess Withdrawal = $149,000
–
$10,000 = $139,000
SURVIVING SPOUSE
–
DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT
ELECTION OF SPOUSAL BENEFIT
If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the IncomeFlex Target Benefit, to the extent permitted by the Code and your retirement plan, if your surviving spouse is your Beneficiary under the Contract and your retirement plan.
Continuation of the IncomeFlex Target Benefit under this Contract is subject to the following:
•
Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.
•
The birthday of your surviving spouse will be used to determine:
•
the Highest Birthday Values under this Contract;
•
the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;
•
the availability and amount of Step-Ups.
•
At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.
•
If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed
Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.
EXCESS WITHDRAWALS
–
REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as
Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a
“RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the
RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the IncomeFlex Target Benefit on the
RMD Calculation Date. Roth IRA Contract Owners are not subject to the required minimum distributions of the Code.
If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. For more information, see Section 9, “What
Are The Tax Considerations Associated With The Empower Retirement Security Annuity III?” Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner.
If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual
Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the
Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD
Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
31

Example
–
Treatment of Withdrawals Related to Required Minimum Distributions

Income Base	$200,000
Guaranteed Withdrawal Percentage	5.00%
Withdrawal Period	May 5, 2022 through May 4, 2023
Contract Value on April 11, 2022	$160,000
Contract Value on May 5, 2022	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000 (for calendar year 2022)
RMD Value	$4,000 (for calendar year 2022)
Example 1 - Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the
RMD Value)
If $14,000 is withdrawn on April 11, 2022, then the following values would result:
•
$10,000 applied against the Remaining Guaranteed Withdrawal Amount (assumes that no Guaranteed
Withdrawals have been yet taken for the current Withdrawal Period)
•
$4,000 applied against the RMD Value
•
Contract Value = $160,000
–
$14,000 = $146,000
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 5, 2022, then the following values would result:
•
Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000
–
$10,000 = $0
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•
Contract Value = $146,000
–
$10,000 = $136,000
Example 2 - An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed
Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 11, 2022, then the following values would result:
•
$10,000 applied against the Remaining Guaranteed Withdrawal Amount (assumes that no Guaranteed
Withdrawals have been yet taken for the current Withdrawal Period)
•
$4,000 applied against the RMD Value
•
$6,000 counts as an Excess Withdrawal
•
Reduction to Income Base = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Income Base
= ($6,000 ÷ $146,000) × $200,000 = $8,219.18
•
Income Base = $200,000
–
$8,219.18 = $191,780.82
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = 5% × new Income Base = 5% ×
$191,780.82 = $9,589.04
•
Contract Value = $160,000
–
$20,000 = $140,000
INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT
–
STEP-UP
Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable
Investment Option. On each Birthday after Lock-In under this Annuity or following purchase of this Contract if you purchased this Contract after your Retirement Plan Lock-In Date, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up
Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional Annual Guaranteed Withdrawal Amount in the Withdrawal Period during which the increase occurs, but
32

you are not required to do so. The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the IncomeFlex Target Benefit.
If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.
We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased IncomeFlex Target Benefit charge on the entire Contract
Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Fee Table.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.
Example
–
Step Up Calculation

Birthday	May 5
Annual Guaranteed Withdrawal Amount	$ 4,000
Contract Value as of May 5, 2022	$ 100,000
Guaranteed Withdrawal Percentage	5%
•
Step-Up Value = $100,000 × 5% = $5,000
•
Step-Up Value ˃ Annual Guaranteed Withdrawal Amount ($5,000 ˃ $4,000)
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
OTHER IMPORTANT CONSIDERATIONS
•
If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.
•
Withdrawals made while the IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under a retirement account. The IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal.
If you surrender your Contract, you will receive the current Contract
Value, not the Income Base or Annual Guaranteed Withdrawal Amount.
•
The IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional Income Base. The IncomeFlex Target Benefit may not be
appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.
•
We impose a charge for the IncomeFlex Target Benefit, which you will begin paying as soon as you buy the
Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.
•
You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Target Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).
•
Note that withdrawals are taken from your own Contract Value
–
we are only required to start using our
own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal
Amount to zero).
33

TERMINATION OF THE INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD
If you terminate the IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
The IncomeFlex Target Benefit terminates:
•
upon an Excess Withdrawal that causes the Contract Value to be zero;
•
upon the transfer of 100% of the Contract Value from an IRA and/or Roth IRA (the guarantees will be transferred to the receiving Contract);
•
upon your surrender of the Contract;
•
upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
•
upon a change in ownership of the Contract that changes the tax identification number of the Contract
Owner other than in connection with a Spousal Benefit; or
•
upon your election to begin receiving Annuity Payments.
We cease imposing the charge for the IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may increase related charges for
Step-Up transactions at any time in the future.
Currently, if you terminate the IncomeFlex Target Benefit, you will not be permitted to re-elect or reinstate the benefit in this contract or in any other of our contracts.
SPECIAL RULES FOR INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT IF YOUR
RETIREMENT PLAN GUARANTEED LIFETIME WITHDRAWAL BENEFIT WAS ADMINISTERED BY AB
If your Retirement Plan IncomeFlex Target Benefit is administered by AB, then the features of the IncomeFlex Target
Benefit you will receive under this Annuity are generally the same as those applicable to other Retirement Plans, with certain exceptions. The IncomeFlex Target Benefit under AB-administered Retirement Plans employs the “Income Base”
described in this section upon rolling over to this Annuity as the starting point for determining the Annual Guaranteed
Withdrawal Amount. As is the case generally, after you (or both you and your spouse, for the Spousal Benefit) turn age 55, you can elect to “lock-in” your Annual Guaranteed Withdrawal Amount. On that Lock-In Date, we multiply your Income
Base by a Guaranteed Withdrawal Percentage (which varies, based on age on the Lock-In Date). The result is your Annual
Guaranteed Withdrawal Amount.
The Guaranteed Withdrawal Percentages under this Annuity are as follows:

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.25%	3.75%
65-69	5.00%	4.50%
70+	5.75%	5.25%
The Guaranteed Withdrawal Percentages differ from those percentages under the group annuity that you rolled your account value from administered by AB. When you roll over your IncomeFlex Target Benefit from the AB account, we do not transfer the Guaranteed Withdrawal Percentages that had applied under AB to this Annuity. Instead, upon rolling over to this Annuity, you become subject to the Guaranteed Withdrawal Percentages under this Annuity. To maintain parity of benefit amount before and after the rollover, however, we may, at the time of the rollover, adjust the
Income Base that you had attained under the AB account. We discuss below how we make that “conversion”.
AB Benefit: Conversion Ratio
If conversion from the AB version of the benefit occurs AFTER you have Locked-In your Annual
Guaranteed Withdrawal Amount:
The IncomeFlex Target Benefit that is administered by AB has several Guaranteed Withdrawal Percentages.
Although those percentages do not carry over when you convert to IncomeFlex under this Annuity, we do transfer your
34

Annual Guaranteed Withdrawal Amount extant at the time of conversion, as detailed here. On the Lock-In Date under the
AB version, we multiply the Guaranteed Withdrawal Percentage linked to your age (or the ages of you and your spouse for the Spousal Benefit) by the Income Base to determine your Retirement Plan Annual Guaranteed Withdrawal Amount. On the Business Day that you convert your AB benefit to IncomeFlex Target under this Annuity, we do the following, so that the Retirement Plan Annual Guaranteed Withdrawal Amount that you had attained under the AB version of the benefit remains the same under this Annuity at the time of conversion:
•
First, we calculate a “Conversion Ratio,” by dividing the Guaranteed Withdrawal Percentage used to determine your Annual Guaranteed Withdrawal Amount for AB by the Guaranteed Withdrawal Percentage
that would have been used under this Annuity, had you locked in under this Annuity on the same Lock-In
Date on which you locked in under the Retirement Plan.
•
Second, we determine the initial Income Base under this Annuity by multiplying the Income Base under the
AB benefit as of the Business Day of the conversion by Conversion Ratio. For example, assume that an AB participant aged 65 had locked in with a $100,000 Income Base and 3.35% Guaranteed Withdrawal
Percentage. The participant therefore had a Retirement Plan Annual Guaranteed Withdrawal Amount of
$3,350 (i.e., $100,000 × 3.35%). The comparable Guaranteed Withdrawal Percentage for a participant who locks in at age 65 under this Annuity is 5.00%. The Conversion Ratio is 67% (i.e., 3.35% ÷ 5.00%). The
Income Base is then reduced by $33,000 to $67,000 (i.e., $100,000 × 67% = $67,000).
•
Third, we multiply the Income Base by the Guaranteed Withdrawal Percentage under this Annuity to determine the Annual Guaranteed Withdrawal Amount. Continuing our example, this results in the same
Annual Guaranteed Withdrawal Amount of $3,350 (i.e., $67,000 × 5.00%).
After conversion, the Annual Guaranteed Withdrawal Amount is affected by the same events discussed in this section of the prospectus. Specifically:
•
Step-Ups. Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after conversion of your AB benefit to this Annuity, we will determine whether you are eligible for a Step-Up of the Income Base. We do this by first multiplying the
Contract Value by the Conversion Ratio. We then compare that product to the current Income Base. If the product is larger, it becomes the new Income Base, and if it is smaller, the Income Base does not change. We revise the Annual Guaranteed Withdrawal Amount to reflect a higher Income Base by multiplying that Income
Base by the Guaranteed Withdrawal Percentage under this Annuity on your Birthday. All future Step-Up calculations will be done in the same manner. For example, assume that the same participant described in the preceding paragraph (with a current Income Base of $67,000) has a Contract Value on his or her next
Birthday of $107,000. That Contract Value is adjusted by the Conversion Ratio to yield an “adjusted Contract
Value” of $71,690 (i.e., $107,000 × 67%). The “adjusted Contract Value” of $71,690 is greater than the
Income Base of $67,000, meaning that $71,690 becomes the new Income Base and the Participant is eligible for a Step-Up. The new Annual Guaranteed Withdrawal Amount will be $3,584.50 (i.e., $71,690 × 5.00%).
Otherwise, we implement Step-Ups according to the same rules as for other retirement plan conversions
(e.g., the Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the IncomeFlex Target Benefit).
•
Excess Withdrawals. Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual
Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal
Amount in subsequent years (except with regard to certain required minimum distributions described under
“Excess Withdrawals
–
Required Minimum Distributions”).
If conversion from the AB version of the benefit occurs BEFORE you have Locked-In your Annual
Guaranteed Withdrawal Amount:
In this scenario, we do not carry over the Guaranteed Withdrawal Percentages from the AB version of the benefit.
Instead, upon conversion, we determine a Conversion Ratio by dividing (a) the Guaranteed Withdrawal Percentage applicable to age 65 under the AB benefit by (b) the Guaranteed Withdrawal Percentage under the Annuity equal to 5%
(which is the percentage applicable to a single purchaser, aged 65). We then multiply that Conversion Ratio by the Income
Base as of the Business Day of the conversion to produce the initial Income Base under the Annuity. Thereafter, that
Income Base increases or decreases, based on the events described in this section of the prospectus (e.g., step-ups). On
35

the Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage under this Annuity to the current Income
Base to determine the Annual Guaranteed Withdrawal Amount.
For example, based on the respective AB and Annuity Guaranteed Withdrawal Percentages, the Conversion Ratio
would be 67% (i.e., 3.35% ÷ 5.00%). If the Income Base under the AB version of the benefit were $100,000, then the initial Income Base under the Annuity would be $67,000 (i.e., $100,000 × 67%).
For conversions from the guaranteed lifetime withdrawal benefit administered by AB, if you lock in your Annual
Guaranteed Withdrawal Amount other than at age 65 under this Annuity, and/or you elect the Spousal Benefit under this
Annuity, your Annual Guaranteed Withdrawal Amount under this Annuity will be smaller or larger than it would have been if you had made the same choices while you were invested in the AB version of the benefit. Under both this Annuity and the guaranteed lifetime withdrawal benefit administered by AB, we determine the Guaranteed Withdrawal Percentages with reference to a hypothetical lock-in at age 65 by a single person (age 65-69 for this Annuity). Specifically, there is generally a downward adjustment to the Guaranteed Withdrawal Percentages for lock-ins prior to age 65, and an upward adjustment for lock-ins after age 65. Similarly, Guaranteed Withdrawal Percentages are less for the spousal version of the benefit than for the single version. However, the amount of these downward and upward adjustments differs between the
AB version and this Annuity. As such, your Annual Guaranteed Withdrawal Amount under this Annuity may be smaller or larger than it would have been if you had made the same choices while you were invested in the AB version of the benefit
(and could be up to 10% different). Upon request, we can supply you with a personalized illustration of these different age-related adjustments.
If, in addition to participating in IncomeFlex Target through an AB-administered Retirement Plan, you have another
Retirement Plan IncomeFlex Target Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single IncomeFlex Target Benefit under this Annuity. Please see the section above entitled
“Multiple Retirement Plans
–
Transfer of Guaranteed Values” in that regard.
For the IncomeFlex Target Benefit administered by AB, your Income Base and Annual Guaranteed Withdrawal
Amount under this Annuity may be stepped up, in the manner described in the section above entitled “Increase Of Income
Base And Annual Guaranteed Withdrawal Amount
–
Step-Up.” We follow the procedures detailed in that section, but for rollovers from the AB account we adjust the Contract Value for purposes of the Step-Up calculation. Specifically, we first multiply the Contract Value by the Conversion Ratio. We then compare that product to the current Income Base. If the product is larger, it becomes the new Income Base, and if it is smaller, the Income Base does not change. We revise the
Annual Guaranteed Withdrawal Amount to reflect a higher Income Base by multiplying that Income Base by the
Guaranteed Withdrawal Percentage under this Annuity on your Birthday. All future Step-Up calculations will be done in the same manner.
SECTION 4: HOW CAN I PURCHASE THE EMPOWER
RETIREMENT SECURITY ANNUITY III?
PURCHASE PAYMENTS
The initial Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum initial Purchase Payment is $30,000. If you elect a direct rollover of your
Retirement Plan IncomeFlex Target Benefit into both an IRA and a Roth IRA, the minimum Purchase Payment of $30,000 must be met for each. You must get our prior approval for any initial Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total
Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA.
To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. We will inform you of this action by issuing a supplement to this prospectus. You can make additional Purchase
Payments of no less than $1 at any time during the Accumulation Phase. We reserve the right to reduce this minimum.
36

Additionally, absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the
Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed 90 days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable.
This restriction does apply to rollover transactions and lump sum loan repayments.
DISCONTINUANCE OF CONTRIBUTIONS
If allowed under applicable law, and with notice to you, we reserve the right in the future to cease permitting additional Purchase Payments. We will exercise the reservation of such right for all annuity purchasers in the same class in a non-discriminatory manner.
ALLOCATION OF PURCHASE PAYMENTS
When you purchase a Contract, we will allocate your Purchase Payment to the Variable Investment Option.
We will allocate your initial Purchase Payment to the Separate Account within two Business Days after we receive the Purchase Payment in Good Order at the Empower Care Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two Business Days, but not to exceed five Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within five Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two Business Days. With respect to your initial Purchase
Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.
An additional Purchase Payment will be priced as of the Business Day we receive the Purchase Payment in Good
Order at the Empower Care Center.
At our discretion, we may give initial Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Empower Care Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer.
CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment
Options. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An
Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Options. We do this by:
1)
Adding up the total amount of money allocated to a specific investment option;
2)
Subtracting from that amount, insurance charges and any other applicable charges such as for taxes; and
3)
Dividing this amount by the number of outstanding Accumulation Units.
When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation
Units of the Sub-account for the investment options you choose. The number of Accumulation Units credited to your
Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the
Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then credit your Contract.
When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total
Purchase Payments.
37

SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED
WITH THE EMPOWER RETIREMENT SECURITY
ANNUITY III?
There are charges and other expenses associated with the Contract that reduce the return on your investment.
These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the
Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
ADMINISTRATIVE EXPENSE
We have the right to deduct an administrative expense to cover certain administrative costs, like the cost of printing and mailing your certificate to you and other administrative expenses. We may impose a fee of up to $150 per year for administrative expenses. The current administrative expense is zero. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. The fee will be deducted from the Contract's
Variable Investment Option, and if the Contract offers more than one option, then proportionately from each option.
The current administrative expense equals, on an annual basis, the following:

	Current	Maximum
Administrative Expense	$0	$150
BASE CONTRACT EXPENSE
In addition to the current administrative expense, each day we make a deduction for the charges associated with the Base Contract Expense. The Base Contract Expense is comprised of two parts: the IncomeFlex Target Benefit (1.00% Current and 1.50% Maximum) and the mortality and expense fee (0.00% Current and 1.75% Maximum).
The mortality and expense fee covers our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
The IncomeFlex Target Benefit charge compensates us for the risk associated with our promise to pay lifetime income benefits, under the conditions described in this prospectus, even if your Accumulation Unit Value is reduced to zero.
38

The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of the daily Contract
Value:

	Current	Maximum
IncomeFlex Target Benefit (also referred to as the Base Contract Expense)	1.00%	1.50%
While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so. We will give you written notice before increasing this charge.
Any increase in these IncomeFlex Target Benefit charges would apply only to Step-Up transactions after the effective date of the increase. Please see “Increase Of Income Base and Annual Guaranteed Withdrawal Amount
–
Step-Up” in
Section 3, “What Are The Benefits Available Under The Contract?”
If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.
SURRENDER CHARGE
There are no surrender charges in this product.
TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
TRANSFER FEE
You can make up to 12 free transfers every Contract year. We measure a Contract year from the date we issue your
Contract (Contract Date). If you make more than 12 transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made. You should know that once you transfer money out of the PGIM Balanced Fund Sub-account you may not transfer it back to the Sub-account at a later date. The PGIM
Balanced Fund Sub-account was closed to new investors and new contributions effective September 29, 2017.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product.
While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
39

UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the PGIM Balanced Fund is 0.85% annually. Without regard to expense caps, the total fees and operating expenses of the PGIM 60/40 Allocation Fund is 0.55% annually. For additional information about fund fees, please consult the fund prospectus.
SECTION 6: HOW CAN I ACCESS MY MONEY?
You can access your money by:
•
Making a withdrawal (either partial or complete); or
•
Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 8, “What
Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the
Empower Care Center. All withdrawals, including ones made after you have locked in your IncomeFlex Target Benefit reduce your Contract Value. For information on how withdrawals impact your IncomeFlex Target Benefit, please see
Section 3, “What Are The Benefits Available Under The Contract?”
Participants may effect withdrawal requests through Empower's website, www.empower.com. In addition,
Participants may make withdrawal requests toll-free at (855) 756-4738 during our normal business hours, 8:00 a.m. to
9:00 p.m. Eastern Time, Monday through Friday, excluding holidays and days on which the New York Stock Exchange or
Empower is closed for business (including emergency closings).
Participants may also complete a paper form to provide to Empower when requesting a distribution or loan, should the plan allow. Participants can obtain the paper form by calling (855) 756-4738. Participants can then send the completed form to the following address, or fax it to (866) 633-5212: 8515 East Orchard Road, Greenwood Village, Colorado 80111.
All requests will be processed on the Business Day they are received in Good Order.
Unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable
Investment Options you have selected. The minimum amount that may be withdrawn is $250 or, if less, the Contract
Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The
Empower Retirement Security Annuity III?”
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the
Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower
Retirement Security Annuity III?”
40

SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
•
The New York Stock Exchange is closed (other than customary weekend and holiday closings);
•
Trading on the New York Stock Exchange is restricted;
•
An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
•
The SEC, by order, permits suspension or postponement of payments for the protection of Owners.
SECTION 7: WHAT INVESTMENT OPTIONS CAN I
CHOOSE?
The Variable Investment Options invest in the PGIM Balanced Fund of the Prudential Investment Portfolios, Inc. and in the
PGIM 60/40 Allocation Fund of the Prudential Investment Portfolios 5. Effective September 29, 2017, the PGIM Balanced
Fund was closed to new investors and new contributions. The current prospectuses for the PGIM Balanced Fund and the
PGIM 60/40 Allocation Fund contain important information about the underlying mutual funds in which your Variable
Investment Options invest. There are deductions from and expenses paid out of the assets of the funds that are described in the current prospectuses for the funds. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (855) 756-4738 or write us at Empower Care Center, 8515 East Orchard Road, Greenwood
Village, Colorado 80111.
The Variable Investment Option that you select is your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Option.
VARIABLE INVESTMENT OPTIONS
Each Variable Investment Option is a Sub-account that invests exclusively in a single portfolio. Please refer to
“Appendix A: Portfolios Available Under The Contract” later in this prospectus for certain information regarding each portfolio, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses and
(v) performance. There is no guarantee that any portfolio will meet its investment objective. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectuses for the portfolios can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado 80111. You
can also request this information at no cost by calling (855) 756-4738.
This Contract offers portfolios managed by PGIM Investments LLC, PGIM Quantitative Solutions LLC, PGIM Fixed
Income, and/or PGIM Limited. Empower receives fees and payments from the portfolios. Empower has selected the portfolios for inclusion as investment options under this Contract in Empower’s role as the issuer of this Contract, and
Empower does not provide investment advice or recommend any particular portfolio.
One of the funds underlying the Variable Investment Options under this Contract, the PGIM Balanced
Fund, is available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the PGIM Balanced Fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through Empower or your plan, rather than to information that may be available through alternate sources.
41

PAYMENTS MADE TO EMPOWER
Respecting this Contract, Empower has entered into an agreement with the underlying portfolios and/or the investment adviser to the underlying portfolios, to provide administrative and support services to the portfolios. Pursuant to the terms of this agreement, Empower receives a total fee of approximately 0.25% for the PGIM Balanced Fund annually of the average assets allocated to the portfolios under the Contract, as compensation for providing those services. Empower does not receive service fees for the PGIM 60/40 Allocation Fund. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as Sub-accounts.
We may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolios. Through your indirect investment in the underlying portfolios, you indirectly bear the costs of these fees (see underlying funds' prospectuses for more information).
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options.
The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.
TRANSFERS AMONG OPTIONS
Subject to availability and certain restrictions, you can transfer money out of the PGIM Balanced Fund Sub-account into the PGIM 60/40 Allocation Fund. All transfers are subject to the terms and conditions set forth in this prospectus and the prospectus for each underlying portfolio. A transfer of this nature is not considered an additional Purchase Payment.
The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers. You should know that once you transfer money out of the PGIM Balanced Fund
Sub-account you may not transfer it back to the Sub-account at a later date. The PGIM Balanced Fund Sub-account was closed to new investors and new contributions effective September 29, 2017.
In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the
Empower Care Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
During the Contract Accumulation Phase, you can make up to 12 transfers each Contract year without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same
Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the
Contract was not designed for persons who make programmed, large or frequent transfers.
42

We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30 day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading,” we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define
it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
•
Warning
. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you.
•
Restriction.
A second incidence of activity meeting the market timing criteria within a six month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, Empower will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades.
The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six month period immediately following the initial restriction.
•
Action by an Underlying Fund
. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and
(2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific
Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment
Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the
Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your
Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions,
43

substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-accounts of the Separate Account are invested in shares of the corresponding portfolios. Empower is the legal owner of those shares. As such, Empower has the right to vote on any matter voted on at any shareholders meetings of the portfolios. However, as required by law, Empower votes the shares of the portfolios at any regular and special shareholders meetings the portfolios are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the person for whom the IRA was established.
The funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Empower, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund portfolio held within the
Separate Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Empower to vote shares of the portfolios in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolios. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Empower may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the fund’s portfolios, or to approve or disapprove an investment advisory contract for a portfolio. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments.
Moreover, any such substituted fund will have substantially similar investment objectives to those of either the PGIM
Balanced Fund or the PGIM 60/40 Allocation Fund. You will be given specific notice in advance of any substitution we intend to make. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-accounts of the EAIC Variable Contract Account A. We will also send annual and semi-annual reports for the applicable underlying portfolios.
44

SECTION 8: WHAT KIND OF PAYMENTS WILL I RECEIVE
DURING THE ANNUITY PHASE? (ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity
Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments.
During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract. We reserve the right to change the following annuity options in the future.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE
INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED
WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN
ANNUITY OPTION. PLEASE SEE SECTION 3, “WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?”
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The Annuity Payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Annuity With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the
Annuitant is alive. If the Annuitant dies before we have made 10 years’ worth of payments, we will continue to pay the
Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
TAX CONSIDERATIONS
Your Contract will be held in a custodial account established as an IRA or Roth IRA. You should consider the required minimum distribution provisions of the Code when selecting your Annuity Option. Roth IRAs are not subject to the required minimum distributions of the Code during the owner’s lifetime.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the
45

benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.
Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit:
•
2% Interest
•
8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
•
1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.
SECTION 9: WHAT ARE THE TAX CONSIDERATIONS
ASSOCIATED WITH THE EMPOWER RETIREMENT
SECURITY ANNUITY III?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws).
It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax qualified plans.
This Contract may be purchased by custodial IRAs and Roth IRAs, which can hold other permissible assets other than the Contract. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.
The tax advantages available with this Contract may exist solely from its purchase through retirement accounts or accounts qualifying for federal tax benefits under section 408(a) and 408A of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement accounts, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified account.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored Retirement Plans.
Currently, the Contract may be purchased for use in connection with IRAs, which are subject to Section 408(a) and
408A of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the
Contract must be issued to a custodial account established as an IRA or Roth IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
46

IRAs
. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and
Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,”
containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a
“revocation period” of seven days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the
Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Empower Retirement Security Annuity III?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.
Roth IRAs
. When you purchase this Contract for use with a Roth IRA, we will provide you with a copy of the prospectus and Contract. If the Roth IRA is being established at the same time you purchase this Contract, a “Roth IRA
Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other Roth IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the
Code requires that you have a “revocation period” of seven days following receipt of the Roth IRA Disclosure Statement to cancel the Roth IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase
Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Empower Retirement Security
Annuity III?” Please note this does not apply if you are not establishing a Roth IRA at the same time you purchase the
Contract.
Contribution Limits/Rollovers
. Because of the way the Contract is designed, you may only purchase a Contract for an
IRA and/or Roth IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). You must make a minimum initial payment of $30,000 to purchase a Contract in connection with an IRA or
Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA or Roth IRA. For 2024 the limit for an IRA is $7,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional
$1,000 contribution each year. Contribution limits for a Roth IRA are established as the same annual contribution limits reduced by any amounts you have contributed to an IRA for the contribution year. While contributions to an IRA may be deductible, subject to income limits, contributions to a Roth IRA cannot be deducted from your gross income.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “rollover” certain distributions from tax favored Retirement Plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to rollover the outstanding loan amount to an IRA or qualified employer plan. Once you buy the Contract, you can make regular IRA contributions (or Roth IRA contributions for a custodial Roth IRA) under the Contract (to the extent permitted by law and the Contract). An individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a), 403(b) or 457 (governmental) of the Code can directly rollover contributions to a Roth IRA.
This conversion triggers current taxation (but is not subject to a 10% additional tax for early distribution). Once an
Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may rollover the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA.
Non-spouse beneficiaries can also rollover distributions from a tax favored Retirement Plan into an inherited IRA.
Currently this Contract is not available to fund inherited IRAs or Roth IRAs. Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly rollover contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse beneficiaries cannot
“rollover” benefits from a traditional IRA to a Roth IRA. For IRA rollovers, an individual can only make an IRA to IRA
47

rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this
12 month rule.
Late Rollover Self-Certification.
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
Distributions.
Usually, the full amount of any distribution from an IRA (including a distribution from this Contract)
which is not a rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•
A 10% early withdrawal additional tax;
•
Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•
Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a
Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs and Roth IRAs, which is the responsibility of the Owner.
For Roth IRAs, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% early withdrawal additional tax. Distributions of amounts converted to a Roth IRA within five years of the conversion are also subject to the 10% additional tax, even though income tax is not due at the time of the distribution.
The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made
(a) after the owner of the Roth IRA attains age 59
 1
∕
2
; (b) after the owner’s death; (c) due to the owner’s disability; or
(d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional
IRA to a Roth IRA.
REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under an IRA (or other tax favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) and must be made for each year thereafter. Roth IRAs are not subject to these required minimum distribution rules during the Owner’s lifetime. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us within a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the net actuarial present value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the IncomeFlex Target Benefit.
You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by
48

withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
CHARITABLE IRA DISTRIBUTIONS
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to
$100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A one-time election of up to $50,000 for qualified charitable distributions to certain split-interest entities is also permitted. These amounts will be indexed for inflation for taxable years beginning after 2023. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70
 1
∕
2
.
Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70
 1
∕
2
; over (2) the total amount of reductions
for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For an employee, IRA owner, or beneficiary who died prior to January 1, 2020, please consult your tax adviser regarding the applicable post-death distribution requirements.
This information provided below applies to an employee, IRA owner, or beneficiary who died after January 1, 2020.
In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•
Deaths before your required beginning date
. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the
EDB's remaining life expectancy after the EDB's death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB's death. Special rules apply to minors and
Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal
Continuation” below.
•
Death on or after your required beginning date
. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
•
Annuity payments
. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than
10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution
49

period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Empower) in order to comply with the post-death distribution requirements.
•
Other rules
. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax adviser about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to
2020.
•
Spousal continuation
. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own
IRA, subject to the new rules under the regulations.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements in the future. We reserve the right to make changes in order to comply with the proposed regulations, or once final regulations are published. Any such changes will apply uniformly to affected owners or Beneficiaries and will be made with such notice to affected Owners or
Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.
You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
ADDITIONAL TAX FOR EARLY DISTRIBUTIONS
You may owe a 10% additional tax on the taxable part of distributions received from an IRA or Roth IRA.
Amounts are not subject to this additional tax if:
•
the amount is paid on or after you reach age 59
 1
∕
2
or die;
•
generally the amount received is attributable to your becoming disabled; or
•
the amount paid or received is in the form of substantially equal payments not less frequently than annually
(Please note that substantially equal payments must continue until the later of reaching age 59
 1
∕
2
or five years.
Modification of payments or additional contributions to the Annuity during that time period will generally result in retroactive application of the 10% additional tax).
50

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•
For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules.
•
For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a
U.S. person (which includes a resident alien) and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions:
Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before
December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.
Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions. The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an
IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of
$100,000.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other
“parties in interest” with respect to a plan (and, for purposes of the Code, an IRA and Roth IRA would also constitute a
“plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract.
Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the
Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 5, “What
Are The Expenses Associated With The Empower Retirement Security Annuity III?”
Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax adviser if you have any additional questions.
51

ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or a 401(a)
qualified retirement plan to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the
Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
SECTION 10: OTHER INFORMATION
SALE AND DISTRIBUTION OF THE CONTRACT
Effective March 15, 2024 Empower Financial Services, Inc. (“EFSI”) is the distributor and principal underwriter of the securities offered through this prospectus. EFSI was organized in 1984 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory
Authority (FINRA). EFSI’s principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.
The Contract is offered on a continuous basis. EFSI may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration
(firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, EFSI may offer the Contract directly to potential purchasers.
Prior to March 15, 2024, Prudential Investment Management Services LLC (PIMS), an indirect, wholly-owned subsidiary of Prudential Financial Inc., was the distributor and principal underwriter of the securities offered through this prospectus,
PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Exchange Act, and is a member of FINRA. PIMS’ principal business address is 655 Broad Street, 19 th
Floor, Newark, New Jersey 07102.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the
Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of Empower and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including EFSI, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/ or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk
52

support; and providing expedited marketing compliance approval to EFSI. A list of firms that EFSI paid pursuant to such arrangements, if any, is provided in the SAI which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or EFSI and will not result in any additional charge to you not described in this prospectus.
Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total
Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Empower business units.
FINANCIAL STATEMENTS
The financial statements of Empower and the Separate Account are included in the SAI. For a free copy of the SAI, contact the Empower Care Center by calling (855) 756-4738, or writing to Empower Care Center, 8515 East Orchard
Road, Greenwood Village, Colorado 80111.
LEGAL PROCEEDINGS
Empower is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. Empower may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Empower may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Empower, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Empower’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Empower's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Empower’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Empower’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Empower’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of EFSI to perform its contract with the
Separate Account; or Empower’s ability to meet its obligations under the Contracts.
ASSIGNMENT
This Contract must be used to fund an IRA, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.
53

ADDITIONAL INFORMATION
Empower has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement.
Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The SAI is available from Empower without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
HOW TO CONTACT US
You can contact the Empower Care Center by:
•
calling (855) 756-4738 during our normal business hours, Monday - Friday between 7 a.m. – 9 p.m. Central
Time, and Saturdays between 8 a.m. – 4:30 p.m. Central time, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.
•
writing to us via regular or express mail at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
•
accessing information via internet website at www.empower.com.
You can obtain account information by calling our automated response system and at www.empower.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a
Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Empower does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times.
Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Empower reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.
54

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE
CONTRACT
The following is a list of portfolios available under the Contract. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. The prospectuses for the portfolios can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado
80111. You can also request this information at no cost by calling (855) 756-4738.
The current expenses and performance information below reflects fee and expenses of the portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The portfolio's past performance is not necessarily an indication of future performance.

PORTFOLIO TYPE/INVESTMENT OBJECTIVE	PORTFOLIO NAME AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
Moderate Allocation The investment objective of the fund is to seek income and long-term growth of capital.	PGIM Balanced Fund (Class Z) 1 (Closed to new investors and transfers) Adviser: PGIM Investments LLC Sub-Advisers: PGIM Quantitative Solutions LLC (Asset Allocation and Equity Subadviser) PGIM Fixed Income PGIM Limited (Fixed Income Subadvisers)	0.79%	17.07%	8.03%	6.72%
Moderate Allocation The investment objective of the fund is to seek a balance between growth and conservation of capital.	PGIM 60/40 Allocation Fund (Class R6) 2 Adviser: PGIM Investments LLC Sub-Adviser: PGIM Quantitative Solutions LLC	0.40%	18.93%	9.58%	7.80%
1
Where applicable, the manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2024 without the prior approval of the fund's Board of Directors.
2
The manager has contractually agreed, through November 30, 2023, to limit Current Expenses after fee waivers and/or expense reimbursements to 0.40% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived an/or reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to November 30, 2023 without the prior approval of the fund's Board of Trustees.
APP A-1

Empower Care Center

8515 East Orchard Road

Greenwood Village, Colorado 80111
This prospectus describes the important features of the Contract and provides information about Empower Annuity
Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the EAIC Variable Contract Account A (the
“Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional
Information (“SAI”) that includes additional information about the Contract, Empower and the Separate Account. The
SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call (855) 756-4738.
We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC's website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
Ed. 05-2024
SS-IFX-III-PROSP
EDGAR CONTRACT IDENTIFIER: C000096294
NOT01MP257

EMPOWER RETIREMENT SECURITY ANNUITY VII

PROSPECTUS: May 1, 2024
This prospectus describes the Empower Retirement Security Annuity VII, a flexible premium deferred annuity (the “Annuity” or
“Contract”) offered by Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the EAIC
Variable Contract Account A. Depending on the state you live in, the Contract may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person to whom the certificate is issued. Your rights and benefits do not vary based on the form of the
Contract; in other words, your rights do not vary whether you have an individual annuity contract or a certificate under a group annuity. The Contract or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
The Contract is sold by Empower exclusively to fund Individual Retirement Accounts within the meaning of Section 408(a)
(“IRA”) and Section 408A (“Roth IRA”) of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of individuals electing a direct rollover from Retirement Plans funded with a Empower group annuity that provides for the transfer to this
Contract of the IncomeFlex Target guaranteed minimum withdrawal benefit the Participant has under the Retirement Plan. We may require the custodian of the IRA(s) be our designated affiliate. If you transfer assets to both an IRA and Roth IRA under this Contract, your Retirement Plan guaranteed values will be divided and proportionally reduced among the IRA and Roth IRA. You will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately.
Effective January 1, 2021, Empower Retirement Security Annuity VII is closed to any new or additional Purchase
Payments.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Contract and what you should consider before purchasing it.
Please read this prospectus before purchasing the Contract and keep it for future reference. The current prospectus for the underlying mutual fund portfolio contains important information about the mutual fund. When you invest in a Variable Investment
Option, you should read the underlying mutual fund prospectus and keep it for future reference.
In compliance with United States law, Empower will deliver this prospectus to Contract Owners that currently reside outside the
United States.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY
OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE
ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE
CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
ANY OTHER GOVERNMENT AGENCY.
Additional information about certain investment products, including variable annuities, has been prepared by the
Securities and Exchange Commission's staff and is available at Investor.gov.

FOR FURTHER INFORMATION CALL (855) 756-4738 OR VISIT: WWW.EMPOWER.COM
Prospectus Dated: May 1, 2024
Statement of Additional Information Dated: May 1, 2024

GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary of terms. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Phase
: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the
Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value
: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as the Base Contract Expenses. The number of
Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase
Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Adjusted Contract Value
: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.
Annual Guaranteed Withdrawal Amount
: Under the terms of the IncomeFlex Target Benefit, an amount that you may withdraw each Withdrawal Period as long as you live (if the optional Spousal Benefit is elected, then until the last to die of the Participant and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the
Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. If you
locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan, the initial Annual Guaranteed
Withdrawal Amount for this Annuity will be the Retirement Plan Annual Guaranteed Withdrawal Amount. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.
Annuitant
: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date
: The date you elect to begin Annuity Payments (annuitization).
Annuity Option
: An option under the Contract that defines the frequency and duration of Annuity Payments. See
Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
Annuity Payment
: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the
IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The
IncomeFlex Target Benefit” in Section 3, “What Are The Benefits Available Under The Contract?”
Annuity Phase
: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Base Contract Expense:
The Base Contract Expense, also referred to as the Base Contract fee in certain parts of this prospectus, is comprised of two parts: the IncomeFlex Target Benefit and the mortality and expense fee.
Beneficiary
: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday
: Each anniversary of the Participant’s date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of the Participant’s date of birth.
Business Day
: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than
4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.
Code
: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
4

Contract Date
: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the
Empower Care Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the
Contract Date or on a Contract anniversary.
Contract Owner, Owner or You
: The person entitled to the ownership rights under the Contract. Most persons participate in a group annuity contract and are issued a certificate under a group annuity contract evidencing his or her rights and benefits. However, some states may require us to issue you an individual annuity policy.
Contract Value
: The total value of your Contract, equal to the sum of the value of your investment in the investment option. Your Contract Value will go up or down based on the performance of the investment option, as well as contributions or withdrawals to the investment option. This applies in both the Accumulation Phase and Withdrawal
Period.
Contribution Source
: Refers to whether assets are Roth or Non-Roth Contributions.
Conversion
: The transfer of funds between an IRA and Roth IRA under this Annuity. Conversions are allowed under this
Annuity as permitted by the Code.
Death Benefit
: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See
Section 3, “What Are The Benefits Available Under The Contract?”
Empower Care Center
: Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado 80111. The
phone number is (855) 756-4738. Empower’s website is www.empower.com.
Excess Withdrawal
: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount.
Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 3, “What Are The Benefits
Available Under The Contract?”
Good Order
: Sufficiently clear instruction received by the Empower Care Center (or via the appropriate Empower address, telephone number, fax number or website if the item is a type we accept by those means) on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that
Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage
: The percentage of the Income Base used to determine the Annual Guaranteed
Withdrawal Amount. The Guaranteed Withdrawal Percentage applied at the Lock-In Date is used for purposes of determining your Status when transferring funds among the IRA and Roth IRA. See Section 3, “What Are The Benefits
Available Under The Contract?”
Highest Birthday Value
: For purposes of determining the Income Base, the initial Highest Birthday Value is the adjusted Retirement Plan Highest Birthday Value on the Contract Date, and thereafter the greater of (a) the initial
Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 3, “What Are The Benefits Available Under
The Contract?”
Income Base
: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Income Base is
equal to the greater of: (a) the Highest Birthday Value or (b) the Contract Value when you lock in your Annual
Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Excess Withdrawals and/or
Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.
5

IncomeFlex Target Benefit
: A standard feature of the Contract that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.
Individual Retirement Account (“IRA”):
A tax qualified individual retirement account within the meaning of
Section 408(a) of the Code, which is invested in the Variable Investment Option used to provide our guarantees under this Contract. Such IRA is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. We may require that the custodian of the IRA funded by the Annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Lock-In Date
: The date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this
Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In
Date for the Spousal Benefit).
Non-Roth Contributions
: Pre-tax and post-tax deferrals and contributions made under your Retirement Plan, other than Roth Contributions.
Participant
: A Participant in a Retirement Plan with the IncomeFlex Target Benefit who has or had a Retirement Plan
Withdrawal Benefit that is transferred to this Annuity pursuant to a contractual conversion privilege. Participant does not include a spouse eligible for a Retirement Plan Spousal Benefit.
Purchase Payment
: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Empower Retirement Security Annuity VII is closed to any new or additional Purchase Payments.
Recharacterization
: The redefining of a transfer made to an IRA as having been made or transferred instead to another type of IRA. You may elect to recharacterize Purchase Payments designated as contributions made to your IRA or Roth
IRA and have those Purchase Payments treated as if made instead to your Roth IRA or IRA, respectively.
Recharacterizations are allowed under this Annuity as permitted by the Code.
Retirement Plan
: An employment based Retirement Plan funded with a Empower group annuity that permits the
Participant or his or her spouse to transfer to this Contract the Retirement Plan IncomeFlex Target Benefit.
Retirement Plan Active Eligible Investments
: The investments required to be used in order to receive guarantees under the Retirement Plan IncomeFlex Target Benefit. Retirement Plan Active Eligible Investments includes investments funded with Roth Contribution and Non-Roth Contribution sources.
Retirement Plan Annual Guaranteed Withdrawal Amount
: Your Annual Guaranteed Withdrawal Amount as
determined under the Retirement Plan IncomeFlex Target Benefit.
Retirement Plan Guaranteed Withdrawal Percentage
: The percentage of the Retirement Plan Income Base used
to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage. The Retirement Plan Guaranteed
Withdrawal Percentage applied on the Retirement Plan Lock-In Date is used for purposes of determining your Status when transferring and combining multiple Retirement Plan IncomeFlex Target Benefits. See “Multiple Retirement
Plans
–
Transfer of Guaranteed Values” in Section 3, “What Are The Benefits Available Under The Contract?”
Retirement Plan Highest Birthday Value
: The Highest Birthday Value as determined under the Retirement Plan
IncomeFlex Target Benefit.
Retirement Plan Lock-In Date
: The guaranteed withdrawal lock-in date, determined under the Retirement Plan
IncomeFlex Target Benefit.
Retirement Plan Income Base
: The Income Base as determined under the Retirement Plan IncomeFlex Target
Benefit.
Retirement Plan IncomeFlex Target Benefit
: The IncomeFlex Target guaranteed withdrawal benefit as offered through a group annuity contract issued to Adventist HealthCare.
6

Retirement Plan Spousal Benefit
: The Participant’s “spousal benefit” as determined under the Retirement Plan
IncomeFlex Target Benefit.
Roth Contribution:
After-tax Roth deferrals and contributions made under your Retirement Plan.
Roth Individual Retirement Account (“Roth IRA”):
A tax qualified retirement investment under Section 408A of
the Code, as amended, which is invested in the Variable Investment Option used to provide our guarantees under this
Annuity. Such contract is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for a Roth IRA, the Contract must be issued to a custodial account established as a Roth IRA.
Separate Account
: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called the EAIC Variable Contract Account A. The Separate Account is set apart from all of the general assets of
Empower.
Spousal Benefit
: An optional version of the IncomeFlex Target Benefit which, if elected and certain conditions are satisfied, extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.
Status
: For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to this Annuity or between the IRA and Roth IRA, your Status is based upon the age and Spousal Benefit election applicable to each
Retirement Plan or Contract.
Step-Up Amount
: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up
Date.
Step-Up Date
: After the Lock-In Date, the Business Day that immediately precedes your Birthday.
Sub-account
: A Variable Investment Option offered under EAIC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral
: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract.
You should be aware that the only way to
receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an IRA or Roth
IRA), which provides Tax Deferral regardless of whether it invests in annuity contracts.
See Section 9, “What
Are The Tax Considerations Associated With The Empower Retirement Security Annuity VII?”
Variable Investment Option
: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Empower that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period
: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next
Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.
7

IMPORTANT INFORMATION YOU SHOULD CONSIDER
ABOUT THE CONTRACT

FEES AND EXPENSES
Charges for Early Withdrawals	There are no fees for early withdrawals and you are not prohibited from making early withdrawals.
Transaction Charges
Charges may be applied to a transaction if state or local premium taxes are assessed. Charges may be applied to transfers (if more than 12 in a Contract year).

For more information about transaction charges, please refer to
Section 5, “What
Are The Expenses Associated With The Empower Retirement Security Annuity
VII?”
later in this prospectus.

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract for information about the specific
fees
you will pay each year based on the options you
have elected.

	Annual Fee	Minimum	Maximum
	Base Contract 1	1.20% 3	3.25%
	Investment Options (Portfolio Fees and Expenses)	0.06%	0.06%
	Optional Benefits For An Additional Charge 2	None	None
1
The Base Contract fee includes the fee for the IncomeFlex Target Benefit and the mortality and expense fee.
2
The Optional Benefit is the Optional Spousal Benefit.
3
The minimum fee noted is the current fee for the Contract.

For more information about the IncomeFlex Target Benefit and the Optional Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.

	Lowest Annual Cost $ 1,164	Highest Annual Cost $ 2,899
Assumes:
•
Investment of $100,000
•
5% annual appreciation
•
Least expensive combination of
Base Contract fee and portfolio fees
and expenses
•
No sales charges
•
No additional purchase payments,
transfers or withdrawals

Assumes:
•
Investment of $100,000
•
5% annual appreciation
•
Most expensive combination of Base
Contract fee and portfolio fees and
expenses
•
No sales charges
•
No additional purchase payments,
transfers or withdrawals

For more information about ongoing fees and expenses, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VII?” later in this prospectus.
RISKS
Risk of Loss
The Contract is subject to the risk of loss. You could lose some or all of your
Contract Value.

For more information about the risk of loss, please refer to
Section 2, “What Are
The Principal Risks Of Investing In The Contract?”
later in this prospectus.

Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for an investor
8

who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income. Consequently, you should not use the
Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

For more information about the risk profile of the Contract, please refer to
Section 2, “What Are The Principal Risks Of Investing In The Contract?”
later in this
prospectus.

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.

For more information about the risks associated with the investment options, please refer to
Section 2, “What Are The Principal Risks Of Investing In The
Contract?”
later in this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Empower Annuity
Insurance
Company
. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Empower Annuity Insurance Company. More information about Empower Annuity Insurance Company is available upon request. Such requests can be made toll-free at (855) 756-4738.

For more information about insurance company risks, please refer to
Section 2,
“What Are The Principal Risks Of Investing In The Contract?”
later in this
prospectus.

RESTRICTIONS
Investment Options
•
During the Contract Accumulation Phase, you may make up to 12 transfers each Contract year
without
charge. If you make more than 12 transfers in one
Contract year, you may be charged up to $30 for each additional transfer.
•
Empower Annuity Insurance Company reserves the right to remove or substitute the portfolio used by the Variable Investment Option. You will be given specific notice in advance of any substitution we intend to make.

For more information about investment and transfer restrictions, please refer to
Section 5, “What Are The Expenses Associated With The Empower Retirement
Security Annuity VII?”
later in this prospectus.

Optional Benefits
This Contract provides a standard guaranteed income benefit at a cost deducted from your Contract Value with an optional Spousal Benefit. You should know that:

•
Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed
Withdrawal Amount and possibly terminate the benefit without value.
•
Once you “lock in” your IncomeFlex Target Benefit and elect the Spousal
Benefit, your choice is irrevocable. While there is no additional charge for optional Spousal Benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.

For more information about the IncomeFlex Target Benefit and the Spousal
Benefit, please refer to
Section 3, “What Are The Benefits Available Under The
Contract?”
later in this prospectus.

9

TAXES
Tax Implications
You should consult a qualified tax adviser to determine the tax implications of an investment in and payments received under the Contract. Generally, withdrawals
(either as a lump sum or as regular payments) are taxed as ordinary income, and may be subject to tax penalties. Depending on your plan type you, you may be charged different fees for early withdrawals or be prohibited from making early withdrawals. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description.

You generally may withdraw money at any time during the Accumulation Phase.
You may, however, be subject to income tax. If you make a withdrawal prior to age 59
 1
∕
2
, you also may be subject to a 10% additional tax.

You should consult with your tax adviser for more specific information about the tax treatment of your plan withdrawals.

For more information about tax implications, please refer to
Section 9, “What Are
The Tax Considerations Associated With The Empower Retirement Security
Annuity VII?”
later in this prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
While we generally do not pay commissions for the sales of the Contract, some investment professionals may receive compensation for selling the Contract to investors under legacy distribution agreements with the Company. Such compensation (commissions, overrides, and expense reimbursement allowances)
may continue to be paid to broker-dealers that are registered under the Securities
Exchange Act of 1934 and/or entities that are exempt from such registration (firms)
under these legacy agreements for past sales. Additionally, should an investment professional voluntarily approach the Company with a prospect, the Company would be obligated to pay a commission under these legacy agreements. These investment professionals may have an incentive to sell you one product over another because some products pay higher commissions than others. The investment professional will receive all or a portion of the compensation, depending on the practice of the firm.

For more information about compensation, please refer to
Section 10, “Other
Information”
later in this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.

For more information about exchanges, please refer to
Section 9, “What Are The
Tax Considerations Associated With The Empower Retirement Security Annuity
VII?”
later in this prospectus.

OVERVIEW OF THE CONTRACT
The Empower Retirement Security Annuity VII is a variable annuity contract issued by Empower. We only offer the
Contract as a rollover option to Participants who have a IncomeFlex Target Benefit in connection with a Retirement Plan.
The Contract is between you, the Owner, and us, the insurance company. The Contract allows you to invest assets contributed to a custodial IRA or custodial Roth IRA in the Contract, which provides a Variable Investment Option, certain
10

withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes. This Contract is specifically designed for those concerned they may outlive their retirement income and it is priced accordingly. If you have short term investment needs that you expect this annuity to support, this product is not for you. If you are not concerned you may outlive your savings, you may want to consider if this product suits your needs solely based on its other investment and insurance feature.
The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase.
During the Accumulation Phase, if you have purchased this Annuity through an IRA, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the IncomeFlex
Target Benefit. If you purchased this Annuity through a Roth IRA, any earnings grow on a tax deferred basis. Qualified distributions are generally federal income tax free (state treatment may vary). A distribution is a qualified distribution if it occurs after five tax years after contributing to a Roth IRA and the owner is either age 59
 1
∕
2
, dies, is disabled or is a first
time home buyer ($10,000 lifetime limit). For distributions that are not qualified distributions, amounts are generally taxed as income only when you make withdrawals of earnings, including withdrawals under the IncomeFlex Target Benefit, and a
10% additional tax may apply. The Annuity Phase starts if you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life with period certain. You are not required to annuitize your Contract. However, once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•
Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead you will be paid a stream of annuity payments.
•
You generally cannot change the payment stream you chose once it has begun.
•
Both the IncomeFlex Target Benefit and the Death Benefit terminate upon annuitization.
Note that during the Accumulation Phase, the IncomeFlex Target Benefit (discussed in Section 3, “What Are The
Benefits Available Under The Contract?”) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
You can invest your money in the Variable Investment Option available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, favorable returns are NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease.
For more information about
the Variable Investment Option, please refer to “Appendix A: Portfolio Available Under The Contract” later in this prospectus.
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the
Spousal Benefit. See Section 3, “What Are The Benefits Available Under The Contract?”
The IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Contract annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).
The IncomeFlex Target Benefit is a standard feature of the Contract that applies to the Annuitant automatically. The
Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed
Withdrawal Amount will be less than if you had not elected it. If you elected the Retirement Plan Spousal Benefit, then you will automatically receive the Spousal Benefit under this Contract. If you purchase this Contract on or after your
Retirement Plan Lock-In Date, you may not add or remove the Spousal Benefit upon or after purchasing this Contract. For additional information about the fees for the IncomeFlex Target Benefit, see “Fee Table” and Section 5, “What Are The
Expenses Associated With The Empower Retirement Security Annuity VII?”
11

You may only establish one IRA and one Roth IRA funded by this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security
Annuity VII?”
During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center address shown in “How To Contact Us” in Section 10,
“Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.
12

FEE TABLE
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options.
State premium taxes may also be deducted. For more information about those fees and maximum charges, see Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VII?”
later in this prospectus.

TRANSACTION EXPENSES
	Current	Maximum
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None
Transfer Fee 1	$ 0	$ 30
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions (as a percentage of Contract Value)	N/A 2	3.5%
1
Currently, we do not impose a transfer fee. However, we may begin to charge a transfer fee up to a maximum of $30 for each transfer after 12 in a Contract year.
2
Current taxes in a given state can range from 0% to 3.5%, depending on your state of jurisdiction. For additional information see “Taxes Attributable to
Premium” in Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VII?”
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES
	Current	Maximum
Administrative Expenses	$ 0	$ 150
Base Contract Expenses 1, 2	1.20%	3.25%
Optional Benefit Expenses 1, 3	0.00%	0.00%
Surrender Charge 4	$ 0	$ 0
1
Percentages noted above are percentages of daily net assets of the Contract Value.
2
Base Contract Expenses include the fee for the IncomeFlex Target Benefit and the mortality and expense fee.
3
The Optional Benefit is the Optional Spousal Benefit.
4
There are no surrender charges in this product.
The next item shows the minimum and maximum total operating expenses charged by the Variable
Investment Option that you may pay periodically during the time that you own the Contract. For a complete list of the Variable Investment Option available under the Contract, including its annual expense, please refer to “Appendix A: Portfolio Available Under the Contract” later in this prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES
Annual Portfolio Company Expenses	0.06%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
13

EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The
Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Contract expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your Contract at the end of the applicable time period:	$3,543	$10,777	$18,216	$37,750
If you annuitize at the end of the applicable time period:	$3,543	$10,777	$18,216	$37,750
If you do not surrender your Contract:	$3,543	$10,777	$18,216	$37,750
SECTION 1: WHAT IS THE EMPOWER RETIREMENT
SECURITY ANNUITY VII?
The Empower Retirement Security Annuity VII is a variable annuity contract issued by Empower, with its principal place of business located at 280 Trumbull Street, Hartford, CT 06103. Empower is solely responsible for its obligations under Empower Retirement Security Annuity VII, and there are no support agreements from third parties relating to the capitalization of Empower. You may invest in the Separate Account. The income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Accounts’ own investment experience and not the investment experience of Empower’s other assets. The assets of the Separate Account may not be used to pay any liabilities required of Empower, other than the liabilities required under the terms of the Contract.
Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity
Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 3, “What Are The Benefits Available Under The
Contract?” for further details. These withdrawals are different than Annuity Payments.
This Annuity contract does not benefit from Tax Deferral, unlike many annuity contracts that generally do when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain IRAs and Roth IRAs, which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not purchase this Contract to gain the preferential tax treatment provided by your IRA. If this Contract were offered outside of such tax qualified accounts, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Contract compared with any other investments or benefits available through your retirement plan or elsewhere.
The Empower Retirement Security Annuity VII is a variable annuity contract. This means that during the
Accumulation Phase, you can allocate your assets to the available Variable Investment Option. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with the Variable Investment Option. Because each underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
14

You are the Owner of the Contract, as the individual for whom the IRA and/or Roth IRA is established. You generally have all the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.
You may only establish one IRA and one Roth IRA funded by a Contract. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to
us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?”
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower
Retirement Security Annuity VII?”
To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center at the address shown in “How To Contact Us” in Section 10, “Other
Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Payments made from an IRA are subject to 10% federal income tax withholding. The taxpayer can choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.
SECTION 2: WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THE CONTRACT?
The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with the Variable Investment Option
. You take all the investment risk for amounts allocated
to the Sub-account, which invest in a portfolio. If the Sub-account you select increases in value, then your Contract Value goes up; if it decreases in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolio in which your Sub-account invests. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio, which has its own unique risks. You should review the prospectus for the portfolio before making an investment decision.
Insurance Company Risk.
No company other than Empower has any legal responsibility to pay amounts that
Empower owes under the Contract. You should look to the financial strength of Empower for its claims-paying ability.
Empower is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Empower and our ability to conduct business and process transactions. Although Empower has business continuity plans, it is possible that the plans may not operate as intended or
15

required and that Empower may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
The IncomeFlex Target Benefit.
This Contract provides a standard guaranteed income benefit with an optional
Spousal Benefit at a cost deducted from your Contract Value.
You should know that:
•
Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
•
Once you “lock in” your IncomeFlex Target Benefit and elect the Spousal Benefit, your choice is irrevocable.
While there is no additional charge for optional Spousal Benefit, any Annual Guaranteed Withdrawal Amounts
will be less than if you had not elected it because we will continue the Annual Guaranteed Withdrawal
Amounts until the later of you or your Spouse's passing.
Annuitization.
Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•
Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
•
You generally cannot change the payment stream you chose once it has begun.
•
Both the IncomeFlex Target Benefit and the Death Benefit terminate upon annuitization.
Possible Adverse Tax Consequences.
The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase
Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Risk of Loss of or Reductions to Benefits.
If you take certain actions under your Contract, such as surrendering your Contract or taking excess withdrawals under the terms of the IncomeFlex Target Benefit, you may lose or reduce the value of that benefit. For more information about the IncomeFlex Target Benefit, please refer to “IncomeFlex Target
Benefit” in Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
Not a Short-Term Investment.
The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis, including the benefits of the IncomeFlex Target Benefit. Consequently, you should not use the Contract as a short-term investment or savings vehicle or if you do not seek the benefits provided by the IncomeFlex Target Benefit. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.
Risk of Loss.
All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.
16

SECTION 3: WHAT ARE THE BENEFITS AVAILABLE
UNDER THE CONTRACT?
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

NAME OF BENEFIT	PURPOSE	STANDARD OR OPTIONAL	ANNUAL FEES		RESTRICTIONS/ LIMITATIONS
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$ 0	$ 0	None
IncomeFlex Target Benefit (also referred to as the Base Contract Expense)	Once locked in, guarantees your ability to withdraw an Annual Guaranteed Withdrawal Amount, even if your Contract Value is reduced to zero.	Standard	1.20% 1	1.50% 1
If your Contract
Value is reduced to
zero because of
excess withdrawals,
you will not receive
any further
payments.

Additionally, excess
withdrawals reduce
the amount of your
Annual Guaranteed
Withdrawal Amount
permanently.

Optional Benefit 2	Designed to provide an Annual Guaranteed Withdrawal Amount until the last to die of you and your spouse.	Optional	0.00% 1	0.00% 1	Results in a lesser Annual Guaranteed Withdrawal Amount. Once elected, the Spousal Benefit may not be revoked. Excess withdrawal rules noted above apply.
1
Percentage of daily net assets of the Contract Value.
2
The Optional Benefit is the Optional Spousal Benefit.
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.
PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as an IRA, Roth IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, Roth IRA or other
“qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available
17

payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE
SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See
Section 3, “What Are The Benefits Available Under The Contract?”
Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.
The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.
Choice 1:
Lump sum payment of the Death Benefit
. If the Beneficiary does not choose a payout option within
60 days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited
IRA would also be included in this payout option.
Choice 2:
The payment of the entire Death Benefit by December 31 of the calendar year that contains the
10th anniversary of the date of death of the Owner
.
Choice 3:
Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the
Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31 of the year following the year of death of the Owner.
This payout option is available if you have
named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.
If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice 2, modified to be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the death of the Owner.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For
Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31 of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Owner established a Lock-In Date and elected the Spousal Benefit, and the Beneficiary is the spouse of the
Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the
Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity, the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the
Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 72 or can change title to the account to the spouse’s name.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What
Are The Tax Considerations Associated With The Empower Retirement Security Annuity VII?”
Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
A Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization).” The
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Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash
(or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security
Annuity VII?” If the Beneficiary fails to make any election within any time limit prescribed by or for the Retirement Plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the
Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Target Benefit.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you request, provided that we receive the request in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation. It is critical you keep your Beneficiary information up to date. If we cannot locate your Beneficiary, we may be required under state law to pay the benefit to someone else, like your estate, or possibly escheat the benefit to your state of residence depending on the circumstances and applicable federal law.
The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the IRA or Roth IRA it funds, when you elect the benefit and when you die.
For more information on this, and for more information on the continuation of the IncomeFlex Spousal Benefit at your death, see Section 3, “What Are The Benefits Available Under The Contract?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower
Retirement Security Annuity VII?”
INCOMEFLEX TARGET BENEFIT
The IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to annually withdraw certain amounts that we specify under this Contract. If you do not take more withdrawals than those specified amounts each year, and your Contract Value is reduced to zero, either by making these withdrawals according to their terms or due to poor market performance, we will continue to make those annual payments to you for as long as you live.
Here is how it works: We determine the amount you can withdraw by calculating an initial notional value (called the
“Income Base”). You are allowed to take a withdrawal equal to a percentage of the Income Base, regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals).
The Income Base is used to determine the amount you may withdraw each Withdrawal Period as long as you live (the
“Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value
(described below) or the Contract Value on the Business Day prior to your Lock-in Date. There are two options
–
one is
the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse. The Income Base can increase, but it can also decrease if you withdraw more than your Annual Guaranteed Withdrawal Amount.
The base IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product
(including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed
Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed
Withdrawal Amount if you elect the Spousal Benefit than if you had not. If you elected the Retirement Plan Spousal
Benefit, then you will automatically receive the Spousal Benefit under this Contract. If you purchase this Contract on or
19

after your Retirement Plan Lock-In Date (your guaranteed withdrawal lock-in date as determined under the Retirement
Plan IncomeFlex Target Benefit), then you may not add or remove the Spousal Benefit upon or after purchasing this
Contract. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see
Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VII?”
If you establish both an IRA and Roth IRA funded by this Annuity, you will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract, described below, will be calculated separately.
TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES
This Contract is sold exclusively as a rollover option to individuals who have a Retirement Plan IncomeFlex Target
Benefit. This Contract is designed to accept the transfer of Retirement Plan IncomeFlex Target Benefit guaranteed values in connection with a direct rollover of assets invested in the Retirement Plan Active Eligible Investments to an IRA and/or
Roth IRA. You may only establish one IRA and one Roth IRA funded by this Annuity. Assets invested in the Retirement Plan
Active Eligible Investments funded by Non-Roth Contributions may only be rolled over and held in an IRA under this
Annuity. Retirement Plan Active Eligible Investments funded by Roth Contributions may only be rolled over to a Roth IRA under this Annuity. If you transfer assets to both an IRA and Roth IRA under this Annuity, the Retirement Plan guaranteed values described below will be divided and proportionally reduced among the IRA and Roth IRA. You will receive separate
Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately.
If you have more than one Retirement Plan IncomeFlex Target Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Target Benefits under an IRA or Roth
IRA funded by this Annuity. See “Multiple Retirement Plans
–
Transfer of Guaranteed Values” in Section 3, “What Are The
Benefits Available Under The Contract?”.
In connection with the rollover transaction, each guarantee value described below will begin with a value equal to the corresponding Retirement Plan guaranteed value, assuming a transfer of 100% of the assets from either Roth or Non-Roth
Contributions (but not both) under the Retirement Plan. If less than 100% of assets are transferred or the transfer includes both Non-Roth and Roth Contributions, then the Retirement Plan guaranteed values will be proportionately reduced and divided between the IRA and Roth IRA, as applicable.
If you purchase this Contract prior to your Retirement Plan Lock-In Date, then the Highest Birthday Value as determined under the Retirement Plan IncomeFlex Target Benefit (the “Retirement Plan Highest Birthday Value”) will be used to determine your initial Highest Birthday Value, and Income Base under this Contract . You also can choose whether to elect the Spousal Benefit at the time you lock in your Annual Guaranteed Withdrawal Amount under this Contract.
If you purchase this Contract on or after your Retirement Plan Lock-In Date, then your Annual Guaranteed
Withdrawal Amount as determined under the Retirement Plan IncomeFlex Target Benefit (the “Retirement Plan Annual
Guaranteed Withdrawal Amount”) and your Income Base as determined under the Retirement Plan IncomeFlex Target
Benefit (the “Retirement Plan Income Base”), will be used to determine your initial Annual Guaranteed Withdrawal
Amount and initial Income Base, under this Contract. Your guaranteed withdrawals will be available immediately, and you will not establish a Highest Birthday Value under this Contract. If you elected the Retirement Plan Spousal Benefit, then you will automatically have the Spousal Benefit under this Contract. If you purchase this Contract on or after your
Retirement Plan Lock-In Date, you may not add or remove the Spousal Benefit upon or after purchasing this Contract.
Brief Overview of IncomeFlex Target Benefit Under This Annuity
The IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. We call this annual withdrawal amount the Annual
Guaranteed Withdrawal Amount. The Annual Guaranteed Withdrawal Amount, in turn, is equal to a percentage of a notional value called the “Income Base.”
This Annuity is a “rollover” product that allows you to transfer values that you have accumulated in the IncomeFlex
Target Benefit held within your Retirement Plan to the IncomeFlex Target Benefit held by an IRA and/or Roth IRA investing in this Annuity.
20

HIGHEST BIRTHDAY VALUE
The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this Contract is purchased with 100% of the assets from either Roth or Non-Roth Contributions (but not both) under the Retirement
Plan, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets or the transfer includes both Non-Roth and Roth Contributions, then the initial Highest Birthday Value under your IRA and/or Roth IRA shall be divided and reduced proportionately as described in Examples 1 and 2 below. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Highest Birthday Value may be lower than your initial Contract Value.
Example 1
–
Proportional Reduction of Highest Birthday Value Under this Annuity Rolling Over Less Than
100% from One Source

• Retirement Plan Highest Birthday Value:	$ 120,000
• Retirement Plan Contract Value:	$ 100,000
• Amount rolled over from Retirement Plan to this Annuity:	$ 50,000
• Ratio of rollover to Retirement Plan Contract Value:	50%
• Initial Highest Birthday Value under this Annuity:	$ 60,000*
• Highest Birthday Value remaining in the Retirement Plan:	$ 60,000
*
The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Highest Birthday Value to determine the initial Highest Birthday Value under this Annuity. The initial Highest Birthday Value reflects a 50% reduction of the Retirement Plan Highest Birthday Value due to the partial transfer of 50% of the Retirement Plan Contract Value.
Example 2
–
Division and Proportional Reduction of Highest Birthday Value Under this Annuity Rolling Over
Roth and Non-Roth Contribution Sources

• Retirement Plan Highest Birthday Value:	$ 120,000
• Retirement Plan Contract Value:	$ 100,000
• Amount funded with Roth Contributions:	$ 60,000
• Amount funded with Non-Roth Contributions:	$ 40,000
• Amount rolled over from Retirement Plan to this Annuity	$ 100,000
• Ratio of Roth to Retirement Plan Contract Value:	60%*
• Initial Highest Birthday Value under the Roth IRA Annuity:	$ 72,000
• Initial Highest Birthday Value under the Non-Roth IRA Annuity:	$ 48,000
*
The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Highest Birthday Value to determine the division and proportional reduction of the initial Highest Birthday Value under this Annuity for the Roth IRA and IRA. The initial Highest Birthday Values reflect a 60%/40%
division of the Retirement Plan Highest Birthday Value between the Roth IRA and IRA, respectively.
The Highest Birthday Value under this Contract will equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays, until the Lock-In Date. Any withdrawals prior to the
Lock-In Date under this Annuity reduce your Highest Birthday Value proportionately as described in Example 3 below.
Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described below.
Example 3
–
Proportional Reduction of Highest Birthday Value Under this Annuity
–
Withdrawal

• Contract Value:	$ 100,000
• Withdrawal amount:	$ 10,000
• Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
• Highest Birthday Value:	$ 120,000
• 10% Reduction of Highest Birthday Value:	$ 12,000
• Adjusted Highest Birthday Value:	$ 108,000
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INCOME BASE
If you purchase this Contract prior to your Retirement Plan Lock-In Date, then your Retirement Plan Highest
Birthday Value will be used to determine your initial Highest Birthday Value and Income Base under this Annuity. Until the
Lock-In Date, the Income Base will equal the greatest of: (a) that initial Highest Birthday Value, (b) the highest Contract
Value attained on each of the Participant’s Birthdays, and (c) the Contract Value on the Business Day prior to the Lock-In
Date. If you purchase this Contract on or after your Retirement Plan Lock-In Date, the initial Income Base under this
Annuity is determined by your Retirement Plan Income Base. If this Contract is purchased with 100% of the assets from either Roth or Non-Roth Contributions (but not both) under the Retirement Plan, then the initial Income Base under this
Annuity equals the Retirement Plan Income Base on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets or the transfer includes both Non-Roth and Roth Contributions, then the initial Income Base under your IRA and/or Roth IRA shall be divided and/or reduced proportionately between your IRA and/or Roth IRA as applicable. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.
Example 1
–
Proportional Reduction of Income Base Under this Annuity Rolling Over Less Than 100% from
One Source

• Retirement Plan Income Base:	$ 120,000
• Retirement Plan Contract Value:	$ 100,000
• Amount rolled over from Retirement Plan to this Annuity:	$ 50,000
• Ratio of rollover to Retirement Plan Contract Value:	50%
• Initial Income Base under this Annuity:	$ 60,000*
• Income Base remaining in the Retirement Plan:	$ 60,000
*
The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Income Base to determine the initial Income
Base under this Annuity and reflects a 50% reduction of the Retirement Plan Income Base due to the partial transfer of 50% of the Retirement Plan Contract
Value.
Example 2
–
Division and Proportional Reduction of Income Base Under this Annuity Rolling Over Both Roth and Non-Roth Contribution Source

• Retirement Plan Income Base:	$ 120,000
• Retirement Plan Contract Value:	$ 100,000
• Amount funded with Roth Contributions:	$ 60,000
• Amount funded with Non-Roth Contributions:	$ 40,000
• Ratio of Roth to Retirement Plan Contract Value:	60%*
• Initial Income Base under the Roth IRA Annuity:	$ 72,000
• Initial Income Base under the Non-Roth IRA Annuity:	$ 48,000
*
The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Income Base to determine division and proportional reduction of the initial Income Base under this Annuity for the Roth IRA and IRA. The initial Income Base for the Roth IRA and IRA reflect a 60%/40% division of the
Retirement Plan Income Base between the Roth IRA and IRA, respectively.
Any withdrawals prior to the Lock-In Date under this Annuity reduce your Income Base proportionately as described in Example 3 below. Each withdrawal reduces the Income Base by the percentage equivalent of the ratio of
(a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described below.
Example 3
–
Proportional Reduction of Income Base under this Annuity
–
Withdrawal

• Contract Value:	$ 100,000
• Withdrawal amount:	$ 10,000
• Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
• Income Base:	$ 120,000
• 10% Reduction of Income Base:	$ 12,000
• Adjusted Income Base:	$ 108,000
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ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual
Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.
The Income Base is not a cash amount that you can withdraw from your Contract. Rather, on your Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage to the Income Base to determine your initial Annual Guaranteed
Withdrawal Amount. The percentages that will be applied to the Income Base are set forth in the chart below. You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Thus, your Income Base, when multiplied by the Guaranteed Withdrawal Percentage applicable to you based on your age (or the age of the younger spouse for the
Spousal Benefit) must produce an Annual Guaranteed Withdrawal Amount of at least $250 in order for you to have any available Annual Guaranteed Withdrawal Amount. If you cannot meet the $250 Annual Guaranteed Withdrawal Amount minimum, you will have paid fees for the IncomeFlex Target Benefit without being able to derive any withdrawal benefits.
In the table below, under “Lock-In Date Not Elected In Retirement Plan,” we also depict the minimum Income Base needed for each age band in order for you to realize an Annual Guaranteed Withdrawal Amount.
LOCK-IN DATE ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was elected before purchasing this Contract, then your Retirement Plan
Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. If this Contract is purchased with 100% of the assets from either Non-Roth or Roth Contributions
(but not both), then the initial Annual Guaranteed Withdrawal Amount under your IRA or Roth IRA equals the Retirement
Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the total assets from a single Contribution Source or the transfer includes both Non-Roth and Roth Contributions, then the initial Annual Guaranteed Withdrawal Amount under your IRA and/or Roth IRA will be divided and/or proportionally reduced as described in Examples 1 and 2 below.
Example 1 - Proportional Reduction of Annual Guaranteed Withdrawal Amount
–
One Contribution Source

• Retirement Plan Annual Guaranteed Withdrawal Amount:	$ 10,000
• Retirement Plan Contract Value:	$ 100,000
• Amount rolled over from Retirement Plan to this Annuity:	$ 50,000
• Ratio of rollover to Retirement Plan Contract Value:	50%
• Initial Annual Guaranteed Withdrawal Amount under this Annuity:	$ 5,000*
*
The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Annual Guaranteed Withdrawal Amount to
determine the initial Annual Guaranteed Withdrawal Amount under this Annuity. The initial Annual Guaranteed Withdrawal Amount under this Annuity reflects a 50% reduction of the Retirement Plan Annual Guaranteed Withdrawal Amount due to the partial transfer of 50% of the Retirement Plan Contract
Value.
Example 2 - Division and Proportional Reduction of Annual Guaranteed Withdrawal Amount
–
Roth and
Non-Roth Contribution Sources

• Retirement Plan Annual Guaranteed Withdrawal Amount:	$ 10,000
• Retirement Plan Contract Value:	$ 100,000
• Amount funded with Roth Contributions:	$ 60,000
• Amount funded with Non-Roth Contributions:	$ 40,000
• Amount rolled over from Retirement Plan to this Annuity:	$ 100,000
• Ratio of Roth to Retirement Plan Contract Value:	60%*
• Initial Annual Guaranteed Withdrawal Amount under the Roth IRA:	$ 6,000
• Initial Annual Guaranteed Withdrawal Amount under the IRA:	$ 4,000
*
The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Annual Guaranteed Withdrawal Amount to determine division and proportional reduction of the initial Annual Guaranteed Withdrawal Amount under this Annuity for the IRA and Roth IRA. The initial Annual Guaranteed
Withdrawal Amount for the Roth IRA and IRA reflect a 60%/40% division of the Retirement Plan Highest Annual Guaranteed Withdrawal Amount between the Roth IRA and IRA, respectively.
23

The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period will be reduced by guaranteed withdrawals made in the Retirement Plan during the same
Withdrawal Period. In other words, guaranteed withdrawals made in the Retirement Plan during the Withdrawal Period you purchase the Contract will count toward your guaranteed withdrawals under the Contract (proportionally adjusted in the manner described above, if applicable). The Annual Guaranteed Withdrawal Amount available between the date the
Contract is issued and the end of the current Withdrawal Period also will be prorated, by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during that Withdrawal Period will be reduced proportionally for the partial Withdrawal Period remaining after the
Contract is purchased. This adjustment will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal
Periods.
LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was not elected before purchasing this Contract, then your initial Annual
Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable
Guaranteed Withdrawal Percentage
(as set forth in the table immediately below) to the Income Base. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Single Life	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Spousal
55-64	4.75%	4.25%	$ 5,236.16	$ 5,882.35
65-69	5.50%	5.00%	$ 4,545.45	$ 5,000.00
70+	6.25%	5.75%	$ 4,000.00	$ 4,347.83
If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year.
This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future
Withdrawal Periods.
If you did not lock-in the Annual Guaranteed Withdrawal Amount under your Retirement Plan, but you do lock-in under this Contract, your Income Base and resultant Annual Guaranteed Withdrawal Amount thereafter may increase for
Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount
–
Step-Up”).
If you elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of
55), and initial amount, will all be based on the age of the younger of you and your spouse.
Example
–
Calculation of Annual Guaranteed Withdrawal Amount
–
Participant Age 58 (No Spousal
Benefit Elected)

Participant age:	58
Contract Value as of Business Day prior to Lock-In Date:	$ 80,000
Highest Birthday Value (HBV):	$ 100,000
Income Base (on Lock-In Date):	$ 100,000	(greater of Contract Value and HBV)
Annual Guaranteed Withdrawal Amount:	$ 4,750	(4.75% of Income Base)
Example
–
Calculation of Annual Guaranteed Withdrawal Amount
–
Participant Age 66 (No Spousal
Benefit Elected)

Participant age:	66
Contract Value as of Business Day prior to Lock-In Date:	$ 80,000
Highest Birthday Value (HBV):	$ 100,000
Income Base (on Lock-In Date):	$ 100,000	(greater of Contract Value and HBV)
24

Annual Guaranteed Withdrawal Amount:	$ 5,500	(5.50% of Income Base)
Example
–
Calculation of Annual Guaranteed Withdrawal Amount
–
Participant Age 71 (No Spousal
Benefit Elected)

Participant age:	71
Contract Value as of Business Day prior to Lock-In Date:	$ 80,000
Highest Birthday Value (HBV):	$ 100,000
Income Base (on Lock-In Date):	$ 100,000	(greater of Contract Value and HBV)
Annual Guaranteed Withdrawal Amount:	$ 6,250	(6.25% of Income Base)
SPOUSAL BENEFIT
The Spousal Benefit is an optional benefit you may elect under this Annuity. With the optional Spousal Benefit, the
Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. If you are the Participant, you make an irrevocable choice whether or not to elect the Spousal Benefit at the
Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see
Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VII?”
Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the
Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage
(indicated in the chart above) and the Income Base.
While there is no additional daily charge for this benefit, if you are the Participant and elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it. The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the IRA and/or Roth IRA it funds when you elect the benefit and when you die. Once elected, the
Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The
Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser
Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.
If you elected the Retirement Plan Spousal Benefit, then you will automatically have the Spousal Benefit under this
Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, then you may not add or remove the Spousal Benefit upon or after purchasing this Contract.
After your death, the Spousal Benefit will continue to be paid until the death of your surviving spouse.
Example
–
Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit
–
Younger Spouse
Age 56

Your age:	58
Spouse age:	56
Contract Value as of Business Day prior to Lock-In Date:	$ 80,000
Highest Birthday Value (HBV):	$ 100,000
Income Base (Lock-In Date):	$ 100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$ 4,250	(4.25% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal
Amount increases $0.0425 (or 4.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $42.50, to $4,292.50.
25

Example
–
Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit
–
Younger Spouse
Age 65

Your age:	66
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$ 80,000
Highest Birthday Value (HBV):	$ 100,000
Income Base (Lock-In Date):	$ 100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$ 5,000	(5% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount
increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual
Guaranteed Withdrawal Amount by $50.00, to $5,050.00.
Example
–
Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit
–
Younger Spouse
Age 65

Your age:	71
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$ 80,000
Highest Birthday Value (HBV):	$ 100,000
Income Base (Lock-In Date):	$ 100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$ 5,000	(5% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, Annual Guaranteed Withdrawal Amount
increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual
Guaranteed Withdrawal Amount by $50.00, to $5,050.00.
MULTIPLE RETIREMENT PLANS
–
TRANSFER OF GUARANTEED VALUES
If you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Target
Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single
IncomeFlex Target Benefit under this Annuity, as described below. If the IncomeFlex Target Benefits under your
Retirement Plans are funded by the same Contribution Source and have the same Statuses and elections, the guaranteed values under your Retirement Plans will be transferred and combined into a single contract under an IRA or Roth IRA, as applicable, as described in Example 1 below. For purposes of determining the transfer of guaranteed values from multiple
Retirement Plans to the Annuity or between the IRA and Roth IRA, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan and elected the Retirement Plan Spousal Benefit, the spousal benefit under each Retirement Plan
Spousal Benefit must cover the same spouse in order for the guaranteed values to transfer and combine under this
Annuity.
If your Statuses and elections are not the same between two or more Retirement Plans but are funded by the same
Contribution Source, you may roll over the guaranteed values associated with one Retirement Plan IncomeFlex Target
Benefit. The Contract Value of the assets remaining in the other Retirement Plan(s) may remain in the Retirement Plan with the associated guaranteed values applicable to that plan.
You may roll over funds and establish only one IRA and one Roth IRA funded by this Annuity. If you have more than two Retirement Plan IncomeFlex Target Benefits consisting of assets from different Contribution Sources (Non-Roth and
Roth Contributions), you will establish both an IRA and Roth IRA funded by this Annuity and may combine under the IRA and Roth IRA the guaranteed values associated with similar Contribution Sources if Retirement Plan IncomeFlex Target
Benefits have the same Statuses and elections, as described in Example 1 below.
The examples below describe how guaranteed values associated with multiple Retirement Plan IncomeFlex Target
Benefits may be transferred to this Annuity.
The Guaranteed Withdrawal Percentages used in the examples below are based upon your age or the age of the younger of you and your spouse, if you elect the Spousal Benefit as described in the chart below. Multiple benefits may be
26

combined and transferred to this Annuity but may only be used to establish one IRA and one Roth IRA funded by this
Annuity.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.75%	4.25%
65-69	5.50%	5.00%
70+	6.25%	5.75%
Example 1
–
Transferring Multiple Retirement Plan Benefits Rolling Over and Combining Retirement Plan
IncomeFlex Target Benefits into one Contract

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 65)	Yes (age 69)	Yes
Spousal Benefit Elected	Yes	Yes	Yes
Guaranteed Withdrawal %	5.00%	5.00%	5.00%
Contribution Source	Roth	Roth	Roth IRA
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$130,000
Annual Guaranteed Withdrawal Amount	$1,500	$5,000	$6,500
This example presumes that the Participant locked-in with the Spousal Benefit in both Retirement Plans and elected the same person as the spousal Beneficiary. In such instance you could elect to roll over your Retirement Plan Benefit or leave the assets and the associated guaranteed values in your Retirement Plan.
Example 2
–
Transferring Multiple Retirement Plan Benefits Rolling Over and Combining Separate
Retirement Plan IncomeFlex Target Benefits under Separate Contracts

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Retirement Plan III	Values Under this Annuity (from Ret. Plan I)	Values Under this Annuity (from Retirement Plan II & III)
Lock-In Date Elected	No	Yes (age 65)	Yes (age 69)	No	Yes
Spousal Benefit Elected		Yes	Yes		Yes
Guaranteed Withdrawal %		5.00%	5.00%		5.00%
Contribution Source	Non-Roth	Roth	Roth	IRA	Roth IRA
Contract Value	$25,000	$75,000	$30,000	$25,000	$105,000
Highest Birthday Value	$30,000			$30,000
Income Base	$30,000	$50,000	$50,000	$30,000	$100,000
Annual Guaranteed Withdrawal Amount		$2,500	$2,500		$5,000
You may only establish one IRA and one Roth IRA funded by this Annuity. Because the multiple benefits have different
Statuses, elections and Contribution Sources, the associated guaranteed values will be rolled over separately under an IRA and Roth IRA, respectively. (Multiple benefits could be combined under each Contract if the Statuses and elections within that Contribution Source were the same.) This example presumes that the Participant 1) locked-in with the Spousal
Benefit in both Retirement Plan II and III and identified the same person as the spousal Beneficiary under both; 2) elected to roll over and combine Retirement Plan IncomeFlex Target Benefits II and III; and 3) elected to roll over IncomeFlex
Target Benefit I into an IRA. In such instance you could elect to roll over Plan I to a traditional IRA and Plan II and Plan III would be combined into a Roth IRA, or you can leave the assets and the associated guaranteed values in your Retirement
Plans I, II and III.
27

ESTABLISHING A ROTH IRA; CONVERSIONS AND RECHARACTERIZATIONS
This Contract is designed to accept transfer of Retirement Plan IncomeFlex Target Benefit guaranteed values in connection with a direct rollover of assets invested in the Retirement Plan Active Eligible Investments to an IRA and/or
Roth IRA. You may only roll over assets invested in the Retirement Plan Active Eligible Investments funded by Non-Roth
Contributions and establish an IRA under this Annuity. You may only roll over assets funded with Roth Contributions under your Retirement Plan into a Roth IRA under this Annuity. If you transfer assets from your Retirement Plan to both an IRA and Roth IRA, the Retirement Plan guaranteed values will be divided and proportionally reduced between the IRA and
Roth IRA under this Annuity.
You may transfer funds from an IRA to a Roth IRA under this Annuity via a Conversion. Conversions and
Recharacterizations are defined by and permitted under the Code. The transfer of guaranteed values under this Annuity due to Conversions and Recharacterizations is subject to restrictions. If you transfer 100% of the Contract Value under your IRA or Roth IRA via a Conversion or Recharacterization and your Statuses and elections of the receiving IRA are the same, 100% of the guaranteed values would transfer to the receiving IRA or Roth IRA, as applicable. The Contract Value under the transferring contract is reduced to zero and all guarantees are cancelled. If you elected the Spousal Benefit, both the transferring and receiving IRAs must cover the same spouse in order for the guaranteed values to transfer.
If you elect to transfer less than 100% of the Contract Value under your IRA or Roth IRA via a Conversion or
Recharacterization, or your Statuses and elections of the receiving IRA are not the same, the transferring amount, including all applicable taxes, will be treated as a withdrawal and will reduce your Contract Value by the transferring amount.
The guaranteed values associated with the amount of Contract Value transferred will be cancelled under the transferring contract and your guarantees in that contract will be reduced proportionally; no guarantees will be transferred to the receiving contract.
WITHDRAWALS UNDER THE INCOMEFLEX TARGET BENEFIT
The IncomeFlex Target Benefit guarantees, provided certain conditions are met, your ability to withdraw from the
Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual
Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The IncomeFlex Target Benefit does not limit your ability to request withdrawals that exceed the Annual
Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the
Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal
Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals
–
Required Minimum
Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess
Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal
Amount will not offset the effect of an earlier Excess Withdrawal. Excess Withdrawals may adversely impact the benefits provided under this Contract and may result in a termination of benefits.
Examples
–
Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Income Base:	$200,000
Guaranteed Withdrawal Percentage:	5.00%
Annual Guaranteed Withdrawal Amount:	$10,000
28

Withdrawal Period:	May 5, 2022 through May 4, 2023
Contract Value prior to withdrawal on June 10, 2022 (date of first withdrawal)	$160,000
Contract Value prior to withdrawal on July 11, 2022 (date of second withdrawal)	$150,000
Example 1 - Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal
Amount)
If $9,000 is withdrawn on June 10, 2022, then the following values would result:
•
Contract Value immediately prior to withdrawal = $160,000
•
Contract Value after withdrawal = $160,000
–
$9,000 = $151,000
•
Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000
–
$9,000 =
$1,000
•
Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
•
Income Base remains $200,000
If an additional $1,000 is withdrawn on July 11, 2022, then the following values would result:
•
Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 10, 2022) =
$150,000
•
Contract Value after withdrawal = $150,000
–
$1,000 = $149,000
•
Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•
Income Base remains $200,000
Example 2 - An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 10, 2022, then the following values would result:
•
Contract Value = $160,000
–
$9,000 = $151,000
•
Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000
–
$9,000 =
$1,000
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•
Income Base remains $200,000
If an additional $11,000 is withdrawn on July 11, 2022, then the following values would result:
•
Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 10, 2022) =
$150,000
•
Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal
Amount) = $11,000
–
$1,000 = $10,000
•
Contract Value after guaranteed portion of withdrawal = $150,000
–
$1,000 = $149,000
•
Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
•
Amount of reduction to Income Base = Excess Withdrawal ÷ Contract Value before Excess Withdrawal ×
Income Base = ($10,000 ÷ $149,000) × $200,000 = $13,422.82
•
Income Base = $200,000
–
$13,422.82 = $186,577.18
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = 5% × new Income Base = 5% ×
$186,577.18 = $9,328.86
•
Contract Value immediately after the Excess Withdrawal = $149,000
–
$10,000 = $139,000
29

SURVIVING SPOUSE
–
DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT
ELECTION OF SPOUSAL BENEFIT
If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the IncomeFlex Target Benefit, to the extent permitted by the Code and your retirement plan, if your surviving spouse is your Beneficiary under the Contract and your retirement plan.
Continuation of the IncomeFlex Target Benefit under this Contract is subject to the following:
•
Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.
•
The birthday of your surviving spouse will be used to determine:
•
the Highest Birthday Values under this Contract;
•
the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;
•
the availability and amount of Step-Ups.
•
At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.
•
If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed
Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.
EXCESS WITHDRAWALS
–
REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as
Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a
“RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the
RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the IncomeFlex Target Benefit on the
RMD Calculation Date. Roth IRA Contract Owners are not subject to the required minimum distributions of the Code.
If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. For more information, see Section 9, “What
Are The Tax Considerations Associated With The Empower Retirement Security Annuity VII?” Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner.
If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual
Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the
Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD
Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example
–
Treatment of Withdrawals Related to Required Minimum Distributions

Income Base	$200,000
Guaranteed Withdrawal Percentage	5.00%
Withdrawal Period	May 5, 2022 through May 4, 2023
Contract Value on April 11, 2022	$160,000
Contract Value on May 5, 2022	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000 (for calendar year 2022)
RMD Value	$4,000 (for calendar year 2022)
30

Example 1 - Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the
RMD Value)
If $14,000 is withdrawn on April 11, 2022, then the following values would result:
•
$10,000 applied against the Remaining Guaranteed Withdrawal Amount (assumes that no Guaranteed
Withdrawals have been yet taken for the current Withdrawal Period)
•
$4,000 applied against the RMD Value
•
Contract Value = $160,000
–
$14,000 = $146,000
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 5, 2022, then the following values would result:
•
Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000
–
$10,000 = $0
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•
Contract Value = $146,000
–
$10,000 = $136,000
Example 2 - An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed
Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 11, 2022, then the following values would result:
•
$10,000 applied against the Remaining Guaranteed Withdrawal Amount (assumes that no Guaranteed
Withdrawals have been yet taken for the current Withdrawal Period)
•
$4,000 applied against the RMD Value
•
$6,000 counts as an Excess Withdrawal
•
Reduction to Income Base = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Income Base
= ($6,000 ÷ $146,000) × $200,000 = $8,219.18
•
Income Base = $200,000
–
$8,219.18 = $191,780.82
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = 5% × new Income Base = 5% ×
$191,780.82 = $9,589.04
•
Contract Value = $160,000
–
$20,000 = $140,000
INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT
–
STEP-UP
Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable
Investment Option. On each Birthday after Lock-In under this Annuity or following purchase of this Contract if you purchased this Contract after your Retirement Plan Lock-In Date, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up
Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional Annual Guaranteed Withdrawal Amount in the Withdrawal Period during which the increase occurs, but you are not required to do so. The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the IncomeFlex Target Benefit.
If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.
We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased IncomeFlex Target Benefit charge on the entire Contract
Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the IncomeFlex Target Benefit charge would be subject to the maximum charge
31

limit set forth in the “Fee Table.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.
Example
–
Step Up Calculation

Birthday	May 5
Annual Guaranteed Withdrawal Amount	$ 4,000
Contract Value as of May 5, 2022	$ 100,000
Guaranteed Withdrawal Percentage	5%
•
Step-Up Value = $100,000 × 5% = $5,000
•
Step-Up Value ˃ Annual Guaranteed Withdrawal Amount ($5,000 ˃ $4,000)
•
Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
OTHER IMPORTANT CONSIDERATIONS
•
If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.
•
Withdrawals made while the IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under a retirement account. The IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal.
If you surrender your Contract, you will receive the current Contract
Value, not the Income Base or Annual Guaranteed Withdrawal Amount.
•
The IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional Income Base. The IncomeFlex Target Benefit may not be
appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.
•
We impose a charge for the IncomeFlex Target Benefit, which you will begin paying as soon as you buy the
Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.
•
You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Target Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).
•
Note that withdrawals are taken from your own Contract Value
–
we are only required to start using our
own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal
Amount to zero).
TERMINATION OF THE INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD
If you terminate the IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
The IncomeFlex Target Benefit terminates:
•
upon an Excess Withdrawal that causes the Contract Value to be zero;
•
upon the transfer of 100% of the Contract Value from an IRA and/or Roth IRA (the guarantees will be transferred to the receiving Contract);
•
upon your surrender of the Contract;
•
upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
•
upon a change in ownership of the Contract that changes the tax identification number of the Contract
Owner other than in connection with a Spousal Benefit; or
32

•
upon your election to begin receiving Annuity Payments.
We cease imposing the charge for the IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may increase related charges for
Step-Up transactions at any time in the future.
Currently, if you terminate the IncomeFlex Target Benefit, you will not be permitted to re-elect or reinstate the benefit in this contract or in any other of our contracts.
SECTION 4: HOW CAN I PURCHASE THE EMPOWER
RETIREMENT SECURITY ANNUITY VII?
PURCHASE PAYMENTS
The Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum Purchase Payment is $20,000. If you elect a direct rollover of your Retirement Plan
IncomeFlex Target Benefit into both an IRA and a Roth IRA, the minimum Purchase Payment of $20,000 must be met for each. You must get our prior approval for any Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA or
Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA.
DISCONTINUANCE OF CONTRIBUTIONS
If allowed under applicable law, and with notice to you, we reserve the right in the future to cease permitting additional Purchase Payments. We will exercise the reservation of such right for all annuity purchasers in the same class in a non-discriminatory manner.
ALLOCATION OF PURCHASE PAYMENTS
When you purchase a Contract, we will allocate your Purchase Payment to the Variable Investment Option.
We will allocate your Purchase Payment to the Separate Account within two Business Days after we receive the
Purchase Payment in Good Order at the Empower Care Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two Business Days, but not to exceed five
Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within five Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two Business Days. With respect to your Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.
An additional Purchase Payment will be priced as of the Business Day we receive the Purchase Payment in Good
Order at the Empower Care Center.
At our discretion, we may give Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Empower Care Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer.
33

CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment
Option. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation
Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Option. We do this by:
1)
Adding up the total amount of money allocated to a specific investment option;
2)
Subtracting from that amount, insurance charges and any other applicable charges such as for taxes; and
3)
Dividing this amount by the number of outstanding Accumulation Units.
When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation
Units of the Sub-account for the investment options you choose. The number of Accumulation Units credited to your
Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the
Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then credit your Contract.
When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total
Purchase Payments.
SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED
WITH THE EMPOWER RETIREMENT SECURITY
ANNUITY VII?
There are charges and other expenses associated with the Contract that reduce the return on your investment.
These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
34

ADMINISTRATIVE EXPENSE
We have the right to deduct an administrative expense to cover certain administrative costs, like the cost of printing and mailing your certificate to you and other administrative expenses. We may impose a fee of up to $150 per year for administrative expenses. The current administrative expense is zero. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. The fee will be deducted from the Contract's
Variable Investment Option, and if the Contract offers more than one option, then proportionately from each option.
The current administrative expense equals, on an annual basis, the following:

	Current	Maximum
Administrative Expense	$0	$150
BASE CONTRACT EXPENSE
In addition to the current administrative expense, each day we make a deduction for the charges associated with the
Base Contract Expense. The Base Contract Expense is comprised of two parts: the IncomeFlex Target Benefit (1.20%
Current and 1.50% Maximum) and the mortality and expense fee (0.00% Current and 1.75% Maximum).
The mortality and expense fee covers our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
The IncomeFlex Target Benefit charge compensates us for the risk associated with our promise to pay lifetime income benefits, under the conditions described in this prospectus, even if your Accumulation Unit Value is reduced to zero.
The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of the daily Contract
Value:

	Current	Maximum
IncomeFlex Target Benefit (also referred to as the Base Contract Expense)	1.20%	1.50%
While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so. We will give you written notice before increasing this charge.
Any increase in these IncomeFlex Target Benefit charges would apply only to Step-Up transactions after the effective date of the increase. Please see “Increase Of Income Base and Annual Guaranteed Withdrawal Amount
–
Step-Up” in
Section 3, “What Are The Benefits Available Under The Contract?”
If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.
SURRENDER CHARGE
There are no surrender charges in this product.
35

TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.
TRANSFER FEE
You can make up to 12 free transfers every Contract year. We measure a Contract year from the date we issue your
Contract (Contract Date). If you make more than 12 transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product.
While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the
Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the Vanguard Balanced Index Fund is 0.06% annually. For additional information about fund fees, please consult the fund prospectus.
SECTION 6: HOW CAN I ACCESS MY MONEY?
You can access your money by:
•
Making a withdrawal (either partial or complete); or
•
Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 8, “What
Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the
Empower Care Center. All withdrawals, including ones made after you have locked in your IncomeFlex Target Benefit reduce your Contract Value. For information on how withdrawals impact your IncomeFlex Target Benefit, please see
Section 3, “What Are The Benefits Available Under The Contract?”
36

Participants may effect withdrawal requests through Empower's website, www.empower.com. In addition,
Participants may make withdrawal requests toll-free at (855) 756-4738 during our normal business hours, 8:00 a.m. to
9:00 p.m. Eastern Time, Monday through Friday, excluding holidays and days on which the New York Stock Exchange or
Empower is closed for business (including emergency closings).
Participants may also complete a paper form to provide to Empower when requesting a distribution or loan, should the plan allow. Participants can obtain the paper form by calling (855) 756-4738. Participants can then send the completed form to the following address, or fax it to (866) 633-5212: 8515 East Orchard Road, Greenwood Village, Colorado 80111.
All requests will be processed on the Business Day they are received in Good Order.
The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The
Empower Retirement Security Annuity VII?”
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the
Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower
Retirement Security Annuity VII?”
SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
•
The New York Stock Exchange is closed (other than customary weekend and holiday closings);
•
Trading on the New York Stock Exchange is restricted;
•
An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
•
The SEC, by order, permits suspension or postponement of payments for the protection of Owners.
SECTION 7: WHAT INVESTMENT OPTION CAN I
CHOOSE?
The Contract provides you with one Variable Investment Option into which you may allocate your Purchase
Payments. The Variable Investment Option invests in the Vanguard Balanced Index Fund, which is a series of the Vanguard
Valley Forge Funds mutual fund. The current prospectus for the Vanguard Balanced Index Fund, available under your
Contract, contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the current prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectus please call (855) 756-4738 or write us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado
80111.
37

We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to a Variable Investment Option.
VARIABLE INVESTMENT OPTION
The Variable Investment Option is a Sub-account that invests exclusively in a single portfolio. Please refer to
“Appendix A: Portfolio Available Under The Contract” later in this prospectus for certain information regarding the portfolio, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, (iii) its investment adviser and any sub-adviser, (iv) current expenses and
(v) performance. There is no guarantee that any portfolio will meet its investment objective. The portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectus for the portfolio can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado 80111. You
can also request this information at no cost by calling (855) 756-4738.
The Vanguard Balanced Index Fund is managed by The Vanguard Group, Inc.
The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through Empower or your plan, rather than to information that may be available through alternate sources.
PAYMENTS MADE TO EMPOWER
In general, Empower may enter into agreements with the underlying portfolios and/or investment advisers to underlying portfolios that are offered through its variable annuity contracts. Empower may provide administrative and support services to such portfolios pursuant to the terms of these agreements and under which it may receive a fee, as compensation for providing those services. Empower has not entered into such an agreement and accordingly does not receive such a payment from the underlying portfolio and/or investment adviser to the underlying portfolio under this
Contract.
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options.
The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation.
TRANSFERS AMONG OPTIONS
Although there is only one Variable Investment Option available in Empower Retirement Security Annuity VII, we reserve the right to assess the below limitations as well as charge a transfer fee if we add another Variable Investment
Option in the future. If we add another Variable Investment Option, all transfers are subject to the terms and conditions set forth in this prospectus and the prospectus for the underlying portfolio. A transfer of this nature is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.
In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the
Empower Care Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests
38

that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
During the Contract Accumulation Phase, you can make up to 12 transfers each Contract year without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same
Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
While we presently offer only one investment option under the Contract, we may offer additional investment options in the future. If more than one investment option is available, we may allow the transfer of sums between or among them. The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30 day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading,” we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define
it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of Empower to monitor for frequent trading is limited for Contracts under which Empower does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to
Empower only aggregate orders combining the transactions of many Participants. Therefore, Empower may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
•
Warning
. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you.
•
Restriction.
A second incidence of activity meeting the market timing criteria within a six month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, Empower will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades.
The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six month period immediately following the initial restriction.
•
Action by an Underlying Fund
. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and
(2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific
Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right
39

to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment
Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the
Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your
Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-account of the Separate Account are invested in shares of the corresponding portfolio. Empower is the legal owner of those shares. As such, Empower has the right to vote on any matter voted on at any shareholders meetings of the portfolio. However, as required by law, Empower votes the shares of the portfolio at any regular and special shareholders meetings the portfolio is required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the person for whom the IRA was established.
The fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Empower, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund portfolio held within the
Separate Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Empower to vote shares of the portfolio in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolio. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolio will vote separately on the matter, as required by applicable securities laws.
The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is
40

determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Empower may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of the fund’s portfolio, or to approve or disapprove an investment advisory contract for a portfolio. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute the underlying mutual fund or portfolio used by the Variable Investment Option. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the
Vanguard Balanced Index Fund. You will be given specific notice in advance of any substitution we intend to make. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-accounts of the EAIC Variable Contract Account A. We will also send annual and semi-annual reports for the applicable underlying portfolio.
SECTION 8: WHAT KIND OF PAYMENTS WILL I RECEIVE
DURING THE ANNUITY PHASE? (ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity
Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments.
During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract. We reserve the right to change the following annuity options in the future.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE
INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED
WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN
ANNUITY OPTION. PLEASE SEE SECTION 3, “WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?”
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The Annuity Payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Annuity With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the
Annuitant is alive. If the Annuitant dies before we have made 10 years’ worth of payments, we will continue to pay the
Beneficiary the remaining payments of the 10 year period.
41

Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
TAX CONSIDERATIONS
Your Contract will be held in a custodial account established as an IRA or Roth IRA. You should consider the required minimum distribution provisions of the Code when selecting your Annuity Option. Roth IRAs are not subject to the required minimum distributions of the Code during the owner’s lifetime.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.
Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit:
•
2% Interest
•
8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
•
1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.
SECTION 9: WHAT ARE THE TAX CONSIDERATIONS
ASSOCIATED WITH THE EMPOWER RETIREMENT
SECURITY ANNUITY VII?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws).
It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a
42

qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax qualified plans.
This Contract may be purchased by custodial IRAs and Roth IRAs, which can hold other permissible assets other than the Contract. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.
The tax advantages available with this Contract may exist solely from its purchase through retirement accounts or accounts qualifying for federal tax benefits under section 408(a) and 408A of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement accounts, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified account.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored Retirement Plans.
Currently, the Contract may be purchased for use in connection with IRAs, which are subject to Section 408(a) and
408A of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the
Contract must be issued to a custodial account established as an IRA or Roth IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.
IRAs
. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and
Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,”
containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a
“revocation period” of seven days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the
Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Empower Retirement Security Annuity VII?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.
Roth IRAs
. When you purchase this Contract for use with a Roth IRA, we will provide you with a copy of the prospectus and Contract. If the Roth IRA is being established at the same time you purchase this Contract, a “Roth IRA
Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other Roth IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the
Code requires that you have a “revocation period” of seven days following receipt of the Roth IRA Disclosure Statement to cancel the Roth IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase
Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Empower Retirement Security
Annuity VII?” Please note this does not apply if you are not establishing a Roth IRA at the same time you purchase the
Contract.
Contribution Limits/Rollovers
. Because of the way the Contract is designed, you may only purchase a Contract for an
IRA and/or Roth IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). You must make a minimum initial payment of $20,000 to purchase a Contract in connection with an IRA or
Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA or Roth IRA. For 2024 the limit for an IRA is $7,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional
$1,000 contribution each year. Contribution limits for a Roth IRA are established as the same annual contribution limits
43

reduced by any amounts you have contributed to an IRA for the contribution year. While contributions to an IRA may be deductible, subject to income limits, contributions to a Roth IRA cannot be deducted from your gross income.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “rollover” certain distributions from tax favored Retirement Plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to rollover the outstanding loan amount to an IRA or qualified employer plan. Once you buy the Contract, you can make regular IRA contributions (or Roth IRA contributions for a custodial Roth IRA) under the Contract (to the extent permitted by law and the Contract). An individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a), 403(b) or 457 (governmental) of the Code can directly rollover contributions to a Roth IRA.
This conversion triggers current taxation (but is not subject to a 10% additional tax for early distribution). Once an
Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may rollover the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA.
Non-spouse beneficiaries can also rollover distributions from a tax favored Retirement Plan into an inherited IRA.
Currently this Contract is not available to fund inherited IRAs or Roth IRAs. Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly rollover contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse beneficiaries cannot
“rollover” benefits from a traditional IRA to a Roth IRA. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this
12 month rule.
Late Rollover Self-Certification.
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
Distributions.
Usually, the full amount of any distribution from an IRA (including a distribution from this Contract)
which is not a rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•
A 10% early withdrawal additional tax;
•
Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•
Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a
Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs and Roth IRAs, which is the responsibility of the Owner.
For Roth IRAs, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% early withdrawal additional tax. Distributions of amounts converted to a Roth IRA within five years of the conversion are also subject to the 10% additional tax, even though income tax is not due at the time of the distribution.
The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made
(a) after the owner of the Roth IRA attains age 59
 1
∕
2
; (b) after the owner’s death; (c) due to the owner’s disability; or
(d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional
IRA to a Roth IRA.
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REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under an IRA (or other tax favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) and must be made for each year thereafter. Roth IRAs are not subject to these required minimum distribution rules during the Owner’s lifetime. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us within a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the net actuarial present value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the IncomeFlex Target Benefit.
You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
CHARITABLE IRA DISTRIBUTIONS
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to
$100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A one-time election of up to $50,000 for qualified charitable distributions to certain split-interest entities is also permitted. These amounts will be indexed for inflation for taxable years beginning after 2023. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70
 1
∕
2
.
Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70
 1
∕
2
; over (2) the total amount of reductions
for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For an employee, IRA owner, or beneficiary who died prior to January 1, 2020, please consult your tax adviser regarding the applicable post-death distribution requirements.
This information provided below applies to an employee, IRA owner, or beneficiary who died after January 1, 2020.
In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
45

•
Deaths before your required beginning date
. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the
EDB's remaining life expectancy after the EDB's death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB's death. Special rules apply to minors and
Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal
Continuation” below.
•
Death on or after your required beginning date
. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
•
Annuity payments
. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than
10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Empower) in order to comply with the post-death distribution requirements.
•
Other rules
. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax adviser about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to
2020.
•
Spousal continuation
. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own
IRA, subject to the new rules under the regulations.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements in the future. We reserve the right to make changes in order to comply with the proposed regulations, or once final regulations are published. Any such
46

changes will apply uniformly to affected owners or Beneficiaries and will be made with such notice to affected Owners or
Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.
You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
ADDITIONAL TAX FOR EARLY DISTRIBUTIONS
You may owe a 10% additional tax on the taxable part of distributions received from an IRA or Roth IRA.
Amounts are not subject to this additional tax if:
•
the amount is paid on or after you reach age 59
 1
∕
2
or die;
•
generally the amount received is attributable to your becoming disabled; or
•
the amount paid or received is in the form of substantially equal payments not less frequently than annually
(Please note that substantially equal payments must continue until the later of reaching age 59
 1
∕
2
or five years.
Modification of payments or additional contributions to the Annuity during that time period will generally result in retroactive application of the 10% additional tax).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•
For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules.
•
For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a
U.S. person (which includes a resident alien) and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
47

Repayments of Coronavirus Related Distributions:
Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before
December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution.
Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions. The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an
IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of
$100,000.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other
“parties in interest” with respect to a plan (and, for purposes of the Code, an IRA and Roth IRA would also constitute a
“plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract.
Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the
Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 5, “What
Are The Expenses Associated With The Empower Retirement Security Annuity VII?”
Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax adviser if you have any additional questions.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or a 401(a)
qualified retirement plan to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the
Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
48

SECTION 10: OTHER INFORMATION
SALE AND DISTRIBUTION OF THE CONTRACT
Effective March 15, 2024 Empower Financial Services, Inc. (“EFSI”) is the distributor and principal underwriter of the securities offered through this prospectus. EFSI was organized in 1984 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory
Authority (FINRA). EFSI’s principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.
The Contract is offered on a continuous basis. EFSI may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration
(firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, EFSI may offer the Contract directly to potential purchasers.
Prior to March 15, 2024, Prudential Investment Management Services LLC (PIMS), an indirect, wholly-owned subsidiary of Prudential Financial Inc., was the distributor and principal underwriter of the securities offered through this prospectus,
PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Exchange Act, and is a member of FINRA. PIMS’ principal business address is 655 Broad Street, 19 th
Floor, Newark, New Jersey 07102.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the
Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of Empower and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including EFSI, may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/ or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to EFSI. A list of firms that EFSI paid pursuant to such arrangements, if any, is provided in the SAI which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or EFSI and will not result in any additional charge to you not described in this prospectus.
Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total
Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Empower business units.
49

FINANCIAL STATEMENTS
The financial statements of Empower and the Separate Account are included in the SAI. For a free copy of the SAI, contact the Empower Care Center by calling (855) 756-4738, or writing to Empower Care Center, 8515 East Orchard
Road, Greenwood Village, Colorado 80111.
LEGAL PROCEEDINGS
Empower is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. Empower may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Empower may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Empower, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Empower’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Empower's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Empower’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Empower’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Empower’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of EFSI to perform its contract with the
Separate Account; or Empower’s ability to meet its obligations under the Contracts.
ASSIGNMENT
This Contract must be used to fund an IRA, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.
ADDITIONAL INFORMATION
Empower has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement.
Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The SAI is available from Empower without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
HOW TO CONTACT US
You can contact the Empower Care Center by:
•
calling (855) 756-4738 during our normal business hours, Monday - Friday between 7 a.m. – 9 p.m. Central
Time, and Saturdays between 8 a.m. – 4:30 p.m. Central time, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.
•
writing to us via regular or express mail at 8515 East Orchard Road, Greenwood Village, Colorado 80111.
NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
•
accessing information via internet website at www.empower.com.
50

You can obtain account information by calling our automated response system and at www.empower.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a
Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Empower does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times.
Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Empower reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.
51

APPENDIX A: PORTFOLIO AVAILABLE UNDER THE
CONTRACT
The following is the portfolio available under the Contract. More information about the portfolio is available in the prospectuses for the portfolios, which may be amended from time to time. The prospectus for the portfolio can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado 80111. You
can also request this information at no cost by calling (855) 756-4738.
The current expenses and performance information below reflects fee and expenses of th
e
portfo
lio,
but do not
reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The portfolio's past performance is not necessarily an indication of future performance.

PORTFOLIO TYPE/INVESTMENT OBJECTIVE	PORTFOLIO NAME AND ADVISER/SUBADVISER	CURRENT EXPENSES	A VERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEARS	10 YEARS
Moderate Allocation With 60% of its assets, the fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the fund seeks to track the performance of a broad, market- weighted bond index	Vanguard Balanced Index Fund (Institutional Shares) Adviser: The Vanguard Group, Inc.	0.06%	17.58%	9.62%	7.74%
APP A-1

Empower Care Center

8515 East Orchard Road

Greenwood Village, Colorado 80111
This prospectus describes the important features of the Contract and provides information about Empower Annuity
Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the EAIC Variable Contract Account A (the
“Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional
Information (“SAI”) that includes additional information about the Contract, Empower and the Separate Account. The
SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call (855) 756-4738.
We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC's website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
Ed. 05-2024
SS-IFX-VII-PROSP
EDGAR CONTRACT IDENTIFIER: C000219213
NOT01PRSA7

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EMPOWER RETIREMENT SECURITY ANNUITY IX

PROSPECTUS: MAY 1, 2024
This prospectus describes the Empower Retirement Security Annuity IX, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the EAIC Variable Contract Account A. Depending on the state you live in, the Contract may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person to whom the certificate is issued. Your rights and benefits do not vary based on the form of the Contract; in other words, your rights do not vary whether you have an individual annuity contract or a certificate under a group annuity. The Contract or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
The Contract is sold by Empower exclusively to fund Individual Retirement Accounts within the meaning of Section 408(a) (“IRA”) and Section 408A (“Roth IRA”) of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of individuals electing a direct rollover from Retirement Plans funded with a Empower group annuity that provides for the transfer to this Contract of the IncomeFlex Target guaranteed minimum withdrawal benefit the Participant has under the Retirement Plan. We may require the custodian of the IRA(s) be our designated affiliate. If you transfer assets to both an IRA and Roth IRA under this Contract, your Retirement Plan guaranteed values will be divided and proportionally reduced among the IRA and Roth IRA. You will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately. If you have more than one Retirement Plan IncomeFlex Target Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Target Benefits.
If you are a new investor in the Contract, you may cancel your Contract within 10 days (or longer in some states) of receiving it without paying fees or penalties. Upon cancellation, you will receive either a full refund of your Purchase Payments or your total Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Contract and what you should consider before purchasing it.
Please read this prospectus before purchasing the Contract and keep it for future reference. The current prospectuses for the underlying mutual fund portfolios contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
In compliance with United States law, Empower will deliver this prospectus to Contract Owners that currently reside outside the United States.
THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
FOR FURTHER INFORMATION CALL (855) 756-4738 OR VISIT: WWW.EMPOWER.COM
Prospectus Dated: May 1, 2024
Statement of Additional Information Dated: May 1, 2024

Table of Contents

Page	Section

4	GLOSSARY

8	IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

11	OVERVIEW OF THE CONTRACT

13	FEE TABLE

15	SECTION 1: WHAT IS THE EMPOWER RETIREMENT SECURITY ANNUITY IX?

16	SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

17	SECTION 2: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE CONTRACT?

19	SECTION 3: WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?

19	BENEFITS AVAILABLE UNDER THE CONTRACT

19	CALCULATION OF THE DEATH BENEFIT

19	PAYOUT OPTIONS

21	BENEFICIARY

21	INCOMEFLEX TARGET BENEFIT

22	TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES

22	HIGHEST BIRTHDAY VALUE

23	INCOME BASE

25	ANNUAL GUARANTEED WITHDRAWAL AMOUNT

26	LOCK-IN DATE ELECTED IN RETIREMENT PLAN

27	LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN

28	SPOUSAL BENEFIT

29	MULTIPLE RETIREMENT PLANS - TRANSFER OF GUARANTEED VALUES

31	ESTABLISHING AN IRA

32	WITHDRAWALS UNDER THE INCOMEFLEX TARGET BENEFIT

34	SURVIVING SPOUSE - DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT

34	EXCESS WITHDRAWALS - REQUIRED MINIMUM DISTRIBUTIONS

35	INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT - STEP-UP

36	OTHER IMPORTANT CONSIDERATIONS

36	TERMINATION OF THE INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD

37	SECTION 4: HOW CAN I PURCHASE THE EMPOWER RETIREMENT SECURITY ANNUITY IX?

37	PURCHASE PAYMENTS

37	DISCONTINUANCE OF CONTRIBUTIONS

37	ALLOCATION OF PURCHASE PAYMENTS

37	CALCULATING CONTRACT VALUE

39	SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY IX?

39	CHARGES IN GENERAL

39	ADMINISTRATIVE EXPENSE

39	BASE CONTRACT EXPENSE

40	SURRENDER CHARGE

40	TAXES ATTRIBUTABLE TO PREMIUM

40	TRANSFER FEE

40	COMPANY TAXES

40	UNDERLYING MUTUAL FUND FEES

Page	Section

41	SECTION 6: HOW CAN I ACCESS MY MONEY?

41	WITHDRAWALS DURING THE ACCUMULATION PHASE

41	AUTOMATED WITHDRAWALS

41	SUSPENSION OF PAYMENTS OR TRANSFERS

42	SECTION 7: WHAT INVESTMENT OPTIONS CAN I CHOOSE?

42	VARIABLE INVESTMENT OPTIONS

42	PAYMENTS MADE TO EMPOWER

42	TRANSFERS AMONG OPTIONS

43	REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

44	SCHEDULED TRANSACTIONS

44	VOTING RIGHTS

44	SUBSTITUTION

45	REPORTS TO YOU

46	SECTION 8: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)

46	PAYMENT PROVISIONS

46	TAX CONSIDERATIONS

46	HOW WE DETERMINE ANNUITY PAYMENTS

48	SECTION 9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY IX?

48	CONTRACTS HELD BY TAX FAVORED PLANS

50	REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION

50	CHARITABLE IRA DISTRIBUTIONS

50	REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS

52	ADDITIONAL TAX FOR EARLY DISTRIBUTIONS

52	WITHHOLDING

52	CARES ACT IMPACTS

52	ERISA DISCLOSURE/REQUIREMENTS

53	ADDITIONAL CONSIDERATIONS

54	SECTION 10: OTHER INFORMATION

54	SALE AND DISTRIBUTION OF THE CONTRACT

55	FINANCIAL STATEMENTS

55	LEGAL PROCEEDINGS

55	ASSIGNMENT

55	ADDITIONAL INFORMATION

55	HOW TO CONTACT US

APP A-1	APPENDIX A: PORTFOLIO AVAILABLE UNDER THE CONTRACT

GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary of terms. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Phase
: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value
: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as the Base Contract Expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Annual Guaranteed Withdrawal Amount
: Under the terms of the IncomeFlex Target Benefit, an amount that you may withdraw each Withdrawal Period as long as you live (if the optional Spousal Benefit is elected, then until the last to die of the Participant and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan, the initial Annual Guaranteed Withdrawal Amount for this Annuity will be the Retirement Plan Annual Guaranteed Withdrawal Amount. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.
Annuitant
: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date
: The date you elect to begin Annuity Payments (annuitization).
Annuity Option
: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
Annuity Payment
: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The IncomeFlex Target Benefit” in Section 3, “What Are The Benefits Available Under The Contract?”
Annuity Phase
: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Base Contract Expense:
The Base Contract Expense, also referred to as the Base Contract fee in certain parts of this prospectus, is comprised of two parts: the IncomeFlex Target Benefit and the mortality and expense fee.
Beneficiary
: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday
: Each anniversary of the Participant’s date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of the Participant’s date of birth.
Business Day
: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early.
Code
: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contract Date
: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Empower Care Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.
Contract Owner, Owner or You
: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.

Contract Value
: The total value of your Contract, equal to the sum of the value of your investment in the investment option. Your Contract Value will go up or down based on the performance of the investment option, as well as contributions or withdrawals to the investment option. This applies in both the Accumulation Phase and Withdrawal Period.
Contribution Source
: Refers to whether assets are Roth or Non-Roth Contributions.
Death Benefit
: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 3, “What Are The Benefits Available Under The Contract?”
Empower Care Center
: Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. The phone number is (855) 756-4738. Empower’s website is www.empower.com.
Excess Withdrawal
: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 3, “What Are The Benefits Available Under The Contract?”
Good Order
: Sufficiently clear instruction received by the Empower Care Center (or via the appropriate Empower address, telephone number, fax number or website if the item is a type we accept by those means) on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage
: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Percentage applied at the Lock-In Date is used for purposes of determining your Status when transferring funds among the IRA and Roth IRA. See Section 3, “What Are The Benefits Available Under The Contract?”
Highest Birthday Value
: For purposes of determining the Income Base, the initial Highest Birthday Value is the adjusted Retirement Plan Highest Birthday Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 3, “What Are The Benefits Available Under The Contract?”
Income Base
: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Income Base is equal to the greater of: (a) the Highest Birthday Value or (b) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Excess Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.
IncomeFlex Target Benefit
: A standard feature of the Contract that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment option.
Individual Retirement Account (“IRA”)
: A tax qualified individual retirement account within the meaning of Section 408(a) of the Code, which is invested in the Variable Investment Option used to provide our guarantees under this Contract. Such IRA is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. We may require that the custodian of the IRA funded by the Annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.
Lock-In Date
: The date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock- In Date for the Spousal Benefit).
Non-Roth Contributions
: Pre-tax and post-tax deferrals and contributions made under your Retirement Plan, other than Roth Contributions.

Participant
: A Participant in a Retirement Plan with the IncomeFlex Target Benefit who has or had a Retirement Plan Withdrawal Benefit that is transferred to this Annuity pursuant to a contractual conversion privilege. Participant does not include a spouse eligible for a Retirement Plan Spousal Benefit.
Purchase Payment
: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. We reserve the right to prohibit additional Purchase Payments in the future with notice to you.
Retirement Plan
: An employment based Retirement Plan funded with a Empower group annuity that permits the Participant or his or her spouse to transfer to this Contract the Retirement Plan IncomeFlex Target Benefit.
Retirement Plan Active Eligible Investments
: The investments required to be used in order to receive guarantees under the Retirement Plan IncomeFlex Target Benefit. Retirement Plan Active Eligible Investments includes investments funded with Roth Contribution and Non-Roth Contribution sources.
Retirement Plan Annual Guaranteed Withdrawal Amount
: Your Annual Guaranteed Withdrawal Amount as determined under the Retirement Plan IncomeFlex Target Benefit.
Retirement Plan Guaranteed Withdrawal Percentage
: The percentage of the Retirement Plan Income Base used to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage. The Retirement Plan Guaranteed Withdrawal Percentage applied on the Retirement Plan Lock-In Date is used for purposes of determining your Status when transferring and combining multiple Retirement Plan IncomeFlex Target Benefits. See “Multiple Retirement Plans—Transfer of Guaranteed Values” in Section 3, “What Are The Benefits Available Under The Contract?”
Retirement Plan Highest Birthday Value
: The Highest Birthday Value as determined under the Retirement Plan IncomeFlex Target Benefit.
Retirement Plan Lock-In Date
: The guaranteed withdrawal lock-in date, determined under the Retirement Plan IncomeFlex Target Benefit.
Retirement Plan Income Base
: The Income Base as determined under the Retirement Plan IncomeFlex Target Benefit.
Retirement Plan IncomeFlex Target Benefit
: The IncomeFlex Target guaranteed withdrawal benefit as offered through a Retirement Plan.
Retirement Plan Spousal Benefit
: The Participant’s “spousal benefit” as determined under the Retirement Plan IncomeFlex Target Benefit.
Roth Contribution
: After-tax Roth deferrals and contributions made under your Retirement Plan.
Roth Individual Retirement Account (“Roth IRA”)
: A tax qualified retirement investment under Section 408A of the Code, as amended, which is invested in the Variable Investment Option used to provide our guarantees under this Annuity. Such contract is subject to eligibility requirements, contribution limits and other tax particulars as specified in the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for a Roth IRA, the Contract must be issued to a custodial account established as a Roth IRA. Conversion from IRA to Roth IRA is not allowed under this Contract.
Separate Account
: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called the EAIC Variable Contract Account A. The Separate Account is set apart from all of the general assets of Empower.
Spousal Benefit
: An optional version of the IncomeFlex Target Benefit which, if elected and certain conditions are satisfied, extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.
Status
: For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to this Annuity or between the IRA and Roth IRA, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract.

Step-Up Amount
: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step- Up Date.
Step-Up Date
: After the Lock-In Date, the Business Day that immediately precedes your Birthday.
Sub-account
: A Variable Investment Option offered under EAIC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract.
You should be aware that the only way to receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an IRA or Roth IRA), which provides Tax Deferral regardless of whether it invests in annuity contracts.
See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?”
Variable Investment Option
: Currently we only offer one Variable Investment Option under the Contract. We may add additional Variable Investment Options or cease to allow new investments in the underlying mutual fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract. When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Empower that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period
: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES

Charges for Early Withdrawals	There are no fees for early withdrawals and you are not prohibited from making early withdrawals.

Transaction Charges
Charges may be applied to a transaction if state or local premium taxes are assessed. We do not currently charge, nor will we charge in the future, a transfer fee.

For more information about transaction charges, please refer to
Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity IX?”
later in this prospectus.

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum

	Base Contract 1	0.95%	1.50%
	Investment Options (Portfolio Fees and Expenses)	0.13%	0.13%
	Optional Benefits For An Additional Charge 2	None	None
	1 The Base Contract fee includes the fee for the IncomeFlex Target Benefit and the mortality and expense fee.
	2 The Optional Benefit is the Optional Spousal Benefit.

	For more information about the IncomeFlex Target Benefit and the Optional Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.

Lowest Annual Cost $1,006	Highest Annual Cost $1,482
Assumes:	Assumes:

• Investment of $100,000	• Investment of $100,000

• 5% annual appreciation	• 5% annual appreciation

• Least expensive combination of Base Contract fee and portfolio fees and expenses	• Most expensive combination of Base Contract fee and portfolio fees and expenses

• No sales charges	• No sales charges

• No additional purchase payments, transfers or withdrawals	• No additional purchase payments, transfers or withdrawals

For more information about ongoing fees and expenses, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity IX?” later in this prospectus.

RISKS

Risk of Loss
The Contract is subject to the risk of loss. You could lose some or all of your Contract Value.

For more information about the risk of loss, please refer to
Section 2, “What Are The Principal Risks Of Investing In The Contract?”
later in this prospectus.

Not a Short-Term Investment
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

For more information about the risk profile of the Contract, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.

For more information about the risks associated with the investment options, please refer to
Section 2, “What Are The Principal Risks Of Investing In The Contract?”
later in this prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Empower Annuity Insurance Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Empower Annuity Insurance Company. More information about Empower Annuity Insurance Company is available upon request. Such requests can be made toll-free at (855) 756-4738.

For more information about insurance company risks, please refer to
Section 2, “What Are The Principal Risks Of Investing In The Contract?”
later in this prospectus.

RESTRICTIONS

Investment Options
Currently we only offer one Variable Investment Option under the Contract. We may add additional Variable Investment Options or cease to allow new investments in the underlying mutual fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract. You will be given specific notice in advance of any substitution we intend to make.

To the extent that we add additional Variable Investment Options, you are allowed to transfer between the Variable Investment Options so long as we have not ceased to allow new investments in the underlying mutual fund or portfolio. We do not currently charge, nor will we charge in the future, a transfer fee.

For more information about investment and transfer restrictions, please refer to
Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity IX?”
later in this prospectus.

Optional Benefits
This Contract provides a standard guaranteed income benefit at a cost deducted from your Contract Value with an optional Spousal Benefit. You should know that:

•   Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.

•   Once you “lock in” your IncomeFlex Target Benefit and elect the Spousal Benefit, your choice is irrevocable. While there is no additional charge for optional Spousal Benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.

For more information about the IncomeFlex Target Benefit and the Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

TAXES

Tax Implications	You should consult a qualified tax adviser to determine the tax implications of an investment in and payments received under the Contract. Generally, withdrawals (either as a lump sum or as regular payments) are taxed as ordinary income, and may be subject to tax penalties. Depending on your plan type you, you may be charged different fees for early withdrawals or be prohibited from making early withdrawals. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description.

You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59
1
⁄
2
, you also may be subject to a 10% additional tax.

You should consult with your tax adviser for more specific information about the tax treatment of your plan withdrawals.

For more information about tax implications, please refer to
Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?”
later in this prospectus.

CONFLICTS OF INTEREST

Investment Professional Compensation
While we generally do not pay commissions for the sales of the Contract, some investment professionals may receive compensation for selling the Contract to investors under legacy distribution agreements with the Company. Such compensation (commissions, overrides, and expense reimbursement allowances) may continue to be paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms) under these legacy agreements for past sales. Additionally, should an investment professional voluntarily approach the Company with a prospect, the Company would be obligated to pay a commission under these legacy agreements. These investment professionals may have an incentive to sell you one product over another because some products pay higher commissions than others. The investment professional will receive all or a portion of the compensation, depending on the practice of the firm.

For more information about compensation, please refer to
Section 10, “Other Information”
later in this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract.

For more information about exchanges, please refer to
Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?”
later in this prospectus.

OVERVIEW OF THE CONTRACT
The Empower Retirement Security Annuity IX is a variable annuity contract issued by Empower. We only offer the Contract as a rollover option to Participants who have a IncomeFlex Target Benefit in connection with a Retirement Plan. The Contract is between you, the Owner, and us, the insurance company. The Contract allows you to invest assets contributed to a custodial IRA or custodial Roth IRA in the Contract, which provides one Variable Investment Option, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes. This Contract is specifically designed for those concerned they may outlive their retirement income and it is priced accordingly. If you have short term investment needs that you expect this annuity to support, this product is not for you. If you are not concerned you may outlive your savings, you may want to consider if this product suits your needs solely based on its other investment and insurance feature.
The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, if you have purchased this Annuity through an IRA, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the IncomeFlex Target Benefit. If you purchased this Annuity through a Roth IRA, any earnings grow on a tax deferred basis. Qualified distributions are generally federal income tax free (state treatment may vary). A distribution is a qualified distribution if it occurs after five tax years after contributing to a Roth IRA and the owner is either age 59
1
/
2
, dies, is disabled or is a first time home buyer ($10,000 lifetime limit). For distributions that are not qualified distributions, amounts are generally taxed as income only when you make withdrawals of earnings, including withdrawals under the IncomeFlex Target Benefit, and a 10% additional tax may apply. The Annuity Phase starts if you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life with period certain. You are not required to annuitize your Contract. However, once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Once you have annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:

∎	Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead you will be paid a stream of annuity payments.

∎	You generally cannot change the payment stream you chose once it has begun.

∎	Both the IncomeFlex Target Benefit and the Death Benefit terminate upon annuitization.
Note that during the Accumulation Phase, the IncomeFlex Target Benefit (discussed in Section 3, “What Are The Benefits Available Under The Contract?”) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
You can invest your money in the Variable Investment Option available under the Contract, which offer the opportunity for a favorable return that can increase your Contract Value. However, favorable returns are NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease. Currently we only offer one Variable Investment Option under the Contract. We may add additional Variable Investment Options or cease to allow new investments in the underlying mutual fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract.
For more information about the Variable Investment Option, please refer to “Appendix A: Portfolio Available Under The Contract” later in this prospectus.
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the Spousal Benefit. See Section 3, “What Are The Benefits Available Under The Contract?”
The IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Contract annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).

The IncomeFlex Target Benefit is a standard feature of the Contract that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. If you elected the Retirement Plan Spousal Benefit, then you will automatically receive the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, you may not add or remove the Spousal Benefit upon or after purchasing this Contract. For additional information about the fees for the IncomeFlex Target Benefit, see “Fee Table” and Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity IX?”
You may only establish one IRA and one Roth IRA funded by this Annuity. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?”
During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

FEE TABLE
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. For more information about those fees and maximum charges, see Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity IX?” later in this prospectus.

TRANSACTION EXPENSES	Current	Maximum

Sales Charge Imposed on Purchases	None	None

Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None

Transfer Fee 1	$0	$0

Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions (as a percentage of Contract Value)	N/A	N/A
1 Currently we only offer one Variable Investment Option under the Contract. In the future, we may add additional Variable Investment Options. To the extent that we add additional Variable Investment Options, you are allowed to transfer between the Variable Investment Options so long as we have not ceased to allow new investments in the underlying mutual fund or portfolio. We do not currently charge, nor will we charge in the future, a transfer fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES	Current	Maximum

Administrative Expenses	$0	$0

Base Contract Expenses 1, 2	0.95%	1.50%

Optional Benefit Expenses 1, 3	0.00%	0.00%

Surrender Charge 4	$0	$0
1 Percentages noted above are percentages of daily net assets of the Contract Value.
2 Base Contract Expenses include the fee for the IncomeFlex Target Benefit and the mortality and expense fee.
3 The Optional Benefit is the Optional Spousal Benefit.
4 There are no surrender charges in this product.
The next item shows the minimum and maximum total operating expenses charged by the Variable Investment Option that you may pay periodically during the time that you own the Contract. For information about the Variable Investment Option available under the Contract, including its annual expenses, please refer to “Appendix A: Portfolio Available Under the Contract” later in this prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES	Minimum	Maximum

Annual Portfolio Company Expenses	0.13%	0.13%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual portfolio company expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Contract expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your Contract at the end of the applicable time period:	$1,671	$5,181	$8,929	$19,466
If you annuitize at the end of the applicable time period:	$1,671	$5,181	$8,929	$19,466
If you do not surrender your Contract:	$1,671	$5,181	$8,929	$19,466

SECTION 1: WHAT IS THE EMPOWER RETIREMENT SECURITY ANNUITY IX?
The Empower Retirement Security Annuity IX is a variable annuity contract issued by Empower, with its principal place of business located at 280 Trumbull Street, Hartford, CT 06103. Empower is solely responsible for its obligations under Empower Retirement Security Annuity IX, and there are no support agreements from third parties relating to the capitalization of Empower.
The Empower Retirement Security Annuity IX is only available to participants who actively participated in the IncomeFlex Target group annuity contract of their Retirement Plan who want to transfer or “roll over” their group annuity IncomeFlex Target account value to the IRA version of that Retirement Plans’ group annuity contract. Empower Retirement Security Annuity IX is currently open for investors to roll over their account value from the group annuity version of IncomeFlex Target in their plan and is currently accepting new contributions. Empower Annuity Insurance Company reserves the right to discontinue new and additional contributions to Empower Retirement Security Annuity IX at any time.
You may invest in the Separate Account. The income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Accounts’ own investment experience and not the investment experience of Empower’s other assets. The assets of the Separate Account may not be used to pay any liabilities required of Empower, other than the liabilities required under the terms of the Contract.
Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 3, “What Are The Benefits Available Under The Contract?” for further details. These withdrawals are different than Annuity Payments.
This Annuity contract does not benefit from Tax Deferral, unlike many annuity contracts that generally do when sold outside a tax favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain IRAs and Roth IRAs, which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not purchase this Contract to gain the preferential tax treatment provided by your IRA. If this Contract were offered outside of such tax qualified accounts, you would not receive Tax Deferral. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Contract compared with any other investments or benefits available through your retirement plan or elsewhere.
The Empower Retirement Security Annuity IX is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the Variable Investment Option. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with the Variable Investment Option. Because each underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
You are the Owner of the Contract, as the individual for whom the IRA and/or Roth IRA is established. You generally have all the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.
You may only establish one IRA and one Roth IRA funded by a Contract. If you establish both an IRA and a Roth IRA, you will receive separate Contracts describing the features and benefits of each and the guaranteed values associated with each Contract will be calculated separately.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract. If state law requires, the free look period may be longer. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA or Roth IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?”
To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center at the address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Payments made from an IRA are subject to 10% federal income tax withholding. The taxpayer can choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.

SECTION 2: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE CONTRACT?
The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options.
You take all the investment risk for amounts allocated to the Sub-accounts, which invest in portfolios. If the Sub-accounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolios in which your Sub-accounts invest. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio(s), each of which has its own unique risks. You should review the prospectus for each portfolio before making an investment decision.
Insurance Company Risk.
No company other than Empower has any legal responsibility to pay amounts that Empower owes under the Contract. You should look to the financial strength of Empower for its claims-paying ability. Empower is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Empower and our ability to conduct business and process transactions. Although Empower has business continuity plans, it is possible that the plans may not operate as intended or required and that Empower may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
The IncomeFlex Target Benefit.
This Contract provides a standard guaranteed income benefit with an optional Spousal Benefit at a cost deducted from your Contract Value.
You should know that:
∎
Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.

∎
Once you “lock in” your IncomeFlex Target Benefit and elect the Spousal Benefit, your choice is irrevocable. While there is no additional charge for optional Spousal Benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it because we will continue the Annual Guaranteed Withdrawal Amounts until the later of you or your Spouse’s passing.

Annuitization.
Once you have annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
∎	Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
∎	You generally cannot change the payment stream you chose once it has begun.
∎	Both the IncomeFlex Target Benefit and the Death Benefit terminate upon annuitization.
Possible Adverse Tax Consequences.
The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Risk of Loss of or Reductions to Benefits.
If you take certain actions under your Contract, such as surrendering your Contract or taking excess withdrawals under the terms of the IncomeFlex Target Benefit, you may lose or reduce the value of that benefit. For more information about the IncomeFlex Target Benefit, please refer to “IncomeFlex Target Benefit” in Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
Not a Short-Term Investment.
The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis, including the benefits of the IncomeFlex Target Benefit. Consequently, you should not use the Contract as a short-term investment or savings vehicle or if you do not seek the benefits provided by the IncomeFlex Target Benefit. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.
Risk of Loss.
All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECTION 3: WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract.

NAME OF BENEFIT	PURPOSE	STANDARD OR OPTIONAL	ANNUAL FEES				RESTRICTIONS/ LIMITATIONS
			Current		Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$0		$0		None

IncomeFlex Target Benefit (also referred to as the Base Contract Expense)	Once locked in, guarantees your ability to withdraw an Annual Guaranteed Withdrawal Amount, even if your Contract Value is reduced to zero.	Standard	0.95	% 1	1.50	% 1
If your Contract Value is reduced to zero because of excess withdrawals, you will not receive any further payments.

Additionally, excess withdrawals reduce the amount of your Annual Guaranteed Withdrawal Amount permanently.

Optional Benefit 2	Designed to provide an Annual Guaranteed Withdrawal Amount until the last to die of you and your spouse.	Optional	0.00	% 1	0.00	% 1	Results in a lesser Annual Guaranteed Withdrawal Amount. Once elected, the Spousal Benefit may not be revoked. Excess withdrawal rules noted above apply.

1	Percentage of daily net assets of the Contract Value.
2	The Optional Benefit is the Optional Spousal Benefit.
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.
PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as an IRA, Roth IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA, Roth IRA or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to the Death Benefits paid under a contract issued to an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 3, “What Are The Benefits Available Under The Contract?”
Upon receipt of due proof of death in Good Order, we will pay the Beneficiary the Death Benefit.

The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.
Choice 1:
Lump sum payment of the Death Benefit
. If the Beneficiary does not choose a payout option within 60 days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.
Choice 2:
The payment of the entire Death Benefit by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner
.
Choice 3:
Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31 of the year following the year of death of the Owner.
This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.
If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice 2, modified to be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the death of the Owner.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31 of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Owner established a Lock-In Date and elected the Spousal Benefit, and the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity, the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 72 or can change title to the account to the spouse’s name.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?”
Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
A Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization).” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?” If the Beneficiary fails to make any election within any time limit prescribed by or for the Retirement Plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Target Benefit.

BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you request, provided that we receive the request in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation. It is critical you keep your Beneficiary information up to date. If we cannot locate your Beneficiary, we may be required under state law to pay the benefit to someone else, like your estate, or possibly escheat the benefit to your state of residence depending on the circumstances and applicable federal law.
The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the IRA or Roth IRA it funds, when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?”
INCOMEFLEX TARGET BENEFIT
The IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to annually withdraw certain amounts that we specify under this Contract. If you do not take more withdrawals than those specified amounts each year, and your Contract Value is reduced to zero, either by making these withdrawals according to their terms or due to poor market performance, we will continue to make those annual payments to you for as long as you live.
Here is how it works: We determine the amount you can withdraw by calculating an initial notional value (called the “Income Base”). You are allowed to take a withdrawal equal to a percentage of the Income Base, regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). The Income Base is used to determine the amount you may withdraw each Withdrawal Period as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-in Date. There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse. The Income Base can increase, but it can also decrease if you withdraw more than your Annual Guaranteed Withdrawal Amount.
The base IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
Additionally, there is no minimum initial contribution amount for ERSA IX and there is no minimum balance to lock in your benefit. Smaller balances will provide for smaller Guaranteed Withdrawal Amounts. For example, locking in your benefit with an income base of $16,000 for a single life between the ages of 65 and 69 will only guarantee a payment of $800 per year or approximately $66 a month. You should carefully consider the fees you are paying in light of the amount of Guaranteed Withdrawal Benefit you are eligible to receive based on your current balance prior to investing.
The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. If you elected the Retirement Plan Spousal Benefit, then you will automatically receive the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date (your guaranteed withdrawal lock-in date as determined under the Retirement Plan IncomeFlex Target Benefit), then you may not add or remove the Spousal Benefit upon or after purchasing this Contract. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?”
If you establish both an IRA and Roth IRA funded by this Annuity, you will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract, described below, will be calculated separately.

TRANSFER OF RETIREMENT PLAN GUARANTEED VALUES
This Contract is sold exclusively as a rollover option to individuals who have a Retirement Plan IncomeFlex Target Benefit. This Contract is designed to accept the transfer of Retirement Plan IncomeFlex Target Benefit guaranteed values in connection with a direct rollover of assets invested in the Retirement Plan Active Eligible Investments to an IRA and/or Roth IRA. You may only establish one IRA and one Roth IRA funded by this Annuity. Assets invested in the Retirement Plan Active Eligible Investments funded by Non-Roth Contributions may only be rolled over and held in an IRA under this Annuity. Retirement Plan Active Eligible Investments funded by Roth Contributions may only be rolled over to a Roth IRA under this Annuity. If you transfer assets to both an IRA and Roth IRA under this Annuity, the Retirement Plan guaranteed values described below will be divided and proportionally reduced among the IRA and Roth IRA. You will receive separate Contracts describing the features and benefits of each Contract and the guaranteed values associated with each Contract will be calculated separately.
If you have more than one Retirement Plan IncomeFlex Target Benefit, we may limit your ability to transfer and combine the guaranteed values associated with multiple Retirement Plan IncomeFlex Target Benefits under an IRA or Roth IRA funded by this Annuity. See “Multiple Retirement Plans – Transfer of Guaranteed Values” in Section 3, “What Are The Benefits Available Under The Contract?”.
If you purchase this Contract prior to your Retirement Plan Lock-In Date, then the Highest Birthday Value as determined under the Retirement Plan IncomeFlex Target Benefit (the “Retirement Plan Highest Birthday Value”) will be used to determine your initial Highest Birthday Value, and Income Base under this Contract. You also can choose whether to elect the Spousal Benefit at the time you lock in your Annual Guaranteed Withdrawal Amount under this Contract.
If you purchase this Contract on or after your Retirement Plan Lock-In Date, then your Annual Guaranteed Withdrawal Amount as determined under the Retirement Plan IncomeFlex Target Benefit (the “Retirement Plan Annual Guaranteed Withdrawal Amount”) and your Income Base as determined under the Retirement Plan IncomeFlex Target Benefit (the “Retirement Plan Income Base”), will be used to determine your initial Annual Guaranteed Withdrawal Amount and initial Income Base, under this Contract. Your guaranteed withdrawals will be available immediately, and you will not establish a Highest Birthday Value under this Contract. If you elected the Retirement Plan Spousal Benefit, then you will automatically have the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, you may not add or remove the Spousal Benefit upon or after purchasing this Contract.
Brief Overview of IncomeFlex Target Benefit Under This Annuity
The IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. We call this annual withdrawal amount the Annual Guaranteed Withdrawal Amount. The Annual Guaranteed Withdrawal Amount, in turn, is equal to a percentage of a notional value called the “Income Base.”
This Annuity is a “rollover” product that allows you to transfer values that you have accumulated in the IncomeFlex Target Benefit held within your Retirement Plan to the IncomeFlex Target Benefit held by an IRA and/or Roth IRA investing in this Annuity.
HIGHEST BIRTHDAY VALUE
The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this Contract is purchased with 100% of the assets from either Roth or Non-Roth Contributions (but not both) under the Retirement Plan, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets or the transfer includes both Non-Roth and Roth Contributions, then the initial Highest Birthday Value under your IRA and/or Roth IRA shall be divided and reduced proportionately as described in Examples 1 and 2 below. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Highest Birthday Value may be lower than your initial Contract Value. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made (if permissible).
Example 1 — Proportional Reduction of Highest Birthday Value Under this Annuity Rolling Over Less Than 100% from One Source

∎ Retirement Plan Highest Birthday Value:	$120,000

∎ Retirement Plan Contract Value:	$100,000

∎ Amount rolled over from Retirement Plan to this Annuity:	$50,000

∎ Ratio of rollover to Retirement Plan Contract Value:	50%

∎ Initial Highest Birthday Value under this Annuity:	$60,000*

∎ Highest Birthday Value remaining in the Retirement Plan:	$60,000

*
The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Highest Birthday Value to determine the initial Highest Birthday Value under this Annuity. The initial Highest Birthday Value reflects a 50% reduction of the Retirement Plan Highest Birthday Value due to the partial transfer of 50% of the Retirement Plan Contract Value.

Example 2 — Division and Proportional Reduction of Highest Birthday Value Under this Annuity Rolling Over Roth and Non-Roth Contribution Sources

∎ Retirement Plan Highest Birthday Value	$120,000

∎ Retirement Plan Contract Value:	$100,000

∎ Amount funded with Roth Contributions:	$60,000

∎ Amount funded with Non-Roth Contributions:	$40,000

∎ Amount rolled over from Retirement Plan to this Annuity	$100,000

∎ Ratio of Roth to Retirement Plan Contract Value:	60%*

∎ Initial Highest Birthday Value under the Roth IRA Annuity:	$72,000

∎ Initial Highest Birthday Value under the Non-Roth IRA Annuity:	$48,000

*
The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Highest Birthday Value to determine the division and proportional reduction of the initial Highest Birthday Value under this Annuity for the Roth IRA and IRA. The initial Highest Birthday Values reflect a 60%/40% division of the Retirement Plan Highest Birthday Value between the Roth IRA and IRA, respectively.

The Highest Birthday Value under this Contract will equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays, until the Lock-In Date. Any withdrawals prior to the Lock-In Date under this Annuity reduce your Highest Birthday Value proportionately as described in Example 3 below. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described below.
Example 3 — Proportional Reduction of Highest Birthday Value Under this Annuity – Withdrawal

∎ Contract Value:	$100,000

∎ Withdrawal amount:	$10,000

∎ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%

∎ Highest Birthday Value	$120,000

∎ 10% Reduction of Highest Birthday Value:	$12,000

∎ Adjusted Highest Birthday Value:	$108,000
INCOME BASE
If you purchase this Contract prior to your Retirement Plan Lock-In Date, then your Retirement Plan Highest Birthday Value will be used to determine your initial Highest Birthday Value and Income Base under this Annuity. Until the Lock-In Date, the Income Base will equal the greatest of: (a) that initial Highest Birthday Value, (b) the highest Contract Value attained on each of the Participant’s Birthdays, and (c) the Contract Value on the Business Day prior to the Lock-In Date. If you purchase this Contract on or after your Retirement Plan Lock-In Date, the initial Income Base under this Annuity is determined by your Retirement Plan Income Base. If this Contract is purchased with 100% of the assets from either Roth or Non-Roth Contributions (but not both) under the Retirement Plan, then the initial Income Base under this Annuity equals the Retirement Plan Income Base on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets or the transfer includes both Non-Roth and Roth Contributions, then the initial Income Base under your IRA and/or Roth IRA shall be divided and/or reduced proportionately between your IRA and/or Roth IRA as applicable. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.

Example 1 — Proportional Reduction of Income Base Under this Annuity Rolling Over Less Than 100% from One Source

∎ Retirement Plan Income Base:	$120,000

∎ Retirement Plan Contract Value:	$100,000

∎ Amount rolled over from Retirement Plan to this Annuity:	$50,000

∎ Ratio of rollover to Retirement Plan Contract Value:	50%

∎ Initial Income Base under this Annuity:	$60,000*

∎ Income Base remaining in the Retirement Plan:	$60,000

*
The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Income Base to determine the initial Income Base under this Annuity and reflects a 50% reduction of the Retirement Plan Income Base due to the partial transfer of 50% of the Retirement Plan Contract Value.

Example 2 — Division and Proportional Reduction of Income Base Under this Annuity Rolling Over Both Roth and Non-Roth Contribution Source

∎ Retirement Plan Income Base:	$120,000

∎ Retirement Plan Contract Value:	$100,000

∎ Amount funded with Roth Contributions:	$60,000

∎ Amount funded with Non-Roth Contributions:	$40,000

∎ Ratio of Roth to Retirement Plan Contract Value:	60%*

∎ Initial Income Base under the Roth IRA Annuity:	$72,000

∎ Initial Income Base under the Non-Roth IRA Annuity:	$48,000

*
The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Income Base to determine division and proportional reduction of the initial Income Base under this Annuity for the Roth IRA and IRA. The initial Income Base for the Roth IRA and IRA reflect a 60%/40% division of the Retirement Plan Income Base between the Roth IRA and IRA, respectively.

Any withdrawals prior to the Lock-In Date under this Annuity reduce your Income Base proportionately as described in Example 3 below. Each withdrawal reduces the Income Base by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal) as described below.
Example 3 — Proportional Reduction of Income Base under this Annuity – Withdrawal

∎ Contract Value:	$100,000

∎ Withdrawal amount:	$10,000

∎ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%

∎ Income Base	$120,000

∎ 10% Reduction of Income Base:	$12,000

∎ Adjusted Income Base:	$108,000
ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.
The Income Base is not a cash amount that you can withdraw from your Contract. Rather, on your Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage to the Income Base to determine your initial Annual Guaranteed Withdrawal Amount. The percentages that will be applied to the Income Base are set forth in the chart below. You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Thus, your Income Base, when multiplied by the Guaranteed Withdrawal Percentage applicable to you based on your age (or the age of the younger spouse for the Spousal Benefit) must produce an Annual Guaranteed Withdrawal Amount of at least $250 in order for you to have any available Annual Guaranteed Withdrawal Amount. If you cannot meet the $250 Annual Guaranteed Withdrawal Amount minimum, you will have paid fees for the IncomeFlex Target Benefit without being able to derive any withdrawal benefits. In the table below, under “Lock-In Date Not Elected In Retirement Plan,” we also depict the minimum Income Base needed for each age band in order for you to realize an Annual Guaranteed Withdrawal Amount.

LOCK-IN DATE ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was elected before purchasing this Contract, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. If this Contract is purchased with 100% of the assets from either Non-Roth or Roth Contributions (but not both), then the initial Annual Guaranteed Withdrawal Amount under your IRA or Roth IRA equals the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the total assets from a single Contribution Source or the transfer includes both Non- Roth and Roth Contributions, then the initial Annual Guaranteed Withdrawal Amount under your IRA and/or Roth IRA will be divided and/or proportionally reduced as described in Examples 1 and 2 below.
Example 1 — Proportional Reduction of Annual Guaranteed Withdrawal Amount – One Contribution Source

∎ Retirement Plan Annual Guaranteed Withdrawal Amount:	$10,000

∎ Retirement Plan Contract Value:	$100,000

∎ Amount rolled over from Retirement Plan to this Annuity:	$50,000

∎ Ratio of rollover to Retirement Plan Contract Value:	50%

∎ Initial Annual Guaranteed Withdrawal Amount under this Annuity:	$5,000*

*
The ratio of the rollover amount to the Retirement Plan Contract Value is multiplied against the Retirement Plan Annual Guaranteed Withdrawal Amount to determine the initial Annual Guaranteed Withdrawal Amount under this Annuity. The initial Annual Guaranteed Withdrawal Amount under this Annuity reflects a 50% reduction of the Retirement Plan Annual Guaranteed Withdrawal Amount due to the partial transfer of 50% of the Retirement Plan Contract Value.

Example 2 — Division and Proportional Reduction of Annual Guaranteed Withdrawal Amount – Roth and Non-Roth Contribution Sources

∎ Retirement Plan Annual Guaranteed Withdrawal Amount:	$10,000

∎ Retirement Plan Contract Value:	$100,000

∎ Amount funded with Roth Contributions:	$60,000

∎ Amount funded with Non-Roth Contributions:	$40,000

∎ Amount rolled over from Retirement Plan to this Annuity:	$100,000

∎ Ratio of Roth to Retirement Plan Contract Value:	60%*

∎ Initial Annual Guaranteed Withdrawal Amount under the Roth IRA:	$6,000

∎ Initial Annual Guaranteed Withdrawal Amount under the IRA:	$4,000

*
The ratio of Roth to Retirement Plan Contract Value is multiplied against the Retirement Plan Annual Guaranteed Withdrawal Amount to determine division and proportional reduction of the initial Annual Guaranteed Withdrawal Amount under this Annuity for the IRA and Roth IRA. The initial Annual Guaranteed Withdrawal Amount for the Roth IRA and IRA reflect a 60%/40% division of the Retirement Plan Highest Annual Guaranteed Withdrawal Amount between the Roth IRA and IRA, respectively.

The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period will be reduced by guaranteed withdrawals made in the Retirement Plan during the same Withdrawal Period. In other words, guaranteed withdrawals made in the Retirement Plan during the Withdrawal Period you purchase the Contract will count toward your guaranteed withdrawals under the Contract (proportionally adjusted in the manner described above, if applicable). The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Withdrawal Period also will be prorated, by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during that Withdrawal Period will be reduced proportionally for the partial Withdrawal Period remaining after the Contract is purchased. This adjustment will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

Anyone who is a Contract Owner of this Annuity can increase their Annual Guaranteed Withdrawal Amount by making additional Purchase Payments (subsequent to the initial Purchase Payment). The amount of the increase is equal to the applicable Guaranteed Withdrawal Percentage applied to the amount of the additional Purchase Payment. We reserve the right to prohibit additional Purchase Payments in the future with notice to you. We will increase your Annual Guaranteed Withdrawal Amount on the day you make the Purchase Payment, subject to the following:

∎
During the initial Withdrawal Period when the Contract is issued, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the initial Withdrawal Period will be reduced proportionally for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

∎
If the Purchase Payment is made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount (an “Excess Withdrawal”), then the increase will not apply until the next Withdrawal Period.

LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN
If your Retirement Plan Lock-In Date was not elected before purchasing this Contract, then your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable
Guaranteed Withdrawal Percentage
(as set forth in the table immediately below) to the Income Base. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Single Life	Income Base Needed to Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Spousal

55-64	4.25%	3.75%	$5,882.35	$6,666.67

65-69	5.00%	4.50%	$5,000.00	$5,555.56

70+	5.75%	5.25%	$4,347.83	$4,761.90
If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
You can increase your Annual Guaranteed Withdrawal Amount by making additional Purchase Payments after your Lock-In Date. We reserve the right to prohibit additional Purchase Payments in the future with notice to you. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (i.e., the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount on the day you make the Purchase Payment, subject to the following:

∎
During the Withdrawal Period you lock-in the Annual Guaranteed Withdrawal Amount, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you locked in guaranteed withdrawals will be reduced proportionally for the partial year remaining after the Purchase Payment is made. This adjustment will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.

∎	If the Purchase Payment is made after an Excess Withdrawal has occurred in a Withdrawal Period, then the increase will not apply until the next Withdrawal Period.
If you did not lock-in the Annual Guaranteed Withdrawal Amount under your Retirement Plan, but you do lock-in under this Contract, your Income Base and resultant Annual Guaranteed Withdrawal Amount thereafter may increase for Step-

Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up”). If you elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), and initial amount, will all be based on the age of the younger of you and your spouse.
SPOUSAL BENEFIT
The Spousal Benefit is an optional benefit you may elect under this Annuity. With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. If you are the Participant, you make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?” Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.
While there is no additional daily charge for this benefit, if you are the Participant and elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it. The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the IRA and/or Roth IRA it funds when you elect the benefit and when you die. Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.
If you elected the Retirement Plan Spousal Benefit, then you will automatically have the Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, then you may not add or remove the Spousal Benefit upon or after purchasing this Contract.
After your death, the Spousal Benefit will continue to be paid until the death of your surviving spouse.
Example — Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Participant age:	58
Spouse age:	56
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$3,750	(3.75% of Income Base)
Example — Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Participant age:	66
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)

Example — Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Participant age:	71
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)
MULTIPLE RETIREMENT PLANS — TRANSFER OF GUARANTEED VALUES
If you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Target Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single IncomeFlex Target Benefit under this Annuity, as described below. If the IncomeFlex Target Benefits under your Retirement Plans are funded by the same Contribution Source and have the same Statuses and elections, the guaranteed values under your Retirement Plans will be transferred and combined into a single contract under an IRA or Roth IRA, as applicable, as described in Example 1 below. For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to the Annuity or between the IRA and Roth IRA, your Status is based upon the age and Spousal Benefit election applicable to each Retirement Plan or Contract. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan and elected the Retirement Plan Spousal Benefit, the spousal benefit under each Retirement Plan Spousal Benefit must cover the same spouse in order for the guaranteed values to transfer and combine under this Annuity.
If your Statuses and elections are not the same between two or more Retirement Plans but are funded by the same Contribution Source, you may roll over the guaranteed values associated with one Retirement Plan IncomeFlex Target Benefit. The Contract Value of the assets remaining in the other Retirement Plan(s) may remain in the Retirement Plan with the associated guaranteed values applicable to that plan.
You may roll over funds and establish only one IRA and one Roth IRA funded by this Annuity. If you have more than two Retirement Plan IncomeFlex Target Benefits consisting of assets from different Contribution Sources (Non-Roth and Roth Contributions), you will establish both an IRA and Roth IRA funded by this Annuity and may combine under the IRA and Roth IRA the guaranteed values associated with similar Contribution Sources if Retirement Plan IncomeFlex Target Benefits have the same Statuses and elections, as described in Example 1 below.
The examples below describe how guaranteed values associated with multiple Retirement Plan IncomeFlex Target Benefits may be transferred to this Annuity.
The Guaranteed Withdrawal Percentages used in the examples below are based upon your age or the age of the younger of you and your spouse, if you elect the Spousal Benefit as described in the chart below. Multiple benefits may be combined and transferred to this Annuity but may only be used to establish one IRA and one Roth IRA funded by this Annuity.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.25%	3.75%
65-69	5.00%	4.50%
70+	5.75%	5.25%
If you are a resident of New York (as determined on the date you purchased the IFX Target IRA product) and you purchased the IFX Target IRA product on or after January 1, 2024, then the following Guaranteed Withdrawal Percentage schedule applies to you:

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)
55-64	4.25%	3.75%
65-69	5.00%	4.50%
70-74	5.75%	5.25%
75-79	6.25%	5.75%
80-84	6.85%	6.35%
85-89	7.55%	7.05%
90-94	8.50%	8.00%
95+	9.70%	9.20%
Example 1 — Transferring Multiple Retirement Plan Benefits
Rolling Over and Combining Retirement Plan IncomeFlex Target Benefits into one Contract

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 65)	Yes (age 69)	Yes
Spousal Benefit Elected	Yes	Yes	Yes
Guaranteed Withdrawal %	4.50%	4.50%	4.50%
Contribution Source	Roth	Roth	Roth IRA
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$130,000
Annual Guaranteed Withdrawal Amount	$1,350	$4,500	$5,850
This example presumes that the Participant locked-in with the Spousal Benefit in both Retirement Plans and elected the same person as the spousal Beneficiary. In such instance you could elect to roll over your Retirement Plan Benefit or leave the assets and the associated guaranteed values in your Retirement Plan.
Example 2 — Transferring Multiple Retirement Plan Benefits
Rolling Over and Combining Separate Retirement Plan IncomeFlex Target Benefits under Separate Contracts

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Retirement Plan III	Values Under this Annuity (from Ret. Plan I)	Values Under this Annuity (from Retirement Plan II & III)
Lock-In Date Elected	No	Yes (age 65)	Yes (age 69)	No	Yes
Spousal Benefit Elected		Yes	Yes		Yes
Guaranteed Withdrawal %		4.50%	4.50%		4.50%
Contribution Source	Non-Roth	Roth	Roth	IRA	Roth IRA
Contract Value	$25,000	$75,000	$30,000	$25,000	$105,000
Highest Birthday Value	$30,000			$30,000
Income Base	$30,000	$50,000	$50,000	$30,000	$100,000
Annual Guaranteed Withdrawal Amount		$2,250	$2,250		$4,500
You may only establish one IRA and one Roth IRA funded by this Annuity. Because the multiple benefits have different Statuses, elections and Contribution Sources, the associated guaranteed values will be rolled over separately under an IRA and Roth IRA, respectively. (Multiple benefits could be combined under each Contract if the Statuses and elections within that Contribution Source were the same.) This example presumes that the Participant 1) locked-in with the Spousal

Benefit in both Retirement Plan II and III and identified the same person as the spousal Beneficiary under both; 2) elected to roll over and combine Retirement Plan IncomeFlex Target Benefits II and III; and 3) elected to roll over IncomeFlex Target Benefit I into an IRA. In such instance you could elect to roll over Plan I to a traditional IRA and Plan II and Plan III would be combined into a Roth IRA, or you can leave the assets and the associated guaranteed values in your Retirement Plans I, II and III.
ESTABLISHING AN IRA
This Contract is designed to accept transfer of Retirement Plan IncomeFlex Target Benefit guaranteed values in connection with a direct rollover of assets invested in the Retirement Plan Active Eligible Investments to an IRA and/or Roth IRA. You may only roll over assets invested in the Retirement Plan Active Eligible Investments funded by Non-Roth Contributions and establish a Non-Roth IRA under this Annuity. You may only roll over assets funded with Roth Contributions under your Retirement Plan into a Roth IRA under this Annuity. If you transfer assets from your Retirement Plan to both a Non-Roth IRA and Roth IRA, the Retirement Plan guaranteed values will be divided and proportionally reduced between the Non-Roth IRA and Roth IRA as two separate IRA accounts.

Example 1 — Transferring 100% – Same Statuses and Elections

	Pre-Transfer		Post Transfer

Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	N/A	Yes
Spousal Benefit Elected	No	No	N/A	No
Guaranteed Withdrawal %	5%	5%	N/A	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$100,000	$25,000	$0	$125,000
Annual Guaranteed Withdrawal Amount	$6,250	$3,000	$0	$9,250
Income Base	$125,000	$60,000	N/A	$185,000
This example assumes the Contract Owner has both a non-Roth IRA and Roth IRA and elected to transfer 100% of the IRA ($100,000) to the existing Roth IRA. The guaranteed values were combined because the transfer amount was 100% of the IRA and the Statuses and elections of both contracts are the same.
Example 2 — Transferring Less than 100% – Same Status and Elections

	Pre-Transfer		Post Transfer

Participant Status & Elections	IRA Under this Annuity	Roth IRA Under this Annuity	IRA Under this Annuity	Roth IRA Under this Annuity
Lock-In Date Elected	Yes	Yes	Yes	Yes
Spousal Benefit Elected	No	No	No	No
Guaranteed Withdrawal %	5%	5%	5%	5%
Contribution Source	IRA	Roth	IRA	Roth
Contract Value	$100,000	$25,000	$50,000	$75,000
Annual Guaranteed Withdrawal Amount	$6,250	$3,000	$3,125	$5,500
Income Base	$125,000	$60,000	$62,500	$110,000
This example assumes the Contract Owner has both a Non-Roth IRA and Roth IRA and elected to transfer 50% of the IRA ($50,000) to the existing Roth IRA. Although the Statuses and elections of both contracts are the same, the guaranteed values cannot be combined because the transfer amount was less than 100% of the IRA.
WITHDRAWALS UNDER THE INCOMEFLEX TARGET BENEFIT
The IncomeFlex Target Benefit guarantees, provided certain conditions are met, your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The IncomeFlex Target Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals—Required Minimum Distributions”).

This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an ExcessWithdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal. Excess Withdrawals may adversely impact the benefits provided under this Contract and may result in a termination of benefits.
Examples — Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Income Base:	$200,000
Guaranteed Withdrawal Percentage:	5.00%
Annual Guaranteed Withdrawal Amount:	$10,000
Withdrawal Period:	May 5, 2022 through May 4, 2023
Contract Value prior to withdrawal on June 10, 2022 (date of first withdrawal)	$160,000
Contract Value prior to withdrawal on July 11, 2022 (date of second withdrawal)	$150,000
Example 1 — Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 10, 2022, then the following values would result:

∎	Contract Value immediately prior to withdrawal = $160,000
∎	Contract Value after withdrawal = $160,000 – $9,000 = $151,000
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
∎	Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
∎	Income Base remains $200,000
If an additional $1,000 is withdrawn on July 11, 2022, then the following values would result:

∎	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 10, 2022) = $150,000
∎	Contract Value after withdrawal = $150,000 – $1,000 = $149,000
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
∎	Income Base remains $200,000
Example 2 — An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 10, 2022, then the following values would result:

∎	Contract Value = $160,000 – $9,000 = $151,000
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
∎	Income Base remains $200,000
If an additional $11,000 is withdrawn on July 11, 2022, then the following values would result:

∎	Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 10, 2022) = $150,000
∎	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
∎	Contract Value after guaranteed portion of withdrawal = $150,000 – $1,000 = $149,000
∎	Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
∎	Amount of reduction to Income Base = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Income Base = ($10,000 ÷ $149,000) × $200,000 = $13,422.82
∎	Income Base = $200,000 – $13,422.82 = $186,577.18
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = 5% × new Income Base = 5% × $186,577.18 = $9,328.86
∎	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000

SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT
If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the IncomeFlex Target Benefit, to the extent permitted by the Code and your retirement plan, if your surviving spouse is your Beneficiary under the Contract and your retirement plan.
Continuation of the IncomeFlex Target Benefit under this Contract is subject to the following:

∎	Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.
∎	The birthday of your surviving spouse will be used to determine:
∎	the Highest Birthday Values under this Contract;
∎	the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;
∎	the availability and amount of Step-Ups.
∎
At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.

∎
If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the IncomeFlex Target Benefit on the RMD Calculation Date. Roth IRA Contract Owners are not subject to the required minimum distributions of the Code.
If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?” Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner.
If the required minimum distribution (“RMD”) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example — Treatment of Withdrawals Related to Required Minimum Distributions

Income Base	$200,000
Guaranteed Withdrawal Percentage	5.00%
Withdrawal Period	May 5, 2022 through May 4, 2023
Contract Value on April 11, 2022	$160,000
Contract Value on May 5, 2021	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000 (for calendar year 2022)
RMD Value	$4,000 (for calendar year 2022)

Example 1 — Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 11, 2022, then the following values would result:

∎	$10,000 applied against the Remaining Guaranteed Withdrawal Amount (assumes that no Guaranteed Withdrawals have been yet taken for the current Withdrawal Period)
∎	$4,000 applied against the RMD Value
∎	Contract Value = $160,000 – $14,000 = $146,000
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 5, 2022, then the following values would result:

∎	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
∎	Contract Value = $146,000 – $10,000 = $136,000
Example 2 — An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 11, 2022, then the following values would result:

∎	$10,000 applied against the Remaining Guaranteed Withdrawal Amount (assumes that no Guaranteed Withdrawals have been yet taken for the current Withdrawal Period)
∎	$4,000 applied against the RMD Value
∎	$6,000 counts as an Excess Withdrawal
∎	Reduction to Income Base = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Income Base = ($6,000 ÷ $146,000) × $200,000 = $8,219.18
∎	Income Base = $200,000 – $8,219.18 = $191,780.82
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = 5% × new Income Base = 5% × $191,780.82 = $9,589.04
∎	Contract Value = $160,000 – $20,000 = $140,000
INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP
Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In under this Annuity or following purchase of this Contract if you purchased this Contract after your Retirement Plan Lock-In Date, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional Annual Guaranteed Withdrawal Amount in the Withdrawal Period during which the increase occurs, but you are not required to do so. The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the IncomeFlex Target Benefit.
If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.
We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Fee Table.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.

Example—Step Up Calculation

Birthday	May 5
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 5, 2022	$100,000
Guaranteed Withdrawal Percentage	5%

∎	Step-Up Value = $100,000 × 5% = $5,000
∎	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
∎	Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
OTHER IMPORTANT CONSIDERATIONS

∎
If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.

∎
Withdrawals made while the IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under a retirement account. The IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal.
If you surrender your Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.

∎
The IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional Income Base. The IncomeFlex Target Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

∎
We impose a charge for the IncomeFlex Target Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

∎
You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Target Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

∎
Note that withdrawals are taken from your own Contract Value—we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF THE INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD
If you terminate the IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
The IncomeFlex Target Benefit terminates:

∎	upon an Excess Withdrawal that causes the Contract Value to be zero;
∎	upon the transfer of 100% of the Contract Value from an IRA and/or Roth IRA (the guarantees will be transferred to the receiving Contract);
∎	upon your surrender of the Contract;
∎	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
∎	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit; or
∎	upon your election to begin receiving Annuity Payments.
We cease imposing the charge for the IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above.
However, to the extent permitted by applicable law, we may increase related charges for Step-Up transactions at any time in the future.
Currently, if you terminate the IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

SECTION 4: HOW CAN I PURCHASE THE EMPOWER RETIREMENT SECURITY ANNUITY IX?
PURCHASE PAYMENTS
The initial Purchase Payment is the amount of money you give us to purchase the Contract. . You must get our prior approval for any initial Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval.
There is no minimum initial contribution amount to purchase ERSA IX and there is no minimum balance to lock in your benefit. Smaller balances will provide for smaller Guaranteed Withdrawal Amounts. For example, locking in your benefit with an income base of $16,000 for a single life between the ages of 65 and 69 will only guarantee a payment of $800 per year or approximately $66 a month. You should carefully consider the fees you are paying in light of the amount of Guaranteed Withdrawal Benefit you are eligible to receive based on your current balance prior to investing.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA.
To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. We will inform you of this action by issuing a supplement to this prospectus. You can make additional Purchase Payments of no less than $1 at any time during the Accumulation Phase. We reserve the right to reduce this minimum. Additionally, absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed 90 days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.
DISCONTINUANCE OF CONTRIBUTIONS
If allowed under applicable law, and with notice to you, we reserve the right in the future to cease permitting additional Purchase Payments. We will exercise the reservation of such right for all annuity purchasers in the same class in a non-discriminatory manner.
ALLOCATION OF PURCHASE PAYMENTS
When you purchase a Contract, we will allocate your Purchase Payment to the Variable Investment Option.
We will allocate your initial Purchase Payment to the Separate Account within two Business Days after we receive the Purchase Payment in Good Order at the Empower Care Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two Business Days, but not to exceed five Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within five Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two Business Days. With respect to your initial Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.
An additional Purchase Payment will be priced as of the Business Day we receive the Purchase Payment in Good Order at the Empower Care Center.
At our discretion, we may give initial Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Empower Care Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer.
CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Option. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.

Every day we determine the value of an Accumulation Unit for the Variable Investment Option. We do this by:

1)	Adding up the total amount of money allocated to the investment option;

2)	Subtracting from that amount, insurance charges and any other applicable charges such as for taxes; and

3)	Dividing this amount by the number of outstanding Accumulation Units.
When you make a Purchase Payment to the Variable Investment Option, we credit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for the investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then credit your Contract.
When you make a withdrawal from the Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY IX?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.
ADMINISTRATIVE EXPENSE
We do not deduct nor do we reserve the right to deduct an administrative expense to cover certain administrative costs, like the cost of printing and mailing your certificate to you and other administrative expenses.
BASE CONTRACT EXPENSE
Each day, we make a deduction for the charges associated with the Base Contract Expense. The Base Contract Expense is comprised of two parts: the IncomeFlex Target Benefit (0.95% Current and 1.50% Maximum) and the mortality and expense fee (0% Current and 0% Maximum).
The mortality and expense fee covers our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract.
The IncomeFlex Target Benefit charge compensates us for the risk associated with our promise to pay lifetime income benefits, under the conditions described in this prospectus, even if your Accumulation Unit Value is reduced to zero.
The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum

IncomeFlex Target Benefit (also referred to as the Base Contract Expense)	0.95%	1.50%
While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so. We will give you written notice before increasing this charge.
Any increase in these IncomeFlex Target Benefit charges would apply only to Step-Up transactions after the effective date of the increase. Please see “Increase Of Income Base and Annual Guaranteed Withdrawal Amount—Step-Up” in Section 3, “What Are The Benefits Available Under The Contract?”
If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.

SURRENDER CHARGE
There are no surrender charges in this product.
TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and will not make a deduction from the value of the Contract to pay some or all of these taxes.
TRANSFER FEE
Currently we only offer one Variable Investment Option under the Contract. In the future, we may add additional Variable Investment Options or cease to allow new investments in the underlying mutual fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract. We do not currently charge, nor will we charge in the future, a transfer fee.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not include such income taxes in the tax charges you pay under the Contract.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. That fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the total fees and operating expenses of the Vanguard LifeStrategy Moderate Growth Fund is 0.13% annually. For additional information about fund fees, please consult the fund prospectus.

SECTION 6: HOW CAN I ACCESS MY MONEY?
You can access your money by:

∎	Making a withdrawal (either partial or complete); or
∎	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Empower Care Center. All withdrawals, including ones made after you have locked in your IncomeFlex Target Benefit reduce your Contract Value. For information on how withdrawals impact your IncomeFlex Target Benefit, please see Section 3, “What Are The Benefits Available Under The Contract?”
Participants may effect withdrawal requests through Empower’s website, www.empower.com. In addition, Participants may make withdrawal requests toll-free at (855) 756-4738 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, excluding holidays and days on which the New York Stock Exchange or Empower is closed for business (including emergency closings).
Participants may also complete a paper form to provide to Empower when requesting a distribution or loan, should the plan allow. Participants can obtain the paper form by calling (855) 756-4738. Participants can then send the completed form to the following address, or fax it to (866) 633-5212: 8515 East Orchard Road, Greenwood Village, CO 80111. All requests will be processed on the Business Day they are received in Good Order.
The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order. Currently we only offer one Variable Investment Option under the Contract. If, in the future, we add additional Variable Investment Options, unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable Investment Options you have selected.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?”
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity IX?”
SUSPENSION OF PAYMENTS OR TRANSFERS
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

∎	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
∎	Trading on the New York Stock Exchange is restricted;
∎	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
∎	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

SECTION 7: WHAT INVESTMENT OPTIONS CAN I CHOOSE?
Currently we only offer one Variable Investment Option under the Contract, the Vanguard LifeStrategy Moderate Growth Fund The current prospectus for the Vanguard LifeStrategy Moderate Growth Fund contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the current prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectus please call (855) 756-4738 or write us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111.
We may add additional Variable Investment Options or cease to allow new investments in the underlying mutual fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract.
The Variable Investment Option that you select is your choice. We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Variable Investment Option.
VARIABLE INVESTMENT OPTION
The Variable Investment Option is a Sub-account that invests exclusively in a single portfolio. Please refer to “Appendix A: Portfolio Available Under The Contract” later in this prospectus for certain information regarding this portfolio, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses and (v) performance. There is no guarantee that any portfolio will meet its investment objective. The portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectus for the portfolio can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. You can also request this information at no cost by calling (855) 756-4738.
This Contract offers a portfolio managed by The Vanguard Group, Inc. Empower receives fees and payments from the portfolios. Empower has selected the portfolios for inclusion as investment options under this Contract in Empower’s role as the issuer of this Contract, and Empower does not provide investment advice or recommend any particular portfolio.
The fund underlying the Variable Investment Option under this Contract, the Vanguard LifeStrategy Moderate Growth Fund, is available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the Vanguard LifeStrategy Moderate Growth Fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through Empower or your plan, rather than to information that may be available through alternate sources.
PAYMENTS MADE TO EMPOWER
Respecting this Contract, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.
TRANSFERS AMONG OPTIONS
Currently we only offer one Variable Investment Option under the Contract. In the future, we may add additional Variable Investment Options.
To the extent that we add additional Variable Investment Options, you are allowed to transfer money out of one Variable Investment Option into another. All transfers are subject to the terms and conditions set forth in this prospectus and the prospectus for each underlying portfolio. A transfer of this nature is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.

In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Empower Care Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
We do not currently charge, nor will we charge in the future, a transfer fee.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
Currently we only offer one Variable Investment Option under the Contract. In the future, we may add additional Variable Investment Options. To the extent we add additional Variable Investment Options the following disclosure regarding frequent transfers among Variable Investment Options would apply:
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 90 day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.
In light of the risks posed by “market timing” or “excessive trading,” we monitor transactions in an effort to identify such trading practices. Further, we have agreed with the managers of the underlying portfolio to implement their specific Frequent Trading Policy as described in their fund prospectus documents. In doing so, we reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
∎	Warning . Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to you.
∎
Restriction.
A second incidence of activity meeting the market timing criteria within a six month period will trigger a trade restriction. If permitted by the Contract and otherwise allowed by law, Empower will restrict you from trading through the internet, phone or facsimile for all investment options available. In such case, you will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six month period immediately following the initial restriction.

∎
Action by an Underlying Fund
. The prospectus for the portfolio describes any such policies and procedures. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios. Please refer to the underlying portfolio’s fund prospectus for more information on their market timing and excessive trading policies.

A portfolio also may assess a short-term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-accounts of the Separate Account are invested in shares of the corresponding portfolios. Empower is the legal owner of those shares. As such, Empower has the right to vote on any matter voted on at any shareholders meetings of the portfolios. However, as required by law, Empower votes the shares of the portfolios at any regular and special shareholders meetings the portfolios are required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the person for whom the IRA was established.
The funds may not hold annual shareholders meetings when not required to do so under the laws of the state of their incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Empower, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Empower to vote shares of the portfolios in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolios. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolios will vote separately on the matter, as required by applicable securities laws.
The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Empower may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the fund’s portfolios, or to approve or disapprove an investment advisory contract for a portfolio. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
We may substitute the underlying mutual fund used by the Variable Investment Option. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the Vanguard LifeStrategy

Moderate Growth Fund. You will be given specific notice in advance of any substitution we intend to make. Currently we only offer one Variable Investment Option under the Contract. In the future, we may add additional Variable Investment Options or cease to allow new investments in the underlying mutual fund or portfolio, provided that we will offer at least one Variable Investment Option under this Contract.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-account of the EAIC Variable Contract Account A. We will also send annual and semi-annual reports for the applicable underlying portfolio.

SECTION 8: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender the Contract. We reserve the right to change the following annuity options in the future.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 3, “WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?”
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The Annuity Payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Annuity With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Annuitant dies before we have made 10 years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
TAX CONSIDERATIONS
Your Contract will be held in a custodial account established as an IRA or Roth IRA. You should consider the required minimum distribution provisions of the Code when selecting your Annuity Option. Roth IRAs are not subject to the required minimum distributions of the Code during the owner’s lifetime.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.
Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.

Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit:
∎	2% Interest
∎	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
∎	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

SECTION 9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY IX?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax qualified plans.
This Contract may be purchased by custodial IRAs and Roth IRAs, which can hold other permissible assets other than the Contract. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.
The tax advantages available with this Contract may exist solely from its purchase through retirement accounts or accounts qualifying for federal tax benefits under section 408(a) and 408A of the Code. In contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contracts are not issued or purchased through one of these types of retirement accounts, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified account.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored Retirement Plans.
Currently, the Contract may be purchased for use in connection with IRAs, which are subject to Section 408(a) and 408A of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA or Roth IRA, the Contract must be issued to a custodial account established as an IRA or Roth IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
IRAs
. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Empower Retirement Security Annuity IX?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.
Roth IRAs
. When you purchase this Contract for use with a Roth IRA, we will provide you with a copy of the prospectus and Contract. If the Roth IRA is being established at the same time you purchase this Contract, a “Roth IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other Roth IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” of seven days following receipt of the Roth IRA Disclosure Statement to cancel the Roth IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or ‘Free Look’” in Section 1, “What Is The Empower Retirement Security Annuity IX?” Please note this does not apply if you are not establishing a Roth IRA at the same time you purchase the Contract.

Contribution Limits/Rollovers
. Because of the way the Contract is designed, you may only purchase a Contract for an IRA and/or Roth IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). For 2024 the limit for an IRA is $7,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. Contribution limits for a Roth IRA are established as the same annual contribution limits reduced by any amounts you have contributed to an IRA for the contribution year. While contributions to an IRA may be deductible, subject to income limits, contributions to a Roth IRA cannot be deducted from your gross income.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “rollover” certain distributions from tax favored Retirement Plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to rollover the outstanding loan amount to an IRA or qualified employer plan. Once you buy the Contract, you can make regular IRA contributions (or Roth IRA contributions for a custodial Roth IRA) under the Contract (to the extent permitted by law and the Contract). An individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a), 403(b) or 457 (governmental) of the Code can directly rollover contributions to a Roth IRA. This conversion triggers current taxation (but is not subject to a 10% additional tax for early distribution). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may rollover the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA.
Non-spouse beneficiaries can also rollover distributions from a tax favored Retirement Plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs or Roth IRAs. Non-spouse beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly rollover contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA. For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12 month rule.
Late Rollover Self-Certification.
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
Distributions.
Usually, the full amount of any distribution from an IRA (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
∎	A 10% early withdrawal additional tax;
∎	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
∎	Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for IRAs and Roth IRAs, which is the responsibility of the Owner.
For Roth IRAs, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% early withdrawal additional tax. Distributions of amounts converted to a Roth IRA within five years of the conversion are also subject to the 10% additional tax, even though income tax is not due at the time of the distribution. The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth IRA attains age 59
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; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA toa Roth IRA.

REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under an IRA (or other tax favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) and must be made for each year thereafter. Roth IRAs are not subject to these required minimum distribution rules during the Owner’s lifetime. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us within a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the net actuarial present value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the IncomeFlex Target Benefit.
You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
CHARITABLE IRA DISTRIBUTIONS
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A one-time election of up to $50,000 for qualified charitable distributions to certain split-interest entities is also permitted. These amounts will be indexed for inflation for taxable years beginning after 2023. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70
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. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70
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; over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For an employee, IRA owner, or beneficiary who died prior to January 1, 2020, please consult your tax adviser regarding the applicable post-death distribution requirements.
This information provided below applies to an employee, IRA owner, or beneficiary who died after January 1, 2020. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
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Deaths before your required beginning date
. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death.

An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

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Death on or after your required beginning date
. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.

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Annuity payments
. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Empower) in order to comply with the post-death distribution requirements.

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Other rules
. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax adviser about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
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Spousal continuation
. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.

The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements in the future. We reserve the right to make changes in order to comply with the proposed regulations, or once final regulations are published. Any such changes will apply uniformly to affected owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.

ADDITIONAL TAX FOR EARLY DISTRIBUTIONS
You may owe a 10% additional tax on the taxable part of distributions received from an IRA or Roth IRA. Amounts are not subject to this additional tax if:
∎	the amount is paid on or after you reach age 59 1 / 2 or die;
∎	generally the amount received is attributable to your becoming disabled; or
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the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59
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or five years. Modification of payments or additional contributions to the Annuity during that time period will generally result in retroactive application of the 10% additional tax).

Other exceptions to this tax may apply. You should consult your tax adviser for further details.
WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
∎	For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules.
∎	For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien) and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions:
Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions. The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for purposes of the Code, an IRA and Roth IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity IX?”

Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax adviser if you have any additional questions.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or a 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.

SECTION 10: OTHER INFORMATION
SALE AND DISTRIBUTION OF THE CONTRACT
Effective March 15, 2024 Empower Financial Services, Inc. (“EFSI”) is the distributor and principal underwriter of the securities offered through this prospectus. EFSI was organized in 1984 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA). EFSI’s principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.
The Contract is offered on a continuous basis. EFSI may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, EFSI may offer the Contract directly to potential purchasers.
Prior to March 15, 2024, Prudential Investment Management Services LLC (PIMS), an indirect, wholly-owned subsidiary of Prudential Financial Inc., was the distributor and principal underwriter of the securities offered through this prospectus, PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Exchange Act, and is a member of FINRA. PIMS’ principal business address is 655 Broad Street, 19
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Floor, Newark, New Jersey 07102.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
In addition, in an effort to promote the sale of our products (which may include the placement of Empower and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or EFSI may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/ or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to EFSI. A list of firms that EFSI paid pursuant to such arrangements, if any, is provided in the SAI which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or EFSI and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Empower business units.

FINANCIAL STATEMENTS
The financial statements of Empower and the Separate Account are included in the SAI. For a free copy of the SAI, contact the Empower Care Center by calling (855) 756-4738, or writing to Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111.
LEGAL PROCEEDINGS
Empower is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. Empower may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Empower may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Empower, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Empower’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Empower’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Empower’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Empower’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Empower’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of EFSI to perform its contract with the Separate Account; or Empower’s ability to meet its obligations under the Contracts.
ASSIGNMENT
This Contract must be used to fund an IRA, and therefore you generally may not assign the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.
ADDITIONAL INFORMATION
Empower has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The SAI is available from Empower without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
HOW TO CONTACT US
You can contact the Empower Care Center by:
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calling (855) 756-4738 during our normal business hours, Monday—Friday between 7 a.m. – 9 p.m. Central Time, and Saturdays between 8 a.m. – 4:30 p.m. Central time, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

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writing to us via regular or express mail at 8515 East Orchard Road, Greenwood Village, CO 80111. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

∎	accessing information via internet website at www.empower.com.
You can obtain account information by calling our automated response system and at www.empower.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. Empower does not guarantee access to telephonic, facsimile, internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, internet or any other electronic means are unavailable or delayed. Empower reserves the right to limit, restrict or terminate telephonic, facsimile, internet or any other electronic transaction privileges at any time.

APPENDIX A: PORTFOLIO AVAILABLE UNDER THE CONTRACT
The following is the portfolio available under the Contract. More information about the portfolio is available in the prospectus for the portfolio, which may be amended from time to time. The prospectus for the portfolio can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. You can also request this information at no cost by calling (855) 756-4738.
The current expenses and performance information below reflects fee and expenses of the portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The portfolio’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	PORTFOLIO NAME AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)

Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard LifeStrategy Moderate Growth Fund Adviser: The Vanguard Group, Inc.	0.13%	15.49%	7.68%	6.09%

APP A-1

Empower Care Center
8515 East Orchard Road
Greenwood Village, CO 80111
This prospectus describes the important features of the Contract and provides information about Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the EAIC Variable Contract Account A (the “Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Contract, Empower and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call (855) 756-4738. We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
Ed. 05-2024
EDGAR CONTRACT IDENTIFIER: C000247285

Empower Retirement Security Annuity III
Empower Retirement Security Annuity VII
Empower Retirement Security Annuity IX
Statement Of Additional Information: May 1, 2024
The Empower Retirement Security Annuity III, Empower Retirement Security Annuity VII and the Empower Retirement Security Annuity IX (the “Contracts”) are flexible premium deferred annuities (the “Annuity” or “Contract”) offered by Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”), a stock life insurance company that is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“Great-West”). The Contracts are funded through the Empower Variable Contract Account A (the “Account”).
This Statement of Additional Information (“SAI”) is not a prospectus. The prospectuses for the Contracts contain information that you should consider before investing. To obtain copies of the prospectuses, without charge, you can write to the Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111, or contact us by telephone at (855) 756-4738. We do not incorporate by reference any information to this SAI. Capitalized terms used in the SAI that are not otherwise defined shall have the meanings given in the prospectuses for the Contracts.

FOR FURTHER INFORMATION CALL 1-855-756-4738 OR VISIT: WWW.EMPOWER.COM
Empower Retirement Security Annuity III Prospectus Dated: May 1, 2024
Empower Retirement Security Annuity VII Prospectus Dated: May 1, 2024
Empower Retirement Security Annuity IX Prospectus Dated: May 1, 2024
Statement of Additional Information Dated: May 1, 2024

Empower Annuity Insurance Company	Empower Care Center
280 Trumbull Street	8515 East Orchard Road
Hartford, CT 06103	Greenwood Village, Colorado 80111
Telephone: (860) 534-2000	Telephone: (855) 756-4738
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Company
Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts.
The Company was formerly known as the Prudential Retirement Insurance and Annuity Company (“PRIAC”). Until April 1, 2022, PRIAC was a subsidiary of Prudential Financial, Inc. (“PFI”).
On July 21, 2021, Great-West Life & Annuity Insurance Company (“Great-West”) and PFI announced a strategic transaction whereby, among other things, Great-West would acquire all of the outstanding shares of PRIAC (the “Transaction”). The Transaction closed April 1, 2022. Upon the closing of the Transaction, PRIAC, previously a subsidiary of PFI, became a subsidiary of Great-West.
On or about October 1, 2022: (1) Great West changed its name to Empower Annuity Insurance Company of America; and (2) PRIAC changed its name to Empower Annuity Insurance Company in its domicile state. The name change from PRIAC to Empower Annuity Insurance Company is not yet approved in all fifty states.
No related company has any legal responsibility to pay amounts that Empower may owe under the Contract. Among other things, this means if you begin taking Annual Guaranteed Withdrawal Amount payments under the IncomeFlex Target Benefit and the value of that benefit exceeds your current Contract Value, you would rely solely on the ability of Empower Annuity Insurance Company to make payments under that benefit out of its own assets.
EAIC Variable Contract Account A
EAIC Variable Contract Account A, also referred to as the “Separate Account,” was established by us under Connecticut Insurance Law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The Separate Account holds the assets that are associated with certain variable annuity contracts we offer.
The assets of the Separate Account are held in the name of Empower and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of Empower. Empower segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Empower conducts. However, all obligations under the Contracts are Empower’s general corporate obligations.
Principal Underwriter
Effective March 15, 2024, Empower Financial Services, Inc. (“EFSI”) offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, provided clearances to do so were obtained in any jurisdiction where such clearances were necessary.
Prior to March 15, 2024, Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, offered the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may have been lawfully sold. It may have also offered the Contract through licensed brokers and agents, provided clearances to do so were obtained in any jurisdiction where such clearances may have been necessary.
During 2023, 2022, and 2021, no payments were made to PIMS for its services as principal underwriter.
As discussed in the prospectus, EFSI may pay commissions to broker-dealers that sell the Contracts according to one or more schedules, and also may pay non-cash compensation. In addition, EFSI may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.
The Empower Retirement Security Annuity IX is only available to participants who actively participated in the IncomeFlex Target group annuity contract of their Retirement Plan who want to transfer or “roll over” their group
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annuity IncomeFlex Target account value to the IRA version of that Retirement Plan’s group annuity contract. Empower Retirement Security Annuity IX is currently open for investors to roll over their account value from the group annuity version of IncomeFlex Target in their plan and is currently accepting new contributions. Empower Annuity Insurance Company reserves the right to discontinue new and additional contributions to Empower Retirement Security Annuity IX at any time.
Payments Made To Promote Sale Of Our Products
In an effort to promote the sale of our products (which may include the placement of Empower or EFSI on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or EFSI may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or EFSI also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that EFSI may pay which are broadly defined as follows:
•Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Empower products that were sold through the firm (or its affiliated broker-dealers).
•Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Empower annuity products sold through the firm (or its affiliated broker-dealers).
•Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.
Other Service Providers
We generally conduct our operations through staff employed by us or entities we have contracted with as service providers. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Separate Account, with respect to the Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1905 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 215 County Avenue, Secaucus, NJ 07094; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines and ExlService South Africa (PTY) Ltd. located at 12th Floor, Portside Building,
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Bree Street, Cape Town, South Africa 8001; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; and Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai - 400097 India.
Determination Of Accumulation Unit Values
The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of an Accumulation Unit in each Sub-account will be determined by multiplying the value of an Accumulation Unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value (“NAV”) for fund shares by the NAV for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all Base Contract Expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of the fund held by that Sub-account by the NAV of each share, and adding the value of the dividends declared by the fund but not yet paid.
Misstatement of Age - Annuity Payments
If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
Misstatements And Corrections Affecting The IncomeFlex Target Benefit
If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.
Cyber Security And Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
5

Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the NAV with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
Federal Tax Status
Other Tax Rules
1. Diversification
The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.
2. Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.
3. Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.
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4. Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1∕2 years younger than you, there may be generation-skipping transfer tax consequences.
Financial Statements
The financial statements for the Company should be distinguished from the financial statements of the Separate Account, both of which are included herein, and should be considered only as a bearing upon the ability of the Company to meet its obligations under the Contract.
Independent Registered Public Accounting Firm
The financial statements and financial highlights for the year ended December 31, 2023 of each of the Sub-accounts of EAIC Variable Contract Account A of Empower Annuity Insurance Company have been included in this Statement of Additional Information in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, and in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the EAIC Variable Contract Account A’s independent registered public accounting firm.
Independent Auditor
The statutory-basis financial statements of Empower Annuity Insurance Company, included in this Statement of Additional Information in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
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FINANCIAL STATEMENTS OF

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS

December 31, 2023

	PORTFOLIOS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund	Vanguard Balanced Index Fund	PGIM 60/40 Allocation Fund

ASSETS
Investment in the portfolios, at fair value	$16,667,763	$17,638,095	$8,293,820	$28,073,854	$212,948,047	$102,709,280
Due from (due to) the Company	4	4	11	86	(4)	3,847
Purchase Payments Receivable	-	-	-	-	-	32,566
Receivable from fund shares Sold	1,730	1,769	1,465	197	6,137	-

Total Assets	16,669,497	17,639,868	8,295,296	28,074,137	212,954,180	102,745,693

LIABILITIES
Payables for fund shares Purchased	-	-	-	-	-	30,319
Redemptions Payable	1,730	1,769	1,465	197	6,137	2,247

Total Liabilities	1,730	1,769	1,465	197	6,137	32,566

Net Assets	16,667,767	17,638,099	8,293,831	28,073,940	212,948,043	102,713,127

NET ASSETS, representing:
Equity of Participants	$16,667,767	$17,638,099	$8,293,831	$28,073,940	$212,948,043	$102,713,127

	$16,667,767	$17,638,099	$8,293,831	$28,073,940	$212,948,043	$102,713,127

Units outstanding	780,082	899,135	503,737	1,043,046	11,862,200	6,920,225

Portfolio shares held	588,343	704,397	420,153	1,685,105	4,775,691	8,453,439
Portfolio net asset value per share	$28.33	$25.04	$19.74	$16.66	$44.59	$12.15
Investment in portfolio shares, at cost	$9,274,016	$8,032,462	$5,086,891	$23,855,749	$188,752,137	$95,835,215

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023	PORTFOLIOS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund	Vanguard Balanced Index Fund	PGIM 60/40 Allocation Fund

	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

INVESTMENT INCOME
Dividend income	$-	$-	$-	$656,872	$4,288,462	$2,813,386

EXPENSES
Charges for mortality and expense risk, and for administration	140,753	177,952	81,197	278,696	1,593,051	920,563

NET INVESTMENT INCOME (LOSS)	(140,753)	(177,952)	(81,197)	378,176	2,695,411	1,892,823

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	4,817,300	119,491
Net realized gain (loss) on shares redeemed	69,258	19,619	(42,698)	(130,928)	(41,753)	(1,523,064)
Net change in unrealized appreciation (depreciation) on investments	2,351,994	2,350,258	919,850	3,642,123	23,208,973	14,458,604

NET GAIN (LOSS) ON INVESTMENTS	2,421,252	2,369,877	877,152	3,511,195	27,984,520	13,055,031

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,280,499	$2,191,925	$795,955	$3,889,371	$30,679,931	$14,947,854

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2023

	PORTFOLIOS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund	Vanguard Balanced Index Fund	PGIM 60/40 Allocation Fund

	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

OPERATIONS
Net investment income (loss)	$(140,753)	$(177,952)	$(81,197)	$378,176	$2,695,411	$1,892,823
Capital gains distributions received	-	-	-	-	4,817,300	119,491
Net realized gain (loss) on shares redeemed	69,258	19,619	(42,698)	(130,928)	(41,753)	(1,523,064)
Net change in unrealized appreciation (depreciation) on investments	2,351,994	2,350,258	919,850	3,642,123	23,208,973	14,458,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,280,499	2,191,925	795,955	3,889,371	30,679,931	14,947,854

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,807,657	1,512,487	335,812	1,803,403	20,511,803	13,520,407
Participant loans	-	-	-	(17,463)	(176,676)	(41,197)
Participant loan repayments and interest	-	-	-	55,010	433,448	76,886
Surrenders, withdrawals and death benefits	(587,247)	(1,798,822)	(895,735)	(2,622,691)	(24,904,240)	(9,390,586)
Net transfers between other portfolios or fixed rate option	(423,507)	(17,477)	440,984	16	13,714	(8,214)
Other charges	-	(25)	-	(21,458)	(10,095)	(2,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	796,903	(303,837)	(118,939)	(803,183)	(4,132,046)	4,154,333

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,077,402	1,888,088	677,016	3,086,188	26,547,885	19,102,187

NET ASSETS
Beginning of year	13,590,365	15,750,011	7,616,815	24,987,752	186,400,158	83,610,940

End of year	$16,667,767	$17,638,099	$8,293,831	$28,073,940	$212,948,043	$102,713,127

Beginning units	742,434	918,220	511,369	1,072,245	12,067,307	6,628,508
Units issued	88,435	80,656	49,040	80,154	1,349,373	997,517
Units redeemed	(50,787)	(99,741)	(56,672)	(109,353)	(1,554,480)	(705,800)

Ending units	780,082	899,135	503,737	1,043,046	11,862,200	6,920,225

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2022

	PORTFOLIOS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund	Vanguard Balanced Index Fund	PGIM 60/40 Allocation Fund

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

OPERATIONS
Net investment income (loss)	$(101,085)	$(168,542)	$(83,613)	$227,903	$1,292,743	$1,350,579
Capital gains distributions received	-	-	-	-	1,661,628	2,557,571
Net realized gain (loss) on shares redeemed	(3,948)	(58,104)	(48,767)	(460,940)	(1,262,349)	(1,120,098)
Net change in unrealized appreciation (depreciation) on investments	(1,538,573)	(2,693,065)	(1,388,480)	(4,593,412)	(41,757,093)	(17,862,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,643,606)	(2,919,711)	(1,520,860)	(4,826,449)	(40,065,071)	(15,074,214)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,619,695	3,232,186	403,497	4,512,458	23,854,396	18,968,767
Participant loans	-	-	-	(80,303)	(160,150)	(27,539)
Participant loan repayments and interest	-	-	-	60,243	503,847	64,065
Surrenders, withdrawals and death benefits	(304,360)	(1,016,935)	(831,354)	(3,344,931)	(24,978,990)	(7,733,309)
Net transfers between other portfolios or fixed rate option	-	-	-	(16)	-	(90)
Other charges	-	(50)	(25)	(19,188)	(9,550)	(2,793)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,315,335	2,215,201	(427,882)	1,128,263	(790,447)	11,269,101

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,671,729	(704,510)	(1,948,742)	(3,698,186)	(40,855,518)	(3,805,113)

NET ASSETS
Beginning of year	9,918,636	16,454,521	9,565,557	28,685,938	227,255,676	87,416,053

End of year	$13,590,365	$15,750,011	$7,616,815	$24,987,752	$186,400,158	$83,610,940

Beginning units	446,085	794,112	536,292	1,020,288	12,042,588	5,789,598
Units issued	321,270	190,648	26,746	195,729	1,589,083	1,411,754
Units redeemed	(24,921)	(66,540)	(51,669)	(143,772)	(1,564,364)	(572,844)

Ending units	742,434	918,220	511,369	1,072,245	12,067,307	6,628,508

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS OF

EAIC VARIABLE CONTRACT ACCOUNT A

December 31, 2023

Note 1: General

EAIC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Empower Annuity Insurance Company (“EAIC”) (“the Company”). EAIC is a wholly-owned subsidiary of Empower Annuity Insurance Company of America. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of EAIC. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business EAIC may conduct.

Empower Retirement Security Annuity (“ERSA”)

Empower Retirement Security Annuity II (“ERSA II”)

Empower Retirement Security Annuity Ill (“ERSA Ill”)

Empower Retirement Security Annuity IV (“ERSA IV”)

Empower Retirement Security Annuity VI (“ERSA VI”)

Empower Retirement Security Annuity VII (“ERSA VII”)

Empower Retirement Security Annuity VII (“ERSA VIII”)

Empower Retirement Security Annuity VII (“ERSA IX”)

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401 (a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually, a “contract owner” and collectively, the “contract owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract owners may also make contributions to their retirement account.

The contracts offer the option to invest in various portfolios listed below, each of which invests in either the Advanced Series Trust, the PGIM Balanced Fund, the Vanguard Balanced Index Fund, or the PGIM 60/40 Allocation Fund (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding portfolio names are as follows:

AST Capital Growth Asset Allocation Portfolio

AST Balanced Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

PGIM Balanced Fund

Vanguard Balanced Index Fund

PGIM 60/40 Allocation Fund

There were no mergers during the period ended December 31, 2023.

The Advanced Series Trust is an open-end management investment company, and each portfolio of the Advanced Series Trust is managed by affiliates of EAIC. The PGIM Balanced

Note 1: General (continued)

Fund and the PGIM 60/40 Allocation Fund are diversified open-end balanced mutual funds managed by PGIM Investments LLC (“PGIM Investments”). The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc.

Each portfolio of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. Generally, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3: Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Note 3: Fair Value Measurements (continued)

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2023, management determined that the fair value inputs for all of the Account’s investments, which are investments in open-end mutual funds registered with the SEC, were considered Level 1.

Note 4: Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2023, were as shown below.

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$1,806,453	$1,150,303
AST Balanced Asset Allocation Portfolio	1,682,456	2,164,246
AST Preservation Asset Allocation Portfolio	787,360	987,499
PGIM Balanced Fund	1,388,336	2,470,230
Vanguard Balanced Index Fund	17,070,175	22,795,272
PGIM 60/40 Allocation Fund	13,857,684	10,627,496

Note 6: Financial Highlights

EAIC sells a number of retirement products that are funded through the Account. The contracts have unique combinations of features and fees that are charged against the assets in each portfolio. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by EAIC and funded through the Account. Only contracts within the Account that had contract owner units outstanding during the respective periods were considered when

Note 6: Financial Highlights (continued)

determining the ranges, which exclude EAIC’s position in the Account. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available options offered by EAIC.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return Ratio*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2023	588	$20.95	to	$21.45	$16,668	0.00%	0.95%	to	1.45%	16.40%	to	16.98%
December 31, 2022	742	$18.00	to	$18.33	$13,590	0.00%	0.95%	to	1.45%	-18.10%	to	-17.69%
December 31, 2021	446	$21.98	to	$22.27	$9,919	0.00%	0.95%	to	1.45%	15.29%	to	15.87%
December 31, 2020	428	$19.06	to	$19.22	$8,222	0.00%	0.95%	to	1.45%	11.79%	to	12.35%
December 31, 2019	375	$16.00	to	$17.11	$6,418	0.00%	0.95%	to	1.95%	7.44%	to	20.49%

	AST Balanced Asset Allocation Portfolio
December 31, 2023	704	$19.32	to	$19.78	$17,638	0.00%	0.95%	to	1.45%	14.10%	to	14.67%
December 31, 2022	918	$16.94	to	$17.25	$15,750	0.00%	0.95%	to	1.45%	-17.46%	to	-17.05%
December 31, 2021	794	$20.52	to	$20.80	$16,455	0.00%	0.95%	to	1.45%	11.22%	to	11.78%
December 31, 2020	748	$18.45	to	$18.61	$13,882	0.00%	0.95%	to	1.45%	10.16%	to	10.71%
December 31, 2019	807	$15.72	to	$16.81	$13,550	0.00%	0.95%	to	1.95%	6.82%	to	17.70%

	AST Preservation Asset Allocation Portfolio
December 31, 2023	420	$16.17	to	$16.55	$8,294	0.00%	0.95%	to	1.45%	10.17%	to	10.72%
December 31, 2022	511	$14.67	to	$14.95	$7,617	0.00%	0.95%	to	1.45%	-16.83%	to	-16.42%
December 31, 2021	536	$17.64	to	$17.88	$9,566	0.00%	0.95%	to	1.45%	4.71%	to	5.24%
December 31, 2020	448	$16.85	to	$16.99	$7,597	0.00%	0.95%	to	1.45%	7.51%	to	8.05%
December 31, 2019	380	$14.71	to	$15.73	$5,968	0.00%	0.95%	to	1.95%	5.73%	to	13.09%

	PGIM Balanced Fund
December 31, 2023	1,685	$25.36	to	$28.43	$28,074	2.51%	1.00%	to	1.15%	15.74%	to	15.91%
December 31, 2022	1,072	$21.91	to	$24.53	$24,988	1.96%	1.00%	to	1.15%	-17.01%	to	-16.89%
December 31, 2021	1,020	$26.41	to	$29.51	$28,686	1.63%	1.00%	to	1.15%	13.40%	to	13.57%
December 31, 2020	999	$23.29	to	$25.99	$24,895	1.60%	1.00%	to	1.15%	7.87%	to	8.03%
December 31, 2019	969	$19.34	to	$24.05	$22,531	1.19%	1.00%	to	1.65%	7.23%	to	18.25%

	Vanguard Balanced Index Fund
December 31, 2023	4,776	$17.03	to	$22.37	$212,948	2.15%	1.00%	to	1.20%	16.18%	to	16.42%
December 31, 2022	12,067	$14.59	to	$19.26	$186,400	1.81%	1.15%	to	1.20%	-17.86%	to	-17.81%
December 31, 2021	12,043	$17.75	to	$23.44	$227,256	1.46%	1.15%	to	1.20%	12.84%	to	12.90%
December 31, 2020	2,496	$20.49	to	$20.78	$51,864	1.81%	1.20%	to	1.30%	14.90%	to	27.40%
December 31, 2019	3,408	$17.83	to	$17.83	$60,776	2.25%	1.30%	to	1.30%	20.22%	to	20.22%

	PGIM 60/40 Allocation Fund
December 31, 2023	8,453	$14.80	to	$15.18	$102,713	3.14%	1.00%	to	1.15%	17.75%	to	17.75%
December 31, 2022	6,629	$12.57	to	$12.89	$83,611	2.67%	1.00%	to	1.15%	-16.60%	to	-16.48%
December 31, 2021	5,790	$15.04	to	$15.44	$87,416	7.37%	1.00%	to	1.15%	15.04%	to	15.21%
December 31, 2020	3,733	$13.06	to	$13.40	$48,883	2.31%	1.00%	to	1.15%	9.42%	to	9.59%
December 31, 2019	1,889	$11.11	to	$12.23	$22,630	2.97%	1.00%	to	1.65%	9.29%	to	20.86%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values.

Note 6: Financial Highlights (continued)

The recognition of investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which the portfolio invests.
**

These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***

These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a portfolio which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Portfolios with a date notation indicate the effective date of that portfolio in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2023, or from the effective date of the portfolio through the end of the reporting period.

Note 7: Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to EAIC.

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units, as detailed in the respective prospectuses. Fees and charges may be reduced or eliminated for certain contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge - The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each portfolio. The following are the maximum insurance and administrative charges of the respective products, each funded through the Account. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed on the Statement of Operations in Charges for mortality and expense risk, and for administration.

ERSA and ERSA II: 1.60%

ERSA Ill and ERSA VII: 1.75%

ERSA IV: 1.75% for Plan Type A, 1.50% for Plan Type B

ERSA VI: 1.50%

ERSA VIII: 0.00%

ERSA IX: 0.00%

Contract Maintenance Charge - A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Note 7: Charges and Expenses (continued)

Guaranteed Benefit Charges - Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named lncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the lncomeFlex benefit for the lifetime of an eligible spouse.

For the ERSA, ERSA II and ERSA VIII, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each portfolio. The maximum charge for the standard lncomeFlex benefit is 1.45%. The maximum additional charge for the Spousal lncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%.

For ERSA III, ERSA IV, ERSA VI, ERSA VII, and ERSA IX there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charges for lncomeFlex for the respective products are as follows:

ERSA Ill: 1.50%

ERSA IV: 1.50% for Plan Type A and Plan Type B

ERSA VI: 1.50%

ERSA VII: 1.50%

ERSA VIII: 1.45%

ERSA IX: 1.50%

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed on the Statement of Operations in Charges for mortality and expense risk, and for administration.

Transfer Fee - A fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived. This charge is a contract level charge assessed through the redemption of units within Net transfers between other portfolios or fixed rate option on the Statements of Changes in Net Assets.

Premium Taxes - Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations. This charge is a contract level charge assessed through the redemption of units within Other charges on the Statements of Changes in Net Assets.

Participant Loan Charges - For ERSA IV, EAIC charges a loan application fee, the greatest of which currently is $100, which is deducted from the participant account at the time the loan is initiated. EAIC also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in ERSA IV. This charge is a contract level charge assessed through the redemption of units.

For ERSA VI, EAIC charges a loan application fee, the greatest of which currently is $50, which is deducted from the participant account at the time the loan is initiated. EAIC also charges a loan maintenance fee, the greatest of which currently is $25 per year for record

Note 7: Charges and Expenses (continued)

keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly within Other charges on the Statements of Changes in Net Assets.

Note 8: Other

Contractholder net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Participant loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contract owners to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are amounts that contract owners have directed to be moved among portfolios within the separate account, in addition to permitted transfers to and from the general account group annuity stable value products.

Net transfers between other portfolios or fixed rate option are amounts that contract owners have directed to be moved among portfolios within the separate account, in addition to permitted transfers to and from the general account group annuity stable value products.

Other charges are contract level charges assessed through the redemption of units as described in Note 7, Charges and Expenses.

Due from (due to) the Company represents the amount the Company may owe to or expect to receive from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a due from or (due to) the Company. The due from (due to) has no effect on the contract owner’s account or the related unit value.

Note 9: Subsequent Events

Management has reviewed all events subsequent to December 31, 2023, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 15, 2024. No subsequent events requiring adjustments or disclosures have occurred.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Empower Annuity Insurance Company and the Contract Owners of EAIC Variable Contract Account A

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the portfolios listed in Appendix A of EAIC Variable Contract Account A (the “Separate Account”) as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the portfolios constituting the Separate Account as of December 31, 2023, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended December 31, 2021 were audited by other auditors, whose report, dated April 13, 2022, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 15, 2024

We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

Appendix A – List of Portfolios of EAIC Variable Contract Account A

AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
PGIM Balanced Fund
Vanguard Balanced Index Fund
PGIM 60/40 Allocation Fund

Empower Annuity Insurance Company, (A wholly-owned subsidiary of Empower Annuity Insurance Company of America)

Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2023 and 2022 and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2023 and Independent Auditor’s Report

1

Financial Statements and Supplementary Data

2

Deloitte & Touche LLP
1601 Wewatta Street
Suite 400
Denver, CO 80202-3492
USA

Tel: +1 303-292-5400
Fax: +1 303-312-5400
INDEPENDENT AUDITOR’S REPORT	www.deloitte.com

To the Audit Committee of

Empower Annuity Insurance Company of America

Greenwood Village, Colorado

Opinions

We have audited the statutory-basis financial statements of Empower Annuity Insurance Company (the “Company”) (a wholly-owned subsidiary of Empower Annuity Insurance Company of America), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2023 and 2022, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Predecessor Auditor’s Opinion on 2021 Statutory-Basis Financial Statements

The statutory-basis financial statements of the Company for the year ended December 31, 2021, were audited by other auditors whose report, dated April 7, 2022, expressed an opinion that those statutory-basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1 to the statutory-basis financial statements.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Connecticut Insurance Department. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2023 audit was conducted for the purpose of forming an opinion on the 2023 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the summary investment schedule, the supplemental investment risk interrogatories, and the supplemental schedule regarding reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2023, are presented for purposes of additional analysis and are not a required part of the 2023 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2023 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2023 statutory-basis financial statements as a whole.

April 4, 2024

EMPOWER ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2023 and 2022

(In Thousands, Except Share Amounts)

	December 31,
	2023	2022

Admitted assets:

Cash and invested assets:

Bonds	$ 19,235,665	$ 21,711,551

Common stock	5,150	5,150

Mortgage loans (net of allowances of $58,755 and $611)	4,596,720	4,663,515

Cash, cash equivalents and short-term investments	930,728	566,731

Derivatives	47,912	132,656

Other invested assets	210,070	39,208

Total cash and invested assets	25,026,245	27,118,811

Investment income due and accrued	170,103	191,838

Due from affiliates	102,663	—

Other assets	128,756	382,941

Assets from separate accounts	66,578,025	55,672,515

Total admitted assets	$ 92,005,792	$ 83,366,105

See notes to statutory financial statements.	Continued

6

EMPOWER ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

December 31, 2023 and 2022

(In Thousands, Except Share Amounts)

	December 31,
	2023	2022

Liabilities, capital and surplus:

Liabilities:

Liability for deposit-type contracts	$ 21,210,327	$ 22,603,273

Reserves for life insurance and annuities	251,974	235,856

Asset valuation reserve	155,553	106,073

Current federal income tax payable	3,610	31,164

Interest maintenance reserve	—	38,598

Due to parent and affiliates (1)	31,561	22,922

Derivatives	30,978	93,049

Funds held or deposited with reinsured companies	2,618,279	2,757,840

Other liabilities (1)	188,320	282,149

Liabilities from separate accounts	66,578,025	55,672,357

Total liabilities	91,068,627	81,843,281

Commitments and contingencies (see Note 13)

Capital and surplus:

Common stock, $100 par value; 30,000 shares authorized 25,000 shares issued and outstanding	2,500	2,500

Gross paid in and contributed surplus	943,498	943,498

Unassigned surplus	(8,833)	576,826

Total capital and surplus	937,165	1,522,824

Total liabilities, capital and surplus	$ 92,005,792	$ 83,366,105

(1) Prior period amounts have been updated to conform to current period presentation.

See notes to statutory financial statements.	Concluded

7

EMPOWER ANNUITY INSURANCE COMPANY

Statutory Statements of Operations

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021
Income:

Premium income and annuity consideration	$778,816	$1,006,703	$1,744,223

Net investment income	883,552	850,225	701,698

Reserve adjustment for reinsurance ceded	(137,811)	—	—

Income from separate account investment management fees	309,947	310,612	360,259

Other income	280,343	314,161	301,829

Total income	2,114,847	2,481,701	3,108,009

Expenses:

Annuity benefits	26,117	33,893	914,680

Surrenders benefits	903,059	697,237	805,195

Interest on contracts on deposit-type contract funds	593,733	605,870	595,169

Increase (decrease) in aggregate reserves for life policies and contracts	16,118	23,028	(173,238)

Total benefits (1)	1,539,027	1,360,028	2,141,806

Commissions	3,037	3,712	11,278

Net transfers from (to) separate accounts	(239,354)	272,472	71,011

Other insurance expenses	671,874	661,629	491,738

Total benefit and expenses	1,974,584	2,297,841	2,715,833

Net gain from operations before federal income taxes and net realized capital gains (losses)	140,263	183,860	392,176

Federal income tax expense	49,883	43,512	24,945

Net gain from operations before net realized capital gains (losses)	90,380	140,348	367,231

Net realized capital (losses) gains, less tax benefits ($27,627), ($11,797) and ($39,128), and transfers to interest maintenance reserve	(103,935)	(76,852)	102,979

Net (loss) income	$(13,555)	$63,496	$470,210

(1) Prior period amounts have been updated to conform to current period presentation.

8

EMPOWER ANNUITY INSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021

Capital and surplus, beginning of year	$1,522,824	$1,495,240	$1,156,959

Net (loss) income	(13,555)	63,496	470,210

Dividends to stockholder	(459,000)	(150,000)	—

Change in net unrealized capital losses, net of income taxes	(20,283)	(171,232)	(94,058)

Change in net deferred income taxes	78,535	145,849	(63,162)

Change in non-admitted assets	(69,881)	(183,294)	6,644

Change in valuation method	—	—	(78,000)

Cumulative effect of change in account principles	—	—	50,153

Change in asset valuation reserve	(49,480)	119,637	49,854

Change in surplus as a result of reinsurance	(51,995)	269,392	284

Other changes, net	—	(66,264)	(3,644)

Net change in capital and surplus for the year	(585,659)	27,584	338,281

Capital and surplus, end of year	$937,165	$1,522,824	$1,495,240

See notes to statutory financial statements.

9

EMPOWER ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

	Year Ended December 31,
	2023	2022	2021
Operating activities:

Premium income, net of reinsurance	$778,816	$1,024,040	$1,862,442

Investment income received, net of investment expenses paid	979,381	873,915	740,711

Other miscellaneous income received	538,294	551,613	582,091

Net transfers from (to) separate accounts	239,375	(270,948)	(70,783)

Benefit and loss related payments, net of reinsurance	(1,043,451)	(767,680)	(1,936,271)

Federal income taxes (paid) received, net	(16,220)	25,759	(11,595)

Commissions, other expenses and taxes paid	(669,427)	(690,710)	(402,715)

Net cash provided by operating activities	806,768	745,989	763,880

Investing activities:

Proceeds from investments sold, matured or repaid:

Bonds	3,444,453	3,744,289	8,911,894

Stocks	—	691	16,144

Mortgage loans	569,399	379,655	3,125,082

Other invested assets	9,101	125	284,977

Miscellaneous proceeds	(79)	111,568	55,006

Cost of investments acquired:

Bonds	(1,045,598)	(3,576,156)	(10,724,489)

Stocks	—	—	(158)

Mortgage loans	(541,250)	(195,600)	(2,347,552)

Other invested assets	(218,021)	(16,381)	(27,573)

Miscellaneous applications	(20,852)	(3,075)	(98,225)

Net cash provided by (used in) investing activities	2,197,153	445,116	(804,894)

Financing and miscellaneous activities:

Dividends to stockholder	(459,000)	(150,000)	—

Net (withdrawals) deposits on deposit-type contracts and other insurance liabilities	(1,986,680)	(906,397)	74,089

Other	(194,244)	(489,364)	202,019

Net cash (used in) provided by financing and miscellaneous activities	(2,639,924)	(1,545,761)	276,108

Net increase (decrease) in cash, cash equivalents and short-term investments	363,997	(354,656)	235,094

Cash, cash equivalents and short-term investments and restricted cash:

Beginning of year	566,731	921,387	686,293

End of year	$930,728	$566,731	$921,387

10

EMPOWER ANNUITY INSURANCE COMPANY

Statutory Statements of Cash Flows

Years Ended December 31, 2023, 2022 and 2021

(In Thousands)

The Statutory Statement of Cash Flows excludes the following non-cash operating, investing and financing transactions:

	Years Ended December 31,
	2023	2022	2021

Capitalization of deferred gains related to reinsurance transactions with non-affiliates	—	269,392	—

Reinsurance transactions with a non-affiliate	—	71,625	—

Net asset and liability transfer due to novation	—	65,404	—

Transfer of other invested assets to an affiliate	—	—	68,701

11

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Empower Annuity Insurance Company (“EAIC” or the “Company”) is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAICA”). EAICA is a direct wholly owned subsidiary of Empower Holdings, Inc. (“EHI”), a holding company formed in 1998. EHI is a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC (“Lifeco US”) and an indirectly wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The Company is incorporated as a stock life insurance company in the state of Connecticut and is subject to regulation by the Connecticut Insurance Department (the “CT Department”). The Company is authorized to engage in the sale of life insurance, accident and health insurance and annuity products in the state of Connecticut.

On July 21, 2021, Prudential Financial, Inc. (“PFI”) entered into an agreement with EAICA pursuant to which PFI agreed to sell to EAICA its full service retirement business written by the Company and its parent, Prudential Insurance Company of America (“Prudential Insurance” or “PICA”), primarily through a combination of (i) the sale of all of the outstanding equity interests of certain legal entities, including the Company; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts (“the Prudential acquisition”). The transaction closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions.

The Prudential acquisition pertains exclusively to the full-service business written by the Company and therefore excludes any contractual rights and obligations, assets, liabilities and surplus associated with any non-full service business written by the Company (the “Excluded Business”). This population of Excluded Business primarily consisted of the Company’s Institutional Investment Products which includes Longevity Risk Transfer (“LRT”) business products, Guaranteed Cost and Pripar contracts (“PRT” business) and certain separate accounts.

In order to exclude these assets from the sale of the Company, the Company novated, through assumption reinsurance the rights and obligations, assets, liabilities and surplus associated with any Excluded Business prior to the close of the sale. The LRT Excluded Business was novated effective December 31, 2021 subsequent to all necessary policyholder and regulator approvals. The impact of the novation on the Company was a decrease in assets of $258,622, a decrease in liabilities of $257,333 and a decrease in surplus of $1,289. The PRT and separate account components of the Excluded Business novated on February 1, 2022. The impact that the PRT and separate account novation had on the Company upon novation in 2022 was a decrease in assets of $6,834,464, a decrease in liabilities of $6,769,060 and a decrease in surplus of $65,404.

On August 1, 2022, in an effort to further strengthen recognition and customer alignment with the Empower brand, Prudential Retirement Insurance and Annuity Company changed its name to Empower Annuity Insurance Company.

The Company provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations.

The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.

Accounting policies and use of estimates

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CT Department. The State of Connecticut requires that insurance companies domiciled in the State of Connecticut prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviations prescribed or permitted by the CT Department (“Connecticut SAP”).

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant of these differences are as follows:

•

Bonds, including loan-backed and structured securities (collectively referred to as “bonds”), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners (“NAIC”) designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

12

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•

As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of adjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

•

As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on loan-backed and structured securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•

Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•

Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•

Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned deficit, whereas under GAAP deferred taxes are included in the determination of net income.

•

Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

13

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•

For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•

Aggregate reserves for life policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•

Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•

Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•

Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•	Comprehensive income and its components are not presented in the statutory financial statements.

•

The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•

For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•

For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

Significant Statutory Accounting Policy

Investments

Investments are reported as follows:

•	In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

14

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•

Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the structured securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade-date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make- whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision.

•

Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses). The Company holds one (1) Securities Valuation Office (“SVO”)-Identified bond ETF reported on Schedule D-1. This ETF is reported at fair value, and the Company has made an irrevocable decision to hold this one ETF at systematic value.

•

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

•

Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Nonrefundable prepayment penalty and origination fees are recognized in net investment income upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above-mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•

Limited partnership interests are included in other invested assets and are accounted for using net asset value per share (“NAV”) as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minority equity interest and no significant influence over the entity’s operations.

15

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•	Residual tranches or interests are included in other invested assets and are carried at the lower of amortized cost or fair value.

•

Common stocks, other than stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•

Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.

•

The Company enters into reverse repurchase agreements with third party broker-dealers for the purpose of enhancing the total return on its investment portfolio. The repurchase trading strategy involves the purchase of securities, with a simultaneous agreement to resell similar securities at a future date at an agreed-upon price. Securities purchased under these agreements are accounted for as secured borrowings, and are reported at amortized cost in cash, cash equivalents and short-term investments.

Under these tri-party repurchase agreements, the designated custodian takes possession of the underlying collateral on the Company’s behalf, which is required to be cash or government securities. The fair value of the securities is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. The collateral cannot be sold or repledged and has not been recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

•

The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

•	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•	The length of time for which the estimated fair value has been below cost;

•	Downgrade of a bond investment by a credit rating agency;

•	Deterioration of the financial condition of the issuer;

•	The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

•	Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For loan-backed and structured securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For bonds not backed by other loans or assets, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized

16

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/ dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

○	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

○

Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

17

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate floor and equity options, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, and futures on equity indices. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed lifetime withdrawal benefit (“GLWB”) liability, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (d) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Securities pledged to the Company generally consist of U.S. government securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Net investment income

Interest income from bonds is recognized when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus.

18

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Due to/from parent and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand. Due to/from parent and affiliates include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S.

Funds held or deposited with reinsured companies

Funds held by reinsurers are receivables from ceding entities. Interest earned on the funds withheld receivable are included as a component of miscellaneous income.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Policy and contract claims include provisions for reported life claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving (“PBR”) methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, fee income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Life insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in fee income or other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Income Taxes

Due to the Prudential acquisition, the Company no longer files a consolidated federal income tax return with Prudential Financial. The Company filed a separate federal income tax return beginning on April 1, 2022. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP No. 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted deferred tax asset (“DTA”). In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes.

19

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

2. Recently Adopted Accounting Pronouncements

In 2023, the Statutory Accounting Principles Working Group (“SAPWG”) adopted as final, a new concept Issue Paper No. 167 - Derivatives and Hedging. This issued paper details the historical actions of the authoritative guidance resulting in new SAP concepts within SSAP No. 86 - Derivatives related to a) hedge documentation and initial assessment efficiencies, b) hedge effectiveness and measurement methods for excluded components and c) portfolio layer method and partial term hedging. As the statutory accounting guidance has already been adopted, the issue paper adoption is for historical documentation and does not change authoritative guidance. The adoption of this concept in March 2023 did not have a material effect on the Company’s financial statements.

In 2023, the SAPWG adopted as final, a new concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve. This interpretation provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to 10% of adjusted capital and surplus. It will be effective until December 31, 2025, and automatically nullified on January 1, 2026, but the effective date can be adjusted (e.g., nullified earlier or extended). The Company adopted this guidance in August 2023 and the admitted net negative (disallowed) IMR is reflected within other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

In 2023, the SAPWG adopted as final, a new concept 2019-21 Bond Definition. This adoption revises SSAP No. 26R - Bonds and SSAP No. 43R - Loan-Backed and Structured Securities for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. This concept was adopted in August 2023 with a January 1, 2025 effective date. The Company is currently evaluating the effects on its financial statements and footnote disclosures of the future implementation of the concept.

In 2023, the SAPWG adopted as final, a new concept 2023-17: Short-Term Investments under SSAP No. 2R - Cash, Cash Equivalents, Drafts, and Short-Term investments. This INT further restricts the investments that are permitted for cash equivalent and short-term investment reporting. The revisions also exclude all Schedule BA: Other Long-Term Investments and mortgage loans. The Company adopted this concept in December 2023 with a January 1, 2025 effective date, to coincide with the bond project noted above. The Company is currently evaluating the effects on its financial statements and footnote disclosures of the future implementation of the concept.

In 2020, the NAIC revised SSAP No. 32, Preferred Stock. The revisions update the definitions as well as measurement, dividend and impairment guidance for preferred stock and clarify the application of SSAP No. 32 in conjunction with SSAP No. 48 and SSAP No. 97. The Company adopted the revised guidance for the period starting on January 1, 2021. The adoption of this guidance did not have a material impact to the Company.

In 2022, the SAPWG adopted updated, summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities in SSAP No. 43R – Loan-Backed and Structured Securities. This guidance continues to refer users to the detailed financial modeling guidance in the Purposes and Procedures Manual of the Investment Analysis Office, and was adopted on April 1, 2022. The adoption of this standard did not have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business, the Company enters into agreements with related parties whereby it provides and/or receives recordkeeping services, investment advisory services, distribution and administrative services, and marketing services. The following table presents revenue earned, expenses incurred and expense reimbursement from related parties for services provided and/or received pursuant to these service agreements. These amounts, in accordance with the terms of the contracts, are based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

The Company operates under service, lease and investment advisory agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Empower Retirement, LLC. The Company’s general and administrative expenses are charged to the Company using allocation methodologies based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

During the years ended December 31, 2023 and 2022, the Company contributed $90,885 and $0 to partnership funds controlled by Great-West Lifeco, Inc., respectively. The total invested amount in these partnerships as of December 31, 2023 was $9,345. The remaining Company commitments for these partnership funds through subsequent years total $594,115.

20

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes amounts due from affiliates:

			December 31,
Related party	Indebtedness	Due date	2023	2022
Empower Retirement, LLC	On account	On demand	$102,663	$—

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2023	2022
Empower Retirement, LLC	On account	On demand	29,483	6,049
EAICA	On account	On demand	—	14,418
Other related party payables	On account	On demand	2,078	2,455

Total			$31,561	$22,922

4. Summary of Invested Assets

Investments in bonds consist of the following:

	December 31, 2023
	Book/adjusted carrying value	Fair value greater than book/ adjusted carrying value	Fair value less than book/ adjusted carrying value	Fair value
U.S. government	$115,766	$49	$9,201	$106,614
All other governments	351,875	1,084	29,056	323,903
U.S. states, territories and possessions	15,976	611	3	16,584
Political subdivisions of states and territories	8,263	549	—	8,812
Special revenue and special assessments	126,379	10,122	97	136,404
Industrial and miscellaneous	13,974,685	38,111	889,972	13,122,824
SVO identified funds	340,053	—	68,178	271,875
Loan-backed and structured securities	4,302,668	5,243	192,008	4,115,903

Total bonds	$19,235,665	$55,769	$1,188,515	$8,102,919

21

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2022
	Book/adjusted carrying value	Fair value greater than book/ adjusted carrying value	Fair value less than book/ adjusted carrying value	Fair value
U.S. government	$110,459	$32	$11,584	$98,907
All other governments	352,449	113	36,845	315,717
U.S. states, territories and possessions	31,244	497	216	31,525
Political subdivisions of states and territories	8,256	448	—	8,704
Special revenue and special assessments	131,821	8,785	210	140,396
Industrial and miscellaneous	15,884,710	9,939	1,394,864	14,499,785
Hybrid securities	217	210	—	427
SVO identified funds	334,713	—	75,687	259,026
Loan-backed and structured securities	4,857,682	15,360	317,603	4,555,439

Total bonds	$21,711,551	$35,384	$1,837,009	$19,909,926

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2023
	Book/adjusted carrying value	Fair value
Due in one year or less	$1,919,761	$1,833,979
Due after one year through five years	10,192,170	9,505,280
Due after five years through ten years	2,636,997	2,453,264
Due after ten years	627,848	638,273
Loan-backed and structured securities	4,302,668	4,115,903

Total bonds	$19,679,444	$18,546,699

Loan-backed and structured securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2023	2022	2021
Consideration from sales	$1,578,568	$2,376,610	$5,167,669
Gross realized gains from sales	2,415	5,986	227,468
Gross realized losses from sales	31,654	88,578	44,419

22

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Unrealized losses on bonds

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2023
	Less than twelve months		Twelve months or longer		Total

Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$1,772	$44	$96,910	$9,157	$98,682	$9,201
All other governments	6,671	55	290,930	29,001	297,601	29,056
U.S. states, territories and possessions	—	—	1,062	3	1,062	3
Special revenue and special assessments	—	—	6,423	97	6,423	97
Industrial and miscellaneous	160,173	2,386	11,387,116	967,075	11,547,289	969,461
SVO identified funds	—	—	271,875	68,178	271,875	68,178
Loan-backed and structured securities	218,142	43,200	3,472,366	193,245	3,690,508	236,445

Total bonds	$386,758	$45,685	$15,526,682	$1,266,756	$15,913,440	$1,312,441

Total number of securities in an unrealized loss position		79		1,236		1,315

	December 31, 2022
	Less than twelve months		Twelve months or longer		Total

Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$92,679	$11,212	$3,498	$372	$96,177	$11,584
All other governments	189,738	19,834	124,370	17,010	314,108	36,844
U.S. states, territories and possessions	16,129	217	—	—	16,129	217
Special revenue and special assessments	6,560	210	—	—	6,560	210
Industrial and miscellaneous	6,737,726	435,895	6,814,427	1,083,152	13,552,153	1,519,047
Hybrid securities	4,520	157	114,087	25,150	118,607	25,307
SVO identified funds	—	—	259,026	75,687	259,026	75,687
Loan-backed and structured securities	3,372,473	197,117	1,152,351	109,784	4,524,824	306,901

Total bonds	$10,419,825	$664,642	$8,467,759	$1,311,155	$18,887,584	$1,975,797

Total number of securities in an unrealized loss position		1,075		575		1,650

Bonds - Total unrealized losses decreased by ($663,356), or (34%), from December 31, 2022 to December 31, 2023. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower rates at December 31, 2023 compared to December 31, 2022.

Total unrealized losses greater than twelve months decreased by ($44,399) from December 31, 2022 to December 31, 2023. Industrial and miscellaneous account for 76%, or $967,075 of the unrealized losses greater than twelve months at December 31, 2023. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Loan-backed and structured securities account for 15%, or $193,245, of the unrealized losses greater than twelve months at December 31, 2023. Of the $193,245 of unrealized losses over twelve months on loan-backed and structured securities, 96% or $186,242 are securities which continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

23

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Loan-backed and structured securities

The Company had a concentration in loan-backed and structured securities of 17% of total invested assets at December 31, 2023 and 2022.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $4,468 and $1,459 as of December 31, 2023 and 2022, respectively. The Company was not required to pledge collateral related to these derivatives as of December 31, 2023 and 2022, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2023 the fair value of assets that could be required to settle the derivatives in a net liability position was $4,468.

At December 31, 2023 and 2022, the Company had pledged $28,858 and $128,044, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $62,494 and $172,710 unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements.

At December 31, 2023 and 2022, the Company had pledged U.S. Treasury notes in the amount of $5,465 and $19,988, respectively, with a broker as collateral for futures contracts.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt security investments and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: interest rate swaps, treasury interest rate futures, and interest rate floors. Certain of the Company’s OTC derivatives are cleared and settled through the central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures and options on equity indices to offset changes in guaranteed lifetime withdrawal benefit liabilities; however, they are not eligible for hedge accounting.

24

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments:

	December 31, 2023
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$2,154,172	$37,138	$45,865

Total derivatives designated as hedges	$2,154,172	$37,138	$45,865

Derivatives not designated as hedges:
Interest rate swaps	$187,300	$(19,645)	$(19,645)
Futures on equity indices	47,593	5,465	113
Foreign currency forwards	25,345	(559)	(559)

Total derivatives not designated as hedges	$260,238	$(14,739)	$(20,091)

Total cash flow hedges and derivatives not designated as hedges	$2,414,410	$22,399	$25,774

(1)   The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

	December 31, 2022
	Notional amount	Net book/ adjusted carrying value (1)	Fair value
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Cross-currency swaps	$2,613,643	$132,472	$166,261

Total derivatives designated as hedges	$2,613,643	$132,472	$166,261

Derivatives not designated as hedges:
Interest rate swaps	$551,000	$(92,505)	$(92,505)
Futures on equity indices	310,635	19,988	1,471
Foreign currency forwards	24,807	(359)	(359)

Total derivatives not designated as hedges	$886,442	$(72,876)	$(91,393)

Total cash flow hedges and derivatives not designated as hedges	$3,500,085	$59,596	$74,868

(1)   The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

25

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus
	Year Ended December 31,
	2023	2022	2021
Derivatives not designated as hedging instruments:
Interest rate swaps	$57,559	$(88,257)	$(64,294)
Interest rate swaptions	—	(56)	(9,959)
Credit default swaps	—	—	113
Total return swaps	—	—	669
Cross-currency swaps	—	—	55,987
Futures on equity indices	(8,083)	5,773	1,278
Interest rate futures	—	(366)	1,095
Equity options	—	—	(189)
Foreign currency forwards	(158)	(284)	18,769

Total	$49,318	$(83,190)	$3,469

Restricted Assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2023
	Gross (Admitted & Non-admitted) Restricted									Percentage

Restricted Asset Category:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

FHLB capital stock	$5,150	$—	$—	$—	$5,150	$5,150	$—	$—	$5,150	0.00%	0.00%

On deposit with states	7,029	—	—	—	7,029	7,062	(33)	—	7,029	0.01%	0.01%

Pledged as collateral not captured in other categories:

Futures margin deposits	5,465	—	—	—	5,465	19,988	(14,523)	—	5,465	0.01%	0.01%

Derivative cash collateral	29,735	—	—	—	29,735	203,890	(174,155)	—	29,735	0.03%	0.03%

Currency swaps	—	—	(11)	—	(11)	438	(449)	—	(11)	0.00%	0.00%

Other restricted assets	902	—	—	—	902	1,097	(195)	—	902	0.00%	0.00%

Total Restricted Assets	$48,281	$—	$(11)	$—	$48,270	$237,625	$(189,355)	$—	$48,270	0.05%	0.05%

26

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2022
	Gross (Admitted & Non-admitted) Restricted									Percentage

Restricted Asset Category:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Non- admitted Restricted	Total Admitted Restricted	Gross (Admitted & Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending arrangements	$—	$—	$—	$—	$—	$18,139	$(18,139)	$—	$—	0.00%	0.00%

Subject to reverse repurchase agreements	—	—	—	—	—	185,000	(185,000)	—	—	0.00%	0.00%

FHLB capital Stock	5,150	—	—	—	5,150	5,841	(691)	—	5,150	0.01%	0.01%

On deposit with states	7,062	—	—	—	7,062	7,978	(916)	—	7,062	0.01%	0.01%

Pledged as collateral not captured in other categories:

Futures margin deposits	19,988	—	—	—	19,988	—	19,988	—	19,988	0.02%	0.02%

Derivative cash collateral	128,044	—	75,846	—	203,890	173,719	30,171	—	203,890	0.24%	0.24%

Currency swaps	—	—	438	—	438	—	438	—	438	0.00%	0.00%

Derivatives trust	—	—	—	—	—	16,818	(16,818)	—	—	0.00%	0.00%

Reinsurance trust	—	—	—	—	—	784,504	(784,504)	—	—	0.00%	0.00%

Other restricted assets	1,097	—	—	—	1,097	—	1,097	—	1,097	0.00%	0.00%

Total Restricted Assets	$161,341	$—	$76,284	$—	$237,625	$1,191,999	$(954,374)	$—	$237,625	0.28%	0.28%

Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2023	2022	2021
Bonds	$657,156	$643,446	$627,651
Preferred stock	—	—	211
Common stock	508	60	98
Mortgage loans	153,896	144,910	187,675
Cash, cash equivalents and short-term investments	41,176	4,998	2,466
Derivative instruments	13,828	35,867	45,116
Other invested assets	6,633	72	937
Miscellaneous	1,469	932	(1,400)

Gross investment income	874,666	830,285	862,754
Expenses	(17,412)	(32,451)	(191,112)

Net investment income	$857,254	$797,834	$671,642

The amount of interest incurred and charged to investment expense during the years ended December 31, 2023, 2022 and 2021 was $ 0, $79 and $191, respectively.

27

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table summarizes net realized capital gains (losses) on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2023	2022	2021
Net realized capital (losses) gains, before federal income tax	$(174,881)	$(105,785)	$288,241
Less: Federal income tax (benefit) expense	(36,725)	(15,395)	7,994

Net realized capital (losses) gains, before IMR transfer	(138,156)	(90,390)	280,247
Net realized capital (losses) gains transferred to IMR, net of federal income tax (benefit) expense of ($9,097), ($3,598) and $47,122, respectively	(34,221)	(13,538)	177,268

Net realized capital gains (losses), net of federal income tax (benefit) expense of ($27,627), ($11,797) and ($39,128), respectively, and IMR transfer	$(103,935)	$(76,852)	$102,979

Interest maintenance reserve

The Company does not have any unamortized balances in IMR for allocated gains and losses from derivatives that were reported at fair value prior to the termination of the derivative. The Company’s net negative (disallowed) IMR in aggregate and allocated between the general account and insulated separate accounts is $15,223 at December 31, 2023, all of which is admitted in the general account. The calculated adjusted capital and surplus is $1,043,761 at December 31, 2023. The admitted net negative (disallowed) IMR, including amounts admitted in the general account and recognized as an asset in the separate accounts, represents 1.46% of adjusted capital and surplus. Fixed income investments generating IMR losses comply with the Company’s documented investment or liability management policies. Any deviation was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities. IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination. Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

Concentrations

The Company had the following bond concentrations based on total invested assets:

	Concentration by type
	December 31,
	2023	2022
Industrial and miscellaneous	71%	74%

	Concentration by industry
	December 31,
	2023	2022
Financial services	21%	22%

28

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Mortgage Loans

The following table summarizes the recorded investment of the commercial all other mortgage loan portfolio by risk assessment category:

	December 31,
	2023	2022
Performing:
Non-Participation agreements	$736,668	$195,600
Participation agreements	3,824,113	4,468,526

Total Performing	4,560,781	4,664,126
Non-Performing:
Participation agreements	94,694	—

Total Non-Performing	94,694	—

Total recorded investment of commercial mortgage loans	$4,655,475	$4,664,126

All of the performing loans were current as of December 31, 2023 and 2022. The non-performing loan is considered impaired and a corresponding specific provision of $28,628 was recorded due to the estimated loss anticipated to be recognized in 2024.

The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2023 and 2022 were 6.8% and 5.3%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2023 and 2022 were 5.2% and 4.8%, respectively.

During 2023 and 2022, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 58.3% and 53.9%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2023 and 2022:

	December 31,
	2023	2022
Beginning balance	$611	$—
Additions charged to operations - general provision	29,516	611
Additions charged to operations - specific provision	28,628	—

Ending balance	$58,755	$611

29

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2023	2022
Industrial	53%	52%
Multi-family	25%	22%
Office	14%	14%
Retail	3%	5%
Lodging	5%	7%

	100%	100%

	Concentration by geographic area
	December 31,
	2023	2022
Pacific	22%	21%
South Atlantic	16%	18%
East North Central	11%	11%
Middle Atlantic	11%	9%
West South Central	7%	9%
Mountain	5%	2%
New England	4%	4%
East South Central	4%	5%
Other	20%	21%

	100%	100%

30

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

5. Fair Value Measurements

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date December 31, 2023
Assets:	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds

Industrial and miscellaneous	$—	$179	$—	$—	$179
Other invested assets
Limited partnerships	—	—	—	86,389	86,389
Residual tranche	—	97,180	—	—	97,180
Separate account assets (1)	49,655,641	14,987,238	41,141	1,329,976	66,013,996

Total assets at fair value/NAV	$49,655,641	$15,084,597	$41,141	$1,416,365	$66,197,744

Liabilities:
Derivatives
Interest rate swaps	$—	$19,645	$—	$—	$19,645
Foreign currency forwards	—	559	—	—	559
Separate account liabilities (1)	3,258	681,466	—	—	684,724

Total liabilities	$3,258	$701,670	$—	$—	$704,928

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

	Fair Value Measurements at Reporting Date December 31, 2022
Assets:	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Other invested assets
Limited partnerships	$—	$—	$—	$4,378	$4,378
Residual tranche	—	11,488	—	—	11,488
Separate account assets (1)	39,016,941	14,860,622	50,436	1,219,255	55,147,254

Total assets at fair value/NAV	$39,016,941	$14,872,110	$50,436	$1,223,633	$55,163,120

Liabilities:
Derivatives
Interest rate swaps	$—	$92,505	$—	$—	$92,505
Foreign currency forwards	—	359	—	—	359
Separate account liabilities (1)	4,201	1,198,381	—	—	1,202,582

Total liabilities	$4,201	$1,291,245	$—	$—	$1,295,446

(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

31

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents changes in fair value of Level 3 assets and the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets still held at December 31, 2023 and 2022.

Fair Value Measurements in (Level 3) of the Fair Value Hierarchy December 31, 2023

Description	Beginning Balance at 01/01/2023	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2023

Assets:

Separate account assets (a)	$50,436	$5,470	$(10,227)	$(10,737)	$(171)	$26,247	$—	$(13,429)	$(6,448)	$41,141

Total assets	$50,436	$5,470	$(10,227)	$(10,737)	$(171)	$26,247	$—	$(13,429)	$(6,448)	$41,141

(a) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

Fair Value Measurements in (Level 3) of the Fair Value Hierarchy December 31, 2022

Description	Beginning Balance at 01/01/2022	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2022

Assets:

Separate account assets (a)	$550,906	$209,385	$(445,339)	$(1,483)	$(169,118)	$34,097	$10	$(100,110)	$(27,912)	$50,436

Total assets	$550,906	$209,385	$(445,339)	$(1,483)	$(169,118)	$34,097	$10	$(100,110)	$(27,912)	$50,436

(a) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

32

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

Type of financial instrument			Fair Value Measurements at Reporting Date December 31, 2023
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$18,102,919	$19,235,665	$271,875	$17,831,044	$—	$—	$18,102,919
Common stock	5,150	5,150	—	5,150	—	—	5,150
Mortgage loans	4,398,297	4,596,720	—	4,398,297	—	—	4,398,297
Cash, cash equivalents and short-term investments	930,729	930,728	486,949	443,780	—	—	930,729
Other long-term invested assets	183,569	183,569	—	97,180	—	86,389	183,569
Collateral under derivative counterparty collateral agreements	48,315	48,315	48,315	—	—	—	48,315
Receivable for securities	26,501	26,501	—	26,501	—	—	26,501
Derivative instruments	49,894	47,912	119	49,775	—	—	49,894
Separate account assets	66,563,612	66,578,025	49,662,654	15,420,118	41,141	1,439,699	66,563,612

Total assets:	$90,308,986	$91,652,585	$50,469,912	$38,271,845	$41,141	$1,526,088	$90,308,986

Liabilities:
Deposit-type contracts	$18,252,173	$21,210,327	$—	$18,252,173	$—	$—	$18,252,173
Collateral under derivative counterparty collateral agreements	16,890	16,890	16,890	—	—	—	16,890
Payable for securities	21,608	21,608	—	21,608	—	—	21,608
Derivative instruments	24,119	30,978	6	24,113	—	—	24,119
Separate account liabilities	684,724	684,724	3,258	681,466	—	—	684,724

Total liabilities:	$18,999,514	$21,964,527	$20,154	$18,979,360	$—	$—	$18,999,514

33

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Type of financial instrument			Fair Value Measurements at Reporting Date December 31, 2022
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total (All Levels)
Bonds	$19,909,926	$21,711,551	$259,026	$19,650,900	$—	$—	$19,909,926
Common stock	5,150	5,150	—	5,150	—	—	5,150
Mortgage loans	4,321,996	4,663,515	—	4,321,996	—	—	4,321,996
Cash, cash equivalents and short-term investments	566,700	566,731	539,148	27,552	—	—	566,700
Other long-term invested assets	15,866	15,866	—	11,488	—	4,378	15,866
Collateral under derivative counterparty collateral agreements	304,584	304,584	304,584	—	—	—	304,584
Receivable for securities	23,695	23,342	—	23,695	—	—	23,695
Derivative instruments	168,831	132,656	1,471	167,360	—	—	168,831
Separate account assets	55,644,493	55,672,515	39,031,615	15,240,640	50,436	1,321,802	55,644,493

Total assets:	$80,961,241	$83,095,910	$40,135,844	$39,448,781	$50,436	$1,326,180	$80,961,241

Liabilities:
Deposit-type contracts	$16,861,241	$22,603,272	$—	$16,861,241	$—	$—	$16,861,241
Collateral under derivative counterparty collateral agreements	172,710	172,710	172,710	—	—	—	172,710
Payable for securities	23,422	23,422	—	23,422	—	—	23,422
Derivative instruments	93,964	93,049	—	93,964	—	—	93,964
Separate account liabilities	1,202,581	1,202,582	4,201	1,198,380	—	—	1,202,581

Total liabilities:	$18,353,918	$24,095,035	$176,911	$18,177,007	$—	$—	$18,353,918

Bonds and common stock

The fair values for bonds and common stock are generally based upon evaluated prices from independent pricing services. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Prior to December 31, 2023, mortgage loan fair value inputs were considered unobservable and were included in the Level 3 category. However, management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. Therefore, the Company has reclassified mortgage loans as Level 2.

Cash, cash equivalents, short-term investments, and receivable and payable for securities

The amortized cost of cash, cash equivalents, short-term investments, and receivable and payable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. Other invested assets that are held as bonds, such as surplus notes, are primarily valued the same as bonds. The fair value for residual tranches are generally based upon evaluated prices from independent pricing services.

Limited partnership interests represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies that primarily make private equity investments across diverse industries and geographical focuses. The net asset value,

34

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

determined using the partnership financial statement reported capital account adjusted for other relevant information, which may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds, of which the timing is unknown. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, and futures on equity indices are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities primarily include investments in mutual funds, unregistered funds, most of which are not subject to redemption restrictions, bonds, and short-term securities. Mutual funds and unregistered funds are recorded at net asset value, which approximates fair value, on a daily basis. The bond and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

6. Non- admitted assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2023			December 31, 2022
Type	Asset	Non- admitted asset	Admitted asset	Asset	Non- admitted asset	Admitted asset
Other invested assets	$210,072	$2	$210,070	$39,210	$2	$39,208
Deferred income taxes	258,006	258,006	—	174,080	174,080	—
Other assets	164,467	35,711	128,756	432,699	49,758	382,941

7. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.

The Company entered into assumption reinsurance in conjunction with the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to affect the transfer of the retirement business to the Company in 2004. The reinsurance arrangements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without-assumption.

Since 2011, the Company had previously entered into several reinsurance agreements to assume longevity risk associated with the pension benefits in the United Kingdom. Under these agreements, the Company assumed the longevity risk associated with a share of the block of lives. The specific terms of different transactions could vary; however, the essence of the transactions was that the ceding insurers cede scheduled monthly premiums including reinsurance fees to the Company. In exchange, the Company paid the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. Effective December 31, 2021, the Company novated, through assumption reinsurance the rights and obligations, assets, liabilities and surplus associated with these agreements prior to the close of the sale. Please see Note 1 for information related to the novation of the LRT excluded business.

35

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company and Hannover Life Reassurance Company of America (Bermuda) LTD (“Hannover”) have engaged in a 1) coinsurance with funds withheld on its general account and 2) modified coinsurance of its separate account transaction on December 31, 2022 in which the Company cedes a portion of its group annuity contracts and established a funds withheld payable to Hannover. The Company received a ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has reserve credit taken of $2,912,435 as of December 31, 2023 and $3,100,020,255 as of December 31,2022 respectively. The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover. The ceding commission is accounted for in the ‘Commissions and expense allowances on reinsurance ceded’ within the Statement of Operations.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements.

8. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Annuity Funds	1.5% to 10.5%

	- Annuity Funds	Various annuity valuation tables, primarily including the Group Annuity Reserve (“GAR”) 1994, Group Annuity Mortality (“GAM”) 1971, 1983 and Annuity 2000.

The Company has no policies that provide for waiver of the deduction of deferred fractional premiums upon the death of the insured or for the return of a portion of the final premium for periods beyond the date of death. The Company does not promise surrender values in excess of the legally computed reserves.

The Company has no policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives.

At December 31, 2023 and 2022, the Company had $0 and $0, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the CT Department.

The tabular interest and the tabular less actual reserve released have been determined from the basic data. The tabular interest on deposit funds not involving life contingencies reflects the investment experience of the underlying assets. The Company has no policies in force for which tabular cost is applicable.

36

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

1.	Individual Annuities

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:

With market value adjustment	$—	$—	$—	$—	— %

At book value less current surrender charges of 5% or more	—	—	—	—	— %

At fair value	—	3,909	—	3,909	100.0%

Total with adjustment or at market value	—	3,909	—	3,909	100.0%

At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	— %

Not subject to discretionary withdrawal	—	—	—	—	— %

Total gross	—	3,909	—	3,909	100.0%

Reinsurance ceded	—	—	—	—

Total, net	$—	$3,909	$—	$3,909

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:

With market value adjustment	—	—	—	—	— %

At book value less current surrender charges of 5% or more	—	—	—	—	— %

At fair value	—	3,464	—	3,464	100.0%

Total with adjustment or at market value	—	3,464	—	3,464	100.0%

At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	— %

Not subject to discretionary withdrawal	—	—	—	—	— %

Total gross	—	3,464	—	3,464	100.0%

Reinsurance ceded	—	—	—	—

Total, net	$—	$3,464	$—	$3,464

37

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

2. Group Annuities

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:

With market value adjustment	—	—	—	—	— %

At book value less current surrender charges of 5% or more	16,026	—	—	16,026	0.4%

At fair value	—	3,518,466	—	3,518,466	93.5%

Total with adjustment or at market value	16,026	3,518,466	—	3,534,492	93.9%

At book value without adjustment

(minimal or no charge adjustment)	—	—	—	—	— %
Not subject to discretionary withdrawal	229,443	—	—	229,443	6.1%

Total gross	245,469	3,518,466	—	3,763,935	100.0%

Reinsurance ceded	19,495	—	—	19,495

Total, net	$225,974	$3,518,466	$—	$3,744,440

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:

With market value adjustment	—	—	—	—	— %

At book value less current surrender charges of 5% or more	—	—	—	—	— %

At fair value	—	3,386,542	—	3,386,542	93.9%

Total with adjustment or at market value	—	3,386,542	—	3,386,542	93.9%

At book value without adjustment

(minimal or no charge adjustment)	—	—	—	—	— %
Not subject to discretionary withdrawal	218,871	—	—	218,871	6.1%

Total gross	218,871	3,386,542	—	3,605,413	100.0%

Reinsurance ceded	18,515	—	—	18,515

Total, net	$200,356	$3,386,542	$—	$3,586,898

38

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

3. Deposit-type Contracts

	December 31, 2023
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:

With market value adjustment	22,530,335	826,435	562,976	23,919,746	27.8%

At book value less current surrender charges of 5% or more	624	—	—	624	— %

At fair value	—	1,840,942	58,483,791	60,324,733	70.2%

Total with adjustment or at market value	22,530,959	2,667,377	59,046,767	84,245,103	98.0%
At book value without adjustment (minimal or no charge adjustment)	1,352,656	91,826	(12)	1,444,470	1.7%

Not subject to discretionary withdrawal	218,306	—	—	218,306	0.3%

Total gross	24,101,921	2,759,203	59,046,755	85,907,879	100.0%

Reinsurance ceded	2,891,594	—	—	2,891,594

Total, net	$21,210,327	$2,759,203	$59,046,755	$83,016,285

	December 31, 2022
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:

With market value adjustment	20,858,661	—	525,636	21,384,297	28.5%

At book value less current surrender charges of 5% or more	16,336	—	—	16,336	— %

At fair value	—	1,846,999	46,018,945	47,865,944	63.7%

Total with adjustment or at market value	20,874,997	1,846,999	46,544,581	69,266,577	92.2%

At book value without adjustment (minimal or no charge adjustment)	1,459,187	1,063,186	(12)	2,522,361	3.4%

Not subject to discretionary withdrawal	3,350,595	—	—	3,350,595	4.5%

Total gross	25,684,779	2,910,185	46,544,569	75,139,533	100.0%

Reinsurance ceded	3,081,506	—	—	3,081,506

Total, net	$22,603,273	$2,910,185	$46,544,569	$72,058,027

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:

	2023	2022
General Account:
Annuities	$225,974	$200,356
Deposit-type contracts	21,210,327	22,603,273

Subtotal	21,436,301	22,803,629

Separate Account:
Annuities (excluding supplementary contracts)	65,328,333	52,844,760

Total	$86,764,634	$75,648,389

39

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

9. Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reports assets and liabilities from the following product lines into a separate account:

•	Individual Annuity Product
•	Group Annuity Product

All the products are classified as separate accounts for the statutory financial statements. Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and other clients. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

Separate account assets and related liabilities are carried at fair value in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company’s separate accounts invest in shares of Empower Funds, Inc., formerly known as Great-West Funds, Inc., a open-end management investment company, which is a related party of the Company, and shares of other non-affiliated mutual funds.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2023 and 2022, the Company’s separate account assets that are legally insulated from general account claims are $66,577,879 and $55,672,357 respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $0, $159, $1,451 for the years ended December 31, 2023, 2022 and 2021 respectively. We paid $0, 0, $14,410 separate account guarantees by the general account for the years ending December 31, 2023, 2022 and 2021 respectively.

The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. The Company did not have securities on loan for the periods ended December 31, 2023, and December 31, 2022 respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Stable Asset Funds invest in investment-grade corporate bonds in addition to the above mentioned securities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

The Individual Indexed-Linked Annuity Product provides returns based on the performance of one or more indices and invests in fixed income securities. The returns from these securities are invested in derivative instruments which mimic the returns of select indices. There is also a return of premium death benefit guarantee to policyholders.

The Government Guaranteed Funds and Stable Asset Funds have a guaranteed minimum crediting rate of at least 0%. All of the above separate accounts provide a book value guarantee. Some of them also provide a death benefit of the greater of account balance or premium paid.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the CT Department.

40

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder’s account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information about the Company’s separate accounts:

	December 31, 2023

	Non-indexed guarantee less than/equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed separate account	Total

Premiums, considerations or deposits	$4,881,268	$—	$10,926,591	$15,807,859

Reserves:

For accounts with assets at:
Fair value	6,308,879	—	58,455,424	64,764,303
Amortized cost	—	—	564,042	564,042

Total reserves	$6,308,879	$—	$59,019,466	$65,328,345

By withdrawal characteristics:

With fair value adjustment	—	—	564,042	564,042
At fair value	5,391,560	—	58,455,424	63,846,984

At book value without fair value adjustment and with current surrender charge of less than 5%	917,319	—	—	917,319

Subtotal	$6,308,879	$—	$59,019,466	$65,328,345

Not subject to discretionary withdrawal	—	—	—	—

Total	$6,308,879	$—	$59,019,466	$65,328,345

41

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

	December 31, 2022

	Non-indexed guaranteed less than/equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed separate account	Total
Premiums, considerations or deposits	$5,550,883	$—	$5,293,843	$10,844,726

Reserves
For accounts with assets at:
Fair value	6,300,191	—	46,018,932	52,319,123
Amortized cost	—	—	525,636	525,636

Total reserves	$6,300,191	$—	$46,544,568	$52,844,759

By withdrawal characteristics:
With fair value adjustment	—	—	525,636	525,636
At fair value	5,237,005	—	46,018,932	51,255,937

At book value without fair value adjustment and with current surrender charge of less than 5%	1,063,186	—	—	1,063,186

Subtotal	$6,300,191	$—	$46,544,568	$52,844,759

Not subject to discretionary withdrawal	—	—	—	—

Total	$6,300,191	$—	$46,544,568	$52,844,759

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:

	Year Ended December 31,
	2023	2022	2021
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$767,221	$967,971	$897,055
Transfers from separate accounts	(1,023,535)	(864,971)	(826,043)

Net transfers to separate accounts	$(256,314)	$103,000	$71,012

Reconciling adjustments:

Adjustments reflected in the amended annual statements	$16,960

For separate account assets subject to the novation disclosed in the prior year note 18, the transfer to the general account is offset by the impact of the novation to Prudential Insurance	—	169,472	—

Net transfers as reported in the Statements of Operations	$(239,354)	$272,472	$71,012

42

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

10. Capital and Surplus, Dividend Restriction and Other Matters

In September 2014, the Company received a $245,000 capital contribution from its previous parent, Prudential Insurance, in the form of an asset-backed note. Upon receipt of the asset-backed note, the Company paid a cash dividend of $245,000 to its previous parent, Prudential Insurance. The asset-backed note bears interest at a rate of 0.20% per annum and matures in November 2027. The principal amount of the asset-backed note is payable in cash at any time upon demand by the Company or, if not paid earlier, at maturity. The asset-backed note was issued by a designated series of a Delaware master trust, and its payment obligations are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets. As of December 31, 2023, no principal payments have been received or are currently due on the asset-backed note.

In the fourth quarter of 2014, the Company received a $255,000 capital contribution from its previous parent, Prudential Insurance, in the form of two asset-backed notes. Upon receipt of the asset-backed notes, the Company made a cash payment of $255,000 to its previous parent, Prudential Insurance. The asset-backed notes bear interest at a rate of 0.20% per annum and mature in 2022 and 2027. The asset-backed notes were issued by a designated series of a Delaware master trust, and payment obligations on the notes are secured by corresponding payment obligations of third party financial institutions and a portfolio of specified assets. As of December 31, 2023, no principal payments have been received or are currently due on the asset-backed notes.

In the first quarter of 2022, one of the asset-backed notes issued in the fourth quarter of 2014 matured prior to the Prudential acquisition. The note was replaced with a comparable note with nearly identical terms, albeit following the acquisition, for an equivalent $130,000 which will mature in 2029. In addition, the other two asset-backed notes held by the Company with aggregate values of $370,000 were amended in connection with the acquisition and now mature in 2028 and 2029, respectively.

The maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Connecticut, without prior approval of the Insurance Commissioner, is limited to the greater of 10% of the prior year’s surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Statement of Operations. The Company may pay an amount less than $93,716 of dividends during the year ended December 31, 2024, without the prior approval of the Connecticut Insurance Commissioner. Prior to any payment of dividends, the Company provides notice to the Connecticut Insurance Commissioner. Dividends are non-cumulative and paid as determined by the Board of Directors, subject to the limitations described above. During the years ended December 31, 2023, 2022 and 2021, the Company paid dividends to its parent EAICA and previous parent, Prudential Insurance, totaling $459,000, $150,000 and $0 respectively.

The portion of unassigned deficit (surplus) represented or (reduced) by each of the following items is:

	December 31,
	2023	2022
Unrealized gains	107,040	(130,330)
Non-admitted assets	293,719	233,840
Asset valuation reserve	155,553	106,073
Surplus as regards reinsurance	217,396	269,392

Risk-based capital (“RBC”) is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The CT Department requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

43

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

11. Federal income taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$381,425	$11,135	$392,560	$312,950	$11,812	$324,762	$68,475	$(677)	$67,798
Valuation allowance adjustment	—	(11,135)	(11,135)	—	(6,783)	(6,783)	—	(4,352)	(4,352)

Adjusted gross deferred tax asset	381,425	—	381,425	312,950	5,029	317,979	68,475	(5,029)	63,446
Deferred tax assets non-admitted	(258,007)	—	$(258,007)	(169,051)	(5,029)	$(174,080)	(88,956)	5,029	(83,927)

Net admitted deferred tax asset	123,418	—	123,418	143,899	—	143,899	(20,481)	—	(20,481)
Gross deferred tax liabilities	(123,418)	—	(123,418)	(143,899)	—	(143,899)	20,481	—	20,481

Net admitted deferred tax asset	$—	$—	$—	$—	$—	$—	$—	$—	$—

The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101

	December 31, 2023			December 31, 2022			Change

	Ordinary	Capital	Total Ordinary		Capital	Total	Ordinary	Capital	Total

(a) Federal incomes taxes paid in prior years recoverable through loss carrybacks	—	—	—	—	—	—	—	—	—
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	—	—	—		—	—	—	—	—
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date		—	—		—	—	—	—	—
(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	128,121	—	—	221,853	—	—	(93,732)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	123,418	—	123,418	143,899	—	143,899	(20,481)	—	(20,481)

Total deferred tax assets admitted as a results of the application of SSAP No. 101	$123,418	$—	$123,418	$143,899	$—	$143,899	$ (20,481)	$—	$ (20,481)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2023	2022
Ratio percentage used to determine recovery period and threshold limitation amount	757.211%	1057.34%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	854,140	1,628,897

44

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The following table presents the impact of tax planning strategies:

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset
	$381,425	$—	$312,950	$5,029	$68,475	$(5,029)

% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$123,418	$—	$143,899	$—	$(20,481)	$—
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

The components of current income taxes incurred include the following:

	Year ended December 31,
Current income tax	2023	2022	Change
Federal	$51,013	$43,356	$7,656
Foreign	—	156	(156)
Capital loss carry-forwards	(36,724)	(15,395)	(21,329)
Other	(1,130)	—	(1,130)

Total	$13,159	$28,117	$(14,959)

45

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred Income Tax Assets:	2023	2022	Change
Ordinary:

Insurance reserves	$6,564	$6,578	$(14)
Invested assets	$35,987	$—	35,987
Nonadmitted assets	$6,288	$17,557	(11,269)
Net operating loss carry-forward	$32,291	$—	32,291
Tax credit carry-forward	$25,185	$—	25,185
Intangibles	$274,846	$288,815	(13,969)

Other	$263	$—	263

Subtotal	381,425	312,950	68,475

Nonadmitted	258,007	169,051	88,956

Total admitted ordinary DTA	123,418	143,899	(20,481)

Capital:
Invested assets	—	5,029	(5,029)
Capital loss carryforward	11,135	6,783	4,352

Subtotal	11,135	11,812	(677)
Statutory valuation allowance adjustment	11,135	6,783	4,352
Nonadmitted	—	5,029	(5,029)

Total admitted DTA	$123,418	$143,899	$(20,481)

Deferred Income Tax Liabilities:
Ordinary:
Invested assets	121,175	143,899	(22,724)
Other deferred tax liabilities	2,243	—	2,243

Subtotal	123,418	143,899	(20,481)

Capital:
Invested assets	—	—	—
Unrealized capital (gains)/ losses	—	—	—

Subtotal	—	—	—

Total DTLs	$123,418	$143,899	$(20,481)

Net admitted deferred income tax asset (liability)	$—	$—	$—

46

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,

	2023	2022	Change

Total deferred income tax assets	$381,425	$317,979	$63,445

Total deferred income tax liabilities	(123,418)	(143,899)	20,481

Net deferred income tax asset	$258,007	$174,080	$83,926

Tax effect of unrealized capital gains (losses)			(5,392)

Change in net deferred income tax			$78,535

	December 31,

	2022	2021	Change

Total deferred income tax assets	$317,979	$115,809	$202,171

Total deferred income tax liabilities	(143,899)	(120,649)	(23,251)

Net deferred income tax asset	$174,080	$(4,840)	$178,920

Surplus transferred associated with contracts novated to parent			(45,515)

Tax effect of unrealized capital gains (losses)			12,444

Change in net deferred income tax			$145,849

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31,

	2023	2022

Income tax (benefit) expense at statutory rate	$29,455	$19,994

Acquisition related adjustments	—	(145,177)

Ceding commission	(10,324)	56,572

Dividends received deduction	(32,411)	(31,273)

Tax adjustment for IMR	(4,116)	(11,002)

Change in statutory valuation allowance adjustment	4,352	6,783

Tax credits	(10,062)	(8,316)

Prior year adjustment	(18,943)	—

Tax benefit on capital gain/(loss)	(27,627)	(3,599)

Tax effect of non-admitted assets	2,950	(1,935)

Other	1,350	211

Total	$(65,376)	$(117,742)

	2023	2022

Federal income taxes incurred	$13,159	$28,117

Change in net deferred income taxes	(78,535)	(145,859)

Total income taxes	$(65,376)	$(117,742)

47

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

As of December 31, 2023, the Company has $104,724 of net operating loss carryforward available for tax purposes.

As of December 31, 2023, the Company has foreign tax credit carryforwards of $10,897.

As of December 31, 2023, the Company had $53,023 of capital loss carryforward available for tax purposes.

The Company has no income taxes incurred available for recoupment,

There are no deposits admitted under Section 6603 of the Internal Revenue Service Code.

Due to the acquisition, Empower Annuity Insurance Company (“EAIC”) will no longer file as part of a consolidated federal income tax return. EAIC will file a separate federal income tax return beginning on April 1, 2022.

The Company determines income tax contingencies in accordance with SSAP No. 5R Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5R contingencies during 2023 or 2022. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2021 and prior. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state, or local audits.

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2023 and 2022 was $11,135 and $6,783 respectively. The valuation allowance adjustment relates to Management’s uncertainty as to the Company’s ability to use the capital loss carryforwards, therefore, a valuation allowance has been recognized with respect to the Company’s capital loss carryforward DTA.

The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax (“CAMT”). The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been NO material modifications to the methodology used to project future regular tax liability as a result of the CAMT.

Gross AMT Credit Recognized as: Current year recoverable	$—

Gross AMT Credit Recognized as: Deferred tax asset (DTA)	$14,289

Beginning Balance of AMT Credit Carryforward	—

Amounts Recovered	—

Adjustments	$(14,289)

Ending Balance of AMT Credit Carryforward (5=2-3-4)	$14,289

Reduction for Sequestration	—

Nonadmitted by Reporting Entity	$14,289

Reporting Entity Ending Balance (8=5-6-7)	$—

The Company does not have any foreign operations as of the periods ended December 31, 2023 and December 31, 2022 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

48

EMPOWER ANNUITY INSURANCE COMPANY

Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

12.	Concentrations

No customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2023. In addition, the Company is not dependent upon a single customer or a few customers. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

13.	Commitments and Contingencies

Commitments

The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amount of these unfunded commitments at December 31, 2023 was $594,115 all of which was due within one year, of which $506,893 was related to limited partnership interests. Related party transactions comprise $25,655 of the unfunded limited partnership interests at December 31, 2023.

Federal Home Loan Bank (“FHLB”) Funding Agreements

In December 2009, the Company became a member of the FHLB of Boston. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2023, the Company had an estimated borrowing capacity of approximately $0. All borrowings must be collateralized and the required collateral amount is based on the type of investment securities pledged. No amounts were borrowed as of December 31, 2023 and 2022. Additionally, the Company was required to purchase FHLB of Boston stock and, at December 31, 2023 and 2022, owns $5,150 and $5,150, respectively, of Class B stock which are currently eligible for redemption.

Contingencies

From time to time, the Company may be threatened with, or named as a defendant in, lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. Unfavorable outcomes in such matters, should they occur, may result in a material impact on the Company’s financial position, results of operations, or cash flows.

The Company is involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

14.	Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through April 4, 2024, the date on which they were issued.

49

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

50

EMPOWER ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

Investment income earned:

U.S. Government bonds	$4,853

Other bonds (unaffiliated)	652,234

Bonds of affiliates	69

Common stocks (unaffiliated)	508

Mortgage loans	153,896

Cash, cash equivalents and short-term investments	41,176

Derivative instruments	13,828

Other invested assets	6,633

Aggregate write-ins for investment income	1,469

Gross investment income	$874,666

Mortgage loans - Book value:

Commercial mortgages	$4,596,720

Mortgage loans by standing - Book value:

Good standing	$4,530,654

Interest overdue more than three months, not in foreclosure	$66,066

Other long-term assets- Statement value	$183,569

Bonds and short-term investments by maturity and designation:

Bonds by maturity - Statement value:

Due within one year or less	$2,656,570

Over 1 year through 5 years	12,695,742

Over 5 years through 10 years	3,534,716

Over 10 years through 20 years	673,239

Over 20 years	119,177

Total by maturity	$19,679,444

Bonds and short-term investments by NAIC designation - Statement value:

NAIC 1	$12,304,744

NAIC 2	6,919,960

NAIC 3	400,224

NAIC 4	44,560

NAIC 5	9,778

NAIC 6	178

Total by NAIC designation	$19,679,444

Total publicly traded	$11,346,458

Total privately placed	$8,332,986

(Continued)

51

EMPOWER ANNUITY INSURANCE COMPANY

Supplemental Schedule of Selected Statutory Financial Data

As of and for the Year Ended December 31, 2023

Common stocks - Market value	$5,150

Short-term investments - Book value	$189,016

Collar, swap and forward agreements open - Statement value	$16,934

Futures contracts open - Current value	$902

Cash on deposit	$46,921

Annuities:

Ordinary

Immediate - Amount of Income Payable	$—

Deferred - Fully Paid Account Balance	$—

Deferred - Not Fully Paid Account Balance	$—

Group

Amount of Income Payable	$30,203

Deferred - Fully Paid Account Balance	$16,026

Deferred - Not Fully Paid Account Balance	$157,651

Deposit Funds and Dividend Accumulations:

Deposit Funds - Account Balance	$21,210,327

Dividend Accumulations - Account Balance	$—

(Concluded)

52

ANNUAL STATEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company

SUMMARY INVESTMENT SCHEDULE

		Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
		1	2	3	4	5	6
	Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13

1.	Long-Term Bonds (Schedule D, Part 1):

	1.01 U.S. governments	132,232,955	0.528	132,232,955		132,232,955	0.528

	1.02 All other governments	351,875,351	1.406	351,875,351		351,875,351	1.406

	1.03 U.S. states, territories and possessions, etc. guaranteed	15,976,479	0.064	15,976,479		15,976,479	0.064

	1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	8,262,634	0.033	8,262,634		8,262,634	0.033

	1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	519,470,386	2.076	519,470,386		519,470,386	2.076

	1.06 Industrial and miscellaneous	17,858,168,174	71.358	17,858,168,174		17,858,168,174	71.358

	1.07 Hybrid securities		0.000			0	0.000

	1.08 Parent, subsidiaries and affiliates		0.000			0	0.000

	1.09 SVO identified funds	340,052,854	1.359	340,052,854		340,052,854	1.359

	1.10 Unaffiliated bank loans	9,626,043	0.038	9,626,043		9,626,043	0.038

	1.11 Unaffiliated certificates of deposit	0	0.000			0	0.000

	1.12 Total long-term bonds	19,235,664,876	76.862	19,235,664,876	0	19,235,664,876	76.862

2.	Preferred stocks (Schedule D, Part 2, Section 1):

	2.01 Industrial and miscellaneous (Unaffiliated)		0.000			0	0.000

	2.02 Parent, subsidiaries and affiliates		0.000			0	0.000

	2.03 Total preferred stocks	0	0.000	0	0	0	0.000

3.	Common stocks (Schedule D, Part 2, Section 2):

	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000			0	0.000

	3.02 Industrial and miscellaneous Other (Unaffiliated)	5,150,000	0.021	5,150,000		5,150,000	0.021

	3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000			0	0.000

	3.04 Parent, subsidiaries and affiliates Other	0	0.000			0	0.000

	3.05 Mutual funds	0	0.000			0	0.000

	3.06 Unit investment trusts	0	0.000			0	0.000

	3.07 Closed-end funds	0	0.000			0	0.000

	3.08 Exchange traded funds	0	0.000			0	0.000

	3.09 Total common stocks	5,150,000	0.021	5,150,000	0	5,150,000	0.021

4.	Mortgage loans (Schedule B):

	4.01 Farm mortgages	0	0.000			0	0.000

	4.02 Residential mortgages	0	0.000			0	0.000

	4.03 Commercial mortgages	4,655,475,416	18.602	4,655,475,416		4,655,475,416	18.602

	4.04 Mezzanine real estate loans	0	0.000			0	0.000

	4.05 Total valuation allowance	(58,755,346)	(0.235)	(58,755,346)		(58,755,346)	(0.235)

	4.06 Total mortgage loans	4,596,720,070	18.368	4,596,720,070	0	4,596,720,070	18.368

5.	Real estate (Schedule A):

	5.01 Properties occupied by company		0.000	0		0	0.000

	5.02 Properties held for production of income		0.000	0		0	0.000

	5.03 Properties held for sale		0.000	0		0	0.000

	5.04 Total real estate	0	0.000	0	0	0	0.000

6.	Cash, cash equivalents and short-term investments:

	6.01 Cash (Schedule E, Part 1)	46,921,393	0.187	46,921,393		46,921,393	0.187

	6.02 Cash equivalents (Schedule E, Part 2)	694,790,751	2.776	694,790,751		694,790,751	2.776

	6.03 Short-term investments (Schedule DA)	189,016,009	0.755	189,016,009		189,016,009	0.755

	6.04 Total cash, cash equivalents and short-term investments	930,728,153	3.719	930,728,153	0	930,728,153	3.719

7.	Contract loans	0	0.000	0		0	0.000

8.	Derivatives (Schedule DB)	47,912,475	0.191	47,912,475		47,912,475	0.191

9.	Other invested assets (Schedule BA)	183,570,886	0.734	183,568,979		183,568,979	0.734

10.	Receivables for securities	26,500,998	0.106	26,500,998		26,500,998	0.106

11.	Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX

12.	Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000

13.	Total invested assets	25,026,247,458	100.000	25,026,245,551	0	25,026,245,551	100.000

SI01

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2023

(To Be Filed by April 1)

Of The Empower Annuity Insurance Company

ADDRESS (City, State and Zip Code) Hartford, CT 06103-3509

NAIC Group Code 0769	NAIC Company Code 93629	Federal Employer’s Identification Number (FEIN) 06-1050034

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.			$25,427,767,464

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

2.01	FEDERATED	Money Market Funds	$422,558,863	1.7%

2.02	Mapletree	Mortgages	$331,647,169	1.3%

2.03	DRA Advisors, Inc.	Mortgages	$282,387,653	1.1%

2.04	The Blackstone Group	Mortgages	$249,721,986	1.0%

2.05	ING BANK NV	Bonds	$245,000,000	1.0%

2.06	AEW Capital Management, L.P.	Mortgages	$217,867,542	0.9%

2.07	FNMA	Bonds	$210,241,001	0.8%

2.08	Brookfield Asset Management	Mortgages	$210,237,089	0.8%

2.09	AXA Real Estate Investment Managers	Mortgages	$205,348,433	0.8%

2.10	TRT Holdings, Inc.	Mortgages	$200,887,553	0.8%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks		3	4
3.01	NAIC 1	$12,304,743,696	48.4%	3.07	NAIC 1	$		0.0%

3.02	NAIC 2	$6,919,959,860	27.2%	3.08	NAIC 2	$		0.0%

3.03	NAIC 3	$400,223,544	1.6%	3.09	NAIC 3	$		0.0%

3.04	NAIC 4	$44,559,924	0.2%	3.10	NAIC 4	$		0.0%

3.05	NAIC 5	$9,778,157	0.0%	3.11	NAIC 5	$		0.0%

3.06	NAIC 6	$178,542	0.0%	3.12	NAIC 6	$		0.0%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?			Yes [ ] No [ X ]

	If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments		$4,979,607,366	19.6%

4.03	Foreign-currency-denominated investments		$1,860,323,320	7.3%

4.04	Insurance liabilities denominated in that same foreign currency	$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:
				1	2
5.01	Countries designated NAIC-1		$	4,605,778,890	18.1%
5.02	Countries designated NAIC-2		$	340,284,220	1.3%
5.03	Countries designated NAIC-3 or below		$	33,544,256	0.1%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

				1	2
	Countries designated NAIC - 1:
6.01	Country 1: United Kingdom		$	1,086,669,300	4.3%
6.02	Country 2: Netherlands		$	873,193,491	3.4%
	Countries designated NAIC - 2:
6.03	Country 1: Mexico		$	131,479,977	0.5%
6.04	Country 2: Indonesia		$	63,988,175	0.3%
	Countries designated NAIC - 3 or below:
6.05	Country 1: Global		$	18,121,751	0.1%
6.06	Country 2: Virgin British Isld		$	15,422,505	0.1%

				1	2
7.	Aggregate unhedged foreign currency exposure		$		0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

				1	2
8.01	Countries designated NAIC-1		$		0.0%
8.02	Countries designated NAIC-2		$		0.0%
8.03	Countries designated NAIC-3 or below		$		0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

				1	2
	Countries designated NAIC - 1:
9.01	Country 1:		$		0.0%
9.02	Country 2:		$		0.0%
	Countries designated NAIC - 2:
9.03	Country 1:		$		0.0%
9.04	Country 2:		$		0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:		$		0.0%
9.06	Country 2:		$		0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2		3	4
	Issuer	NAIC Designation
10.01	ING BANK NV	1	$	245,000,000	1.0%
10.02	Global Logistic Properties	CM1	$	144,930,429	0.6%
10.03	BNP PARIBAS	1	$	143,813,223	0.6%
10.04	SUMITOMO MITSUI FINANCIAL GRP	1	$	143,783,314	0.6%
10.05	NATIXIS SA	1	$	125,000,000	0.5%
10.06	UBS GROUP AG	1	$	121,559,016	0.5%
10.07	CBRE Investment Management	CM1	$	102,495,633	0.4%
10.08	NTT FINANCE CORP	1	$	100,362,177	0.4%
10.09	MITSUBISHI UFJ FINANCIAL GROUP	1	$	92,245,925	0.4%
10.10	SIEMENS FINANCIERINGSMAT NV	1	$	90,792,373	0.4%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

			1	2
11.02	Total admitted assets held in Canadian investments	$		0.0%
11.03	Canadian-currency-denominated investments	$		0.0%
11.04	Canadian-denominated insurance liabilities	$		0.0%
11.05	Unhedged Canadian currency exposure	$		0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1		2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$		0.0%
	Largest three investments with contractual sales restrictions:
12.03		$		0.0%
12.04		$		0.0%
12.05		$		0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1		2	3
	Issuer
13.02		$		0.0%
13.03		$		0.0%
13.04		$		0.0%
13.05		$		0.0%
13.06		$		0.0%
13.07		$		0.0%
13.08		$		0.0%
13.09		$		0.0%
13.10		$		0.0%
13.11		$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$		0.0	%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$		0.0	%
14.04		$		0.0	%
14.05		$		0.0	%

	Ten largest fund managers:
	1		2		3		4
	Fund Manager		Total Invested		Diversified		Nondiversified
14.06	FEDERATED	$	422,558,863	$	422,558,863	$
14.07	iSHARES	$	340,052,854	$	340,052,854	$
14.08	DREYFUS GOVERNMENT CASH MGMT	$	17,469,039	$	17,469,039	$
14.09		$	0	$		$
14.10		$	0	$		$
14.11		$	0	$		$
14.12		$	0	$		$
14.13		$	0	$		$
14.14		$	0	$		$
14.15		$	0	$		$

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1		2	3
15.02	Aggregate statement value of investments held in general partnership interests	$		0.0	%
	Largest three investments in general partnership interests:
15.03		$		0.0	%
15.04		$		0.0	%
15.05		$		0.0	%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes	[	]	No	[X	]

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1		2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$	331,647,169	1.3%
16.03	Commercial	$	282,387,653	1.1%
16.04	Commercial	$	249,721,986	1.0%
16.05	Commercial	$	217,867,542	0.9%
16.06	Commercial	$	210,237,089	0.8%
16.07	Commercial	$	205,348,433	0.8%
16.08	Commercial	$	200,887,553	0.8%
16.09	Commercial	$	180,566,017	0.7%
16.10	Commercial	$	160,335,154	0.6%
16.11	Commercial	$	144,930,429	0.6%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

			Loans
16.12	Construction loans	$		0.0%
16.13	Mortgage loans over 90 days past due	$	94,694,228	0.4%
16.14	Mortgage loans in the process of foreclosure	$		0.0%
16.15	Mortgage loans foreclosed	$		0.0%
16.16	Restructured mortgage loans	$		0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential				Commercial			Agricultural
Loan to Value			1	2		3	4		5	6
17.01	above 95%	$		0.0%	$		0.0%	$		0.0%
17.02	91 to 95%	$		0.0%	$		0.0%	$		0.0%
17.03	81 to 90%	$		0.0%	$		0.0%	$		0.0%
17.04	71 to 80%	$		0.0%	$		0.0%	$		0.0%
17.05	below 70%	$		0.0%	$	4,596,720,070	18.1%	$		0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes	[X	]	No	[	]

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description
	1		2	3
18.02		$		0.0%
18.03		$		0.0%
18.04		$		0.0%
18.05		$		0.0%
18.06		$		0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes	[X	]	No	[	]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1		2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$		0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$		0.0%
19.04		$		0.0%
19.05		$		0.0%

SUPPLEMENT FOR THE YEAR 2023 OF THE Empower Annuity Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End					At End of Each Quarter
						1st Quarter		2nd Quarter		3rd Quarter
			1	2		3		4		5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$		0.0%	$		$		$
20.02	Repurchase agreements	$		0.0%	$		$		$
20.03	Reverse repurchase agreements	$		0.0%	$		$		$
20.04	Dollar repurchase agreements	$		0.0%	$		$		$
20.05	Dollar reverse repurchase agreements	$		0.0%	$		$		$

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

				Owned				Written
			1	2			3		4
21.01	Hedging	$		0.0%		$				0.0%
21.02	Income generation	$		0.0%		$				0.0%
21.03	Other	$		0.0%		$				0.0%

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End					At End of Each Quarter
						1st Quarter		2nd Quarter		3rd Quarter
			1	2		3		4		5
22.01	Hedging	$	22,185,093	0.1%		$36,701,746	$	35,246,378	$	32,554,532
22.02	Income generation	$	0	0.0%		$0	$	0	$	0
22.03	Replications	$	0	0.0%		$0	$	0	$	0
22.04	Other	$	54,697	0.0%		$56,844	$	114,455	$	54,802

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

			At Year End			At End of Each Quarter
						1st Quarter		2nd Quarter		3rd Quarter
			1	2		3		4		5
23.01	Hedging	$	1,198,755	0.0%		$13,947,607	$	10,216,000	$	10,393,014
23.02	Income generation	$		0.0%		$0	$	0	$	0
23.03	Replications	$		0.0%		$0	$	0	$	0
23.04	Other	$		0.0%		$0	$	0	$	0

EMPOWER ANNUITY INSURANCE COMPANY

Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features

As of and for the Year Ended December 31, 2023

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.	Assumption reinsurance
b.	Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles (“GAAP”). As such, the Company has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

The Company has not ceded any risk during the period ended December 31, 2023 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

53

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS
(a)
Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. Incorporated by reference to Pre-Effective
Amendment No. 2 to Form N-4 Registration Statement No. 333-139334, filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(b)	N/A
(c)
(1) Distribution Agreement between Prudential Investment Management Services LLC (Underwriter) and
Prudential Retirement Insurance and Annuity Company (Depositor). Incorporated by reference to Pre-Effective
Amendment No. 2 to Form N-4 Registration Statement No. 333-139334, filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) Distribution and Underwriting Agreement between Empower Annuity Insurance Company (Insurance Company) and Empower Financial Services, Inc. (EFSI) (Underwriter). Filed herewith.
(3) First Amendment to Distribution and Underwriting Agreement between Empower Annuity Insurance Company (Insurance Company) and Empower Financial Services, Inc. (EFSI) (Underwriter). Filed herewith.
(d)
(1) Variable Annuity Contract. Incorporated by reference to Post- Effective Amendment 16 to Form N-4
Registration Statement No. 333-170345, filed via EDGAR on October 19, 2021 on behalf of the PRIAC
VARIABLE CONTRACT ACCOUNT A.

(2) Active Life Certificate (IRA). Incorporated by reference to Post- Effective Amendment 16 to Form N-4
Registration Statement No. 333-170345, filed via EDGAR on October 19, 2021 on behalf of the PRIAC
VARIABLE CONTRACT ACCOUNT A.

(3) Active Life Certificate (Roth IRA). Incorporated by reference to Post- Effective Amendment 16 to Form N-4
Registration Statement No. 333-170345, filed via EDGAR on October 19, 2021 on behalf of the PRIAC
VARIABLE CONTRACT ACCOUNT A.

(4) Group Variable Annuity Certificate Rider. Incorporated by reference to Post-Effective Amendment No. 5 to
Form N-4 Registration Statement No. 333-170345, filed via EDGAR on October 24, 2013 on behalf of the
PRIAC VARIABLE CONTRACT ACCOUNT A.

(5) Active Life Certificate Rider. Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4
Registration Statement No. 333-170345, filed via EDGAR on April 14, 2014 on behalf of the PRIAC
VARIABLE CONTRACT ACCOUNT A.

(e)
Application form for the Contract. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4
Registration Statement No. 333-170345, filed via EDGAR on September 16, 2011 on behalf of the PRIAC
VARIABLE CONTRACT ACCOUNT A.

(f)
(1) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended March 31,
2004. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No.
333-139334, filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT
A.

(2) By-laws of Prudential Retirement Insurance and Annuity Company, as amended June, 2006. Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed via
EDGAR on May 4, 2010 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended October 3,
2022. Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement No.
333-170345, filed on April 28, 2023 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(g)	N/A
(h)
(1) Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity
Company, Prudential Investment Portfolios, Inc., Prudential Investment Management Services LLC and
Prudential Investments LLC. Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-4
Registration Statement No. 333-162553, filed via EDGAR on May 4, 2010 on behalf of the PRIAC VARIABLE
CONTRACT ACCOUNT A.

(2) Amendment to Fund Participation and Information Sharing Agreement among Prudential
Retirement Insurance and Annuity Company, Prudential Investment Portfolios, Inc., Prudential Investment
Management Services LLC and Prudential Investments LLC. Incorporated by reference to Pre-Effective
Amendment No. 2 to Form N-4 Registration Statement No. 333-170345, filed via EDGAR on September 16,
2011 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3) Amendment to Fund Participation and Information Sharing Agreement among Prudential
Retirement Insurance and Annuity Company, Prudential Investment Portfolios, Inc., Prudential Investment
Portfolios 3, Prudential Investment Management Services LLC and Prudential Investments LLC. Incorporated
by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-170345, filed via
EDGAR on April 15, 2013 on behalf of the PRIAC VARIABLE ACCOUNT A.

(4) Trust Agreement. Incorporated by reference to Pre-Effective No. 2 to Form N-4 Registration Statement No.
333-139334, filed via EDGAR on April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT
A.

(5) Amendment to Fund Participation and Information Sharing Agreement among Prudential
Retirement Insurance and Annuity Company, Prudential Investment Portfolios, Inc., Prudential Investment
Portfolios 3, Prudential Investment Portfolios 5, Prudential Investment Management Services LLC and
PGIM Investments LLC. Incorporated by reference to Post-Effective Amendment No.15 to Form N-4
Registration Statement No. 333-162553, filed via EDGAR on April 14, 2021 on behalf of the PRIAC
VARIABLE CONTRACT ACCOUNT A.

(6) Information Sharing Agreement between The Vanguard Group, Inc. and The Prudential Insurance Company
of America (and affiliates). Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4
Registration Statement No. 333-170345, filed via EDGAR on February 19, 2020 on behalf of the PRIAC
VARIABLE CONTRACT ACCOUNT A.

(7) Fund Participation Agreement between Connecticut General Life Insurance Company; CIGNA Financial
Advisors, Inc.; Vanguard Balanced Index Fund, Inc.; Vanguard Quantitative Fund, Inc.; Vanguard/Wellington
Fund, Inc.; and The Vanguard Group, Inc. Incorporated by reference to Post-Effective Amendment No. 14 to
Form N-4 Registration Statement No. 333-170345, filed April 14, 2020 on behalf of the PRIAC VARIABLE
CONTRACT ACCOUNT A.

(8) Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and
Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post-Effective Amendment
No. 3 to Form N-4 Registration Statement No. 333-162553, filed December 28, 2011 on behalf of the PRIAC
VARIABLE CONTRACT ACCOUNT A.

(9) Addendum to Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc.
and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post-Effective
Amendment No. 4 to Form N-4 Registration Statement No. 333-162553, filed April 13, 2012 on behalf of the
PRIAC VARIABLE CONTRACT ACCOUNT A.

(10) Amendment to the Defined Contribution Clearance and Settlement Agreement between The Vanguard
Group, Inc. and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post-
Effective Amendment No. 23 to Form N-4 Registration Statement No. 333-170345, filed April 28, 2023 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(i)	N/A
(j)	N/A

(k)	Consent and Opinion of Michele Drummey, Vice President and Assistant General Counsel, as to the legality of the securities being registered. Filed herewith.
(l)	Written consent of Deloitte & Touche LLP. Filed herewith.
(m)	N/A
(n)	N/A
(o)	N/A
(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing. Filed herewith.
(q)	N/A

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The directors and major officers of Empower Annuity Insurance Company are listed below:
Name and Principal Business Address	Position and Offices with Depositor
Richard Linton (2)	Director & Chairman
Jonathan Kreider (1)	Director & Senior Vice President
Mary Maiers (1)	Director & Vice President
Tina Wilson (1)	Director & Senior Vice President
Harry Dalessio (3)	Director & Senior Vice President
Christine Moritz (1)	President & Chief Executive Officer
Kara Roe (1)	Chief Financial Officer & Controller
Jack Brown (1)	Chief Investment Officer
Katherine Stoner (1)	Interim Chief Compliance Officer
Christine Dugan (1)	Chief Actuary
Kelly Noble (1)	General Counsel and Chief Legal Officer
Zach Meier (1)	Legal Risk Officer
Vanessa Barker (1)	Treasurer & Vice President
Ryan Logsdon (1)	Deputy General Counsel & Corporate Secretary
Steven Butzine (1)	AML Officer
Douglas Peterson (1)	Entity CSO
Jeffrey Boschen (4)	Vice President
Douglas McIntosh (3)	Vice President
Jennifer Nyhouse (1)	Vice President
Jonathan Bartholomew (3)	Vice President
Kelly New (1)	Vice President
Jacob Cannon (1)	Head of Commercial Mortgage Lending
Tad Anderson (1)	Head of Corporate Bond Investments
(1) 8515 E. Orchard Road, Greenwood Village, CO 80111
(2) 100 Federal Street 18th Floor, Boston, MA 02110
(3) 280 Trumbull Street, Hartford, CT 06103
(4) 11500 Outlook Street, Overland Park, KS 66211

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
Empower Annuity Insurance Company (“Empower”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWLA”), a stock life insurance company organized under the laws of Colorado. GWLA is an indirect subsidiary of Power Corporation of Canada.
Empower may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: PRIAC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.
In addition, Empower and the Registrant may be deemed to be under common control with other entities that are direct or indirect subsidiaries of Power Corporation of Canada.
Organizational Chart – December 31, 2023
I
OWNERSHIP OF POWER CORPORATION OF CANADA
The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:
The Desmarais Family Residuary Trust
99.999% - Pansolo Holding Inc.
51.8413% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by the Desmarais
Family Residuary Trust are as follows. There are issued and outstanding as of December 31, 2023, 597,387,873
Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 54,860,866 Participating Preferred Shares
(PPS) carrying 10 votes per share; hence the total voting rights are 1,145,996,533.

Pansolo Holding Inc. owns directly and indirectly 46,944,592 SVS and 54,715,456 PPS, entitling Pansolo Holding Inc.
to an aggregate percentage of voting rights of 594,099,152 or 51.8413% of the total voting rights attached to the shares of PCC.

II
OWNERSHIP BY POWER CORPORATION OF CANADA
Power Corporation of Canada has a voting interest in the following entities:
A.
Empower Annuity Insurance Company of America Group of Companies (U.S. insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC

100.0% - Great-West Services Singapore I Private Limited
100.0% - Great-West Services Singapore II Private Limited
99.0% - Great West Global Business Services India Private Limited (1% owned by Great-West Services Singapore I Private Limited)
1.0% - Great West Global Business Services India Private Limited (99% owned by Great-West Services Singapore II Private Limited)
100.0% - Empower Holdings, Inc.
100.0% - Empower Annuity Insurance Company of America (Fed ID # 84-0467907 - NAIC # 68322, CO)
100.0% - Empower Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)
100.0% - Empower Advisory Group, LLC
100.0% - Empower Financial Services, Inc.
100.0% - Great-West Life & Annuity Insurance Company of South Carolina (Fed ID #20-3387742 – NAIC # 12510, SC)
100.0% - Empower Retirement, LLC
100.0% - Empower Capital Management, LLC
100.0% - Empower Trust Company, LLC
100.0% - Lottery Receivable Company One LLC
100.0% - LR Company II, L.L.C.
100.00% - Empower Plan Services, LLC
100.0% - Empower Insurance Agency, LLC
100.0% - Empower Annuity Insurance Company
99.0% - Comosa Reit, L.P.
100.0% - Comosa GP, LLC
1.0% - Comosa Reit, L.P.
100.0% - TBG Insurance Services Corporation
100.0% - MC Insurance Agency Services, LLC
50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by TBG Insurance Services Corporation)
50.0% - Mullin TBG Insurance Agency Services, LLC (50.0% owned by MC Insurance Agency Services, LLC)
100.0% - Empower Services Holdings, LLC
100.0% - Empower Personal Wealth, LLC
100.0% - Personal Capital Services Corporation
99.99% - CL US Property Feeder II LP (0.01% owned by GWLRA GP LLC)
100.0% - Empower Securities Holdings, LLC
100.0% - Empower Services Holdings US, LLC

B.
Putnam Investments Group of Companies (Mutual Funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Financial (Nova Scotia) Co.
100.0% - Great-West Lifeco U.S. LLC
99.0% - Great-West Lifeco U.S. Holdings, L.P. (1% owned by Great-West Lifeco U.S. Holdings, LLC)
100.0% - Great-West Lifeco U.S. Holdings, LLC
1% - Great-West Lifeco U.S. Holdings, L.P. (99% owned by Great-West Lifeco U.S. LLC)
100.0% - Putnam Investments, LLC

100.0% - Putnam Acquisition Financing, Inc.
100.0% - Putnam Acquisition Financing LLC
100.0% - Putnam U.S. Holdings I, LLC
20.0% - PanAgora Asset Management, Inc. (80% owned by PanAgora Holdings, Inc.)
100.0% - PanAgora Asset Management GP, LLC
100.0% - Putnam Investment Management, LLC
100.0% - Putnam Fiduciary Trust Company, LLC
100.0% - Putnam Investor Services, Inc.
100.0% - Putnam Retail Management GP, Inc.
1.0% - Putnam Retail Management Limited Partnership (99% owned by Putnam U.S. Holdings I, LLC)
99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)
100.0% - PanAgora Holdings, Inc.
80.00% - PanAgora Asset Management, Inc. (20.0% owned by Putnam U.S. Holdings I, LLC)
100.0% - Putnam Investment Holdings, LLC
100.0% - 37 Capital Structured Credit General Partner, LLC
100.0% - Savings Investments, LLC
100.0% - Putnam Capital, L.L.C.
100.0% - 37 Capital General Partner, LLC
100.0% - 37 Capital Private Mortgage II General Partner, LLC
100.0% - Putnam Advisory Holdings II, LLC
100.0% - Putnam Investments Australia Pty Limited
100.0% - Putnam Investments Japan Co., Ltd.
100.0% - Putnam International Distributors, Ltd.
100.0% - Putnam Investments Argentina S.A.
100.0% - Putnam Investments Limited
100.0% - The Putnam Advisory Company, LLC
100.0% - Putnam Advisory Holdings, LLC
100.0% - Putnam Investments Canada ULC
C.
The Canada Life Assurance Company Group of Companies (Canadian insurance)
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc.
100.0% - Great-West Lifeco LRCN Trust
100.0% - Great-West Lifeco U.S. LLC
100.0% - Great-West Lifeco US Finance 2019 I, LLC
100.0% - Great-West Lifeco US Finance 2019 II, LLC
100.0% - Great-West Lifeco Finance 2019, LLC
100.0% - Great-West Lifeco Finance 2019 II, LLC
100.0% - GW Lifeco U.S. Finance 2020, LLC
100.0% - Empower Finance 2020, LLC
1.0% - Great-West Lifeco U.S. Finance 2020 LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Great-West Lifeco Finance 2018, LP (99.0% owned by Great-West Lifeco, Inc.)
1.0% - Empower Finance 2020, LP (99.0% owned by Great-West Lifeco, Inc.)
99.0% - Great-West Lifeco U.S. Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - GW Lifeco US Finance 2020 5 Year, LLC

99.0% - Great-West Lifeco Finance 2018, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Great-West Lifeco Finance 2018, LLC
100.0% - Great-West Lifeco Finance 2018 II, LLC
99.0% - Empower Finance 2020, LP (1.0% owned by Great-West Lifeco U.S. LLC)
100.0% - Empower Finance 2020 A, LLC
100.0% - Empower Finance 2020 B, LLC
100.0% - Empower Finance 2020 C, LLC
99.0% - Great-West Lifeco US Finance 2019, LP (1.0% owned by 2142540 Ontario Inc.)
40.0% - Great-West Lifeco Finance (Delaware) LLC (60.0% owned by The Canada Life Assurance Company)
100.0% - Great-West Lifeco Finance 2017, LLC
99.0% - Great-West Lifeco U.S. Finance 2019 LP (1% owned by 2142540 Ontario Inc.)
100.0% - Great-West Lifeco US Finance 2019, LLC
100.0% - 2142540 Ontario Inc.
1.0% - Great-West Lifeco Finance (Delaware) LP (99% owned by Great-West Lifeco Inc.)
1.0% - Great-West Life US Finance 2019 LP (99% owned by Great-West Lifeco Inc.)
100.0% - Empower Finance UK 2021 Limited
100.0% - Empower Finance Swiss 2021 GmbH
18.5% - Portag3 Ventures LP
29.3% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
33.3% - Portag3 Ventures II LP
33.3% - Portag3 Ventures II International Investments Inc.
100.0% - 14653998 Canada Inc.
100.0% - 15422922 Canada Inc.
100.0% - 6109756 Canada Inc.
100.0% - 6922023 Canada Inc.
100.0% - 8563993 Canada Inc.
20.0% - 11249185 Canada Inc.
20.0% - Armstrong LP (1.0% owned by 11249185 Canada Inc.)
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
49.0% - Northleaf NCO (US) GP Ltd.
100.0% - Northleaf Capital Partners US GP LLC
49.0% - NICP IV GP Ltd.
100.0% - Northleaf Geothermal Holdings (Canada) GP Ltd.
49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
49.0% - Northleaf Private Credit III GP Ltd.
100% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100.0% - Northleaf Crescendo Holdings GP LLC
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49.0% - NEIF GP Ltd.

100.0% - Northleaf Strategic Capital GP Ltd.
49.0% - Northleaf Global Private Equity GP Ltd.
100.0% - NICP I NWP US GP LLC
100% - NCP NWP US GP Ltd.
49.0% - Northleaf NICP III GP Ltd.
100.0% - NCP US Terminals GP LLC
49.0% - NPCO GP Ltd.
49.0% - Northleaf LPF Private Credit Holdings GP Ltd.
49.0% - NPC II Holdings GP Ltd.
100.0% - NCP Canadian Breaks GP LLC
100.0% - Northleaf Vault Holdings GP Ltd.
100.0% - NSPC-L GPC Ltd.
100.0% - NCP CSV Holdings GP Ltd.
100.0% - Northleaf Capital Advisors Ltd.
100.0% - Northleaf Trustees Limited
100.0% - Northleaf PE GP Ltd.
49.0% - Northleaf Growth Fund GP Ltd.
100.0% - Northleaf Capital Partners (Canada) Ltd.
100.0% - Northleaf Class C Sub Holdings Ltd.
100.0% - Northleaf Capital Partners Japan KK
100.0% - Northleaf SH288 GP Ltd.
100.0% - Northleaf Capital Partners (Australia) Pty Ltd.
100.0% - Northleaf Capital Partners (UK) Limited
49.0% - Northleaf NICP II GP Ltd.
100.0% - Northleaf Class C Holdings GP Ltd.
100.0% - Northleaf Capital Partners (USA) Inc.
100.0% - Annex Fund GP Ltd.
100.0% - Northleaf Capital Partners GP Ltd.
100.0% - SW Holdings GP Ltd.
100.0% - NICP IV GP LLC
49.0% - Northleaf Global Private Equity Holdings GP Ltd.
100.0% - NPC III RN (Canada) GP Ltd.
100.0% - Northleaf NICP III Canadian Class C Holdings Ltd.
100.0% - Northleaf Millennium Holdings (US) GP Ltd.
100.0% - Northleaf Millennium Holdings (Canada) GP Ltd.
49.0% - Northleaf Secondary Partners IV GP Ltd.
49.0% - Northleaf Star Holdings GP Ltd.
100.0% - Northleaf Star GPC Ltd.
49.0% - Northleaf Private Credit GP Ltd.
100.0% - NPC GPC Ltd.
100.0% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100.0% - NPC II GPC Ltd.
100.0% - NSPC GPC Ltd.
49.0% - NSPC GP Ltd.
49.0% - NSPC-L GP Ltd.
49.0% - NSPC-L Holdings GP Ltd.

49.0% - NPC I Holdings GP Ltd.
49.0% - Northleaf Private Credit II GP Ltd.
49.0% - Northleaf NCO GP Ltd.
100.0% - NSPC International GP Ltd.
100.0% - NSPC-L International GP Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100.0% - Northleaf PE Holdings GP Ltd.
100.0% - Northleaf Capital Partners GP II Ltd.
49.0% - Northleaf NICP II Holdings GP Ltd.
100.0% - The Canada Life Assurance Company (NAIC #80659, MI)
99.9999% - CLUS CDN-LP (0.0001% owned by 4362014 Nova Scotia Company)
100.0% - Great-West US RE Holdings, Inc.
100.0% - CL Burlingame, LLC
10.0% - PGEW Burlingame, LLC
100.0% - EW PG – Airport Owner, LLC
100.0% - CL 25 North LLC
10.0% - 25 North Investors, LLC
100.0% - 25 North Investors SPE1, LLC
100.0% - 25 North Investors SPE3, LLC
100.0% - 25 North Investors SPE4-9, LLC
100.0% - Great-West US RE Acquisition, LLC
100.0% - EW GP Fund I LLC
100.0% - CL EVOX LLC
10.0% - EVOX Holdings LLC
100.0% - EVOX Holdings II LLC
100.0% - EVOX NJ Edison 65 LLC
100.0% - EVOX TRS LLC
100.0% - EVOX TN Smyrna 2699 LLC
100.0% - EVOX TX Sugar Land 12510 LLC
100.0% - EVOX OR Hillsboro 3550 LLC
100.0% - EVOX CA Oceanside 4665 LLC
100.0% - EVOX CA Fremont 43990 LLC
100.0% - EVOX AZ Chandler 800 LLC
100.0% - EVOX AZ Chandler Airpark LLC
100.0% - EVOX CO Centennial LLC
100.0% - EW GP Fund II LLC
100.0% - EW GP Fund I Managing Member LLC
99.99% - CL US Property Feeder I LP (0.01% owned by GWLRA GP LLC)
41.2% - GWL THL Private Equity I Inc. (58.8% owned by The Canada Life Insurance Company of Canada)
100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.

1.0% - Great-West Investors LP (99.0% owned by Great- West Investors LP Inc.)
100.0% - T.H. Lee Interests
77.0% - CDN US Direct RE Holdings Ltd. (23% owned by The Canada Life Insurance Company of Canada)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - GWL Direct 32 Cambridge LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - GWL Direct 1925 Grove LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
100.0% - GWL Direct 9485 Hwy 42 LLC
100.0% - GWL Direct Moonachie LLC
100.0% - GWL Direct 4785 Fulton LLC
100.0% - GWL Direct 7410 + 7419 Roosevelt LLC
100.0% - GWL Direct 11077 Rush LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC
100.0% - GWL Realty Advisors Inc.
100.0% - RAUS GP Holdings Inc.
100.0% - GWL U.S. Property Fund LP LLC
100.0% - GWLRA GP LLC
100.0% - GWL Plus GP LLC
100.0% - GWL Plus II GP LLC
100.0% - GWL GP LLC
100.0% - GWL RES GP LLC
0.01% - CL US Property Feeder I LP (99.99% owned by The Canada Life Assurance Company)
0.01% - CL US Property Feeder II LP (99.99% owned by Great-West Life & Annuity Insurance Company)
100.0% - RA Real Estate Inc.
0.1% - RMA Real Estate LP (99.9% owned by The Canada Life Assurance Company)
100% - RMA Properties Ltd.
100% - RMA Properties (Riverside) Ltd.
100.0% - GWL Realty Advisors Residential Inc.
100.0% - 2278372 Ontario Inc.

100.0% - 100039744 Ontario Inc.
87.5% - 555 Robson Holding Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
80.0% - 1385456 B.C. Ltd. (20% owned by The Canada Life Insurance Company of Canada)
100.0% - 200 Graham Ltd.
100.0% - 801611 Ontario Limited
100.0% - 1213763 Ontario Inc.
99.99% - Riverside II Limited Partnership (0.01% owned by 2024071 Ontario Limited)
100.0% - Kings Cross Shopping Centre Ltd.
100.0% - 681348 Alberta Ltd.
50.0% - 3352200 Canada Inc.
100.0% - 1420731 Ontario Limited
60.0% - Great-West Lifeco Finance (Delaware) LLC (40.0% owned by Great-West Lifeco Finance (Delaware) LP)
100.0% - 1455250 Ontario Limited
100.0% - CGWLL Inc.
100.0% - Canada Life Securities Ltd.
100.0% - ClaimSecure Inc.
100.0% - 14894821 Canada Inc.
100.0% - Value Partners Group Inc.
100.0% - Value Partners Investments Inc.
100.0% - LP Insurance and Estate Planning Ltd.
100.0% - LP Financial Planning Services Ltd.
100.0% - 14888669 Canada Inc.
100.0% - Investment Planning Counsel Inc.
100.0% - IPC Estate Services Inc.
100.0% - IPC Investment Corporation
100.0% - IPC Securities Corporation
100.0% - Counsel Portfolio Services Inc.
100.0% - Counsel Portfolio Corporation
100.0% - 2020917 Alberta Ltd.
84.0% - 2148902 Alberta Ltd. (16% owned by The Canada Life Insurance Company of Canada)
70.0% - 2157113 Alberta Ltd. (30% owned by The Canada Life Insurance Company of Canada)
100.0% - The Walmer Road Limited Partnership
100.0% - Laurier House Apartments Limited
100.0% - Marine Promenade Properties Inc.
100.0% - 2024071 Ontario Limited
100.0% - 431687 Ontario Limited
0.01% - Riverside II Limited Partnership (99.99% owned by 1213763 Ontario Inc.)
100.0% - High Park Bayview Inc.
0.001% - High Park Bayview Limited Partnership
99.999% - High Park Bayview Limited Partnership
5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)
100% - Mountain Asset Management LLC
100.0% - CLUS CDN-GP Co.
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.
0.0001% - CLUS CDN-LP (99.9999% owned by The Canada Life Assurance Company)
100.0% - CLUS CDN Mgmt Holdings Ltd.

100.0% - CLUS Mgmt Holdings Inc.
100.0% - GW Property Services, LLC
100.0% - RMA Realty Holdings Corporation Ltd.
100.0% - 1995709 Alberta Ltd.
2.56% - RMA (U.S.) Realty LLC (97.44% owned by RMA Realty Holdings Corporation Ltd.)
97.44% - RMA (U.S.) Realty LLC (2.56% owned by 1995709 Alberta Ltd.)
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
97.44% - RMA Real Estate LP (2.56% owned by RA Real Estate Inc.)
100.0% - RMA American Realty Corp.
1% - RMA American Realty Limited Partnership (99% owned by RMA (U.S.) Realty LLC (Delaware))
99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)
99.9% - RMA Real Estate LP (0.01% owned by RA Real Estate Inc.)
100.0% - RMA Properties Ltd.
100.0% - RMA Properties (Riverside) Ltd.
100.0% - KS Village (Millstream) Inc.
100.0% - Trop Beau Developments Limited
100.0% - RA SPE 599 Holdings Inc.
100.0% - RA SPE 599 Inc.
100.0% - Kelowna Central Park Properties Ltd.
100.0% - Kelowna Central Park Phase II Properties Ltd.
87.5% - Vaudreuil Shopping Centres Limited (12.5% owned by The Canada Life Insurance Company of Canada)
62.0% - 1296 Station Street Properties Ltd. (380% owned by The Canada Life Insurance Company of Canada)
100.0% - Saskatoon West Shopping Centres Limited
87.5% - 2331777 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2344701 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 2356720 Ontario Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
87.5% - 0977221 B.C. Ltd. (12.5% owned by The Canada Life Insurance Company of Canada)
97.07% - 7420928 Manitoba Limited Partnership (0.02% owned by 7419521 and 2.90% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419521 Manitoba Ltd.
0.02% - 7420928 Manitoba Limited Partnership (97.07% owned by The Canada Life Assurance Company and 2.90% owned by The Canada Life Insurance Company of Canada)
100.0% - 7419539 Manitoba Ltd.
100.0% - 1338988 B.C. Ltd.
100.0% - 1542775 Alberta Ltd.
100.0% - 0813212 B.C. Ltd.
100.0% - 1319399 Ontario Inc.
100.0% - 13369901 Canada Inc.
100.0% - 4298098 Canada Inc. 100.0% - 389288 B.C. Ltd.
100.0% - Quadrus Investment Services Ltd.
88.0% - Neighborhood Dental Services Ltd.
100.0% - Quadrus Distribution Services Ltd.
100.0% - Toronto College Park Ltd.
100.0% - 185 Enfield GP Inc.
0.01% - 185 Enfield LP (99.99% owned by The Canada Life Assurance Company)
99.99% - 185 Enfield LP (0.001% owned by 185 Enfield GP Inc.)
100.0% - 320 McRae GP Inc.
0.001% - 320 McRae LP (99.99% owned by The Canada Life Assurance Company)

99.99% - 320 McRae LP (0.001% owned by 320 McRae GP Inc.)
100.0% - Financial Horizons Group Inc.
100.0% - Financial Horizons Incorporated
100.0% - Continuum Financial Centres Inc.
100.0% - TORCE Investment Management Inc..
100.0% - Canada Life Capital Corporation, Inc.
100.0% - 11658735 Canada Inc.
100% - GLC Reinsurance Corporation
100.0% - Canada Life International Holdings Limited
100.0% - Canada Life UK Holdings Limited
100.0% - Stonehaven UK Limited
100.0% - MGM Advantage Services Limited
100.0% - Canada Life Asset Management Limited
100.0% - Canada Life Platform Limited
100.0% - Canada Life SIPP Trustee Limited
100.0% - Canada Life Platform Nominee Limited
100.0% - Canada Life Annuity Reinsurance (Barbados) Corporation
100.0% - Canada Life International Services Limited
100.0% - Canada Life International Limited
100.0% - CLI Institutional Limited
100.0% - The Canada Life Group (U.K.) Limited
100.0% - ILGWM Limited
100.0% - Clearview Investments & Pensions Limited
90.0% - Harvest Trustee Limited
90.0% - Harvest Financial Services Limited
100.0% - Platform Capital Holdings Limited
100.0% - Conexim Advisors Limited
100.0% - Vestone Ltd.
100.0% - Cornmarket Group Financial Services Limited
100.0% - Cornmarket Civil and Public Sector Mastertrust dac
100.0% - Cornmarket Insurance Services Limited
100.0% - EIS Financial Services Limited
100.0% - K.D. Retirement Services Limited
100.0% - Unio Limited
100.0% - ILGAPT Limited
100.0% - APT Workplace Pension Ltd.
100.0% - APT Wealth Management Ltd.
100.0% - APTFS Nominees Ltd.
100.0% - Unio Financial Services Limited
100.0% - BCRM Financial Holdings (Ireland) dac
100.0% - Acumen & Trust dac
100.0% - ILP Pension Trustees DAC
100.0% - Invesco Trustee AC
100.0% - Acumen & Trust Pension Trustees dac
100.0% - ILP Master Trustee dac
100.0% - Irish Life Trustee Services Limited
100.0% - Navigate Master Trustee dac

100.0% - Canada Life Irish Holding Company Limited
80.0% - Canada Life International Assurance (Ireland) Designated Activity Company (20.0% owned by CL Abbey Limited)
24.625% - Summitas Beteiligungs GmbH (9.85% owned by JDC Group AG)
100.0% - Summitas Holding GMbh
100.0% - Summitas MidCo GMbh
100.0% - Summitas Gruppe GMbh
26.9% - JDC Group AG
9.85% - Summitas Beteiligungs GmbH (24.625% owned by Canada Life Irish Holding Company Limited)
100.0% - Summitas Holding Gmbh
100.0% - Summitas MidCo Gmbh
100.0% - Summitas Gruppe Gmbh
100.0% - Munchener Versicherungsmakler GmbH
100.0% - EASIE Assekuranzmakler – AG
100.0% - Dr. Ihlas GmbH
100.0% - Confera GmbH
100.0% - Confera Coverage Solutions GmbH
75.1% - BB-Wertpapier-Verwaltungsgesellschaft mbH
100.0% - Jung, DMS & Cie.AG
100.0% - Jung, DMS & Cie.Pro GmbH
100.0% - Morgen & Morgen GmbH
100.0% - Jung, DMS & Cie.Pool GmbH
100.0% - JDC Geld,de GmbH
100.0% - JDC plus GmbH
100.0% - JDC B-LAB GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Germany)
100.0% - FINUM.Finanzhause AG
100.0% - FINUM.Pension Consulting GmbH
100.0% - FINUM.Private Finance AG (Germany)
100.0% - FVV – GmbH
100.0% - FINUM.PRIVATE Finance Holding GmbH (Austria)
100.0% - FINUM.Private Finance AG (Austria)
100.0% - Jung, DMS & Cie. GmbH
51.0% - Jupoo finance GmbH
100.0% - CL Abbey Limited
20.0% - Canada Life International Assurance (Ireland) Designated Activity Company (80.0% owned by Canada Life Irish Holding Company Limited)
100.0% - Canada Life Re Ireland dac
100.0% - Canada Life Dublin dac
50.0% - AIBJV Holdings Limited
100.0% - AIBJV dac
100.0% - Canada Life Group Services Limited
100.0% - Canada Life Europe Investment Limited
100.0% - Canada Life Europe Management Services Limited

21.33% - Canada Life Assurance Europe Limited (78.67% owned by Canada Life Europe Investment Limited)
78.67% - Canada Life Assurance Europe Limited (21.33% owned by Canada Life Europe Management Services Limited)
100.0% - Irish Life Investment Managers Limited
100.0% - Summit Asset Managers Limited
100.0% - ILIM European Real Estate Fund General Partner SARL
100.0% - Setanta Asset Management Limited
100.0% - Canada Life Pension Managers & Trustees Limited
100.0% - Canada Life European Real Estate Limited
100.0% - Canada Life Trustee Services (U.K.) Limited
100.0% - CLFIS (U.K.) Limited
100.0% - Canada Life UK Staff Pension Trustee Limited
100.0% - Canada Life Limited
14.0% - Harbourside Leisure Management Company Limited 11.0% - St. Paul’s Place Management Company Limited
26.0% - ETC Hobley Drive Management Company Limited
100.0% - Synergy Sunrise (Wellington Row) Limited
76.0% - Radial Park Management Limited
100.0% - Canada Life (U.K.) Limited
100.0% - Canada Life Fund Managers (U.K.) Limited
100.0% - Canada Life Group Services (U.K.) Limited
100.0% - Canada Life Home Finance Trustee Limited
100.0% - Canada Life Irish Operations Limited
100.0% - Canada Life Ireland Holdings Limited.
100.0% - Irish Life Group Limited
100.0% - Irish Life Ark Life Dublin dac
100.0% - ILHAWK Limited
100.0% - Vigo Health Limited
100.0% - Irish Life Health dac
100.0% - Irish Life Wellbeing Limited
100.0% - Irish Life Group Services Limited
100.0% - Irish Life Financial Services Ltd.
43.40% - Multiply.AI
49.0% - Affinity First Limited
100.0% - Irish Life Associate Holdings Unlimited Company
100.0% - Irish Life Assurance plc.
100.0% - Ilona Financial Group, Inc.
100.0% - Stephen Court Limited
100.0% - (2,3&4) Basement Company Limited
66.66% - City Gate Park Administration Limited
50.0% - Dakline Company Ltd.
50.0% - Earlsfort Centre (Atrium) Limited
100.0% - London Life and Casualty Reinsurance Corporation
100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.
100.0% - Canada Life International Reinsurance Corporation
100.0% - Canada Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)
100.0% - Canada Life International Reinsurance (Barbados) Corporation
100.0% - 4073649 Canada, Inc.
100.0% - CL Luxembourg Capital Management S.á.r.l.
100.0% - Canada Life Finance (U.K.) Limited
100.0% - 8478163 Canada Limited
100.0% - Canada Life Capital Bermuda Limited
100.0% - 9983813 Canada Inc.
100.0% - Canada Life Capital Bermuda III Limited
77.0% - Great-West Investors Holdco Inc. (23% owned by GWL THL I Private Equity I Inc.)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% owned by Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
100.0% - CL 22 Chapel GP Inc.
100.0% - CL Eastlake GP Inc.
100.0% - CL Lago GP Inc.
100.0% - CL 2505 Bruckner GP Inc.
100.0% - The Canada Life Insurance Company of Canada
2.90%- 7420928 Manitoba Limited Partnership (97.07% owned by The Canada Life Assurance Company and 0.02% owned by 7419521 Manitoba Ltd.)
100.0% - 6855572 Manitoba Ltd.
100.0% - Advice Canada (CL Holdings) Inc. (formerly 12955954 Canada Inc.)
60.0% - Neil & Associates (2006) Inc.
100.0% - Neil & Associates 2017 Inc.
100.0% - Rubbix Risk & Wealth Management Inc.
51.0% - Capcorp Financial Corporation
94.4% - MAM Holdings Inc. (5.6% owned by The Canada Life Assurance Company)
100.0% - Mountain Asset Management LLC
12.5% - 2331777 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 2344701 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - Vaudreuil Shopping Centres Limited (87.5% owned by The Canada Life Assurance Company)
38.0% - 1296 Station Street Properties Ltd. (62.0% owned by The Canada Life Assurance Company)
12.5% - 2356720 Ontario Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 0977221 B.C. Ltd. (87.5% owned by The Canada Life Assurance Company)
12.5% - 555 Robson Holding Ltd. (87.5% owned by The Canada Life Assurance Company)
20.0% - 1385456 B.C. Ltd. (80.0% owned by The Canada Life Assurance Company)
58.8% - GWL THL Private Equity I Inc. (41.2% The Canada Life Assurance Company)

100.0% - GWL THL Private Equity II Inc.
23.0% - Great-West Investors Holdco Inc. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West Investors LLC
100.0% - Great-West Investors LP Inc.
99.0% - Great-West Investors LP (1.0% owned by Great-West Investors GP Inc.)
100.0% - T.H. Lee Interests
100.0% - Great-West Investors GP Inc.
1.0% - Great-West Investors LP (99.0% Great-West Investors LP Inc.)
100.0% - T.H. Lee Interests
16.0% - 2148902 Alberta Ltd. (84% by The Canada Life Assurance Company)
30.0% - 2157113 Alberta Ltd (70% by The Canada Life Assurance Company)
23.0% - CDN US Direct RE Holdings Ltd. (77% owned by The Canada Life Assurance Company)
100.0% - Great-West US Direct Residential Holdings Inc.
100.0% - GWL Direct 425 Trade LLC
100.0% - GWL Direct 4471 + 4433 42nd LLC
100.0% - GWL Direct 32 Cambridge LLC
100.0% - Great-West US Direct RE Holdings Inc.
100.0% - GWL Direct 650 Almanor LLC
100.0% - GWL Direct 345 Cessna LLC
100.0% - GWL Direct 1925 Grove LLC
100.0% - CL GFP LLC
10.0% - GFP CL Holdings LLC
100.0% - GFP CL Maspeth 55-30, LLC
100.0% - GWL Direct 1 Bulfinch Place LLC
100.0% - Great-West US Direct RE Acquisition LLC
100.0% - GWL Direct 851 SW 34th LLC
100.0% - GWL Direct 12100 Rivera LLC
100.0% - GWL Direct 3209 Lionshead LLC
100.0% - GWL Direct 18701-18901 38th LLC
100.0% - GWL Direct 12900 Airport LLC
100.0% - GWL Direct 25200 Commercentre LLC
100.0% - GWL Direct 351-353 Maple LLC
100.0% - GWL Direct 260 Ace-5725 Amelia LLC
100.0% - GWL Direct 9485 Hwy 42 LLC
100.0% - GWL Direct Moonachie LLC
100.0% - GWL Direct 4785 Fulton LLC
100.0% - GWL Direct 7410 + 7419 Roosevelt LLC
100.0% - GWL Direct 11077 Rush LLC
96.0% - CL ACP Nassau, LLC
100.0% - EW Direct 1Nassau LLC

100.0% - CL Capital Management (Canada), Inc.
100.0% - Canada Life Mortgage Services Ltd.
100.0% - Canada Life Capital Trust
100.0% - Canada Life Investment Management Ltd.

D.
IGM Financial Inc. Group of Companies (Canadian mutual funds)
Power Corporation of Canada
100.0% - Power Financial Corporation
62.122% - IGM Financial Inc. (direct and indirect 65.985%)
100.0% - Investors Group Inc.
100.0% - Investors Group Financial Services Inc.
100.0% - 11249142 Canada Inc.
100.0% - Investors Group Trust Co. Ltd.
100.0% - I.G. Insurance Services Inc.
100.0% - Investors Syndicate Limited
100.0% - Investors Group Securities Inc.
100.0% - I.G. Investment Management, Ltd.
100.0% - Investors Group Corporate Class Inc.
100.0% - Investors Syndicate Property Corp.
100.0% - 0992480 B.C. Ltd.
100.0% - 1081605 B.C. Ltd.
100.0% - 11263552 Canada Inc.
100.0% - 1000054111 Ontario Inc.
100.0% - Mackenzie Inc.
100.0% - Mackenzie Financial Corporation
100.0% - Mackenzie Investments Europe Limited
100.0% - Mackenzie Investments Asia Limited
100.0% - Mackenzie Together Charitable Foundation
100.0% - MMLP GP Inc.
100.0% - Mackenzie Investments Corporation
27.8% - China Asset Management Co., Ltd.
100.0% - Shanghai China Wealth Management Co., Ltd.
100.0% - China Capital Management Co., Ltd.
100.0% - China Asset Management (Hong Kong) Limited
100.0% - China Equity Fund Management (Beijing) Co., Ltd.
80.0% - 11249185 Canada Inc.
1.0% - Armstrong LP
49.9% - Northleaf Capital Group Ltd.
100% - Northleaf Capital Partners Ltd.
100% - Northleaf PPP GP Ltd.
100% - Northleaf Secondary Partners III GP Ltd.
49.0% - Northleaf NCO (US) GP Ltd.
100.0% - Northleaf Capital Partners US GP LLC
49.0% - NICP IV GP Ltd.
100% - Northleaf Geothermal Holdings (Canada) GP Ltd.

49.0% - Northleaf Venture Catalyst Fund III GP Ltd.
49.0% - Northleaf Private Credit III GP Ltd.
49.0% - NSPC-L Holdings II GP Ltd.
49% - Northleaf Private Equity VIII GP Ltd.
100.0% - Northleaf Crescendo Holdings GP LLC
100% - Northleaf Small Cell GP Ltd.
100% - NCP Terminals GP Ltd.
100% - Northleaf NICP III GP LLC
100% - Northleaf Music Copyright Ventures GP Ltd.
49% - NEIF GP Ltd.
100.0% - Northleaf Strategic Capital GP Ltd.
49.0% - Northleaf Global Private Equity GP Ltd.
100.0% - NICP I NWP US GP LLC
49% - Northleaf NICP III GP Ltd.
100% - NCP US Terminals GP LLC
49.0% - NPCO GP Ltd.
49.0% - Northleaf LPF Private Credit Holdings GP Ltd.
49.0% - NPC II Holdings GP Ltd.
100.0% - NCP Canadian Breaks GP LLC
100% - Northleaf Vault Holdings GP Ltd.
100% - NSPC-L GPC Ltd.
100% - NCP CSV Holdings GP Ltd.
100% - Northleaf Capital Advisors Ltd.
100.0% - Northleaf Trustees Limited
100% - Northleaf PE GP Ltd.
49.0% - Northleaf Growth Fund GP Ltd.
100% - Northleaf Capital Partners (Canada) Ltd.
100.0% - Northleaf Class C Sub Holdings Ltd.
100.0% - Northleaf Capital Partners Japan KK
100.0% - Northleaf SH288 GP Ltd.
100.0% - NCP NWP US GP Ltd.
100.0% - Northleaf Capital Partners (Australia) Pty Ltd.
100% - Northleaf Capital Partners (UK) Limited
49% - Northleaf NICP II GP Ltd.
100% -Northleaf Class C Holdings GP Ltd.
100% - Northleaf Capital Partners (USA) Inc.
100% - Annex Fund GP Ltd.
100% - Northleaf Capital Partners GP Ltd.
100% - SW Holdings GP Ltd.
100.0% - NICP IV GP LLC
49.0% - Northleaf Global Private Equity Holdings GP Ltd.
49.0% - NPC III RN (Canada) GP Ltd.
100% - Northleaf NICP III Canadian Class C Holdings Ltd.
100% - Northleaf Millennium Holdings (US) GP Ltd.
100% - Northleaf Millennium Holdings (Canada) GP Ltd.
49.0% - Northleaf Secondary Partners IV GP Ltd.
49.0% - Northleaf Star Holdings GP Ltd.

100% - Northleaf Star GPC Ltd.
49% - Northleaf Private Credit GP Ltd.
100% - NPC GPC Ltd.
100% - Northleaf Lal Lal Holdings GP Ltd.
100% - Northleaf Lal Lal Holdings (Australia) Pty Ltd.
100% - NPC II GPC Ltd.
100% - NSPC GPC Ltd.
49% - NSPC GP Ltd.
49% - NSPC-L GP Ltd.
49% - NSPC-L Holdings GP Ltd.
49% - NPC I Holdings GP Ltd.
49% - Northleaf Private Credit II GP Ltd.
49% - Northleaf NCO GP Ltd.
100% - NSPC International GP Ltd.
100% - NSPC-L International GP Ltd.
63.17% - Northleaf Capital Holdings Ltd.
100% - Northleaf PE Holdings GP Ltd.
100% - Northleaf Capital Partners GP II Ltd.
49% - Northleaf NICP II Holdings GP Ltd.
100.0% - MGELS Investments Limited
100.0% - MEMLS Fund Management (Cayman) Ltd.
100.0% - Mackenzie EM Funds Management (Cayman) Ltd.
100.0% - Mackenzie GP Inc.
100.0% - 2023 Holdco Inc.
20.456% - Rockefeller Capital Management General Partner L.L.C.
18.54% - Portag3 Ventures LP
19.82% - Springboard LP
55.23% - Springboard LP
56.50% - WealthSimple Financial Corp. (54.16% equity)
29.33% - Springboard II LP
33.3% - Portag3 Ventures II Affiliates LP
31.97% - Portag3 ventures II LP
5.95% - Portage Ventures III LP
14.60% - Conquest Planning Inc.
30.00% - Project Alphonso Acquisition Corp.
5.15% - WealthSimple Financial Corp. (4.66% equity)

E.
Pargesa Holding SA Group of Companies (European investments)
Power Corporation of Canada
100.0% - Power Financial Corporation
100.0% - Power Financial Europe SA
50.0% - Parjointco SA
100.0% - Pargesa SA
45.30% - Groupe Bruxelles Lambert (31.0% in capital)
3.9% - Groupe Bruxelles Lambert (5.2% in capital)

0.9% - Umicore SA
19.8% - Ontex NV
11.2% - Pernod Ricard SA (6.7% in capital)
96.5% - FINPAR II SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Ontex NV
90.2% - FINPAR III SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
94.4% - FINPAR IV SA
0.2% - Groupe Bruxelles Lambert (0.1% in capital)
0.1% - Imerys
94.9% - FINPAR V SRL
0.2% - Groupe Bruxelles Lambert (0.1% capital)
0.1% - Concentrix
95.0% - FINPAR VI SRL
0.2% - Groupe Bruxelles Lambert (0.1 capital)
0.1% - Concentrix
98.6% - FINPAR VII SRL
0.7% - Groupe Bruxelles Lambert (0.5% in capital)
4.9% - GfG Topco S.a.r.l.
99.0% - FINPAR VIII SRL
1.1% - Groupe Bruxelles Lambert (0.8% in capital)
3.6% - Sofia Capital S.à r.l.
98.8% - FINPAR IX SRL
0.9% - Groupe Bruxelles Lambert (0.6% in capital)
4.8% - Celeste Capital S.a.r.l
1.2% - Sagerpar SA
100.0% - Vancouver Capital S.a.r.l
16.3% - Stan Holding SAS
99.1% - Voodoo SAS
100.0% - Belgian Securities S.a.r.l.
68.1% - Imerys (54.6% in capital)
100.0% - Mircal
100.0% - Imerys Tableware France
100.0% - Imerys Tableware Deutschland GmbH
100.0% - Imerys Ceramics New Zealand
100.0% - Imerys Graphite & Carbon Switzerland SA
100.0% - Imerys Graphite & Carbon Japan K.K.
100.0% - Imerys Graphite & Carbon Korea
100.0% - Imerys Manufacturing Korea Ltd
100.0% - Nippon Power Graphite Co., Ltd
100.0% - Imerys Ceramics Brasil – Minerais para Ceramicas Ltda
100.0% - Imerys Do Brasil Comercio De Extracao De Minerios Ltda
100.0% - Micron-Ita Mineracao Ltda
100.0% - Mircal Bresil
100.0% - Imerys Rio Capim Caulim
100.0% - Para Pigmentos SA-PPSA

100.0% - Imerys Minerals Japan K.K.
60.0% - Niigata GCC Ltd
100.0% - Imerys Specialities Japan Co., Ltd
100.0% - Imerys Minerales Peru S.A.C
99.0% - Imerys Minerales Chile SpA
95.3% - Imerys Minerales Argentina (4.7% Parimetal)
100.0% - Mircal Italia SpA
100.0% - Imerys Minerali SpA
100.0% - Imerys Minerali Corsico Srl
99.66% - Imerys Talc Italy S.p.A.
100.0% - Imerys Ceramics Italy S.R.L
100.0% - Imerys Asia Pacific Pte Ltd
39.0% - Imerys Ceramics (Thailand) Ltd
80.0% - Imerys Minerals (Thailand) Ltd (20% Owned by Imerys Ceramics (India) Private Limited
51.0% - MRD-ECC Co., Ltd (49% Owned by Imerys Asia Pacific Pte Ltd)
100.0% - Imerys Kiln Furniture (Thailand) Ltd
49.0% - MRD-ECC Co., Ltd (51% Owner Imerys Ceramics (Thailand) Ltd)
100.0% - MRD Co., Ltd
100.0% - Imerys Mineral Vietnam Ltd
51.0% - PT.Esensindo Cipta Cemerlang
100.0% - Imerys Carbonates (Thailand) Co, Ltd
66.67% - YBB Calcium Products Co, Ltd
100.0% - Imerys Fused Minerals (Yingkou) Co, Ltd
100.0% - Imerys Zhejiang Zirconia Co., Ltd
100.0% - Imerys Zhejiang Zirconia Co., Ltd
100.0% - Imerys Ceramics (India) Private Limited
20.0% - Imerys Minerals (Thailand) Ltd (80% Owned by Imerys Ceramics (Thailand) Ltd
100.0% - Imerys Minerals Malaysia Sdn Bhd
100.0% - Kinta Powdertec Sdn Bhd
55.0% - Yueyang Imerys Antai Minerals Co., Ltd
100.0% - Imerys Minerals (India) Private Ltd
100.0% - Imerys Carbonates India Limited
100.0% - Imerys Performance and Filtration Minerals Private Limited
74.0% - Imerys Newquest (India) pte Ltd
50.0% - Gimpex-Imerys India Private Ltd
100.0% - Berg Minerals Trading (Shangai) Co., Ltd
100.0% - Imerys Pacific Ltd
43.53% - Imerys Pigments (Wuhu) Co., Ltd (56.47% Owned by Imerys Asia Pacific PTE Ltd)
100.0% - Imerys Pigments (Qingyang) Co., Ltd
56.47% - Imerys Pigments (WuHu) Co., Ltd (43.53% Owned by Imerys Pacific Ltd)
99.99% - Imerys Ceramics France
40.0% - IMAF
96.58% - Imerys Ceramics Portugal, SA
100.0% - Imerys Minerals GmbH
100.0% - Donbasskeramika
99.45% - Donkaolin
93.26% - Imerys Ceramics Egypt (0.56% Owned by Mircal + 0.56% Owned by Parimetal)

99.6% - Imerys Trading Minerals Egypt
100.0% - Imerys Minéraux Belgique SA
50.0% - Industrial Minerals of Greece
100.0% - Latomia N. Korakas SA
100.0% - Mikro Mineral Endustriyel Mineraller Sanavi ve Ticaret AS
50.0% - Vougioukli Quarries AVEE
100.0% - Imerys Minerals (Taiwan) Ltd
100.0% - Imerys Minéraux France
100.0% - Imerys PCC France
100.0% - Imerys Minerals International Sales
100.0% - Artemyn
50.0% - Cebo International B.V
100.0% - Cebo UK limited
100.0% - Cebo Marine B.V.
100.0% - Cebo Holland B.V.
100.0% - Almatech Mineral International ltd
94.7% - PT Imerys Ceramic Indonesia
100.0% - Imerys Industrial Minerals Denmark A/S
68.94% - Imerys South Africa Pty Ltd
100.0% - Imerys Refractory Minerals South Africa (Pty) Ltd
50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys South Africa Pty Ltd)
50.0% - Tygerkloof Mining (Proprietary) Ltd (50% Owned by Imerys Refractory Minerals South Africa Pty Ltd
100.0% - Samrec Pty Ltd
100.0% - ECCA Holdings Pty Ltd
100.0% - Refractory Minerals Pty Ltd
100.0% - ECCA Minerals Pty Ltd
100.0% - Imerys South Europe S.L.
97.0% - Imerys Kiln Furniture Espana, S.A.
100.0% - Imerys Seramik hammddeleri Sanayi ve Ticaret AS
100.0% - Imerys Perlita Barcelona, S.A.
100.0% - Imerys Diatomita Alicante, S.A.
100.0% - Harblite Aegean Enudstri Mineralleri Sanayi AS
100.0% - Imerys Talc UK Holding Ltd
100.0% - Imerys Talc Mexico, S.A. de C.V.
99.76% -Imerys Talc Belgium
100.0% - Imerys Talc Canada Inc.
100.0% - Imerys Talc Europe
100.0% - Imerys Talc Luzenac France
100.0% - Imerys Talc Germany GmbH
90.0% - Imerys Talc Austria GmbH (10% Owned by Imerys Talc Europe)
100.0% - Imerys Talc Australia Pty Ltd
10.0% - Imerys Talc Austria Gmbh (90% Owned by Imerys Talc Luzenac France)
50.0% - The Quartz Corp SAS
100.0% - The Quartz Corp USA
100.0% - The Quartz Corp AS
100.0% - Quartz Corp (Shanghai) Co., Ltd
100.0% - Ardoisieres D’Angers

100.0% - Alumica Canada Inc.
100.0% - Imerys Middle East Holding Company W.L.L.
70.0% - Imerys Al Zayani Co., W.L.L.
100.0% - Minven
70.0% - Imerys Mineral Arabia LLC
100.0% - Imerys High Resistance Minerals Japan K.K.
100.0% - Imerys Beyrede
100.0% - Imerys Glomel
100.0% - Imerys Re
100.0% - Imerys Filtration France
100.0% - Imerys Minerals Korea Ltd
100.0% - Mircal De Mexico, SA de CV
100.0% -Liquid Quimica Mexicana, SA de CV
100.0% - Imerys Ceramics Mexico, SA de CV
100.0% - Imerys Almeria, SA de CV
100.0% - Imerys Almeria Diatomia Concessions Zacoalco
100.0% - Minera Roca Rodando Srl de CV
100.0% - Imerys Roca Rodando Concessions HMO, S.A. de VC
100.0% - Imerys Cierac
89.34% - Vatutinsky Kombinat Vogentryviv
100.0% - Imerys Czech Republic s.r.o
24.98% - SEITISS IMERYS MINERAUX CIRCULAIRES (SIMC)
100.0% - Imerys Aluminates Groupe
100.0% - Imerys Aluminates Corporate
100.0%- Imerys Aluminates
100.0% - Imerys Sydney Pty Ltd
100.0% - Kerneos Southern Africa Pty Ltd
100.0% - Imerys (Tianjin) New Material Technology Co., Ltd
90.0% - Zhengzhou Jianai Special Aluminates Co. Ltd
100.0% - LLC Imerys Aluminats
100.0% - Guiyan Jianai Special Aluminates Co. Ltd
100.0% - Imerys Vizag Private Limited
100.0% - Kerneos India Aluminate Private Ltd
100.0% - Imerys Services
100.0% - Parimental
100.0% - Imertech
100.0% - Imerys (Shanghai) Investment Management Co., Ltd
100.0% - Imerys UK Limited
100.0% - Imerys Trustees Ltd
100.0% - Imerys UK Pension Fund Trustees Ltd
100.0% - Imerys Materials Limited
75.0% - ReClaym Limited
25.0% - Eco-Bos Development Limited
100.0% - Imerys Aluminates Limited
100.0% - Berg Minerals UK Limited
100.0% - Imerys UK Finance Ltd
100.0% - Imerys PCC UK Ltd

80.0% - Imerys British Lithium Limited
100.0% - Calderys Refractorios Venezolanos
100.0% - Instalaciones Refractarias
100.0% - Imerys Mineral AB
100.0% - Imerys Minerals Oy
100.0% - Imerys Talc Finland Oy
100.0% - Imerys Minerals Netherlands B.V.
100.0% - Imerys Kiln Furniture Hungary Kft.
100.0% - Imerys Villach GmbH
100.0% - Monrefco GmbH
49.9% - Vermiculita y Derivados, SI
89.61% - Imerys Services Germany GmbH & Co. KG (10.39% Owned by S& B Minerals Participations Sarl)
100.0% - Imerys Administrative Germany GmbH
100.0% - NAIMEX Srl
100.0% - S&B Industrial Minerals Morocco
100.0% - Imerys Bentonite Hungary Kft
99.73% - Imerys Minerals Bulgaria AD
100.0% - Imerys Laufenburg GmbH
100.0% - Imerys Murg GmbH
100.0% - Imerys Zschornewitz GmbH
100.0% - Imerys Teutschenthal GmbH
86.0% - Imerys Domodossola SpA (14% Owned by Imerys Aluminates)
100.0% - Imerys Ruse d.o.o.
100.0% - Imerys Fused Minerals Guizhous Co. Ltd
100.0% - Imerys Fused Minerals Salto Ltda
100.0% - MSL Minerasi S.A.
50.0% - Imerys Fused Materals France Sarl
100.0% - Imerys Carbonates Austria GmbH
100.0% - Shandong Imerys Mount Tai Co., Ltd
100.0% - Imerys Poland sp. z.o.o
99.0% - Imerys Graphite & Carbon Belgium SA
100.0% - Imerys Belgium SA
100.0% - Imerys Graphite & Carbon Canada Inc.
100.0% - Imerys Canada Inc.
100.0% - BERG Minerals Canada Inc.
100.0% - Calderys Algeria SPA
100.0% - Calderys Refrakter
100.0% - Imerys Greenelle One
100.0% - Imerys Greenelle Two
100.0% - Imerys Lithium France
100.0% - Artemyn Belgium
100.0% - Artemyn Brazil Ltda
100.0% - Artemyn Asia Pacific Pte Ltd
100.0% - ARTEMYN ARG S.A.
100.0% - Imerys USA, Inc.
100.0% - Imerys Wollastonite USA, LLC
100.0% - Nyco Minerals LLC

100.0% - Kentucky-Tennessee Clay Company
100.0% - Imerys Kaolin, Inc.
100.0% - Imerys Performance Minerals Americas, Inc.
100.0% - Imerys Minerals China, Inc.
100.0% - Imerys Niagara Falls, Inc.
100.0% - Imerys Refractory Minerals USA, Inc.
100.0% - Imerys Greeneville, Inc.
100.0% - Imerys Norfolk, Inc.
100.0% - Imerys Mica Kings Mountain, Inc.
100.0% - Imerys Filtration Minerals, Inc.
100.0% - Imerys Perlite USA, Inc.
100.0% - Imerys Minerals Holdings Limited (UK)
100.0% - Imerys Talc America, Inc.
100.0% - Imerys Talc Vermont, Inc.
100.0% - Pyramax Ceramics Southeast, LLC
100.0% - Imerys Oilfield Minerals, Inc.
25.0% - Georgia Proppants, LLC.
100.0% - Imerys Clays, Inc.
100.0% - Americard, Inc.
100.0% - Immerys Carbonates USA, Inc.
100.0% - Violet Cactus, Inc.
100.0% - S & B Minerals Participations Sarl
100.0% - Linjiang Imerys Diatomite Co., Ltd
100.0% - Imerys Industrial Minerals Greece Single Member S.A.
100.0% - Imerys Services Greece Single Member SA
99.0% - Milos Mining Museum
44.0% - Milos Initiative
97.7% - Imerys Bentonite Georgia Ltd
61.0% - Imerys Perlite Sardinia Srl
60.0% - Isocon S.A.
35.0% - Laviosa Chimica Mineraria S.p.A.
100.0% - Laviosa Promasa S.A
100.0% - Laviosa Sanavy ve Ticaret Ltd Sirketi
100.0% - Laviosa India Private Limited
100.0% - Laviosa France
100.0% - Sibimin Overseas Ltd
25.0% - Xinyan-Athenian Mining Co. Ltd
100.0% - Akrotirio Trahilas Dyo Single Member SA
100.0% - Imerys Dortmund GmbH
43.78% - Imerys Bauxites Single Member SA (56.22% Owned by Imerys Aluminates Corporate)
100.0% - Metalleion-Metalleymaton Single Member SA
100.0% - Fokis Mining Park
10.39% - Imerys Services Germany GmbH & Co. KGl (89.61% Owned by Monrefco Gmbh)
100.0% - Brussels Securities SA
100.0% - LTI Two SA
0.1% - Groupe Bruxelles Lambert
0.1% - Umicore SA

100.0% - URDAC SA
0.1% - Groupe Bruxelles Lambert
98.8% - Sagerpar SA
3.8% - Groupe Bruxelles Lambert (3.6% in capital)
100.0% - Vancouver Capital S.a.r.l
16.3% - Stan Holding SAS
99.1% - Voodoo SAS
100.0% - GBL O SA
100.0% - Trone24 SRL
100.0% - GBL Advisors Limited
5.4% - FINPAR III SA
100.0% - GBL Development Limited
100.0% - RPCE Consulting SAS
100.0% - GBL Advisors DE GmbH
100.0% - GBL Verwaltung SA
100.0% - GBL Investments Limited (en liquidation)
100.0% - GBL Energy S.á.r.l.
100.0% - Serena S.á.r.l.
19.3% - SGS
100.0% - GBL Capital UK - Ltd
100.0% - Sienna AM Luxembourg SA
100.0% - Sienna Real Estate Solutions S.à.r.l.
89.4% - Sienna Real Estate Partner JV Netherlands BV
100.0% - Sienna Multistrategy Opportunities GP S. à .r.l.
66.6% - Sienna Gestion (ex-MHGA)
87.5% - Sienna 2A SAS
100.0% - Sienna AM France (ex-Acofi)
49.0% - NEFTYS
0.1% - SPC Partners SAS
6.2% - Sienna 2A SAS
75.0% - Sienna Private Equity SAS
100.0% - Sienna Venture Capital SAS
70.0% - Sienna Venture Capital GP S.à.r.l.
100.0% - Sienna SID III GP SARL
70.0% - Sienna Euclide GP S.a.r.l
70.0% - Sienna Landlife GP S.a.r.l
70.0% - Sienna Private Equity GP S.a.r.l
100.0% - GBL Capital Invest GP S.à.r.l.
100.0% - GBL Capital Invest SCSp
31.1% - Kartesia Credit Opportunities III SCA, SICAV-SIF
16.9% - Kartesia Credit Opportunities IV SCS
0.4% - Sagard II A FPCI
74.7% - Sagard II B FPCI
26.9% - Sagard 3 FPCI
19.2% - Sagard 4A FPCI/Sagard 4B FIPS
16.0% - Sagard NewGen FPCI
32.4% - Sagard Santé Animale FPCI

63.7% - Sagard Testing FPCI
92.6% - Sagard Business Intelligence FPCI
32.3% - Sagard NewGen Pharma
6.3% - PrimeStone Capital Fund ICAV
48.6% - Backed 1 LP
9.6% - Backed 1 Founder LP
58.3% - Backed Encore 1 LP
10.0% - Backed Encore 1 Founder LP
40.0% - Backed 2 LP
10.0% - Backed 2 Founder LP
39.1% - Marcho Partners Feeder Fund ICAV
2.1% - Marcho Partners Long Feeder Fund ICAV
15.4% - Matador Coinvestment SCSp
27.0% - C2 Capital Global Export-to-China Fund, L.P.
9.9% - Globality, Inc.
20.3% - HCM IV, L.P.
28.6% - HCM V, L.P.
37.5% - EP Sienna IM European Broken Core Office Fund
49.3% - HCM S3C LP (AKA Commure)
17.0% - Innovius Capital Fund I, L.P.
14.2% - 468 Capital II GmbH & Co. KG
56.3% - HCM S11A, LP (aka Transcarent)
13.1% - Stripes VI (A), L.P.
25.1% - Sienna Rendement Avenir IV
19.4% - Predirec ABL-3 (Part B)
100.0% - Sienna Levier ENR
11.9% - Fonds F2E (Part B)
10.0% - EC IV Invest SA
15.0% - Pat McGrath Cosmetics LLC
100.0% - Sienna Capital US LLC
14.4% - Undisclosed comestics company
13.6% - ALTO Capital V
100.0% - Sienna Venture Capital SCA SICAV-RAIF
84.7% - Sienna Euclide SCA SICAV-RAIF
84.5% - Sienne Landlife SCA SICAV-RAIF
100.0% - Sienna Multistrategy Opportunities Fund SCSp
100.0% - SM Opportunities Master S.a.r.l.
19.1% - Sienna Euclide S.A.
22.0% - Eight Partners SAS
23.5% - Sienna Landlife S.A.
30.7% - Landlife Holdings S.a.r.l.
100.0% - GBL Capital Participations S.á.r.l
10.8% - Sagard FCPR
50.0% - Apheon MidCap Buyout I SA
50.0% - Apheon MidCap Buyout II SA
89.9% - Apheon MidCap Buyout III SA
34.4% - Apheon MidCap Buyout IV SA

15.9% - Apheon Opseo Long Term Value SCSp
17.2% - Apheon Svt Long Term Value Fund SCSp
15.1% - Merieux Participations SAS
34.3% - Merieux Participations 2 SAS
32.3% - KKR Sigma Co-Invest II L.P.
3.6% - StreetTeam Software Limited (DBA as Pollen)
80.9% - Sienna Euclide S.A.
76.5% - Sienna Landlife S.A.
100.0% - Sienna Capital Co-Invest Master S.a.r.l
29.2% - StreetTeam Software Limited (DBA as Pollen)
2.4% - GFG Capital S.a.r.l.
100.0% - GBL Finance S.á.r.l
100.0% - Miles Capital S.á.r.l
50.0% - Avanti Acquisition SCSp
23.1% - Piolin II S.á.r.l
100.0% - Piolin Bidco SAU
99.5% - Parques Reunidos
100.0% - Oliver Capital S.á.r.l
100.0% - Theo Capital S.á.r.l
100.0% - Owen Capital S.á.r.l
100.0% - Arthur Capital S.a.r.l.
15.0% - Umicore SA
100.0% - Jade Capital S.a.r.l.
3.5% - FINPAR II SA
4.4% - FINPAR III SA
5.6% - FINPAR IV SA
5.1% - FINPAR V SA
5.0% - FINPAR VI SA
1.4% - FINPAR VII SA
1.0% - FINPAR VIII SRL
1.2% - FINPAR IX SRL
100.0% - Celeste GP S.à r.l.
100.0% - Sapiens S.á.r.l
13.1% – Concentrix
100.0% - White Mountain S.A.
100.0% - Blue Mountain S.A.
100.0% - One24 Capital S.C.A
95.1% - GfG Topco S.á.r.l
88.1% - GfG Capital S.á.r.l
54.0% - Go-For-Gold Holding GmbH
100.0% - Canyon Bicycles GmbH
100.0% - Canyon Bicycles GmbH
100.0% - Canyon Bicycles Belgium BVBA
100.0% - Canyon Italia S.r.l
100.0% - Canyon Nederland B.V.
100.0% - Canyon Bicycles UK Ltd.
100.0% - Canyon Base RCSN, S.L.U.

100.0%- Bikerepair GmbH
100.0% - Canyon IP Management AG
100.0% - Canyon Iberia S.L.
100.0% - Canyon Finland OY
100.0% - Pure Cycling Global GmbH
100.0% - Canyon USA Inc.
100.0% - Canyon Australian und New Zealand PTY Ltd.
100.0% - Canyon Japan KK
50.0% - GoForGold Verwaltungs GmbH
26.0% - GoForGold Coinvest CmbH & Co KG
4.4% - GoForGold Holding GmbH
95.2% - Celeste Capital S.á.r..l
100.0% - Celeste InvestCo S.A.
15.2% - Celeste ManCo S.C. Sp.
0.6% - Celeste TopCo S.A.
99.4% - Celeste TopCo S.A.
100.0% - Celeste Midco 1 B.V.
100.0% - Celeste Midco 2 B.V.
100.0% - Celeste Midco 3 B.V.
100.0% - Celeste Bidco B.V.
100.0% - Affidea BV [continued]
100.0% - Affidea BV [continued]
100.0% - Affidea Innovation BV
100.0% - Affidea Diagnostics BV
100.0% - Affidea Magyarorszag Kft
100.0% - Affidea Praha sro
90.0% - First Private HC sro (10% owned by Affidea BV)
10.0% - YKN Czech sro (90% owned by Affidea Diagnostics BV)
90.0% - YKN Czech sro (10% owned by Affidea Ceska Republika sr)
100.0% - PMT Clinic as
100.0% - Affidea Brno sro
100.0% - Affidea Spzoo
99.9% - Affidea Romania Srl
100.0% - Sanmed Srl
99.9% - Clinica de Diagnostic Phoenix Srl
99.9% - Affidea Cluj Srl
100.0% - Phoenix Imagistic Srl
100.0% - Phoenix Radiology Srl
100.0% - Medsan S.R.L.
100.0% - Exploramed S.R.L.
100.0% - Biomed Scan Development S.R.L.
100.0% - Scanconsult S.R.L.
100.0% - Affidea Development S.R.L.
100.0% - Odelga Operator S.R.L.
99.99% - Hiperdia SA
100.0% - CT Clinic Srl
100.0% - Affidea Lietuva UAB

100.0% - Medicinas Sfera UAB
100.0% - Endemik didmena UAB
100.0% - Medicinos Diapazonas UAB
100.0% - Poliklinika Maja I Kresimir Cavka
100.0% - Poliklinika Cavka
100.0% - Dijagnosticki Centar Vita Doo
100.0% - Poliklinika Vita
100.0% - Poliklinika RNOK Dr Kalajzic
100.0% - Polklinika Sveti Rok
100.0% - Polyklinik Eljuga
100.0% - Fortius Group Ltd
100.0% - Fortis London Ltd
100.0% - Orthoderm Ltd
100.0% - Northern MRI Ltd
100.0% - Cromlyn House Surgical Ltd
100.0% - Advanced Radiology Ltd
100.0% - Affidea Diagnostics Ireland Ltd
100.0% - Affidea SA
100.0% - Affidea Holdings Hellas SA
100.0% - Affidea Central PMM SM SA
100.0% - Geniki Apeikonistiki Private Diagnostic Laboratory Medical, S.A.
100.0% - Affidea of Athens PMM SM SA
100.0% - Affidea of Crete PMM SM SA
100.0% - Affidea of Kavala PMM SM SA
100.0% - Affidea of Kozani Heart Center PDLM SM SA
100.0% - Affidea of Peristeri PMM SM SA
100.0% - Affidea of Piraeus Biopathological PDLM SM SA
100.0% - Affidea of Thessaloniki PMM SM SA
100.0% - Affidea PDL & MM SM SA
100.0% - Affidea Euromedic of Athens PDLM SM SA
100.0% - Affidea of Chania PMM SM SA
100.0% - Affidea of Kalamata PDLM SA
100.0% - Affidea of Kozani Biopathological PDLM SM SA
100.0% - Affidea of Kozani Imaging PDLM SM SA
100.0% - Affidea of Piraeus Imaging PMM SM SA
100.0% - Affidea of Sparta PMM SM SA
100.0% - Affidea of Vari PMM SM SA
100.0% - Athens City Med PMM SM SA
96.0% - Cormed SH AS
99.6% - Labomed SH AS
100.0% - Affidea SHT AS
100.0% - Intermed Anadolu SH
99.9% - Unimed SHT AS
99.9% - Intermed Saglik Hizmetleri Anonim Sirketi
96.0% - Cormed Saglik Hizmetleri Anonim Sirketi
99.6% - Labomed Saglik Hizmetleri Anonim Sirketi
99.9% - Affidea Saglik Hizmetleri ve Ticaret Anonim Sirketi

99.9% - Unimed Saglik Hizmetleri ve Ticaret Anonim Sirketi
100.0% - Affidea Espana Quality S.L.
100.0% - Clinica Medica Comarcal SL
100.0% - Clinica Ambulatori Gamma SL
71.0% - Affidea Espana Contact Center SA
60.0% - CD Foraste SA
100.0% - CD Hospital VOT SLU
24.0% - CD la Milagrosa SA (76% Owned by RM San Francisco SA)
94.0% - RM San Francisco SA
76.0% - CD la Milagrosa SA (24% Owned by Group Sanitario Affidea Espana SLU)
100.0% - CMN Dr Perez Piqueras SL
100.0% - Dresyven Prevencion, S.L.U
100.0% - Servicios Medicos Especializad os, S.L.U
100.0% - Vipresa S.L.U
100.0% - CD Leon SLU
100.0% - CD Valladoid SAU
100.0% - CD Soria SLU
100.0% - CPET Hospital de Jove SL
100.0% - CPET La Milagrosa SLU
100.0% - CEPT Hospital de Jove SL
100.0% - Affidea CYL, SA
100.0% - Affidea Fuensanta Sl
100.0% - QD Navarra SLU
100.0% - RM Santa Teresa SLU
100.0% - Tesla Imagen Sl
100.0% - Unidades Moviles Affidea, SL
100.0% - Tecma Salud S.L.U
100.0% - Centro Medico Infanta Mercedes Sl
100.0% - Lendyfolk Assistance SL
100.0% - Centro De Imagen Diagnostica LeganesSl
100.0% - Medicentro Boadilla St
100.0% - Medicentro Leganes Sl
100.0% - Affidea Murcia, SL
78.0% - RM Del Sureste SA (22.0% Scaner Murcia Sl)
100.0% - Scaner Murcia Sl
22.0% - RM Del Sureste SA (78% Owned by Affidea Iberia SL)
75.0% - Sanatorio Virgen del Mar Cristobal S.A.
100.0% - Albimed
100.0% - CRT-CRT ULda
67.0% - Estevez & Frazao Lda
100.0% - Ultrasono-Radiologia U Lda
100.0% - CDI-CDI SA
100.0% - Dr M Guimares CRE SA
100.0% - Duarte J&J Lda
100.0% - Imaset Lda
100.0% - Clinica Santa Mafalda Lda.
100.0% - Imavida

100.0% - CEME CERE Lda
100.0% - IMI-IMA SA
100.0% - CEDIMA CIM SA
100.0% - Clinica do Coracao do Alentejo S.A.
100.0% - R.A.-Radiologia de Albufeira Lda.
74.0% - C.M.R.A. Centro Medico e Radiologico de Albufeira Lda.
100.0% - JIS14.Lda.
25.0% - Ecorad-Ecografia e Radiologia,Lda.
75.0% - Ecorad-Ecografia e Radiologia,Lda.
100.0% - Affidea Italy Srl
100.0% - Affidea Lombardia Srl
100.0% - Delta Medica Srl
100.0% - Irmet SpA
100.0% - Medicenter Group Srl
100.0% - Iniziativa Medica SpA
100.0% - Uni-X Medica Srl
96.0%- - Modena Medica Srl
100.0% - CDC SpA
100.0% - CDC Srl
100.0% - Medical Center Srl
100.0% - Medical Sport Center Srl
100.0% - Promea Srl
100.0% - NSL Srl
100.0% - Affidea Lab BV
100.0% - Fernao Magalhaes Lda
100.0% - Alves & Duarte Lda
100.0% - Hemobiolab LAC Lda
100.0% - Hormofuncional CHF Lda
100.0% - Affidea Cancer Treatment Centres BV
100.0% - Affidea Onkoterapia Spzoo
51.0% - European Medical Partner SPzoo
100.0% - International Medical Centers Banja Luka
71.3% - Affidea Cancer Treatment Centers AG SA
100.0% - PSG Holding AG
100.0% - Plastic Surgery Group
69.0% - Brust Zentrum AG SA (31% owned by Brust Zentrum Holding AG SA)
100.0% - Brust Zentrum Holding AG SA
31.0% Brust Zentrum AG SA (69% owned by Affidea Cancer Treatment Centers AG SA)
100.0% - Affidea Brust Zentrum Ticino SA
99.996% - Ultra Goruntuleme
100.0% - EWRS Tibbi Cihazlar Ticaret Ltd Sti
99.99% - Ultra Goruntuleme Merkezi Anonim Sirketi
100.0% - EWRS Tibbi Cihazlar Ticaret Limited Sirketi
100.0% - Affidea Group Kft
10.0% - First Private HC sro (90% owned by Affidea Diagnostics BV)
100.0% - Euromedic UK Ltd
100.0% - Affidea Ireland Ltd

100.0% - Affidea Finance Ireland Ltd
96.4% - Sofia Capital S.à r.l.
99.7% - Sofia InvestCo S.A.
100.0% - Sofia GP GmbH
49.5% - Sofia One GmbH & Co. KG
0.6% - Sofia MasterCo S.A.
63.0% - Sofia MasterCo S.A.(83.4% in capital)
100.0% - Sofia TopCo S.à r.l.
100.0% - Sofia HoldCo S.à r.l.
100.0% - Sofia MidCo S.à r.l.
100.0% - Sofia Bidco S.á.r.l.
100.0% - Sanoptis GmbH
100.0% - MASG – Medizinische Abrechnungs – und Servicegesellschaft mbH
100.0% - nordBLICK Augenklinik Bellevue GmbH
85.0% - Wilhelminehaus Kiel MVZ GmbH
90.0% - nordBLICK MVZ GmbH
70.0% - BEP Augenarzte MVZ GmbH
100.0% - Augenklinik Dr. Hoffman GmbH
80.0% - Augenkompetenz Zentrum Bremerhaven MVZ GmbH
66.6% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR
65.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH
50.0% - Augenarzte Braunschweig-Gottingen MVZ GmbH Ilka Trinitowski GbR
70.0% - MVZ RHR Augenarzte GmbH
65.0% - MVZ Auregio GmbH
80.0% - MVZ i-care4u GmbH
70.0% - Augenzentrum Unna MVZ GmbH
80.0% - Augentagesklinik Zehlendorf MVZ GmbH
85.0% - Augerlin MVZ GmbH
100.0% - Berolina Augenzentren MVZ GmbH
70.0% - Sudblick GmbH
80.0% - Augenzentrum Muhldorf MVZ GmbH
100.0% - Augenklinik Muldorf GmbH
70.0% - Augenzentrum Oberstenfeld MVZ GmbH
80.0% - Augenblick Mannheim-Zentrum MVZ GmbH
63.5% - Augenblick Augenzentren GbR
80.0% - Augenblick Mannheim Sud MVZ GmbH
36.5% - Augenblick Augenzentren GbR
80.0% - Augenheilkunde Heidenheim Medinisches Versorgungszentrum GmbH
80.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GmbH
50.0% - Augenheilkunde Medinisches Versorgungszentrum Dillingen GbR
80.0% - Mainblick Augenzentrum GmbH
75.0% - Augenblick Augenzentrum Reutlingen MVZ GmbH
100.0% - Augenzentrum an der Leine MVZ GmbH
51.0% - Augencentrum Koln MVZ GmbH
100.0% - AOC Augen OP CENTRUM PORZ GmbH
65.0% - MVZ Augen Praxisklinik Lubeck GmbH
100.0% - MVZ Augencentrum Cuxhaven GmbH

60.0% - MVZ Weitblick GmbH
100.0% - Augenheilkunde und Augenchirurgie Bottrop MVZ GmbH
60.0% - Augentagesklinik am Rothenbaum RBC MVZ GmbH
80.0% - Avila Augenpraxisklinik MVZ GmbH
70.0% - Augenzentrum Brilon MVZ GmbH
51.0% - OCU PRO ® Augenärzte MVZ GmbH
65.0% - Rheinblick Augenzentrum GmbH
95.0% - Argus Augen MVZ GmbH
50.0% - Argus Augenklinik GmbH
100.0% - Oculent Contactlinsen GmbH
60.0% - Augenklinik Rendsburg GmbH
100.0% - Taxi and Transport Neuwerk GmbH
100.0% - Sanoptis AG
70.0% - Opthamed AG
70.0% - Augenzentrum Bahnhof Basel AG
75.0% - Eyeparc AG
100.0% - Dr. J. Menzi Augenarzt AG
80.0% - Berner Augenklinink Group AG
100.0%- Berner Augenklinink AG
65.0% - KammannEye AG
70.0% - Matia AG
70.0% - OP Zentrum Schaffhausen GmbH
51.0% - OpthaVisuell AG
51.0% - Augenarzt Sch AG
60.0% - Vue Group AG
90.0% - Vue Center Biel AG
100.0% - Vue Center Grenchen AG
80.0% - OMMA Augenklinik AG
80.0% - Augenarztpraxis + Tagesklinik Pfaffikon AG
66.6% - Skylight Beteiligungs – A
100.0% - TAZZ AG
100.0% - Augenpraxis Gambon AG
100.0% - Fleischhauer Ophthalmology AG
70.0% - Ambulante Augenchirurgie Zürich AG
85.0% - Augencentrum Zytglogge AG
92.6% - Tagesklinik im Eichgut AG
25.0% - Augenarztpraxis Dr. med. André Eugster AG
25.0% - Augenzentrum Winterthur AG
100.0% - Augenarztpraxis Dr. Hürzeler AG
100.0% - Augenarztpraxis Dr. Heinemann AG
100.0% - Sanoptis Holding GmbH
100.0% - Augenzentrum Innsbruck 60 GmbH
75.0% - Augenlaserklinik Gmb
100.0% - Sanoptis Greece S.A.
80.0% - Laservison S.A.
60.0% - Ofthalmocheirourgiki A.E.
60.0% -Ofthalmodiagnostiki E.P.E.

100.0% - Sanoptis Italia S.P.A.
65.0% - HICARE SURGERY S.r.l.
75.0% - ALSO S.R.L
100.0% - Sanoptis Espania SL
F.
Power Corporation (International) Limited Group of Companies (Asian investments)
Power Corporation of Canada
100.0% - Power Corporation (International) Limited
99.9% - Power Pacific Corporation Limited
0.1% - Power Pacific Equities Limited
99.9% - Power Pacific Equities Limited
100.0% - Power Communications Inc.
0.1% - Power Pacific Corporation Limited
G.
Other PCC Companies
Power Corporation of Canada
100.0% - 152245 Canada Inc.
100.0% - Square Victoria Real Estate Inc./ Square Victoria Immobilier Inc.
100.0% - 3121011 Canada Inc.
100.0% - 171263 Canada Inc.
100.0% - Power Communications Inc.
100.0% - Power Corporation International
100.0% - Power Corporation of Canada Inc.
100.0% - 4524781 Canada Inc.
100.0% - Square Victoria Communications Group Inc.
100.0% - Gesca Ltee
100.0% - Gestion Gesca Inc.
100.0% - Gesca Numerique Inc.
100.0% - 9214470 Canada Inc.
100.0% - Square Victoria Digital Properties Inc.
100.0% - Power Sustainable Capital Inc.

100.0% - Power Sustainable Manager Inc.
100.0% - Power Sustainable China Corporation Ltd.
100.0% - Power Sustainable Lios Inc.
100.0% - Power Sustainable Lios GP I Inc.
100.0% - Lios Fund I LP
100.0% - PSL Investments Fund I LP
100.0% - PSL Investments I (US) LP
100.0% - Lios Collector A1 GP Inc.
100.0% - Lios Collector A1 LP
100.0% - Power Sustainable Lios GP I (US) Inc.
100.0% - Lios Fund I (US) LP
100.0% - Power Sustainable Manager US, Inc.
100.0% - Power Sustainable Infrastructure Credit , LLC
100.0% - Power Sustainable Infrastructure Credit Manager, L.P.
100.0% - PSIC Fund I GP, LLC
100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) Feeder, LP.
100.0% - Power Sustainable Infrastructure Credit Fund I (Onshore) L.P.
100.0% - PSIC Fund I HC, LP
100.0% - Power Sustainable Infrastructure Credit Fund I (Offshore) L.P.
100.0% - PSIC Offshore Blocker I, L.P.
100.0% - PSIC Non-U.S. Pooling I, L.P.
100.0% - PSIC Non-U.S. CFC Blocker, L.P.
100.0% - PSIC U.S. Blocker I, Inc.
100.0% - PSIC U.S. Pooling I, L.P.
100.0% - PSIC Fund Investors, L.P.
100.0% - Power Sustainable Energy Infrastructure Inc.
100.0% - PSEIP US GP Inc.
100.0% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC
100.0% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% - PSEIP US Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure Canada I Inc.
100.0% - PSEIP Canada GP Inc.
100.0% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - PSEIP Canada Feeder Fund I LP
100.0% - Power Sustainable Energy Infrastructure US I Inc.
100.0% - PESIP Canada Feeder Fund II LP
100.0% - Power Sustainable Energy Infrastructure US II Inc.
100.0% - PSEIP Carry Canada GP Inc.
100.0% - PSEIP Carry Canada LP
100.0% - PSEIP Carry Holding LP
100.0% - PSEIP Carry Holding US LP
100.0% - PSEIP Carry US Inc.

100.0% - PSEIP Carry US GP Inc.
100.0% - PSEIP Carry US LP
100.0% - Power Sustainable Investment Management Inc.
100.0% - Power Sustainable China A-Shares Core Strategy GP Inc.
100.0% - Power Sustainable China A-Shares Core Strategy LP
100.0% - Power Pacific Investment Management (Ireland) Limited
100.0% - Power Sustainable China A-Shares Core Strategy (US) GP LLC
100.0% - Power Sustainable China A-Shares Core Strategy (US) Fund LP
100.0% - Power Sustanable (Shanghai) Investment Management Co., Ltd.
100.00% - Power Sustainable Infrastructure UK Credit Manager Ltd.
25.0% (voting) - 9314-0093 Québec Inc.
100.0% - Power Energy Corporation
100.0% - Potentia Renewables Inc.
50.0% - Soluciones de Energia Alterna, S.L.
100.0% - Red Brick Wind GP Inc.
100.0% - Red Brick Wind Limited Partnership
100.0% - Golden South II GP Inc.
100.0% - Golden South II Limited Partnership
100.0% - PR Jenner Sponsor GP Inc.
100.0% - PR Jenner Sponsor LP
100.0% - Jenner Wind 1 GP Inc.
100.0% - Jenner 1 Limited Partnership
100.0% - Jenner 2 GP Inc.
100.0% - Jenner 2 Limited Partnership
100.0% - Jenner 3 GP Inc.
100.0% - Jenner 3 Limited Partnership
100.0% - Stirling Wind Project Ltd
100.0% - Stirling Wind Project LP
74.99%- Stirling Renewable Energy Limited Partnership
100.0% - Potentia Solar Holdings II Limited Partnership
100.0% - Potentia Solar Holdings Limited Partnership
100.0% - Schooltop Solar Limited Partnership
100.0% - TSPS (Portfolio 1) Limited Partnership
100.0% - TSPS (Portfolio 2) Limited Partnership
100.0% - PSI Solar Finance 1 Limited Partnership
100.0% - 2323953 Ontario Inc.
100.0% - MOM Guarantor Limited Partnership
100.0% - MOM Solar Limited Partnership
100.0% - PSI Solar Finance 5 Limited Partnership
100.0% - Potentia Solar 5 Limited Partnership
100.0% - Potentia Solar 6 Limited Partnership
100.0% - Potentia Solar 7 Limited Partnership
100.0% - MOM V Limited Partnership
100.0% - OSPS (002281 – 150 Abbeyhill) Limited Partnership
100.0% - OSPS (002273 – 3673 McBean) Limited Partnership
100.0% - OSPS (002334 – 159 Lorry Greenberg) Limited Partnership
100.0% - PSI Solar Finance 14 Limited Partnership

100.0% - Potentia Solar 14 Limited Partnership
100.0% - PSI Construction Agent 4 Limited Partnership
100.0% - PSI Finance 13 Limited Partnership
100.0% - Reliant First Nation GP Inc.
100.0% - Reliant (No. 1) Solar Holdings Inc.
100.0% - Metasolar Consultants Inc.
100.0% - Reliant First Nation Limited Partnership
100.0% - Potentia Energy Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PSI Construction Agent 2 Limited Partnership
100.0% - PRI Construction Limited Partnership
100.0% - PRI Consulting Limited Partnership
100.0% - PSI Solar Finance (FIT 4) Limited Partnership
100.0% - Potentia Solar 9 Limited Partnership
100.0% - Potentia Solar 10 Limited Partnership
100.0% - Potentia Solar 11 Limited Partnership
100.0% - Potentia Solar 12 Limited Partnership
100.0% - Potentia Solar Holdings GP Inc.
100.0% - PSI Finance 13 GP Inc.
100.0% - PSI Solar Finance 1 GP Inc.
100.0% - MOM Guarantor GP Inc.
100.0% - MOM Solar GP Inc.
100.0% - PSI Solar Finance 5 GP Inc.
100.0% - Potentia Solar 5 GP Inc.
100.0% - Potentia Solar 6 GP Inc.
100.0% - Potentia Solar 7 GP Inc.
100.0% - MSPC V General Partner Inc.
100.0% - PSI Solar Finance 14 GP Inc.
100.0% - Potentia Solar 14 GP Inc.
100.0% - AS GP Inc.
100.0% - TSPS (Portfolio 1) GP Inc.
100.0% - TSPS (Portfolio 2) GP Inc..
100.0% - PSI Construction Agent 4 GP Inc.
100.0% - PSI Solar Finance (FIT 4) GP Inc.
100.0% - Potentia Solar 9 GP Inc.
100.0% - Potentia Solar 10 GP Inc.
100.0% - Potentia Solar 11 GP Inc.
100.0% - Potentia Solar 12 GP Inc.
100.0% - PRI Construction Agent 2 GP Inc.
100.0% - PRI Consulting GP Inc.
100.0% - PRI Construction GP Inc.
100.0% - Solarize Holdings GP Inc.
100.0% - Solarize Holdings LP
100.0% - Solarize Services GP Inc.
100.0% - Solarize Services LP
100.0% - GS 2013 GP Inc.
100.0% - SE 2011 GP Inc.

100.0% - SE 2011 LP
100.0% - SE 2012 GP Inc.
49.985% - SE 2012 LP
49.985% - SE2 2013 LP
49.99% - SE 5 2013 LP
100.0% - QS1 2012 GP Inc.
49.98% - QS1 2012 LP
100.0% - QS4 2012 GP Inc.
49.985% - QS4 2012 LP
100.0% - QS15 2012 GP Inc.
49.985% - QS15 2012 LP
100.0% - SE2 2013 GP Inc.
100.0% - SE5 2013 GP Inc.
39.996% - SE7 2013 LP
100.0% - SE7 2013 GP Inc.
100.0% - SE9 2013 GP Inc.
100.0% - SE9 2013 LP
100.0% - Solarize Financial 2015 GP Inc.
100.0% - Solarize Financial 2015 LP
100.0% - Solexica Energy GP5 Inc.
100.0% - Solexica Energy LP 5
85.0% - Solexica Solar Brampton GP
100.0% - ME3 2012 GP Inc.
49.985% - ME3 2012 LP
100.0% - ME10 2012 GP Inc.
84.98% - ME10 2012 LP
100.0% - ME11 2012 GP Inc.
49.985% - ME11 2012 LP
100.0% - GS 2013 LP
33.70% - Power Sustainable Energy Infrastructure Canada Fund I LP
100.0% - Potentia Renewables Canada Holdings GP Inc.
100.0% - Potentia Renewables Canada Holdings LP
100.0% - Potentia NB GP Inc.
100.0% - Potentia NB LP
100.0% - Pokeshaw Windfam Limited Partnership
100.0% - Stirling Wind Project II Ltd.
100.0% - Stirling Wind Project II LP
100.0% - PR WS Sponsor GP Inc.
100.0% - PR WS Sponsor LP
100.0% - Wheatland Wind Project Ltd.
100.0% - Wheatland Wind Project LP
100.0% - Rose Valley Wind GP Inc.
100.0% - Rose Valley Wind LP
100.0% - 2866075 Ontario Inc.
100.0% - Oxley Wind Farm Inc.
100.0% - Ellershouse 3 GP Inc.
100.0% - Ellershouse 3 Wind Limited Partnership

100.0% - Panuke Lake GP Inc.
100.0% - Panuke Lake Wind GP Inc.
100.0% - Golden South Wind GP Inc
100.0% - Golden South Wind LP
100.0% - PR Canada Land Holdings GP Inc.
100.0% - PR Canada Land Holdings Limited Partnership
75.0% - Paintearth Wind Project Ltd.
75.0% - Paintearth Wind Project LP
100.0% - 5979359 Manitoba Ltd.
100.0% - 5956162 Manitoba Ltd.
100.0% - 5529442 Manitoba Ltd.
100.0% - Sequoia Loch Lomond Solar Energy LP
50.0% - Loch Lomond Wind Energy LP
50.0% - Sequoia Renewable Energy System LP
100.0% - Potentia Renewables 15 GP Inc.
100.0% - Potentia Renewables 15 Limited Partnership
100.0% - PRI Wind GP Trust
100.0% - PRI Wind LP
50.0% - Affinity Wind GP Inc.
50.0% - Affinity Wind LP
100.0% - PRI Solar GP Trust
100.0% - PRI RT Solar LP
100.0% - PRI Industrial Solar (GP) Inc.
84.90% - PRI Industrial Solar LP
49.0% - LIFE Solar 1 Inc.
49.0% - LIFE Solar 2 Inc.
49.0% - LIFE Solar 3 Inc.
100.0% - Potentia Renewabes 16 GP Inc.
100.0% - Potentia Renewables 16 Limited Partnership
100.0% - PRI Solar Gardens Nominee Inc.
100.0% - PRI Solar Gardens GP Trust
100.0% - PRI Solar Gardens LP
100.0% - Potentia Renewables 17 GP Inc.
100.0% - 2366333 Ontario Inc.
100.0% - 2330049 Ontario Inc.
100.0% - SunE Newboro 4 GP Corp.
100.0% - SunE Welland Ridge GP Corp.
50.0% - SunE Sky GP Erie Ridge Ltd.
100.0% - Potentia Renewables 17 Limited Partnership
100.0% - SunE Newboro 4 LP
100.0% - SunE Welland Ridge LP
50.0% - SunE Sky Erie Ridge LP
75.0% - Truro Heights Wind LP
16.67% - 3285142 Nova Scotia Limited
67.0% - Truro Heights Wind GP Ltd.
49.0% - Truro-Milbrook Wind LP
25.0% - 3285142 Nova Scotia Limited

67.0% - Truro-Milbrook Wind GP Ltd.
75.0% - Pockwock Wind LP
41.67% - 3285142 Nova Scotia Limited
67.0% - Pockwock Wind GP Ltd.
49.0% - Whynotts Wind LP
16.67% - 3285142 Nova Scotia Limited
67.0% - Whynotts Wind GP Ltd.
100.0% - PR Development GP Inc.
100.0% - PR Development Limited Partnership
100.0% - Essex Storage GP Inc.
49.9% - Essex Storage Limited Partnership
100.0% - Sa K-ekone Solar GP Inc.
49.0% - Sa K-ekone Solar Limited Partnership
100.0% - PR Ontario BESS GP Inc.
100.0% - Creekside BESS Limited Partnership
100.0% - Skyview BESS Limited Partnership
100.0% - Heartland BESS Limited Partnership
100.0% - Arnprior BESS Limited Partnership
100.0% - Potentia Renewables Saskatchewan Limited Partnership
100.0% - Southern Springs Solar GP Inc.
100.0% - Southern Springs Solar LP
100.0% - Potentia Renewables Saskatchewan GP Inc.
100.0% - Potentia Renewables 18 GP Inc.
100.0% - Potentia Renewables 18 Limited Partnership
100.0% - BrightRoof IP Ltd.
100.0% - BrightRoof GP Inc.
99.0% - BrightRoof II GP Inc.
100.0% - BrightRoof Solar Limited Partnership
49.9% - Metis Nation of Ontario – BrightRoof Solar Limited Partnership
49.0% - JCM Solar G.P.1 Ltd.
49.0% - Maxim Solar Power Corporation
49.9% - Tenedors GP 1 Ltd.
40.9% - GSC RP 1 LP
49.9% - GSC RP 5 LP
49.9% - GSC 6 LP
100.0% - Potentia Renewables 19 Inc.
100.0% - Potential Renewables 19 Limited Partnership
100.0% - Ernestown Holdings Inc.
100.0% - Ernestown Holdings Limited Partnership
44.99998% - Ernestown Windpark Limited Partnership
100.0% - Ernestown Windpark Inc.
100.0% - Maryvale Wind Inc.
100.0% - Maryvale Wind Limited Partnership
100.0% - Swift River Operations Limited
100.0% - Swift River Energy Limited
50.0001% - Swift River Limited Partnership
100.0% - Potentia Renewables US Holdings Corp. f/k/a Potentia Solar Holdings Corp

28.78% - Power Sustainable Energy Infrastructure US Fund I LP
100.0% - Potentia Renewables US Holdings LLC
100.0% - CG Solar Blocker I LLC
100.0% - ConnectGen Goldfinger I LLC
50.0% - EDPR Solar Ventures III, LLC
50.0% - Goldfinger Ventures LLC
50.0% - 2019 SOL III LLC
50.0% - Windhub Solar A, LLC
50.0% - Sunshine Valley Solar, LLC
100.0% - CG Solar Blocker II LLC
100.0% - ConnectGen Goldfinger II LLC
50.0% - EDPR Solar Ventures II, LLC
50.0% - Goldfinger Ventures II, LLC
50.0% - 2019 SOL IV LLC
50.0% - Sun Streams LLC
100.0% - Potentia US Battery Storage Holdings, LLC
100.0% - IEP Tejas Verde, LLC
100.0% - PR Land Holdings, LLC
100.0% - PR Development LLC
100.0% - Banjo Solar Holdings Corp.
49.0% - Kamaole Solar Holdings, LLC
49.0% - Kamaole Solar, LLC
100.0% - PR Operating LLC
100.0% - Musselshell Wind Holdings, LLC
100.0% - Musselshell Wind Project, LLC
100.0% - Musselshell Wind Project Two, LLC
100.0% - Potentia US Solar Fund 2, LLC
100.0% - Potentia MN Solar Fund 1 Managing Member, LLC
65.0% - Potentia MN Solar Fund I, LLC
100.0% - Minnesota Solar CSG 1, LLC
100.0% - Minnesota Solar CSG 4, LLC
100.0% - Minnesota Solar CSG 8, LLC
100.0% - Minnesota Solar CSG 9, LLC
100.0% - Minnesota Solar CSG 19, LLC
100.0% - Minnesota Solar CSG 21, LLC
100.0% - Potentia Renewable Developments, LLC
100.0% - Power Energy Corporation US
100.0% - Nautilus Solar Energy, LLC
100.0% - Nautilus Solar Solutions, LLC
100.0% - Nautilus Solar Canada Inc.
100.0% - Nautilus Community Solar, LLC
100.0% - Clifton Park Solar 1, LLC
100.0% - Clifton Park Solar 2, LLC
100.0% - Hamlin Solar 1, LLC
100.0% - P52ES Raphel Rd Community Solar, LLC
100.0% - Lowry CSG 2, LLC
100.0% - Paynesville CSG 1, LLC

100.0% - Plato CSG, LLC
33.37% - Power Sustainable Energy Infrastructure US Fund II LP
100.0% - Nautilus US Power Holdco, LLC
100.0% - Bulldog Solar One LLC
100.0% - Mason Solar One,LLC
100.0% - Pittman Solar One LLC
100.0% - Hostetter Solar One, LLC
100.0% - Burns Solar One LLC
100.0% - Nautilus Issuer 2022 Holdco, LLC
100.0% - Nautilus Issuer 2022, LLC
100.0% - Nautilus Sponsor Member 2022, LLC
100.0% - Nautilus Owner 2022, LLC [100.0% of Class B Membership Interests]
100.0% - Tiffany Energy LLC
100.0% - NSE AT01, LLC
100.0% - NSE FA01 LLC
100.0% - Washington WS03, LLC
100.0% - Sturgeon Solar Gray, LLC
100.0% - Vestal PS4 Solar, LLC (f/k/a) Pivot Solar 4, LLC)
100.0% - Vestal PS7 Solar, LLC (f/k/a) Pivot Solar 7, LLC)
100.0% - Vestal PS8 Solar, LLC (f/k/a) Pivot Solar 8, LLC)
100.0% - Vestal PS1 Solar, LLC (f/k/a Pivot Solar 1, LLC)
100.0% - Vestal PS3 Solar, LLC (f/k/a Pivot Solar 3, LLC)
100.0% - Mavis Solar North Bridgton LLC (f/k/a BD Solar North Bridgton, LLC)
100.0% - Mavis Oakland LLC (f/k/a BD Solar Oakland, LLC)
100.0% - Wells Solar LLC
100.0% - Fryeburg Solar, LLC
100.0% - VH Holdco I, LLC
100.0% - VH WB Holdco, LLC
100.0% - VH West Brookfield, LLC
100.0% - NSE Kam MM Holdco, LLC
100.0% - Virgo KAM Holdco, LLC (100% Class B Units)
100.0% - Lindstrom Solar LLC
100.0% - Saint Cloud Solar LLC
100.0% - Winsted Solar LLC
100.0% - NSE Goat Island MM Holdco, LLC
100.0% - Virgo Goat Island Holdco, LLC (100% Class B Units)
100.0% - Nautilus Goat Island Solar, LLC
100.0% - Nautilus Hopkins Hill MM Holdco, LLC
100.0% - Hopkins Hill Solar Lessee LLC (1% pre-flip economic interest)
100.0% - Hopkins Hill Solar Lessor Holdco LLC (90% economic interest)
100.0% - TPE Hopkins Solar Holdings1, LLC
100.0% - Nautilus Mayflower Holdco, LLC
100.0% - FFP Fund II Member1, LLC
100.0% - FFP Fund II Partnership1, LLC
100.0% - Hollygrove Solar, LLC
100.0% - Howland Solar, LLC
100.0% - Pearl Solar, LLC

100.0% - Pearl Solar II, LLC
100.0% - FFP NY Schagticoke Project1, LLC
100.0% - FFP NY Schenectady Project1, LLC
100.0% - FFP NY Watertown Project1, LLC
100.0% - FFP NY Guilderland Project1, LLC
100.0% - Aegis Solar, LLC
100.0% - FFP Fund II Partnership2, LLC
100.0% - FFP Bethlehem Project1, LLC
100.0% - FFP BTC2 Project LLC
100.0% - Strauss Solar, LLC
100.0% - Dover Solar, LLC
100.0% - Ellsworth Solar, LLC
100.0% - Ellsworth Solar II, LLC
100.0% - Frog Hollow Solar, LLC
100.0% - Howell Solar, LLC
100.0% - FFP Owings Mills Project1 LLC
100.0% - FFP MD Snow Hill Project1 LLC
100.0% - FFP MD PGC18 Project, LLC
100.0% - FFP MD Solar Holdings, LLC
100.0% - Nautilus Holdco I, LLC
100.0% - NS Belle Mead, LLC
100.0% - NSE Barnstable HS Solar LLC
100.0% - NSE Duxbury Solar LLC
100.0% - NSE Solar #1032 LLC
100.0% - NSE Cape Cod Solar IV LLC
100.0% - NSE Mattacheese Solar LLC
100.0% - NSE Wixon Solar LLC
100.0% - Red Wing Solar 15 LLC
100.0% - Red Wing Solar 20 LLC
100.0% - SolarClub23 LLC
100.0% - Red Wing Solar 28, LLC
100.0% - SolarClub 35 LLC
100.0% - Vestal PS2 Solar, LLC
100.0% - Vestal PS14 Solar, LLC
100.0% - Vestal PS15 Solar, LLC
100.0% - Sturgeon Town House Solar, LLC
100.0% - Nautilus Sponsor Member 2021 LLC
100.0% - Sponsor Membership Interests - Nautilus Owner 2021, LLC
100.0% - Nautilus Owner 2021 (King) LLC
100.0% - Nautilus Sponsor Member, 2020 LLC
40.0% - Nautilus Owner 2020, LLC
100.0% - Nautilus Owner 2020 (Beacon) LLC
100.0% - Spirit Presque Isle 1 Solar, LLC
100.0% - Spirit Presque Isle 2 Solar, LLC
100.0% - Wolcott Hill Road Solar, LLC
100.0% - Luna Rossa Peru Solar, LLC
100.0% - Luna Rossa Malone Solar, LLC

100.0% - Luna Rossa Crown Point Solar, LLC
100.0% - Luna Rossa Schodack Solar, LLC
100.0% - Luna Rossa Champlain Solar, LLC
100.0% - Falcon Sheesley Solar, LLC
100.0% - Barnes Road Solar, LLC
100.0% - Barnes Road Solar West, LLC
100.0% - NSE Camber Solar PS13 LLC
100.0% - NSE Camber Solar PS12, LLC
100.0% - NSE Camber Solar PS11 LLC
100.0% - NSE Camber Solar PS6 LLC
100.0% - NSE Camber Solar PS5 LLC
100.0% - NSE Camber BH CSG2, LLC
100.0% - Mtn Solar 6 LLC
100.0% - Nautilus Castle Solar, LLC
100.0% - NSE CroakerRenewables Inc.
100.0% - Bright Oak Solar LLC
100.0% - Bright Hill Solar LLC
100.0% - Bright Field Solar LLC
100.0% - P52ES 1755 Henryton Rd Phase I LLC
100.0% - P52ES 1755 Henryton Rd Phase 2, LLC
100.0% - Brooten CSG 1 LLC
100.0% - Buffalo Lake CSG 1 LLC
100.0% - Sacred Heart CSG 1 LLC
100.0% - Stewart CSG 1 LLC
100.0% - River Valley Solar LLC
100.0% - Renew Solar RI Exeter Ten LLC
100.0% - Renew Solar RI Exeter Mail LLC
100.0% - Kirby Road Solar LLC
100.0% - Islander Solar, LLC
100.0% - Solar Club 23 LLC
100.0% - Great Lakes Peck Road Solar, LLC (f/k/a Peck Road Solar Farm, LLC)
100.0% - Great Lakes Michigan Solar, LLC (f/k/a SDG MI DG, LLC)
100.0% - Great Lakes Wisconsin Solar, LLC (f/k/a ESA WI, LLC)
100.0% - Great Lakes Ohio Solar, LLC (f/k/a SDG OH DG, LLC)
100.0% - Great Lakes 72nd Street Solar, LLC (f/k/a 72nd St Solar Farm, LLC)
100.0% - Moro Selkirk Solar, LLC (f/k/a Yellow 8 LLC)
100.0% - Enterprise Road Solar LLC
100.0% - Chesapeake KE73 Solar, LLC
100.0% - Chesapeake SU113 Solar, LLC
100.0% - Chesapeake SU163 Solar, LLC
100.0% - Chesapeake SU94 Solar, LLC
100.0% - Chesapeake SU165 Solar, LLC
100.0% - Goose Haven Solar LLC
100.0% - Little Valentine Solar LLC
100.0% - St Lawrence County NY S2 LLC
100.0% - Odyssey Alphine Road Solar, LLC
100.0% - Odyssey Granite City Solar, LLC

100.0% - Odyssey Sonora Solar, LLC
100.0% - Odyssey St. Jacob Solar, LLC
100.0% - Odyssey Viola Solar, LLC
100.0% - Nautilus Solar Term Holdco LLC100.0% - Nautilus Lion Sponsor Member , LLC
100.0% - Nautilus Lion Member, LLC
100.0% - Sturgeon Quarry Solar, LLC (f/k/a ISM Solar Quarry, LLC)
100.0% - Casco Sidney Solar, LLC (f/k/a DB Solar Sidney LLC)
100.0% - Casco Standish Solar, LLC (f/ka BD Solar Standish, LLC)
100.0% - Meeting House Solar LLC
100.0% - SolarClub 10 LLC
100.0% - Bear One, LLC
100.0% - Sabattus SB01, LLC
100.0% - Red Wing Solar 3 LLC (f/k/a SolarClub 3 LLC)
100.0% - Vestal PS9 Solar, LLC
100.0% - Vestal PS10 Solar, LLC
100.0% - Sanford Solar, LLC
100.0% - Maverick One, LLC
100.0% - Hanover Pike Solar, LLC
100.0% - Chesapeake Energy One, LLC
100.0% - Nautilus MI Development, LLC
100.0% - Nautilus NM Development, LLC
100.0% - Nautilus WI Development, LLC
100.0% - Nautilus OH Development, LLC
100.0% - West Deming Solar Project, LLC
100.0% - VH Lordsburg Holdco, LLC
100.0% - Nautilus Solar Lordsburg, LLC
100.0% - VH Salem Holdco, LLC
100.0% - NS Salem Community College, LLC
100.0% - VH Kilroy Holdco, LLC
100.0% - VH Kilroy Solar, LLC
100.0% - VH BHA Holdco, LLC
100.0% - GES Megafourteen LLC
100.0% - Nautilus Solar Construction Holdco, LLC
100.0% - Casco Brewer Solar, LLC
100.0% - Peterboro Road Solar, LLC
100.0% - Spirit Presque Isle 1 Solar, LLC
100.0% - Spirit Presque Isle 2 Solar, LLC
100.0% - Comfort Solar, LLC
100.0% - VP Road Solar, LLC
100.0% - VP Road Solar South, LLC
100.0% - Beech Road Solar, LLC
100.0% - CGA Solar LLC
100.0% - Moro Altamont Solar, LLC
100.0% - Livingston Crossing Solar LLC
100.0% - Gowans Road Solar, LLC
100.0% - Sturgeon Ryan Ranch Solar, LLC
100.0% - BD Solar Masardis LLC

100.0% - BD Solar Nicolin LLC
100.0% - BD Solar North Anson LLC
100.0% - BD Solar Limestone LLC
100.0% - BD Solar Norridgewock LLC
100.0% - Nautilus Solar Construction Seller, LLC
100.0% - Nautilus Atlantis II MM Holdco, LLC
100.0% - Nautilus Atlantis II Lessee Holdco, LLC
100.0% - Nautilus Atlantis II Lessor Holdco, LLC
100.0% - Mustang One, LLC
100.0% - Lion One, LLC
100.0% - Ten Oaks Solar LLC
100.0% - Red Wing Solar 30, LLC
100.0% - Parker Place Solar LLC
49.62% - LMPG Inc.
100.0% - Lumenpulse Lighting Corp.
100.0% - Sternberg Lanterns, Inc.
100.0% - Architectural LW Holdings, LLC
100.0% - Palo Alto Lighting, LLC
100.0% - Architectural Lighting Works, S.de R.L. de C.V.
100.0% - LMPG Holdings Inc.
80.0% - Vode Lighting, LLC
100.0% - Exenia s.r.l.
80.0% - CD/M2 Lightworks Corp
80.0% - Pa-Co Lighting Inc.
100.0% - Lumca Inc.
100.0% - Toronto Lightworks Inc.
100.0% - Lumenpulse UK Limited
100.0% - Lumenpulse Alphaled Limited
34.11% - The Lion Electric Company
H.
Other PFC Companies
Power Financial Corporation
100.0% - 4400003 Canada Inc.
100.0% - 3411893 Canada Inc.
100.0% - 3439453 Canada Inc.
100.0% - 11249207 Canada Inc.
20.0% - Project Alphonso Acquisition Corp
100.0% - 9194649 Canada Inc.
100.0% - Springboard 2021 GP Inc.
100.0% - Springboard L.P.
56.50% - Wealthsimple Financial Corp. (54.16% equity)
100.0% - Wealthsimple Inc.
100.0% - Wealthsimple Advisor Services Inc.
100.0% - Wealthsimple Investments Inc.
100.0% - Wealthsimple Technologies Inc.
100.0% - Wealthsimple US, Ltd.

50.01% - Wealthsimple Europe S.a.r.l (100.00% equity)
100.0% - Wealthsimple UK Ltd.
100.0% - SimpleTax Software Inc.
100.0% - Wealthsimple Payments Inc.
100.0% - Wealthsimple Digital Assets. Inc.
100.0% - Wealthsimple Media Inc.
100.0% - Wealthsimple Mortgage Services Inc. (formerly 12062925 Canada Inc. and OrderUp Technologies Inc).
100.0% - Wealthsimple Labs Inc.
100.0% - Wealthsimple Funds Holdco Inc.
100.0% - Wealthsimple Private Credit Fund 1 GP Inc.
100.0% - Wealthsimple Private Credit Fund 1 LP
100.0% - Wealthsmiple Private Credit Fund 1 SUB GP Inc.
100.0% - Wealthsimple Private Credit Fund 1 Sub LP
100.0% - Springboard II LP
4.13% - Koho Financial Inc.
I.
Sagard Holdings & Portag3
Power Corporation of Canada
100.0% - Power Financial Corporation
68.150% - Great-West Lifeco Inc. (65% in voting)
14.03% - Sagard Holdings Management Inc. (12.74% equity)
100.0% - Sagard Holdings Participation Inc.
100.0% - Sagard Holdings Inc.
56.38% - Sagard Holdings Management Inc. (51.20% equity)
100.0% - Everwest Holdings Inc.
100.0% - EverWest Property Services, LLC
100.0% - EverWest Advisors LLC
100.0% - EW Manager, LLC
100.0% - EverWest Real Estate Investors, LLC
100.0% - EW Equity Plan, LLC
100.0% - Sagard Capital Partners Management Corp.
100.0% - Sagard Holdings Manager (US) LLC
100.0% - Sagard Senior Lending Partners Offshore GP LLC
100.0% - Sagard Senior Lending Partners Offshore LP
100.0% - Sagard Senior Lending Partners Holdings II LP
100.0% - Sagard Senior Lending Partners Offshore-U GP LLC
100.0% - Sagard Senior Lending Partners Offshore-U LP
100.0% - Sagard Senior Lending Partners Holdings II-U LP
100.0% - Sagard Senior Lending Partners Holdings II-U SPV I LLC
100.0% - Sagard Senior Lending Partners Holdings II-U SPV II LLC
100.0% - Sagard Senior Lending Partners Holdings II-U SPV III LLC
100.0% - Sagard Senior Lending Partners Holdings LLC
100.0% - Sagard Senior Lending Partners Holdings-U LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LLC
100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LLC

100.0% - Sagard Senior Lending Partners-U GP Inc.
100.0% - Sagard Senior Lending Partners Holdings I-U LP
100.0% - Sagard Senior Lending Partners-U LP
100.0% - Sagard Senior Lending Partners Holdings-U GP Inc.
100.0% - Sagard Senior Lending Partners Holdings-U LP
100.0% - Sagard Senior Lending Partners RN-U LP
100.0% - Sagard UK Management Ltd.
100.0% - Sagard Holdings Manager GP Inc.
100.0% - Sagard Holdings Manager LP
100.0% - Sagard Holdings Wealth LP
64.99% - Grayhawk Wealth Holdings Inc. (46.2% fully diluted equity)
100.0% - Grayhawk Investment Strategies Inc.
100.0% - Grayhawk Wealth US Inc.
100.0% - Sagard Foundry Participation LP
100.0% - P3 Ventures Participation LP
100.0% - SHRP Participation LP
100.0% - Sagard Partner Pool LP
100.0% - Sagard Europe Participation LP
100.0% - P3 Ventures 2021 Participation LP
100.0% - Sagard Outremont Participant LP
100.0% - Portage Capital Solutions Carried Interest LP
100.0% - Portage Web3 Fund I Carried Interest LP
100.0% - Sagard S.A.S.
100.0% - Sagard Holdings Manager (Canada) Inc.
100.0% - Sagard (MENA) Ltd
100.0% - Sagard Credit Partners GP, Inc.
100.0% - Sagard Credit Partners, LP
100.0% - Sagard Credit Partners II GP, Inc.
100.0% - Sagard Credit Partners II, LP
100.0% - Sagard Credit Partners II Carried Interest, LP
100.0% - Sagard Credit Partners (Cayman) GP, Inc.
100.0% - Sagard Credit Partners (Cayman), LP
100.0% - Sagard Credit Partners (Lone Star), LP
100.0% - Sagard Credit Partners II (Cayman) GP, LLC
100.0% - Sagard Credit Partners II (Cayman), LP
100.0% - Sagard Credit Partners II (US Investments), LP
100.0% - Sagard Credit Partners II SPV I GP, Inc.
100.0%- Sagard Credit Partners II SPV I, LP
100.0% - Sagard Healthcare Royalty Partners GP LLC
100.0% - Sagard Healthcare Royalty Partners, LP
100.0% - Sagard Healthcare Partners (Delaware) LP
100.0% Sagard Healthcare Partners Funding SPE 1, LLC
100.0% - Sagard Healthcare Partners Funding Borrower SPE 1, LP
100.0% - Sagard Healthcare Partners Funding Borrower SPE 2, LP
100.0% - Sagard Healthcare Partners (Delaware) II LP
100.0% - Sagard Healthcare Partners (P-1) LP
100.0% - Sagard Healthcare Royalty Partners (Feeder ), LP

100.0% - Sagard Healthcare Royalty Partners (US Feeder), LP
100.0% - Sagard Healthcare Partners (AIV-1) GP Inc.
100.0% - Sagard Healthcare Partners (AIV-1) LP
100.0% - Portag3 Ventures GP Inc.
100.0% - Portag3 Ventures Participation ULC
100.0% - Portag3 Ventures Participation Inc.
100.0% - Portag3 Ventures Participation US LP
100.0% - Portag3 Ventures II Affiliates GP Inc.
100.0% - Portag3 Ventures II Affiliates LP
100.0% - Portag3 Ventures LP
100.0% - Portag3 International Investments Inc.
0.94% - Albert Corporation
0.53% - Clark (FL Fintech E GmbH)
12.25% - Borrowell Inc.
35.17% - Diagram Ventures Limited Partnership
0.98% - Nesto Inc.
100.0% - Portag3 Ventures II GP Inc.
100.0% - Portage3 Ventures II LP
100.0% - Portag3 Ventures II Investments LP
100.0% - Portag3 Ventures II International Investments Inc.
11.14% - Albert Corporation
15.964% - Koho Financial Inc.
10.23% - Clark
12.52% - Socotra Inc.
17.09% - Fondeadora Inc.
15.19% - AlpacaDB, Inc.
21.17% - Pledg SAS
17.02% - Rose Technology Incorporated
15.80% - AtomicFI, Inc.
18.65% - Choosing Therapy Inc.
32.88% - Springboard III LP (Diagram Ventures Limited Partnership)
63.63% - Diagram Ventures II Limited Partnership
16.31% - Conquest Planning Inc.
9.12% - integrate AI Inc.
17.40% - Boosted.ai
11.47% - Hellas Direct
2.19% - Tallied Technologies Inc. (Founders Shares)
1.49% - 12835304 Canada Inc. (Conduit) (Founders Shares)
2.19% - 12835347 Canada Inc (Helika) (Founders Shares)
1.46% - 12837072 Canada Inc (Obeo) (Founders Shares)
1.98% - Choir Technologies Inc. (Founders Shares)
2.26% - ClearEstate (Founders shares)
2.23% - Conduit Blockchain Technologies Inc. (Founder shares)
5.74% - Novisto Inc (Founders shares)
3.78% - Pillar (Founders shares)
15.03% - Retirable, Inc
1.62% - Skylight (Founders shares)

2.96% - Synctera Inc (Founders shares)
1.59% - Trice Technologies Inc (Founders Shares)
4.02% - Wingo Technologies Inc (Founders shares)
100.0% - Portag3 Ventures II International LP
100.0% - Portag3 Ventures II International (FI) LP
100.0% - Portag3 Ventures II Carried Interest LP
100.0% - Portag3 Ventures II Carried Interest US LP
100.0% - Portag3 Ventures II LP
100.0% - Portage Ventures III GP Inc.
100.0% - Portage Ventures III Carried Interest LP
100.0% - Portage Ventures III LP
100.0% - Portage Ventures III International LP
100.0% - Portage Ventures III Investments LP
11.25% - 12835304 Canada Inc. (Conduit)
10.90% - Covey IO Corp.
12.37% - Croissant Pay, Inc.
11.99% - GuarantR, Inc.
11.88% - KikOff Inc.
13.43% - Kontempo Holdings Limited
13.24% - Nesto Inc.
8.97% - HeyMirza Ltd.
10.74% - Loanstreet Inc.
19.20% - Wealthier Pty Ltd.(Pearler)
11.21% - Modular Technologies OÜ (Tumm)
16.49% - Tallied Technologies Inc.
11.18% - Angle Health, Inc.
30.85% - Notch Ordering Inc.
10.52% - QUIN Technologies GmbH
13.23% - Mooncard
10.01% - Liquidity, Inc.
16.78% - Conduit Blockchain Technologies, Inc.
15.53% - Benepass, Inc.
17.67% - Brella Insurance Inc.
10.96% - Cover Tree Inc.
10.01% - Midas Technology Corp.
17.74% - Zeal (Puzzi Group Inc.)
10.11% - Zilo Technology Limited
100.0% - Portage Ventures III Access Fund LP
100.0% - PFTA I GP Inc.
100.0% - PFTA I LP
100.0% - Sagard PFTA Agregator LP
50.0% - Diagram Ventures GP Inc.
100.0% - Diagram Ventures, LP
10.68% - Nesto
16.21% - Retirable
6.63% - Novisto
50.0% - Diagram Ventures II GP Inc.

100.0% - Diagram Ventures II LP
6.63% - Novisto
5.82% - Synctera
11.70% - Baselane
13.05% - ClearEstate
12.74% - Conduit
11.82% - Tallied
11.92% - Helika
12.47% - Obeo
12.85% - Trice
9.96% - Choir
50.0% - Diagram Ventures III GP Inc.
100.0% - Diagram Ventures III LP
12.86% - Trice
9.96% - Choir
50.0% - Diagram Opportunity GP Inc.
100.0% - Diagram Opportunity Fund Carried Interest LP
100.0% - Diagram Opportunity Fund I LP
7.14% - Nesto
4.88% - Synctera
0.90% - Albert
0.65% - Clark
5.50% - Novisto
3.31% - Baselane
8.91% - ClearEstate
50.0% - Diagram ClimateTech GP Inc.
100.0% - Diagram ClimateTech Fund L.P.
100.0% - Diagram ClimateTech Carried Interest L.P.
49.0% – Diagram Corporation (75.0% equity)
23.36% - Numi
100.0% - Springboard III GP Inc.
100.0% - Springboard III LP
100.0% - Sagard Credit Partners Carried Interest GP Inc.
100.0% - Sagard Credit Partners Carried Interest LP
100.0% - Sagard Capital Partners GP, Inc.
100.0% - Sagard Capital Partners, L.P.
96.0% - 1069759 B.C. Unlimited Liability Company
91.6% - Integrated Fertility Holding, LLC
100.0% - Spadina GP Inc.
100.0% - Spadina Participation LP
100.0% - Spadina LP
3.77% - Wealthsimple Financial Corp. (3.40% equity)
100.0% - Sagard PE Canada GP Inc.
100.0% - Sagard Private Equity Canada LP
100.0% SPEC CL GP Inc.
51.25% SPEC CL Co-Invest LP
53.92% - Courchesne, Larose Holding Inc. (formerly known as SPEC CL Holdings Inc.)

100.0% - Courchesne, Larose, Limitee (formerly known as SPEC Cl Acquisico Inc.)
59.0% - SPEC Walter GP Inc.
100.0% - SPEC Walter LP
38.71% - Groupe Lou-Tec Inc.
100.0% Acces Location D’Equipements Inc.
100.0% - Locations SSJ Inc.
100.0% - MKS Equipements Inc.
100.0% - Torcan Lift Equipment Ltd.
100.0% - SPEC NG Holding Inc.
100.0% - SPEC NG Acquisico Inc.
36.7% - Sagard USRE Inc.
50.0% - Outremont Technologies Inc. (41.75% economic shares)
100.0% - Outremont Technologies Manager Ltd.
100.0% - Outremont Technologies GP Ltd.
100.0% - Sagard Senior Lending Partners GP Inc.
100.0% - Sagard Senior Lending Partners LP
100.0% - Sagard Senior Lending Partners Holdings GP Inc.
100.0% - Sagard Senior Lending Partners Holdings LP
100.0% - Sagard Senior Lending Partners Holdings I LP
100.0% - Sagard Senior Lending Partners Carried Interest GP Inc.
100.0% - Sagard Senior Lending Partners Carried Interest LP
100.0% - Sagard Senior Lending Partners Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore Carried Interest GP Inc.
100.0% - Sagard Senior Lending Partners Offshore Carried Interest LP
100.0% - Sagard Senior Lending Partners Offshore Carried Interest-U LP
100.0% - Sagard Senior Lending Partners Offshore-U GP Inc.
100.0% - Sagard Senior Lending Partners RN Offshore-U LP
100.0% - Sagard Senior Lending Partners Offshore GP Inc.
100.0% - Portage Capital Solutions GP Inc.
100.0% - Portage Capital Solutions Fund I LP
14.77% - P97 Holdings, Inc.
16.23% - Theta Ray Ltd.
100.0% - Portage Capital Solutions Canada Fund I LP
100.0% - Portage Capital Solutions US Fund I LP
100.0% - Portage Capital Solutions International Fund I LP
100.0% - Portage Web3 I GP Inc.
100.0% - Portage Web3 Feeder Fund I LP
100.0% - Portage Web3 Master Fund I LP
100.0% - Sagard USPF Inc
63.3% - Sagard USRE Inc.
4.0% - 1069759 B.C. Unlimited Liability Company
50.0% - Peak Achievement Athletics Inc. (42.58% equity)
100.0% - 10094439 Canada Inc.
100.0% - 10094455 Canada Inc.
100.0% - Limited Partnership Interests in Peak Management Participation LP
100.0% - 1167410 B.C. Unlimited Liability Company
100.0% - 1167410 B.C. Unlimited Liability Company

100.0% - General Partnership Interests in Peak Management Participation LP
100.0% - Limited Partnership Interests in Peak Holdings LP
100.0% - 1167387 B.C. Unlimited Liability Company
100.0% - General Partnership Interests in Peak Holdings LP
100.0% - Bauer Hockey Ltd.
100.0% - Bauer Hockey AB
100.0% - Bauer Hockey GmbH
100.0% - Bauer Hockey (Beijing) Trading Limited
100.0% - ProSharp AB (Sweden)
100.0% - ProSharp Inc. (NB, CA)
100.0% - ProSharp Inc. (DE, US)
100.0% - BCE Acquisitions US, Inc.
100.0% - Bauer Innovations US, LLC
100.0% - Bauer Hockey LLC
100.0% - Cascade Maverik Lacrosse, LLC
100.0% - Bauer Hockey Retail, LLC
28.1% - Rawlings Sporting Goods Company Inc.
100.00% - Mowat GP Inc.
100.0% - Mowat Participation LP
100.0% - Mowat LP
3.94% - Koho Financial Inc.

ITEM 30. INDEMNIFICATION
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Connecticut, being the state of organization of Empower, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Sections 33-770 to 33-779 of the Connecticut General Statutes Annotated. The text of Empower’s By-law, Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(2).
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS
(a)
Effective March 15, 2024, Empower Financial Services, Inc. (“EFSI”) is the principal underwriter.
EFSI is distributor of securities of the Registrant. Including the Registrant, EFSI serves as distributor and principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series Account of Empower Annuity Insurance Company of America (EAICA), Retirement Plan Series Account of EAICA, Variable Annuity-8 Series Account of EAICA and Variable Annuity Series Account of Empower Life & Annuity Insurance Company of New York (ELAINY).
EFSI is also distributor of the following other investment companies: The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; the Prudential Discovery Premier Group Variable Contract Account; the Prudential Discovery Select Group Variable Contract Account; and EAIC Variable Contract Account A.
(b)
Directors and Officers of EFSI:
NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER
Carol Waddell	Chairman, President and Chief Executive Officer
Stephen E. Jenks	Director and Executive Vice President
Richard H. Linton, Jr. 100 Federal Street, 18th Floor Boston, MA 02110	Director and Executive Vice President
Katherine Stoner	Chief Compliance Officer
William J. McDermott	Senior Vice President
Daniel A. Morrison	Senior Vice President
Joseph M. Smolen	Senior Vice President
Regina M. Mattie	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President, and Treasurer
Adam Kavan	Assistant General Counsel
Palak Patel	Secretary
Abiane Finster	Assistant Secretary

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER
Shannon Cochran	Compliance Officer
Stephanie Barres	Compliance Officer
Mike Kavanagh	Associate Chief Compliance Officer
Barbara Upton	Compliance Officer
*
The address of each Officer named is 8515 Orchard Street, Greenwood Village, CO 80111, unless otherwise noted above.
(c)
Commissions received by Prudential Investment Management Services LLC (“PIMS”), principal underwriter prior to March 15, 2024, during the last fiscal year with respect to the Empower Retirement Security Annuity IV issued through the registrant separate account. No commissions were received by PIMS during the last fiscal year with respect to the Empower Retirement Security Annuity III, the Empower Retirement Security Annuity VII or the Empower Retirement Security Annuity IX.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Prudential Investment Management Services LLC	$ 9,793	$ -0-	$ -0-	$ -0-
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books, and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Empower at the following addresses:
Empower
8515 E. Orchard Rd. 4T2
Greenwood Village, CO. 80111
Empower Annuity Insurance Company
280 Trumbull Street
Hartford, CT 06103
The Prudential Insurance Company of America and PGIM, Inc.
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America and PGIM, Inc.
Gateway Buildings Two, Three and Four
100 Mulberry Street
Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
The Prudential Insurance Company of America
c/o PGIM Investments
30 Scranton Office Park

Scranton, PA 18507
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
ITEM 33. MANAGEMENT SERVICES
Summary of the substantive provisions of any management-related services contract not discussed in Part A or Part B of the Registration Statement - Not Applicable.
ITEM 34. FEE REPRESENTATION
Empower Annuity Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Empower Annuity Insurance Company.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on this 24th day of April, 2024.

EAIC VARIABLE CONTRACT ACCOUNT A (Registrant)
By:	/s/ Douglas S. McIntosh
Douglas S. McIntosh Vice President Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY (Depositor)
By:	/s/ Douglas S. McIntosh
Douglas S. McIntosh Vice President Empower Annuity Insurance Company

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.
Signature and Title

*
Jonathan Kreider Director
*
Mary Maiers Director

Signature and Title
*
Tina Wilson Director
*
Harry A. Dalessio Director
*
Kara Roe Chief Financial Officer and Controller
*
Christine Moritz President and Chief Executive Officer
*
Rich Linton Director

*By:	/s/ Michele Drummey
Michele Drummey (Attorney-in-Fact)

EXHIBIT INDEX
Exhibit	Description
(c)(2)	Distribution and Underwriting Agreement between Empower Annuity Insurance Company (Insurance Company (Insurance Company) and Empower Financial Services, Inc. (EFSI) (Underwriter).
(c)(3)	First Amendment to Distribution and Underwriting Agreement between Empower Annuity Insurance Company (Insurance Company) and Empower Financial Services, Inc. (EFSI) (Underwriter).
(k)	Consent and Opinion of Michele Drummey, Vice President and Assistant General Counsel, as to the legality of the securities being registered.
(l)(1)	Written consent of Deloitte & Touche LLP.
(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.